IVY FUNDS

Equity Funds

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Capital Appreciation Fund

Ivy Core Equity Fund

Ivy Cundill Global Value Fund

Ivy Dividend Income Fund

Ivy Energy Fund

Ivy European Opportunities Fund

Ivy Global Natural Resources Fund

Ivy International Balanced Fund

Ivy International Core Equity Fund

Ivy International Growth Fund

Ivy Large Cap Growth Fund

Ivy Managed European/Pacific Fund

Ivy Managed International Opportunities Fund

Ivy Mid Cap Growth Fund

Ivy Pacific Opportunities Fund

Ivy Real Estate Securities Fund

Ivy Science and Technology Fund

Ivy Small Cap Growth Fund

Ivy Small Cap Value Fund

Ivy Value Fund

The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus
July 31, 2007

Contents
         Ivy Asset Strategy Fund

         Ivy Balanced Fund

         Ivy Capital Appreciation Fund

         Ivy Core Equity Fund

         Ivy Cundill Global Value Fund

         Ivy Dividend Income Fund

         Ivy Energy Fund

         Ivy European Opportunities Fund

         Ivy Global Natural Resources Fund

         Ivy International Balanced Fund

         Ivy International Core Equity Fund

         Ivy International Growth Fund

         Ivy Large Cap Growth Fund

         Ivy Managed European/Pacific Fund

         Ivy Managed International Opportunities Fund

         Ivy Mid Cap Growth Fund

         Ivy Pacific Opportunities Fund

         Ivy Real Estate Securities Fund

         Ivy Science and Technology Fund

         Ivy Small Cap Growth Fund

         Ivy Small Cap Value Fund

         Ivy Value Fund

         Additional Information about Principal Investment

                   Strategies, Other Investments and Risks

         The Management of the Funds

                  Investment Advisor

                  Management Fee

                  Portfolio Management

         Your Account

                  Choosing a Share Class

                  Ways to Set Up Your Account

                  Pricing of Fund Shares

                  Buying Shares

                  Selling Shares

                  Exchange Privileges

                  Distributions and Taxes

         Financial Highlights

         Appendix A--Hypothetical Investment and Expense Information

Ivy Asset Strategy Fund

An Overview of the Fund

Objective

To provide high total return over the long term.

Principal Strategies

Ivy Asset Strategy Fund seeks to achieve its objective by allocating its assets among primarily stocks, bonds and short-term instruments of issuers located around the world.

  "Stocks" include equity securities of all types, although Ivy Investment Management Company (IICO), the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that IICO believes are currently selling below their true worth, while growth stocks are those whose earnings IICO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company.
  "Bonds" include all varieties of fixed-income instruments, such as corporate or U.S. government debt securities, with remaining maturities of more than three years. This investment type may include a significant amount, up to 35% of the Fund's total assets, of high yield/high risk bonds, or junk bonds, which include bonds rated BB and below by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) and Ba and below by Moody's Investors Service, Inc. (Moody's) or unrated bonds deemed by IICO to be of comparable quality.
  "Short-term instruments" include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.
  Within each of these investment types, the Fund may invest in domestic and foreign securities; therefore, the Fund may invest up to 100% of its assets in foreign securities.

IICO, the Fund's investment manager, may allocate the Fund's investments among these different types of securities in different proportions at different times. IICO may exercise a flexible strategy in the selection of securities, and the Fund is not required to allocate its investments among stocks and bonds in any fixed proportion or limited by investment style or by the issuer's location, size, market capitalization or industry sector. The Fund may have none or some of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions.

The Fund may invest in practically any market that IICO believes offers the greatest probability of return or, alternatively, that provides the highest degree of safety in uncertain times. Dependent on the outlook for the U.S. and global economies, IICO makes top-down allocations among stocks, bonds, cash, precious metals (for defensive purposes) and currency markets around the globe. After determining allocations, IICO seeks the best opportunities within each market.

IICO may, when consistent with the Fund's investment objective, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). IICO may use derivatives to hedge various investments, for risk management purposes or to seek to increase investment income or gain in the Fund.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Asset Strategy Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy changes in foreign exchange rates, which may affect the value of the foreign securities the Fund holds an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline prepayment of higher-yielding bonds held by the Fund
  the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived derivatives are subject to counterparty risk
  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

As noted, the Fund may invest up to 100% of its assets in foreign securities. Investing in foreign securities presents additional risks, such as foreign currency fluctuations and political or economic conditions affecting foreign countries. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Investments by the Fund in high yield/high risk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile, than higher-rated bonds.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Asset allocation funds may be appropriate for investors who want to diversify among stocks, bonds and short-term instruments of domestic and foreign issuers, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, Ivy Asset Strategy Fund may be appropriate for you. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Asset Strategy Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

The bar chart presents the annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structures.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1997	10.84%
1998	8.64%
1999	21.22%
2000	20.66%
2001	-11.74%
2002	2.31%
2003	10.55%
2004	12.06%
2005	21.37%
2006	18.89%

In the period shown in the chart, the highest quarterly return was 15.58% (the first quarter of 2000) and the lowest quarterly return was -8.25% (the first quarter of 2001). The Class C return for the year through June 30, 2007 was 11.82%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

as of December 31, 2006

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	------	--------	--------
Class C1
Before Taxes	18.89%	12.83%	11.01%
After Taxes on Distributions	18.72%	12.66%	9.57%
After Taxes on Distributions
and Sale of Fund Shares	12.49%	11.20%	8.94%
Class Y
Before Taxes	19.84%	13.77%	11.97%
Class B (began on 07-03-2000)
Before Taxes	14.81%	12.58%	8.24%
Class A (began on 07-10-2000)
Before Taxes	12.89%	12.36%	8.21%
Indexes
S&P 500 Index[2]	15.80%	6.20%	8.42%
Citigroup Broad
Investment Grade Index[2]	4.33%	5.10%	6.26%
Citigroup Short-Term
Index for 1 Month Certificates
of Deposit[2]	5.15%	2.56%	4.00%
Lipper Flexible Portfolio
Funds Universe Average[3]	11.02%	7.67%	8.26%

1The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for 12 months or less.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Ivy Asset Strategy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	---------	---------

Management Fees	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.21%	0.31%	0.23%	0.23%[6]	0.23%
Total Annual Fund Operating Expenses	1.12%	1.97%	1.89%	0.89%	1.14%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$683	$911	$1,156	$1,860
Class B Shares	600	918	1,162	2,076[1]
Class C Shares	192[2]	594	1,021	2,212
Classs I Shares	91	284	493	1,096
Class Y Shares	116	362	628	1,386

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$683	$911	$1,156	$1,860
Class B Shares	200	618	1,062	2,076[1]
Class C Shares	192	594	1,021	2,212
Class I Shares	91	284	493	1,096
Class Y Shares	116	362	628	1,386

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Balanced Fund

An Overview of the Fund

Objectives

To provide current income to the extent that, in the opinion of IICO, the Fund's investment manager, market and economic conditions permit. As a secondary objective, the Fund seeks long-term appreciation of capital.

Principal Strategies

Ivy Balanced Fund invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. Regarding its equity investments, the Fund invests primarily in medium to large, well-established companies that usually issue dividend-producing securities. The Fund owns common stocks in order to provide possible appreciation of capital and some dividend income. In general, the Fund invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Fund ordinarily invests at least 25% of its total assets in fixed income securities. The majority of the Fund's debt holdings are either securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities) or investment grade corporate bonds, that include bonds rated BBB- and higher by S&P or Baa3 and higher by Moody's or, if unrated, deemed by IICO to be of comparable quality. The Fund has no limitations on the range of maturities of the debt securities in which it may invest, nor on the size of companies in which it may invest. The Fund may invest in both domestic and, to a lesser extent, foreign securities.

IICO may look at a number of factors in selecting securities for the Fund. For equity investments, IICO typically uses a bottom-up approach and looks for undervalued or attractively valued companies whose asset value or earnings power, IICO believes, is not reflected in the price of the stock. IICO also considers a company's potential for dividend growth, its relative strength in earnings, its management and improving fundamentals, and the condition of the respective industry. In selecting debt securities for the Fund, IICO seeks high-quality securities with minimal credit risk.

Generally, in determining whether to sell an equity security or a debt security, IICO uses the same analysis as identified above in order to determine if the equity security is still undervalued. In determining whether to sell a debt security, IICO will consider whether the debt security continues to maintain its minimal credit risk. IICO may also sell a security if the security ceases to produce income, to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Balanced Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy an issuer of a debt security or other fixed income obligation may not make payments on the security when due an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund as well as a decline in its income the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Balanced Fund may be appropriate for investors seeking current income and the potential for long-term appreciation of capital. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Balanced Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of broad measures of market performance. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Spectrum Fund which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy Balanced Fund. For that time period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Balanced Fund. If those expenses were reflected, performance shown below would differ.

The bar chart presents the annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1997	18.18%
1998	22.60%
1999	14.64%
2000	-10.33%
2001	-15.27%
2002	-9.30%
2003	20.59%
2004	8.53%
2005	4.59%
2006	10.59%

In the period shown in the chart, the highest quarterly return was 14.70% (the fourth quarter of 1998) and the lowest quarterly return was -17.38% (the first quarter of 2001). The Class A return for the year through June 30, 2007 was 5.63%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns

as of December 31, 2006

		5 Years
		(or Life
	1 Year	of Class)	10 Years
	------	-----------	-----------
Class A1
Before Taxes	4.24%	5.34%	5.05%
After Taxes on Distributions	4.06%	5.05%	3.74%
After Taxes on Distributions
and Sale of Fund Shares	3.03%	4.51%	3.86%
Class B (began on 12-8-2003)
Before Taxes	5.48%	6.58%	N/A
Class C (began on 12-8-2003)
Before Taxes	9.66%	7.57%	N/A
Class Y (began on 12-8-2003)
Before Taxes	10.75%	8.68%	N/A
Indexes
S&P 500 Index[2]	15.80%	6.20%	8.42%
Citigroup Treasury/Government
Sponsored/Credit Index[2]	3.85%	5.23%	6.31%
Lipper Mixed-Asset Target Allocation Growth
Funds Universe Average[3]	11.95%	6.15%	7.19%

1For periods prior to December 8, 2003, performance shown is that of the Advantus Spectrum Fund, the predecessor to Ivy Balanced Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy Balanced Fund. Class A shares of the Ivy Balanced Fund would generally have had substantially similar returns to the Class A shares of the Advantus Spectrum Fund because they would have been invested in a similar portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Spectrum Fund differ from expenses for Class A shares of Ivy Balanced Fund.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Ivy Balanced Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	--------	--------	--------	--------	---------

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.44%	0.69%	0.46%	0.31%[6]	0.31%
Total Annual Fund Operating Expenses	1.39%	2.39%	2.16%	1.01%	1.26%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$708	$ 990	$1,2,92	$2,148
Class B Shares	642	1,045	1,375	2,478[1]
Class C Shares	219[2]	676	1,159	2,493
Class I Shares	103	322	558	1,236
Class Y Shares	128	400	692	1,523

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$708	$990	$1,292	$2,148
Class B Shares	242	745	1,275	2,478[1]
Class C Shares	219	676	1,159	2,493
Class I Shares	103	322	558	1,236
Class Y Shares	128	400	692	1,523

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Capital Appreciation Fund

An Overview of the Fund

Objective

To provide long-term capital appreciation.

Principal Strategies

Ivy Capital Appreciation Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of U.S. and, to a lesser extent, foreign companies that IICO, the Fund's investment manager, considers to be high in quality and attractive in their long-term investment potential. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, primarily common stocks and securities convertible into common stocks. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time. While the Fund typically invests in the common stocks of large to medium sized U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its objective. Medium sized, or mid cap, companies are typically companies with market capitalizations that range between $1 billion and $18 billion, while large, or large cap, companies are typically companies with market capitalizations of at least $8 billion.

In selecting investments for the Fund, IICO combines a bottom-up fundamental analysis of the companies and investments, with its top-down macroeconomic research. IICO seeks to identify high-quality companies that it believes can demonstrate consistent, profitable growth and strong returns while generating substantial cash flow from their respective operations.

Generally, in determining whether to sell a security, IICO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Capital Appreciation Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries that may result in performance less favorable than another investment mix might have produced the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the skill of IICO in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Capital Appreciation Fund may be appropriate for long-term investors who seek capital appreciation. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Capital Appreciation Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

2001	-23.28%
2002	-15.10%
2003	27.64%
2004	12.55%
2005	9.19%
2006*	10.33%

In the period shown in the chart, the highest quarterly return was 11.34% (the second quarter of 2003) and the lowest quarterly return was -17.55% (the first quarter of 2001). The Class A return for the year through June 30, 2007 was 10.38%.

*Effective May, 2006, the Fund changed its investment objective and strategy from a tax-managed focus to long-term capital appreciation.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns

as of December 31, 2006

		5 Years
		(or Life	Life
	1 Year	of Class)	of Class
	--------	----------	---------
Class A (began on 06-30-2000)
Before Taxes	3.98%	6.73%	-1.17%
After Taxes on Distributions	3.98%	6.73%	-1.17%
After Taxes on Distributions
and Sale of Fund Shares	2.59%	5.82%	-0.99%[1]
Class C (began on 07-06-2000)
Before Taxes	9.37%	6.95%	-1.26%
Class B (began on 07-13-2000)
Before Taxes	5.12%	6.80%	-1.35%
Class Y (began on 09-15-2004)[2]	10.31%	13.70%	N/A
Indexes*
Russell 1000 Growth Index[3]	9.09%	2.70%	-5.84%[4]
S&P 500 Index[3]	15.80%	6.20%	1.27%[4]
Lipper Large-Cap Growth
Funds Universe Average[5]	5.60%	2.15%	-4.59%[4]

*Effective May, 2006, the Fund changed its investment objective and strategy from a tax-managed focus to long-term capital appreciation.

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Class Y shares have been offered to the public since June 30, 2000; however, no Class Y shares were issued prior to September 15, 2004.

3Reflects no deduction for fees, expenses or taxes.

4Index and Lipper Average comparison begins on June 30, 2000.

5Net of fees and expenses.

Fees and Expenses

Ivy Capital Appreciation Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	--------	---------

Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.50%	0.86%	0.54%	0.41%[6]	0.41%
Total Annual Fund Operating Expenses	1.40%	2.51%	2.19%	1.06%	1.31%
Expenses Waived[7]	0.05%	0.00%	0.00%	0.00%	0.00%
Net Fund Operating Expenses	1.35%	2.51%	2.19%	1.06%	1.31%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

7Through July 31, 2008, Ivy Funds Distributor, Inc. (IFDI), the Fund's distributor, and Waddell & Reed Services Company (WRSCO), the Fund's transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for Class A shares at 1.35%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$707	$ 991	$1,295	$2,157
Class B Shares	654	1,082	1,435	2,573[1]
Class C Shares	222[2]	685	1,175	2,524
Class I Shares	108	337	585	1,294
Class Y Shares	133	415	718	1,579

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$707	$991	$1,295	$2,157
Class B Shares	254	782	1,335	2,573[1]
Class C Shares	222	685	1,175	2,524
Class I Shares	108	337	585	1,294
Class Y Shares	133	415	718	1,579

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Core Equity Fund

An Overview of the Fund

Objectives

To provide capital growth and income.

Principal Strategies

Ivy Core Equity Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large cap U.S. and foreign companies with dominant market positions in their industries. Large cap companies are typically companies with market capitalizations of at least $8 billion. The Fund invests in securities that have the potential for capital appreciation or that IICO, the Fund's investment manager, expects to resist market decline. Although the Fund typically invests in large companies, it may invest in securities of any size company. The Fund may invest up to 20% of its net assets in foreign securities.

IICO attempts to select securities with growth and income possibilities by looking at many factors including the company's:

  position in the global economy
  profitability record
  history of improving sales and profits
  management strength
  leadership position in its industry
  stock price value
  dividend payment history

Generally, in determining whether to sell a security IICO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of significant growth potential and/or the prospect of continued dividend payments. IICO may also sell a security to reduce the Fund's position, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Core Equity Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in countries with developing economies. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Core Equity Fund may be appropriate for investors who seek capital growth and income. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Core Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

The bar chart presents the annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structures.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1997	24.61%
1998	20.73%
1999	12.15%
2000	8.54%
2001	-15.84%
2002	-23.24%
2003	16.01%
2004	8.53%
2005	7.17%
2006	13.52%

In the period shown in the chart, the highest quarterly return was 17.05% (the second quarter of 1997) and the lowest quarterly return was -16.80% (the third quarter of 2002). The Class C return for the year through June 30, 2007 was 7.52%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

as of December 31, 2006

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	------	--------	--------
Class C1
Before Taxes	13.52%	3.29%	6.12%
After Taxes on Distributions	11.77%	2.97%	5.03%
After Taxes on Distributions
and Sale of Fund Shares	11.77%	2.94%	5.24%
Class Y
Before Taxes	14.50%	4.28%	7.07%
Class A (began on 07-03-2000)
Before Taxes	7.78%	2.91%	-0.81%
Class B (began on 07-11-2000)
Before Taxes	9.41%	2.98%	-1.06%
Indexes
S&P 500 Index[2]	15.80%	6.20%	8.42%
Lipper Large-Cap Core Funds
Universe Average[3]	13.53%	4.83%	6.87%

1The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for 12 months or less.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Ivy Core Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	---------	---------

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.42%	0.59%	0.43%	0.27%[6]	0.27%
Total Annual Fund Operating Expenses	1.37%	2.29%	2.13%	0.97%	1.22%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$706	$ 984	$1,282	$2,127
Class B Shares	632	1,015	1,325	2,395[1]
Class C Shares	216[2]	667	1,144	2,462
Class I Shares	99	309	536	1,190
Class Y Shares	124	387	670	1,477

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$706	$984	$1,282	$2,127
Class B Shares	232	715	1,225	2,395[1]
Class C Shares	216	667	1,144	2,462
Class I Shares	99	309	536	1,190
Class Y Shares	124	387	670	1,477

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Cundill Global Value Fund

An Overview of the Fund

Objective

To provide long-term capital growth. Any income realized will be incidental.

Principal Strategies

Ivy Cundill Global Value Fund invests primarily in equity securities (including common stock, preferred stock and securities convertible into common stock) throughout the world, including emerging market countries, which Mackenzie Financial Corporation (Mackenzie), the Fund's investment subadvisor, believes are trading below their estimated "intrinsic value." The Fund may invest in issuers located in any country, in a company of any size and in issuers of any industry.

"Intrinsic value" is the perceived realizable market value, determined through Mackenzie's analysis of the companies' financial statements (and includes factors such as financial capacity on the balance sheet, earnings, cash flows, dividends, business prospects, management capabilities and other catalysts for potentially increasing shareholder value). Mackenzie utilizes an entirely bottom-up, research driven approach in its selection of securities for the Fund.

Mackenzie may use certain derivative investment techniques (such as foreign currency exchange transactions and forward foreign currency contracts) to hedge the Fund's currency exposure.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Cundill Global Value Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the Fund may not be able to readily dispose of illiquid securities promptly at an acceptable price the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived derivatives are subject to counterparty risk
  the mix of securities in the Fund's holdings, particularly the relative weightings in, and exposure to, different sectors of the economy changes in foreign currency exchange rates, which may affect the value of the foreign securities the Fund holds the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the level of cash reserves may rise in the event acceptable investment opportunities cannot be found
  Mackenzie's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. The risks of investing in foreign securities are more acute in countries with developing economies. Since the Fund normally invests a substantial portion of its assets in those countries, it is exposed to the following additional risks: securities that are even less liquid and more volatile than those in more developed foreign countries; unusually long settlement delays; less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against reparation of assets); abrupt changes in exchange rate regime or monetary policy; unusually large currency fluctuations and currency conversion costs; and high national debt levels (which may impede an issuer payment of principal and/or interest on external debt).

Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Cundill Global Value Fund may be appropriate for investors seeking long-term growth potential, but who can accept significant fluctuations in capital value in the short term. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Cundill Global Value Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the return would be less than that shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

2002	-12.17%
2003	36.43%
2004	18.06%
2005	16.40%
2006	9.92%

In the period shown in the chart, the highest quarterly return was 16.50% (the second quarter of 2003) and the lowest quarterly return was --11.38% (the third quarter of 2002). The Class A return for the year through June 30, 2007 was 9.51%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns

as of December 31, 2006

		5 Years (or	Life
	1 Year	Life of Class)	of Class
	--------	--------------	----------
Class A (began on 09-04-2001)
Before Taxes	3.60%	11.27%	10.12%
After Taxes on Distributions	2.72%	10.78%	9.42%
After Taxes on Distributions
and Sale of Fund Shares	3.66%	9.81%	8.63%
Class B (began on 09-26-2001)
Before Taxes	5.07%	11.61%	12.42%
Class C (began on 10-19-2001)
Before Taxes	9.28%	11.82%	12.27%
Class Y (began on 07-24-2003)
Before Taxes	10.37%	18.27%	N/A
Indexes
Morgan Stanley Capital International
World Index[1]	20.07%	9.97%	11.20%[2]
Lipper Global Funds
Universe Average[3]	18.86%	10.08%	11.48%[2]
Lipper Global Small/Mid-Cap Value
Funds Universe Average[3]	9.84%	12.33%	12.80%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on September 30, 2001.

3Net of fees and expenses.

Fees and Expenses

Ivy Cundill Global Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	--------	--------	--------	---------	----------

Management Fees	0.93%	0.93%	0.93%	0.93%	0.93%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.37%	0.51%	0.28%	0.24%[6]	0.24%
Total Annual Fund Operating Expenses	1.55%[7]	2.44%	2.21%[7]	1.17%	1.42%[7]

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than 30 days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

7The Total Annual Fund Operating Expenses shown reflect the annual fee payable; however, IFDI, the Fund's distributor, and WRSCO, the Fund's transfer agent, have voluntarily agreed to waive expenses for Class A, Class C and Class Y shares so that the total annual fund operating expenses do not exceed the following levels: Class A, 1.90%; Class C, 2.55% and Class Y, 1.20%. IFDI and WRSCO may change or terminate this waiver at any time.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$724	$1,036	$1,371	$2,314
Class B Shares	647	1,061	1,401	2,556[1]
Class C Shares	224[2]	691	1,185	2,544
Class I Shares	119	372	644	1,420
Class Y Shares	145	449	776	1,702

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$724	$1,036	$1,371	$2,314
Class B Shares	247	761	1,301	2,556[1]
Class C Shares	224	691	1,185	2,544
Class I Shares	119	372	644	1,420
Class Y Shares	145	449	776	1,702

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Dividend Income Fund

An Overview of the Fund

Objectives

To provide income and long-term capital growth.

Principal Strategies

Ivy Dividend Income Fund seeks to achieve its objectives by investing primarily in dividend-paying common stocks that IICO, the Fund's investment manager, believes also demonstrate favorable prospects for long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities of domestic and, to a lesser extent, foreign companies, which may include without limitation dividend-paying common stocks, preferred stocks or convertible preferred stocks. Although the Fund invests primarily in large cap companies (typically companies with capitalizations of at least $8 billion), it may invest in companies of any size.

The Fund primarily focuses on companies:

  with high dividend yields that are relatively safe
  with above average market yield that will continue to grow their dividend that pay a small dividend, but could grow their dividend over the next five years that pay no dividend, but may initiate a dividend

Generally, in determining whether to sell a security, IICO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Dividend Income Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Dividend Income Fund may be appropriate for investors seeking income and long-term capital growth through a portfolio of primarily dividend-paying common stocks. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Dividend Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

2004	11.16%
2005	13.12%
2006	15.54%

In the period shown in the chart, the highest quarterly return was 9.11% (the fourth quarter of 2004) and the lowest quarterly return was --0.21% (the third quarter of 2004). The Class A return for the year through June 30, 2007 was 9.44%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns

as of December 31, 2006

		Life
	1 Year	of Class
	------	--------
Class A (began on 06-30-2003)
Before Taxes	8.90%	12.59%
After Taxes on Distributions	8.52%	12.37%
After Taxes on Distributions
and Sale of Fund Shares	6.41%	10.95%
Class B (began on 06-30-2003)
Before Taxes	10.62%	12.94%
Class C (began on 06-30-2003)
Before Taxes	14.72%	13.60%
Class Y (began on 06-30-2003)
Before Taxes	15.65%	14.65%
Indexes
Russell 1000 Index[1]	15.47%	13.96%[2]
Lipper Equity Income Funds
Universe Average[3]	18.46%	14.94%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on June 30, 2003.

3Net of fees and expenses.

Fees and Expenses

Ivy Dividend Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	---------	----------

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.43%	0.60%	0.47%	0.34%[6]	0.34%
Total Annual Fund Operating Expenses	1.38%	2.30%	2.17%	1.04%	1.29%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$707	$ 987	$1,287	$2,137
Class B Shares	633	1,018	1,330	2,405[1]
Class C Shares	220[2]	679	1,164	2,503
Class I Shares	106	331	574	1,271
Class Y Shares	131	409	708	1,556

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$707	$987	$1,287	$2,137
Class B Shares	233	718	1,230	2,405[1]
Class C Shares	220	679	1,164	2,503
Class I Shares	106	331	574	1,271
Class Y Shares	131	409	708	1,556

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Energy Fund

An Overview of the Fund

Objective

Ivy Energy Fund seeks long-term capital appreciation.

Principal Strategies

Ivy Energy Fund seeks to achieve its objective of long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities, primarily equities of both U.S. and foreign companies, principally engaged in exploration, discovery, distribution or related to the infrastructure of energy and/or alternative energy. These companies may include, but are not limited to: oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal, transporters, utilities, alternative energy companies and innovative energy technology companies. The Fund invests in securities of companies across the capitalization spectrum and in companies domiciled throughout the world, including, potentially, companies domiciled or traded in emerging markets. The Fund may invest up to 100% of its assets in foreign securities.

The Fund's investment manager, IICO, uses an investment style that focuses on both growth and value characteristics of companies where energy is believed to be a factor in the investment outlook and success of that company. IICO focuses on traditional companies that are producing and distributing energy for today, as well as those companies that are discovering sources of energy that will carry the world into the future. IICO considers many factors in selecting companies for the Fund, including the valuation, operating history and management of a company.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities to determine whether the security has ceased to offer significant growth potential, has become undervalued and/or whether the prospects of the issuer have deteriorated. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Energy Sector Risk -- since the Fund will invest a significant portion of its assets in securities of companies principally engaged in the energy sector, the Fund could experience wider fluctuations in value than funds with more diversified, less concentrated portfolios. Specifically, the securities that the Fund purchases may underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund's holdings are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies may also fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects and tax and other governmental regulatory policies.

A variety of additional factors can affect the investment performance of Ivy Energy Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with an investment objective that is similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected some of the companies in which the Fund may invest have relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing in foreign securities presents additional risks, such as foreign currency fluctuations and political or economic conditions affecting foreign countries. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Although individual security selection, in general, drives the performance of the Fund, short-term fluctuations in commodity prices may influence returns and increase price fluctuations in the Fund's shares. The companies in which the Fund invests may be adversely affected by foreign government, federal, or state regulations on energy production, distribution and sale.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Energy Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Energy Fund has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table.

Fees and Expenses

Ivy Energy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	---------	----------

Management Fees[5]	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[6]	2.46%	2.24%	2.21%	2.19%[7]	2.19%
Total Annual Fund
Operating Expenses	3.56%	4.09%	4.06%	3.04%	3.29%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5IICO has voluntarily agreed to waive its management fee for any day that the Fund's net assets are less than $25 million, subject to IICO's right to change or modify this waiver.

6Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

7The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$913	$1,604	$2,314	$4,182
Class B Shares	811	1,544	2,192	4,170[1]
Class C Shares	408[2]	1,235	2,078	4,256
Class I Shares	370	939	1,596	3,355
Class Y Shares	332	1013	1,717	3,585

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$913	$1,604	$2,314	$4,182
Class B Shares	411	1,244	2,092	4,170[1]
Class C Shares	408	1,235	2,078	4,256
Class I Shares	307	939	1,596	3,355
Class Y Shares	332	1,013	1,717	3,585

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy European Opportunities Fund

An Overview of the Fund

Objective

To provide long-term capital growth by investing in the securities markets of Europe.

Principal Strategies

Ivy European Opportunities Fund invests, under normal market conditions, at least 80% of its net assets in the equity securities of European companies of any size, which may include:

  large European companies, or European companies of any size that provide special investment opportunities (such as privatized companies, those providing exceptional value, or those engaged in initial public offerings (IPOs));
  small-capitalization companies in the more developed markets of Europe companies operating in Europe's emerging markets

The Fund's investment subadvisor, Henderson Investment Management Ltd. (Henderson), uses a "bottom-up" investment approach, by focusing on the best investment opportunities, regardless of market capitalization. Henderson also applies a pragmatic approach, by searching for stocks it believes to be reasonably priced and with reasonable short-term growth prospects. Company selection is generally based on an analysis of a wide range of financial indicators (such as growth, earnings, cash flow, book value and enterprise value), as well as factors such as market position, competitive advantage and management strength. Country and sector allocation decisions are driven by the company selection process.

Generally, in determining whether to sell a security, Henderson chooses to do so when it believes that the security's valuation accurately reflects all catalysts, or drivers, identified at its purchase. Henderson may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy European Opportunities Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected changes in foreign exchange rates, which may affect the value of the foreign securities the Fund holds the risks of investing in foreign securities are more acute in countries with developing economies securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading of its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is also limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance)
  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  Henderson's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy European Opportunities Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy European Opportunities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

2000	4.51%
2001	-20.67%
2002	-3.30%
2003	51.02%
2004	36.28%
2005	10.49%
2006	31.74%

IIn the period shown in the chart, the highest quarterly return was 44.83% (the first quarter of 2000) and the lowest quarterly return was -21.29% (the third quarter of 2002). The Class A return for the year through June 30, 2007 was 13.32%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns

as of December 31, 2006

		5 Years
		(or Life	Life
	1 Year	of Class)	of Class
	--------	-----------	-----------
Class A (began on 05-04-1999)
Before Taxes	24.16%	22.25%	29.24%
After Taxes on Distributions	23.96%	22.17%	25.56%
After Taxes on Distributions
and Sale of Fund Shares	16.04%	19.84%	23.93%
Class B (began on 05-24-1999)
Before Taxes	26.79%	22.56%	29.18%
Class C (began on 10-24-1999)
Before Taxes	30.85%	22.66%	18.78%
Class Y (began on 07-24-2003)
Before Taxes	32.01%	33.10%	N/A
Indexes
Morgan Stanley Capital International
EuropeSM Index[1]	33.72%	14.87%	7.84%[2]
Lipper European Region Funds
Universe Average[3]	33.66%	17.36%	11.28%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on May 31, 1999.

3Net of fees and expenses.

Fees and Expenses

Ivy European Opportunities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	--------	---------

Management Fees	0.92%	0.92%	0.92%	0.92%	0.92%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.45%	0.45%	0.38%	0.24%[6]	0.24%
Total Annual Fund Operating Expenses	1.62%	2.37%	2.30%	1.16%	1.41%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than 30 days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$730	$1,057	$1,406	$2,386
Class B Shares	640	1,039	1,365	2,520[1]
Class C Shares	233[2]	718	1,230	2,636
Class I Shares	118	368	638	1,409
Class Y Shares	144	446	771	1,691

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$730	$1,057	$1,406	$2,386
Class B Shares	240	739	1,265	2,520[1]
Class C Shares	233	718	1,230	2,636
Class I Shares	118	368	638	1,409
Class Y Shares	144	446	771	1,691

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Global Natural Resources Fund

An Overview of the Fund

Objective

To provide long-term growth. Any income realized will be incidental.

Principal Strategies

Ivy Global Natural Resources Fund invests, under normal market conditions, at least 80% of its net assets in equity securities of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, "natural resources" generally include:

  energy (such as utilities, producers/developers, refiners, service/drilling)
  alternative energy (such as uranium, coal, hydrogen, wind, solar, fuel cells)
  industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery)
  forest products (such as lumber, plywood, pulp, paper, newsprint, tissue)
  base metals (such as aluminum, copper, nickel, zinc, iron ore and steel)
  precious metals and minerals (such as gold, silver, platinum, diamonds)
  agricultural products (grains and other foods, seeds, fertilizers, water)

The Fund's investment subadvisor, Mackenzie, uses an equity style that focuses on both growth and value, as well as utilizing both a top-down (the creation of macro-economic models to prepare an outlook for economic and market conditions) and a bottom-up (fundamental, company by company) approach. Mackenzie targets companies for investment that, in its opinion, have strong management and financial positions, adding balance with established low cost, low debt producers and positions that are based on anticipated commodity price trends. The Fund seeks to be diversified internationally and therefore Mackenzie invests in foreign companies and domestic companies that have principal operations in foreign jurisdictions. While Mackenzie seeks to anchor the Fund's assets in North America, international exposure may exceed 50% of the Fund's assets. Exposure to companies in individual foreign countries other than Canada is typically less than 20% of the Fund's assets. The Fund also may have exposure to companies located in, and/or doing business in, emerging markets.

Generally, in determining to sell a security, Mackenzie considers various factors including whether the holding has sufficiently exceeded its target price, whether a growth-oriented company has failed to deliver growth as well as the effect of commodity price trends on certain holdings. Mackenzie may also sell a security to take advantage of more attractive investment opportunities, to reduce the Fund's holding in that security, or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Global Natural Resources Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected many of the companies in which the Fund may invest have relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies since the Fund can invest a significant portion of its assets in securities of companies principally engaged in natural resources activities, the Fund could experience wider fluctuations in value than funds with more diversified portfolios the mix of securities in the Fund's holdings, particularly the relative weightings in, and exposure to, different sectors of the economy the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived derivatives are subject to counterparty risk
  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the level of cash reserves may rise in the event acceptable investment opportunities cannot be found
  Mackenzie's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations. Investing in physical commodities, such as gold or silver, exposes the Fund to other risk considerations such as potentially severe price fluctuations over short periods of time and storage costs that exceed the custodial and/or brokerage costs associated with the Fund's other portfolio holdings.

Investing in foreign securities presents additional risks, such as foreign currency fluctuations and political or economic conditions affecting foreign countries. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Global Natural Resources Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Global Natural Resources Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1998	-29.35%
1999	40.98%
2000	9.86%
2001	15.40%
2002	4.66%
2003	45.61%
2004	27.94%
2005	29.11%
2006	25.79%

In the period shown in the chart, the highest quarterly return was 24.19% (the fourth quarter of 2001) and the lowest quarterly return was -21.37% (the third quarter of 2001). The Class A return for the year through June 30, 2007 was 21.99%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2005

		5 Years
		(or Life	Life
	1 Year	of Class)	of Class
	--------	----------	-----------
Class A (began on 01-02-1997)
Before Taxes	18.55%	24.45%	14.96%
After Taxes on Distributions	16.24%	23.51%	13.66%
After Taxes on Distributions
and Sale of Fund Shares	14.39%	21.68%	12.78%
Class B (began on 01-02-1997)
Before Taxes	20.77%	24.75%	14.77%
Class C (began on 01-02-1997)
Before Taxes	24.92%	24.89%	14.60%
Class Y (began on 07-24-2003)
Before Taxes	25.98%	34.69%	N/A
Indexes
Morgan Stanley Capital International
Commodity-Related Index[1]	21.48%	19.83%	11.05%[2]
Lipper Natural Resources Funds
Universe Average[3]	15.22%	20.76%	13.45%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on December 31, 1996.

3Net of fees and expenses.

Fees and Expenses

Ivy Global Natural Resources Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	---------	---------

Management Fees	0.81%	0.81%	0.81%	0.81%	0.81%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.23%	0.29%	0.21%	0.20%[6]	0.20%
Total Annual Fund Operating Expenses	1.29%[7]	2.10%	2.02%[7]	1.01%	1.26%[7]

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than 30 days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

7The Total Annual Fund Operating Expenses shown reflect the annual fee payable; however, IFDI, the Fund's distributor, and WRSCO, the Fund's transfer agent, have voluntarily agreed to waive expenses for Class A, Class C and Class Y shares so that the total annual fund operating expenses do not exceed the following levels: Class A, 1.70%; Class C, 2.40% and Class Y, 1.20%. IFDI and WRSCO may change or terminate this waiver at any time.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$699	$960	$1,242	$2,042
Class B Shares	613	958	1,229	2,224[1]
Class C Shares	205[2]	634	1,088	2,348
Class I Shares	103	322	558	1,236
Class Y Shares	128	400	692	1,523

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$699	$960	$1,242	$2,042
Class B Shares	213	658	1,129	2,224[1]
Class C Shares	205	634	1,088	2,348
Class I Shares	103	322	558	1,236
Class Y Shares	128	400	692	1,523

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy International Balanced Fund

An Overview of the Fund

Objective

To provide a high level of total return.

Principal Strategies

Ivy International Balanced Fund invests in equity and debt securities issued by companies located around the world and of any size, and in investment grade debt securities issued by governmental agencies and corporations. The Fund invests primarily in developed foreign markets, but may invest a portion of its assets in developing, or emerging, markets. Normally, the Fund invests approximately 50% to 70% of its assets in international equity securities and approximately 30% to 50% of its assets in international investment-grade debt securities.

In selecting equity securities the Fund's investment subadvisor, Templeton Investment Counsel LLC (Templeton), attempts to identify securities that are selling at a substantial discount to its determination of their market value. Debt securities are selected, after an analysis of trends in interest rates and economic conditions, based on Templeton's judgment as to which securities are more likely to perform well under those conditions.

Templeton may sell a security when it believes that the security's price reflects its intrinsic value, or Templeton determines that market factors have changed and there is no longer an expectation that the security will perform well. Templeton may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities, or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy International Balanced Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the risks of investing in foreign securities are more acute in countries with developing economies changes in foreign exchange rates, which may affect the value of the securities the Fund holds an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund as well as a decrease in the Fund's investment income the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the value of a security believed by Templeton to be undervalued may never reach what Templeton believes is its full value, or such security's value may decrease the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  Templeton's skill in evaluating and selecting securities for the Fund adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investment choices. The risks of investing in foreign securities are more acute in countries with developing economies since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy International Balanced Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and may be appropriate for investors seeking long-term focus. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy International Balanced Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of broad measures of market performance. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus International Balanced Fund which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy International Balanced Fund. For that time period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of Ivy International Balanced Fund. If those expenses were reflected, performance shown below would differ.

The bar chart presents the annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1997	5.12%
1998	3.55%
1999	15.66%
2000	1.27%
2001	-8.74%
2002	-3.73%
2003	37.93%
2004	18.40%
2005	4.24%
2006	22.43%

In the period shown in the chart, the highest quarterly return was 17.99% (the second quarter of 2003) and the lowest quarterly return was -12.46% (the third quarter of 2002). The Class A return for the year through June 30, 2007 was 6.26%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns

as of December 31, 2005

		5 Years
		(or Life
	1 Year	of Class)	10 Years
	------	-----------	-----------
Class A1
Before Taxes	15.39%	13.59%	8.21%
After Taxes on Distributions	13.98%	12.88%	6.80%
After Taxes on Distributions
and Sale of Fund Shares	11.25%	11.81%	6.55%
Class B (began on 12-8-2003)
Before Taxes	17.24%	13.94%	N/A
Class C (began on 12-8-2003)
Before Taxes	21.54%	14.92%	N/A
Class Y (began on 12-8-2003)
Before Taxes	22.57%	15.98%	N/A
Indexes
Morgan Stanley Capital International All
Country World (Excluding U.S.A.) Index[2]	27.16%	16.88%	8.59%
J.P. Morgan Non-U.S. Government
Bond Index[2]	6.84%	9.49%	4.68%
Lipper Mixed-Asset Target Allocation Growth
Funds Universe Average[3]	11.95%	6.15%	7.19%

1For periods prior to December 8, 2003, performance shown is that of the Advantus International Balanced Fund, the predecessor of Ivy International Balanced Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy International Balanced Fund. Class A shares of Ivy International Balanced Fund would generally have had substantially similar returns to the same class of shares of the Advantus International Balanced Fund because they would have been invested in a similar portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus International Balanced Fund differ from expenses for Class A shares of Ivy International Balanced Fund.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Ivy International Balanced Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	----------	----------	----------	---------	----------

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.43%	0.65%	0.42%	0.30%[6]	0.30%
Total Annual Fund Operating Expenses	1.38%	2.35%	2.12%	1.00%	1.25%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than 30 days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$707	$ 987	$1,287	$2,137
Class B Shares	638	1,033	1,355	2,444[1]
Class C Shares	215[2]	664	1,139	2,452
Class I Shares	102	318	552	1,225
Class Y Shares	127	397	686	1,511

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$707	$987	$1,287	$2,137
Class B Shares	238	733	1,255	2,444[1]
Class C Shares	215	664	1,139	2,452
Class I Shares	102	318	552	1,225
Class Y Shares	127	397	686	1,511

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy International Core Equity Fund (formerly, Ivy International Value Fund)

An Overview of the Fund

Objectives

To provide long-term capital growth. Consideration of current income is secondary to this principal objective.

Principal Strategies

Ivy International Core Equity Fund invests, under normal market conditions, at least 80% of its net assets in equity securities principally traded in largely developed European and Asian/Pacific Basin markets. To enhance potential return, the Fund may invest in countries with new or comparatively undeveloped economies.

IICO, the Fund's investment manager, primarily uses a disciplined approach while looking for investment opportunities around the world (including countries with new or comparatively undeveloped economies), preferring cash generating, well-managed and reasonably valued companies that are exposed to themes which should yield above average growth. Some of the Fund's investments may produce income (such as dividends), although it is not a primary objective of the Fund.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy International Core Equity Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected changes in foreign exchange rates which may affect the value of securities the Fund holds the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. The risks of investing in foreign securities are more acute in countries with developing economies.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy International Core Equity Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy International Core Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1998	6.63%
1999	27.79%
2000	-7.25%
2001	-17.17%
2002	-15.93%
2003	27.19%
2004	16.55%
2005	24.51%
2006	26.13%

In the period shown in the chart, the highest quarterly return was 16.49% (the fourth quarter of 1998) and the lowest quarterly return was -22.75% (the third quarter of 2002). The Class A return for the year through June 30, 2007 was 12.05%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns

as of December 31, 2005

		5 Years
		(or Life	Life
	1 Year	of Class)	of Class
	--------	----------	-----------
Class A (began on 05-13-1997)
Before Taxes	18.88%	13.03%	5.86%
After Taxes on Distributions	18.08%	12.87%	5.65%
After Taxes on Distributions
and Sale of Fund Shares	13.60%	11.48%	5.08%
Class B (began on 05-13-1997)
Before Taxes	21.16%	12.85%	5.45%
Class C (began on 05-13-1997)
Before Taxes	25.11%	12.95%	5.43%
Class Y (began on 07-24-2003)
Before Taxes	26.08%	25.60%	N/A
Indexes
Morgan Stanley Capital International
EAFE Index[1]	26.34%	14.98%	7.46%[2]
Lipper International Large-Cap Core Funds
Universe Average[3]	24.28%	12.31%	6.60%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on May 31, 1997.

3Net of fees and expenses.

Fees and Expenses

Ivy International Core Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	--------	---------

Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service
(12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.46%	0.50%	0.44%	0.36%[6]	0.36%
Total annual Fund operating expenses	1.56%	2.35%	2.29%	1.21%	1.46%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than 30 days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$725	$1,039	$1,376	$2,325
Class B Shares	638	1,033	1,355	2,489[1]
Class C Shares	232[2]	715	1,225	2,626
Class I Shares	123	384	665	1,466
Class Y Shares	149	462	797	1,746

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$725	$1,039	$1,376	$2,325
Class B Shares	238	733	1,255	2,489[1]
Class C Shares	232	715	1,225	2,626
Class I Shares	123	384	665	1,466
Class Y Shares	149	462	797	1,746

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy International Growth Fund (formerly, Ivy International Fund)

An Overview of the Fund

Objectives

To provide long-term growth. Consideration of current income is secondary to this principal objective.

Principal Strategies

Ivy International Growth Fund seeks to achieve its objectives by investing primarily in common stocks of foreign companies that IICO, the Fund's investment manager, believes have the potential for long-term growth represented by economic expansion within a country or region, and represented by the restructuring and/or privatization of particular industries. The Fund emphasizes growth stocks, which are securities of companies whose earnings IICO believes are likely to grow faster than the economy. The Fund primarily invests in issuers of developed countries, and the Fund may invest in companies of any size.

IICO utilizes a research-based investment process that blends top-down global economic analysis and bottom-up stock selection. After identifying promising opportunities around the world, IICO seeks strong companies in industries which it believes are growing faster than their underlying economies. IICO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  a company's growth and earnings potential
  a company's financials, including cash flow
  management of the company
  industry position of the company
  strength of the industry
  applicable economic, market and political conditions of the country in which the company is located

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy International Growth Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected changes in foreign exchange rates, which may affect the value of the securities the Fund holds the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. The risks of investing in foreign securities are more acute in countries with developing economies. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy International Growth Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy International Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1997	10.38%
1998	7.34%
1999	21.05%
2000	-17.26%
2001	-21.03%
2002	-20.96%
2003	26.24%
2004	13.23%
2005	17.09%
2006	22.91%

In the period shown in the chart, the highest quarterly return was 16.41% (the fourth quarter of 1998) and the lowest quarterly return was -23.02% (the third quarter of 2002). The Class A return for the year through June 30, 2007 was 11.75%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns

as of December 31, 2006

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	--------	----------	-----------
Class A
Before Taxes	15.84%	8.91%	3.68%
After Taxes on Distributions	15.81%	8.88%	2.70%
After Taxes on Distributions
and Sale of Fund Shares	10.34%	7.75%	2.93%
Class B
Before Taxes	17.61%	8.80%	3.25%
Class C
Before Taxes	21.67%	9.03%	3.30%
Class Y (began on 07-24-2003)
Before Taxes	22.85%	20.53%	N/A
Indexes
Morgan Stanley Capital International
EAFE Growth Index[1]	22.33%	12.27%	5.07%
Morgan Stanley Capital International
EAFE Index[1]	26.34%	14.98%	7.71%
Lipper International Large-Cap Growth
Funds Universe Average[2]	22.68%	10.78%	5.98%

*The Fund's benchmark index changed from the Morgan Stanley Capital International EAFE Index to the Morgan Stanley Capital International EAFE Growth Index effective April 2007. IICO believes the Morgan Stanley Capital International EAFE Growth Index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. Both indexes are presented in this prospectus for comparison purposes.

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

Fees and Expenses

Ivy International Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	---------	---------

Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.20%[5]	1.00%	1.00%	0.00%	0.25%
Other Expenses[6]	0.41%	0.70%	0.69%	0.36%[7]	0.36%
Total Annual Fund Operating
Expenses	1.46%	2.55%	2.54%	1.21%	1.46%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than 30 days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The annual 12b-1 fee for Class A shares of the Fund may equal up to 0.25% on net assets attributable to outstanding shares issued on or after January 1, 1992. Since the calculation of the annual 12b-1 fee does not take into account shares outstanding prior to January 1, 1992, this arrangement results in a rate of 12b-1 fee that is lower than 0.25% of the net assets attributable to outstanding Class A shares of the Fund.

6Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

7The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$715	$1,010	$1,327	$2,221
Class B Shares	658	1,093	1,455	2,618[1]
Class C Shares	257[2]	791	1,350	2,875
Class I Shares	123	384	665	1,466
Class Y Shares	149	462	797	1,746

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$715	$1,010	$1,327	$2,221
Class B Shares	258	793	1,355	2,618[1]
Class C Shares	257	791	1,350	2,875
Class I Shares	123	384	665	1,466
Class Y Shares	149	462	797	1,746

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Large Cap Growth Fund

An Overview of the Fund

Objective

To provide appreciation of your investment.

Principal Strategies

Ivy Large Cap Growth Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks issued by growth-oriented, large to medium sized U.S. and, to a lesser extent, foreign companies that IICO, the Fund's investment manager, believes have appreciation possibilities. Under normal market conditions, the Fund invests at least 80% of its net assets in large cap growth securities. Growth stocks are those whose earnings IICO believes are likely to grow faster than the economy and large cap companies are typically companies with capitalizations of at least $8 billion.

IICO primarily utilizes a bottom-up strategy in selecting securities for the Fund and seeks companies that have dominant market positions and established competitive advantages. IICO believes that these characteristics can help to mitigate competition and lead to increased revenue and earnings growth. It attempts to focus on companies with sustainable competitive advantages in their industries as well as the following factors:

  the company's market position, product line, technological position and prospects for sustainability and/or increased earnings the quality of management
  the short-term and long-term outlook for the industry
  changes in economic and political conditions

IICO may also analyze the demands of investors for the security relative to its price. IICO may select a security when it anticipates a development or identifies a catalyst that might have an effect on the value of the security.

In general, IICO may sell a security when, in IICO's opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. IICO may also sell a security if it determines that the security no longer presents sufficient appreciation potential. This may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of its resources. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Large Cap Growth Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing a majority of the Fund's holdings in a single asset class such as large cap equities may cause more volatility than a fund invested with greater diversification.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Large Cap Growth Fund may be appropriate for investors seeking long-term investment growth. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Large Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

2001	-23.50%
2002	-19.78%
2003	28.97%
2004	5.94%
2005	14.37%
2006	3.30%

In the period shown in the chart, the highest quarterly return was 11.88% (the fourth quarter of 2001) and the lowest quarterly return was -18.97% (the first quarter of 2001). The Class A return for the year through June 30, 2007 was 7.94%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns

as of December 31, 2006

			Life
	1 Year	5 Years	of Class
	------	---------	----------
Class A (began on 06-30-2000)
Before Taxes	-2.64%	4.07%	1.52%
After Taxes on Distributions	-2.64%	4.07%	1.46%
After Taxes on Distributions
and Sale of Fund Shares	-1.72%[1]	3.50%	1.27%
Class C (began on 07-03-2000)
Before Taxes	2.42%	4.40%	1.56%
Class B (began on 07-06-2000)
Before Taxes	-1.90%	3.79%	1.11%
Class Y (began on 07-06-2000)
Before Taxes	3.44%	5.54%	2.62%
Indexes
Russell 1000 Growth Index[2]	9.09%	2.70%	-5.84%[3]
Lipper Large-Cap Growth Funds
Universe Average[4]	5.60%	2.15%	-4.59%[3]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on June 30, 2000.

4Net of fees and expenses.

Fees and Expenses

Ivy Large Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	--------	---------

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.44%	0.73%	0.48%	0.25%[6]	0.25%
Total Annual Fund Operating Expenses	1.39%	2.43%	2.18%	0.95%	1.20%
Expenses Waived[7]	0.24%[7]	0.00%	0.00%	0.00%	0.14%[7]
Net Fund Operating Expenses	1.15%	2.43%	2.18%	0.95%	1.06%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

7Through July 31, 2008, IFDI, the Fund's distributor, and WRSCO, the Fund's transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for the Fund's Class A shares at 1.15%, and for its Class Y shares at 1.06%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$ 960	$1,264	$2,124
Class B Shares	646	1,058	1,396	2,508[1]
Class C Shares	221[2]	682	1,169	2,513
Class I Shares	97	303	525	1,166
Class Y Shares	108	362	641	1,437

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$960	$1,264	$2,124
Class B Shares	246	758	1,296	2,508[1]
Class C Shares	221	682	1,169	2,513
Class I Shares	97	303	525	1,166
Class Y Shares	108	362	641	1,437

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Managed European/Pacific Fund

An Overview of the Fund

Objective

To provide long-term capital growth.

Principal Investment Strategies

The Fund seeks to enable investors to own a portfolio of stocks of European and Asian companies by investing primarily in Class I shares of Ivy European Opportunities Fund and Ivy Pacific Opportunities Fund (each, an underlying fund). Each underlying fund, in turn, invests in a diversified portfolio of primarily foreign equity securities.

The Board of Trustees of Ivy Funds (Board of Trustees), based upon the recommendation of the Fund's investment manager, IICO, has authorized the following target allocation ranges for investment of the Fund's assets in specific underlying funds, although IICO expects allocations will change over time:

Underlying Fund	Maximum	Minimum
	Allocation	Allocation
Ivy European Opportunities Fund	90%	10%
Ivy Pacific Opportunities Fund	90%	10%

The Fund may also purchase shares of a registered investment company not affiliated with Ivy Funds or Ivy Funds, Inc. (collectively, the "Ivy Family of Funds") (an "unaffiliated fund"), provided that, immediately after such purchase, the Fund does not own more than 3% of the total outstanding stock of such unaffiliated fund. The Fund anticipates that investments in unaffiliated funds will be minimal, if any.

IICO monitors the Fund's holdings and cash flow and, in general, manages them as needed in order to maintain the Fund's target allocations. IICO does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, IICO may change allocations within the stated ranges. IICO may modify the above-specified target asset allocations for the Fund and may also modify, from time to time, the underlying funds selected for the Fund.

By owning shares of the underlying funds, the Fund indirectly holds primarily equity securities of any size European company and of companies whose securities are traded mainly on markets located within the Pacific region, organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, South Korea, Taiwan, Singapore, Thailand, Indonesia, Australia, India, Philippines and Vietnam.

Principal Risks of Investing in the Fund

Many factors may affect the performance of Ivy Managed European/Pacific Fund. The ability of the Fund to meet its investment objective is directly related to its target allocations among the underlying funds and the ability of those funds to meet their investment objectives. In general, the Fund is subject to the same risks as those of the underlying funds. The Fund's share price will likely change daily based on the performance of the underlying funds.

The Fund invests primarily in international equity funds, for which the principal risk is market risk, the chance that stock prices overall will decline over short or even long periods of time. This includes the risk that returns from the stock market segments in which the Fund is most heavily indirectly invested (foreign companies) may underperform other asset classes, other market segments or the overall stock market.

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

The risks of investing in foreign securities are more acute in countries with developing economies. Since an underlying fund, Ivy Pacific Opportunities Fund, normally invests a substantial portion of its assets in these countries, it is exposed to the following additional risks: securities that are less liquid and more volatile than those in more developed foreign countries; unusually long settlement delays; less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against reparation of assets); abrupt changes in exchange rate regime or monetary policy; unusually large currency fluctuations and currency conversion costs; and high national debt levels (which may impede an issuer's payment of principal and/or interest on external debt).

 Additional information about the risks of the underlying funds is provided above in their respective sections and below in the section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks of the Underlying Funds."

An investment in the Fund or any underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, the value of the Fund's shares could change, and you could lose money on your investment. When you sell your shares, they may be worth more or less than what you paid for them.

Who May Want to Invest

Ivy Managed European/Pacific Fund may be appropriate for investors who want to diversify among two international mutual funds, in one fund. If you are looking for an investment that uses this technique, this Fund may be appropriate for you. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

The Fund has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table.

Fees and Expenses

Ivy Managed European/Pacific Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	---------	---------	---------	---------	---------

Maximum Sales Charge(Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	---------	---------
Management Fees[5]	0.05%	0.05%	0.05%	0.05%	0.05%
Distribution and/or
Service (12b-1) Fees	1.00%	1.00%	0.00%	0.25%	0.25%
Other Expenses[6,7]	0.15%	0.15%	0.15%	0.15%	0.15%
Acquired Fund Fees
and Expenses[8]	1.27%	1.27%	1.27%	1.27%	1.27%
Total Annual Fund
Operating Expenses	1.72%	2.47%	2.47%	1.47%	1.72%

1The contingent deferred sales charge (CDSC) which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than 30 days of purchase are subject to a 2.00% redemption fee/exchange fee.

5IICO has voluntarily agreed to waive its management fee for any day that the Fund's net assets are less than $25 million, subject to IICO's right to change or modify this waiver.

6The data for Other Expenses is estimated for the initial fiscal year of the Fund. Actual expenses may be higher or lower.

7Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

8The Fund will indirectly bear a pro rata share of the fees and expenses of each underlying fund in which it invests. Because the amount of the Fund's assets invested in each underlying fund changes daily, the amount shown is an approximation.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:

If shares are redeemed
at end of period:	1 Year	3 Years
Class A Shares	$740	$1,086
Class B Shares	650	1,070
Class C Shares	250[1]	770
Class I Shares	150	465
Class Y Shares	175	542

If shares are not redeemed
at end of period:	1 Year	3 Years
Class A Shares	$740	$1,086
Class B Shares	250	770
Class C Shares	250	770
Class I Shares	150	465
Class Y Shares	175	542

1A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Managed International Opportunities Fund

An Overview of the Fund

Objectives

To seek capital growth and, to a lesser extent, income.

Principal Investment Strategies

The Fund seeks to provide investors a well-diversified portfolio of international stocks, as well as a modest amount of bonds, by investing primarily in Class I shares of Ivy Funds international mutual funds, as identified below. Each underlying fund, in turn, invests in a diversified portfolio of primarily foreign equity securities, and, to a lesser extent, a mixture of investment grade and non-investment grade bonds issued by foreign corporations and governments.

The Board of Trustees, based upon the recommendation of IICO, the Fund's investment manager, has authorized the following target allocation ranges for investment of the Fund's assets in specific underlying funds, although IICO expects allocations will change over time:

Underlying Fund	Maximum	Minimum
	Allocation	Allocation
Ivy European Opportunities Fund	60%	10%
Ivy International Balanced Fund	60%	10%
Ivy International Core Equity Fund	60%	10%
Ivy International Growth Fund	60%	10%
Ivy Pacific Opportunities Fund	60%	10%

The Fund may also purchase shares of an unaffiliated fund, provided that, immediately after such purchase, the Fund does not own more than 3% of the total outstanding stock of such unaffiliated fund. The Fund anticipates that investments in unaffiliated funds will be minimal, if any.

IICO monitors the Fund's holdings and cash flow and, in general, manages them as needed in order to maintain the Fund's target allocations. IICO does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, IICO may change allocations within the stated ranges. IICO may modify the above-specified target asset allocations for the Fund and may also modify, from time to time, the underlying funds selected for the Fund.

By owning shares of the underlying funds, the Fund indirectly holds primarily equity securities of any size European company and of companies whose securities are traded mainly on markets located within the Pacific region, organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, South Korea, Taiwan, Singapore, Thailand, Indonesia, Australia, India, Philippines and Vietnam.

Principal Risks of Investing in the Fund

Many factors may affect the performance of Ivy Managed International Opportunities Fund. The ability of the Fund to meet its investment objectives is directly related to its target allocations among the underlying funds and the ability of those funds to meet their investment objectives. In general, the Fund is subject to the same risks as those of the underlying funds. The Fund's share price will likely change daily based on the performance of the underlying funds.

The Fund invests primarily in international equity funds, for which the principal risk is market risk, the chance that stock prices overall will decline over short or even long periods of time. This includes the risk that returns from the stock market segments in which the Fund is most heavily indirectly invested (foreign companies) may underperform other asset classes, other market segments or the overall stock market.

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

The risks of investing in foreign securities are more acute in countries with developing economies. Since an underlying fund, Ivy Pacific Opportunities Fund, normally invests a substantial portion of its assets in these countries, it is exposed to the following additional risks: securities that are less liquid and more volatile than those in more developed foreign countries; unusually long settlement delays; less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against reparation of assets); abrupt changes in exchange rate regime or monetary policy; unusually large currency fluctuations and currency conversion costs; and high national debt levels (which may impede an issuer's payment of principal and/or interest on external debt).

Additional information about the risks of the underlying funds is provided above in their respective sections and below in the section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks of the Underlying Funds."

An investment in the Fund or any underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, the value of the Fund's shares could change, and you could lose money on your investment. When you sell your shares, they may be worth more or less than what you paid for them.

Who May Want to Invest

Ivy Managed International Opportunities Fund may be appropriate for investors who want to diversify among several international mutual funds, in one fund. If you are looking for an investment that uses this technique, this Fund may be appropriate for you. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

The Fund has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table.

Fees and Expenses

Ivy Managed International Opportunities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	---------	---------	---------	---------	---------

Maximum Sales Charge(Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	---------	---------
Management Fees[5]	0.05%	0.05%	0.05%	0.05%	0.05%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[6,7]	0.17%	0.17%	0.17%	0.17%	0.17%
Acquired Fund Fees
and Expenses[8]	1.23%	1.23%	1.23%	1.23%	1.23%
Total Annual Fund
Operating Expenses	1.70%	2.45%	2.45%	1.45%	1.70%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than 30 days of purchase are subject to a 2.00% redemption fee/exchange fee.

5IICO has voluntarily agreed to waive its management fee for any day that the Fund's net assets are less than $25 million, subject to IICO's right to change or modify this waiver.

6The data for Other Expenses is estimated for the initial fiscal year of the Fund. Actual expenses may be higher or lower.

7Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

8The Fund will indirectly bear a pro rata share of the fees and expenses of each underlying fund in which it invests. Because the amount of the Fund's assets invested in each underlying fund changes daily, the amount shown is an approximation.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:

If shares are redeemed
at end of period:	1 Year	3 Years
Class A Shares	$738	$1,080
Class B Shares	648	1,064
Class C Shares	248[1]	764
Class I Shares	148	459
Class Y Shares	173	536

If shares are not redeemed
at end of period:	1 Year	3 Years
Class A Shares	$738	$1,080
Class B Shares	248	764
Class C Shares	248	764
Class I Shares	148	459
Class Y Shares	173	536

1A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Mid Cap Growth Fund

An Overview of the Fund

Objective

To provide growth of your investment.

Principal Strategies

Ivy Mid Cap Growth Fund seeks to achieve its objective by investing primarily in common stocks of domestic and, to a lesser extent, foreign mid cap companies that IICO, the Fund's investment manager, believes offer above-average growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of mid cap companies, which are typically companies with market capitalizations that range between $1 billion and $18 billion.

In selecting companies, IICO emphasizes a bottom-up approach and may look at a number of factors in its consideration of a security, such as:

  new or innovative products or services
  adaptive or creative management
  strong financial and operational capabilities to sustain growth stable and consistent revenue, earnings, cash flow
  market potential
  profit potential

Generally, in determining whether to sell a security, IICO considers many factors, including excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Mid Cap Growth Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected potentially greater price volatility of the equity securities of small to mid cap companies held by the Fund the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing a majority of the Fund's holdings in a single asset class such as mid cap securities may cause the Fund to experience more volatility than a fund invested with greater diversification.

Market risk for small to medium sized companies may be greater than that for large companies. Medium sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium sized companies may experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Mid Cap Growth Fund may be appropriate for investors who are willing to accept greater risks than are present with many other mutual funds. The Fund is not intended for investors who desire assured income and conservation of capital. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Mid Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

2001	-12.71%
2002	-25.84%
2003	30.42%
2004	18.89%
2005	11.96%
2006	8.38%

In the period shown in the chart, the highest quarterly return was 17.54% (the second quarter of 2003) and the lowest quarterly return was -16.60% (the third quarter of 2002). The Class A return for the year through June 30, 2007 was 10.65%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns

as of December 31, 2006

			Life
	1 Year	5 Years	of Class
	------	---------	---------
Class A (began on 06-30-2000)
Before Taxes	2.15%	5.63%	3.38%
After Taxes on Distributions	2.15%	5.63%	3.14%
After Taxes on Distributions
and Sale of Fund Shares	1.39%	4.86%	2.78%
Class C (began on 07-03-2000)
Before Taxes	7.54%	6.02%	3.45%
Class B (began on 07-06-2000)
Before Taxes	3.25%	5.43%	3.06%
Class Y (began on 07-10-2000)
Before Taxes	8.64%	7.20%	4.24%
Indexes
Russell Mid-Cap Growth Index[1]	10.67%	8.23%	-1.07%[2]
Lipper Mid-Cap Growth Funds
Universe Average[3]	8.54%	5.88%	-1.03%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on June 30, 2000.

3Net of fees and expenses.

Fees and Expenses

Ivy Mid Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	----------	---------	---------	---------	---------

Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.50%	0.77%	0.53%	0.31%[6]	0.31%
Total Annual Fund Operating Expenses	1.60%[7]	2.62%	2.38%[7]	1.16%	1.41%[7]

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

7The Total Annual Fund Operating Expenses shown reflect the annual fee payable; however, IFDI, the Fund's distributor, and WRSCO, the Fund's transfer agent, have voluntarily agreed to waive expenses for Class A, Class C and Class Y shares so that the total annual fund operating expenses do not exceed the following levels: Class A, 1.65%; Class C, 2.35% and Class Y, 1.25%. IFDI and WRSCO may change or terminate this waiver at any time.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$728	$1,051	$1,396	$2,366
Class B Shares	665	1,114	1,490	2,706[1]
Class C Shares	241[2]	742	1,270	2,716
Class I Shares	118	368	638	1,409
Class Y Shares	144	446	771	1,691

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$728	$1,051	$1,396	$2,366
Class B Shares	265	814	1,390	2,706[1]
Class C Shares	241	742	1,270	2,716
Class I Shares	118	368	638	1,409
Class Y Shares	144	446	771	1,691

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Pacific Opportunities Fund

An Overview of the Fund

Objectives

To provide long-term capital growth. Consideration of current income is secondary to this principal objective.

Principal Strategies

Ivy Pacific Opportunities Fund invests, under normal market conditions, at least 80% of its net assets in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies whose securities are traded mainly on markets located within the Pacific region, organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, South Korea, Taiwan, Singapore, Thailand, Indonesia, Australia, India, Philippines and Vietnam. The Fund may invest in companies of any size and in companies of any industry.

IICO, the Fund's investment manager, utilizes a top-down approach of worldwide analysis in order to identify the best countries and sectors for growth, and balances the top-down analysis with bottom-up stock selection to identify the best stocks for investment. IICO uses an investment approach that focuses on analyzing a company's financial statements and taking advantage of overvalued or undervalued markets. Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

In determining whether to sell a security, IICO generally considers whether the security has failed to meet its growth expectations, its valuation has exceeded its target, or due to a loss of confidence in management. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Pacific Opportunities Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

The risks of investing in foreign securities are more acute in countries with developing economies. Since the Fund normally invests a substantial portion of its assets in these countries, it is exposed to the following additional risks: securities that are even less liquid and more volatile than those in more developed foreign countries; unusually long settlement delays; less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against reparation of assets); abrupt changes in exchange rate regime or monetary policy; unusually large currency fluctuations and currency conversion costs; and high national debt levels (which may impede an issuer payment of principal and/or interest on external debt).

Investing in the Pacific region involves special risks beyond those described above. For example, certain Pacific region countries may be vulnerable to trade barriers and other protectionist measures that could have an adverse effect on the value of the Fund's portfolio. The limited size of the markets for some Pacific region securities can also make them more susceptible to investor perceptions, which can impact their value and liquidity.

Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Pacific Opportunities Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Pacific Opportunities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1997	-21.94%
1998	-20.56%
1999	46.72%
2000	-18.25%
2001	-9.29%
2002	-11.31%
2003	52.85%
2004	16.79%
2005	23.01%
2006	34.48%

In the period shown in the chart, the highest quarterly return was 40.73% (the second quarter of 1999) and the lowest quarterly return was -30.21% (the fourth quarter of 1997). The Class A return for the year through June 30, 2007 was 15.04%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns

as of December 31, 2005

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	--------	----------	-----------
Class A
Before Taxes	26.74%	19.81%	5.23%
After Taxes on Distributions	25.66%	19.56%	4.99%
After Taxes on Distributions
and Sale of Fund Shares	18.26%	17.57%	4.48%
Class B
Before Taxes	29.06%	19.66%	4.77%
Class C
Before Taxes	33.45%	20.12%	4.96%
Class Y (began on 07-24-2003)
Before Taxes	34.81%	31.94%	N/A
Indexes
Morgan Stanley Capital International Asia
Free (Excluding Japan) Index[1]	33.74%	21.18%	3.97%
Lipper Pacific Ex-Japan Funds
Universe Average[2]	29.99%	21.31%	6.95%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

Fees and Expenses

Ivy Pacific Opportunities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	---------	---------

Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.59%	0.88%	0.60%	0.33%[6]	0.33%
Total Annual Fund Operating
Expenses	1.84%	2.88%	2.60%	1.33%	1.58%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than 30 days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$751	$1,120	$1,513	$2,609
Class B Shares	691	1,192	1,618	2,958[1]
Class C Shares	263[2]	808	1,380	2,934
Class I Shares	135	421	729	1,601
Class Y Shares	161	499	860	1,878

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$751	$1,120	$1,513	$2,609
Class B Shares	291	892	1,518	2,958[1]
Class C Shares	263	808	1,380	2,934
Class I Shares	135	421	729	1,601
Class Y Shares	161	499	860	1,878

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Real Estate Securities Fund

An Overview of the Fund

Objective

To provide total return through a combination of capital appreciation and current income.

Principal Strategies

Ivy Real Estate Securities Fund invests, under normal market conditions, at least 80% of its net assets in domestic and, to a lesser extent, foreign real estate securities and real estate-related securities. "Real estate securities" include securities of issuers that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. "Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. The Fund may invest in securities of issuers of any size, including issuers with small, medium or large market capitalizations.

Most of the Fund's real estate securities portfolio will consist of securities issued by real estate investment trusts (REITs) and real estate operating companies (REOCs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. A REOC is a corporation that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, but may also engage in related or unrelated businesses.

The Fund focuses on growth-oriented companies with value characteristics. The Fund's investment subadvisor, Advantus Capital Management, Inc. (Advantus Capital), utilizes a bottom-up fundamental stock-picking approach in selecting securities for investment by the Fund, which includes consideration of factors such as an issuer's financial condition, financial performance, quality of management, policies and strategies, real estate properties, and competitive market condition. The Fund then invests in those issuers that Advantus Capital determines have potential for long-term sustainable growth in earnings or those trading at discounts to the underlying value of assets owned.

Advantus Capital considers various indicators in determining to sell a security, including the following:

  target valuation is reached and operating performance is not sustainable company fundamentals have deteriorated or do not meet expectations economics, financial market or sector of the real estate industry has weakened

Advantus Capital may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Real Estate Securities Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the value of the Fund's investments or their cashflow may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures the value of the Fund's securities issued by real estate-related companies (as discussed in "Additional Information about Principal Investment Strategies, Other Investments and Risks" below) may be adversely affected by changes in the value of the underlying property or the property's cashflow the value of the Fund's securities issued by REITs may be affected if one or more of those REITs were to lose their favorable tax status the value of the Fund's securities owned by REOCs may be affected by income streams derived from businesses other than real estate ownership the value of the Fund's securities may be adversely affected due to the lesser availability of credit for real estate or other disruptions in the capital markets for real estate the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  Advantus Capital's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Because the Fund concentrates its investments in the real estate and real estate related industries, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Real Estate Securities Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and may be appropriate for investors seeking long-term focus. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Real Estate Securities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of broad measures of market performance and a peer group average. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Real Estate Securities Fund which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of the Ivy Real Estate Securities Fund. For that time period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Real Estate Securities Fund. If those expenses were reflected, performance shown below would differ.

The bar chart presents the annual total returns for Class A for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

2000	25.66%
2001	9.60%
2002	6.19%
2003	41.14%
2004	34.69%
2005	10.46%
2006	29.81%

In the period shown in the chart, the highest quarterly return was 17.72% (the fourth quarter of 2004) and the lowest quarterly return was -9.01% (the third quarter of 2002). The Class A return for the year through June 30, 2007 was -6.70%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns

as of December 31, 2006

		5 Years
		(or Life	Life
	1 Year	of Class)	of Class
	--------	----------------	-----------------
Class A (began on 2-25-1999)[1]
Before Taxes	22.34%	22.23%	18.33%
After Taxes on Distributions	21.21%	20.65%	16.25%
After Taxes on Distributions
and Sale of Fund Shares	15.62%	18.99%	15.19%
Class B (began on 12-8-2003)
Before Taxes	24.49%	22.97%	N/A
Class C (began on 12-8-2003)
Before Taxes	28.76%	23.88%	N/A
Class Y (began on 12-8-2003)
Before Taxes	30.16%	25.15%	N/A
Indexes
Dow Jones Wilshire Real Estate
Securities Index[2]	35.67%	23.97%	20.15%[3]
Lipper Real Estate Funds
Universe Average[4]	34.08%	23.26%	19.35%[3]

1For periods prior to December 8, 2003, performance shown is that of the Advantus Real Estate Securities Fund, the predecessor of Ivy Real Estate Securities Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy Real Estate Securities Fund. Class A shares of Ivy Real Estate Securities Fund would generally have had substantially similar returns to Class A shares of the Advantus Real Estate Securities Fund because they would have been invested in a similar portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Real Estate Securities Fund differ from expenses for Class A shares of Ivy Real Estate Securities Fund.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on February 28, 1999.

4Net of fees and expenses.

Fees and Expenses

Ivy Real Estate Securities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	---------	---------

Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.42%	0.67%	0.49%	0.22%[6]	0.22%
Total Annual Fund Operating Expenses	1.57%	2.57%	2.39%	1.12%	1.37%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$726	$1,042	$1,381	$2,335
Class B Shares	660	1,099	1,465	2,660[1]
Class C Shares	242[2]	745	1,275	2,726
Class I Shares	114	356	617	1,363
Class Y Shares	139	434	750	1,646

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$726	$1,042	$1,381	$2,335
Class B Shares	260	799	1,365	2,660[1]
Class C Shares	242	745	1,275	2,726
Class I Shares	114	356	67	1,363
Class Y Shares	139	434	750	1,646

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Science and Technology Fund

An Overview of the Fund

Objective

To provide long-term capital growth.

Principal Strategies

Ivy Science and Technology Fund seeks to achieve its objective of growth by concentrating its investments primarily in the equity securities of U.S. and foreign science and technology companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of science or technology companies or companies benefited by the application of scientific or technological discoveries. Science and technology companies are companies whose products, processes or services, in the opinion of IICO, the Fund's investment manager, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may also invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries. The Fund may invest in companies of any size, and may invest without limitation in foreign securities.

IICO typically emphasizes growth potential in selecting stocks; that is, IICO seeks companies in which earnings are likely to grow faster than the economy. IICO aims to identify strong secular trends within industries and then applies a bottom-up stock selection process by considering a number of factors in selecting securities for the Fund's portfolio. These include the company's:

  growth potential
  earnings potential
  quality of management
  industry position/market size potential
  applicable economic and market conditions

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Science and Technology Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industry changes in foreign exchange rates, which may affect the value of the securities the Fund holds the volatility of securities of science and technology companies due, in part, to the competitiveness of the industry rapid obsolescence of products or processes of companies in which the Fund invests government regulation in the science and technology industry the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Because the Fund concentrates its investments in science and technology companies, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry.

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies may experience volatile trading and price fluctuations.

Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile that would be the case with other investments. The risks of investing in foreign securities are more acute in countries with developing economies. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Science and Technology Fund may be appropriate for investors who seek long-term capital growth by investing in a Fund that concentrates in securities of science and technology companies. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Science and Technology Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

The bar chart presents the annual total returns for Class C shares for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structures.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1998	44.03%
1999	177.01%[1]
2000	-26.31%
2001	-14.48%
2002	-26.57%
2003	30.17%
2004	15.18%
2005	15.64%
2006	6.62%

In the period shown in the chart, the highest quarterly return was 82.61% (the fourth quarter of 1999) and the lowest quarterly return was -23.25% (the second quarter of 2000). The Class C return for the year through June 30, 2007 was 12.81%

1A substantial portion of the Fund's returns during this period is attributable to investments in IPOs. No assurance can be given that the Fund will be able to invest in IPOs to the same extent as it has in the past or that future IPOs in which the Fund invests will have as equally beneficial an impact on performance.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

as of December 31, 2006

			Life
	1 Year	5 Years	of Class
	--------	-----------	-----------
Class C (began on 07-31-1997)[1]
Before Taxes	6.62%	6.30%	14.17%
After Taxes on Distributions	6.58%	6.29%	13.46%
After Taxes on Distributions
and Sale of Fund Shares	4.37%	5.45%	12.62%
Class Y (began on 06-09-1998)
Before Taxes	7.62%	7.49%	14.10%
Class A (began on 07-03-2000)
Before Taxes	1.32%	5.97%	-0.22%
Class B (began on 07-03-2000)
Before Taxes	2.39%	5.85%	-0.38%
Indexes
Goldman Sachs Technology
Industry Composite Index[2]	8.99%	1.06%	3.08%[3]
Lipper Science & Technology
Funds Universe Average[4]	7.21%	1.03%	5.09%[3]

1The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for 12 months or less.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on July 31, 1997.

4Net of fees and expenses.

Fees and Expenses

Ivy Science and Technology Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	---------	---------

Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.37%	0.66%	0.49%	0.26%[6]	0.26%
Total Annual Fund Operating Expenses	1.47%	2.51%	2.34%	1.11%	1.36%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$716	$1,013	$1,332	$2,231
Class B Shares	654	1,082	1,435	2,590[1]
Class C Shares	237[2]	730	1,250	2,676
Class I Shares	113	353	612	1,352
Class Y Shares	138	431	745	1,635

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$716	$1,013	$1,332	$2,231
Class B Shares	254	782	1,335	2,590[1]
Class C Shares	237	730	1,250	2,676
Class I Shares	113	353	612	1,352
Class Y Shares	138	431	745	1,635

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Small Cap Growth Fund

An Overview of the Fund

Objective

To provide growth of capital.

Principal Strategies

Ivy Small Cap Growth Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of small cap domestic and, to a lesser extent, foreign companies. Small cap companies are typically companies with market capitalizations below $3.5 billion. The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting companies, IICO, the Fund's investment manager, utilizes a bottom-up stock picking process focusing on companies it believes have long-term growth potential coupled with superior financial characteristics. IICO may look at a number of factors regarding a company, such as:

  aggressive or creative, yet strong, management
  technological or specialized expertise
  new or unique products or services
  entry into new or emerging industries
  growth in earnings/growth in sales
  security size and liquidity

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. For example, IICO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Small Cap Growth Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected equity securities of small capitalization companies may be subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry itself to lose favor with the public

Investing a majority of the Fund's holdings in a single asset class such as small cap securities may cause the Fund to experience more volatility than a fund with greater diversification.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Small Cap Growth Fund may be appropriate for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire income and conservation of capital. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Small Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

The bar chart presents the annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structures.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1997	21.12%
1998	44.57%
1999	61.42%
2000	-16.22%
2001	-2.64%
2002	-25.82%
2003	35.31%
2004	12.96%
2005	11.75%
2006	5.61%

In the period shown in the chart, the highest quarterly return was 40.97% (the fourth quarter of 1999) and the lowest quarterly return was -23.83% (the third quarter of 2001). The Class C return for the year through June 30, 2007 was 9.26%.

Effective as of June 30, 2000, the name of the Fund was changed from Growth to Small Cap Growth and its strategy was changed to reflect a concentration in small cap securities.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

as of December 31, 2005

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	------	--------	--------
Class C1
Before Taxes	5.61%	6.00%	11.92%
After Taxes on Distributions	3.38%	5.44%	9.47%
After Taxes on Distributions
and Sale of Fund Shares	7.42%[2]	5.36%	9.75%
Class Y
Before Taxes	6.49%	6.98%	12.93%
Class A (began on 07-03-2000)
Before Taxes	0.21%	5.53%	1.15%
Class B (began on 07-06-2000)
Before Taxes	1.69%	5.55%	1.37%
Indexes
Russell 2000 Growth Index[3]	13.34%	6.93%	4.89%
Lipper Small-Cap Growth Funds
Universe Average[4]	10.31%	5.91%	8.17%

1The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for 12 months or less.

2After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

3Reflects no deduction for fees, expenses or taxes.

4Net of fees and expenses.

Fees and Expenses

Ivy Small Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	---------	---------

Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.39%	0.60%	0.35%	0.23%[6]	0.23%
Total Annual Fund Operating Expenses	1.49%	2.45%	2.20%	1.08%	1.33%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$718	$1,019	$11,341	$2,252
Class B Shares	648	1,064	1,406	2,549[1]
Class C Shares	223[2]	688	1,180	2,534
Class I Shares	110	343	595	1,317
Class Y Shares	135	421	729	1,601

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$718	$1,019	$1,341	$2,252
Class B Shares	248	764	1,306	2,549[1]
Class C Shares	223	688	1,180	2,534
Class I Shares	110	343	595	1,317
Class Y Shares	135	421	729	1,601

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Small Cap Value Fund

An Overview of the Fund

Objective

To provide long-term accumulation of capital.

Principal Strategies

Ivy Small Cap Value Fund seeks to achieve its objective by investing primarily in various types of equity securities of small cap companies. Under normal market conditions, at least 80% of the Fund's total assets will be invested, at the time of purchase, in common stocks of small cap domestic and, to a lesser extent, foreign companies. Small cap companies are typically companies with market capitalizations below $3.5 billion. These equity securities will consist primarily of common stocks, but may also include preferred stock and other securities convertible into equity securities. The Fund's purchase of equity securities may include common stocks that are offered in IPOs.

In selecting equity securities, the Fund's investment subadvisor, BlackRock Capital Management, Inc. (BlackRock), searches for companies that appear to be undervalued or trading below their true worth, or inexpensive but quality companies for which BlackRock believes the downside risk to be limited. BlackRock examines such features as the company's financial condition, business prospects, competitive position and business strategy. BlackRock looks for companies with multiple strategies for enhancing shareholder value, such as launching new products, restructuring debt, or changes in management.

BlackRock will typically sell a stock when it reaches what BlackRock believes to be its full value, when its fundamental business factors have deteriorated, it has performed below BlackRock's expectations, or it has reversed the catalyst for change initially identified by BlackRock. BlackRock may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Small Cap Value Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected equity securities of small capitalization companies may be subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth the value of a security believed by BlackRock to be undervalued may never reach what BlackRock believes is its full value, or such security's value may decrease the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  BlackRock's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry itself to lose favor with the public

Investing a majority of the Fund's holdings in a single asset class such as small cap securities may cause the Fund to experience more volatility than a fund with greater diversification.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Small Cap Value Fund may be appropriate for investors seeking long-term accumulation of capital who are willing to accept greater risks than are present with other mutual funds. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Small Cap Value Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance and a peer group average. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Venture Fund which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy Small Cap Value Fund. For that time period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Small Cap Value Fund. If those expenses were reflected, performance shown below would differ.

The bar chart presents the annual total returns for Class A for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1998	-7.30%
1999	-3.93%
2000	26.51%
2001	15.98%
2002	-18.68%
2003	50.82%
2004	15.75%
2005	3.46%
2006	16.06%

In the period shown in the chart, the highest quarterly return was 22.35% (the second quarter of 2003) and the lowest quarterly return was -26.24% (the third quarter of 2002). The Class A return for the year through June 30, 2007 was 5.04%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns

as of December 31, 2006

		5 Years
		(or Life	Life
	1 Year	of Class)	of Class
	------	-----------	-----------
Class A (began on 1-31-1997)[1]
Before Taxes	9.39%	9.95%	10.68%
After Taxes on Distributions	7.30%	8.39%	9.12%
After Taxes on Distributions
and Sale of Fund Shares	7.73%	8.49%	8.93%
Class B (began on 12-8-2003)
Before Taxes	10.81%	11.14%	N/A
Class C (began on 12-8-2003)
Before Taxes	15.16%	12.29%	N/A
Class Y (began on 12-8-2003)
Before Taxes	16.49%	13.53%	N/A
Index
Russell 2000 Value Index[2]	23.46%	15.39%	13.25%[3]
Lipper Small-Cap Value Funds
Universe Average[4]	16.57%	13.66%	11.89%[3]

1For periods prior to December 8, 2003, performance shown is that of the Advantus Venture Fund, the predecessor to Ivy Small Cap Value Fund, restated to reflect current sales charges applicable to Class A of the Ivy Small Cap Value Fund. Class A shares of Ivy Small Cap Value Fund would generally have had substantially similar returns to Class A shares of the Advantus Venture Fund because they would have been invested in a similar portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Venture Fund differ from expenses for Class A shares of the Ivy Small Cap Value Fund.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on January 31, 1997.

4Net of fees and expenses.

Fees and Expenses

Ivy Small Cap Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	---------	---------

Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.64%	0.97%	0.67%	0.29%[6]	0.29%
Total Annual Fund Operating Expenses	1.74%	2.82%	2.52%	1.14%	1.39%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$742	$1,091	$1,464	$2,509
Class B Shares	685	1,174	1,589	2,890[1]
Class C Shares	255[2]	785	1,340	2,856
Class I Shares	116	362	628	1,386
Class Y Shares	142	440	761	1,669

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$742	$1,091	$1,464	$2,509
Class B Shares	285	874	1,489	2,890[1]
Class C Shares	255	785	1,340	2,856
Class I Shares	116	362	628	1,386
Class Y Shares	142	440	761	1,669

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Value Fund

An Overview of the Fund

Objective

To provide long-term accumulation of capital.

Principal Strategies

Ivy Value Fund seeks to achieve its objective by investing in the common stocks of primarily large-cap, under-valued U.S. and, to a lesser extent, foreign companies. The Fund seeks to invest in stocks that are, in the opinion of IICO, the Fund's investment manager, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Fund typically invests in large-cap companies (companies with market capitalizations of at least $8 billion), it may invest in securities of any size company. The Fund seeks to be diversified across economic sectors in an effort to manage risk.

IICO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its selection process. In general, in selecting securities for the Fund, IICO evaluates market risk, interest rate trends and the economic climate. It then seeks high quality investment ideas one by one and considers numerous factors in its analysis of individual issuers and their stocks, including the following:

  intrinsic value of the company not reflected in the stock price historical earnings growth
  future expected earnings growth
  company's position in its respective industry
  industry conditions
  competitive strategy
  management capabilities
  free cash flow potential

IICO will typically sell a stock when it reaches an acceptable price, its fundamental factors have changed or it has performed below IICO's expectations. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Value Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the value of a security believed by IICO to be undervalued may never reach what IICO believes is its full value, or such security's value may decrease the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Value Fund may be appropriate for investors who seek long-term capital appreciation. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Value Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance and a peer group average. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Cornerstone Fund which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy Value Fund. For that time period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Value Fund. If those expenses were reflected, performance shown below would differ.

The bar chart presents the annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1997	21.08%
1998	0.70%
1999	0.02%
2000	-2.21%
2001	-10.81%
2002	-15.71%
2003	26.73%
2004	14.14%
2005	3.99%
2006	16.21%

In the period shown in the chart, the highest quarterly return was 16.17% (the second quarter of 2003) and the lowest quarterly return was -18.54% (the third quarter of 2002). The Class A return for the year through June 30, 2007 was 8.02%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns

as of December 31, 2006

		5 Years
		(or Life
	1 Year	of Class)	10 Years
	------	-----------	-----------
Class A1
Before Taxes	9.53%	6.85%	4.01%
After Taxes on Distributions	9.08%	6.62%	3.35%
After Taxes on Distributions
and Sale of Fund Shares	6.93%	5.91%	3.19%
Class B (began on 12-8-2003)
Before Taxes	11.05%	10.64%	N/A
Class C (began on 12-8-2003)
Before Taxes	15.15%	11.55%	N/A
Class Y (began on 12-8-2003)
Before Taxes	16.50%	12.77%	N/A
Index
Russell 1000 Value Index[2]	22.25%	10.86%	10.99%
Lipper Large-Cap Value Funds
Universe Average[3]	17.96%	7.84%	8.50%

1For periods prior to December 8, 2003, performance shown is that of the Advantus Cornerstone Fund, the predecessor of Ivy Value Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy Value Fund. Class A shares of Ivy Value Fund would generally have had substantially similar returns to Class A shares of the Advantus Cornerstone Fund because they would have been invested in a similar portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Cornerstone Fund differ from expenses for Class A shares of Ivy Value Fund.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Ivy Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	---------	---------

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.54%	0.76%	0.68%	0.33%[6]	0.33%
Total Annual Fund Operating Expenses	1.49%	2.46%	2.38%	1.03%	1.28%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$718	$1,019	$1,341	$2,252
Class B Shares	649	1,067	1,411	2,557[1]
Class C Shares	241[2]	742	1,270	2,716
Class I Shares	105	328	569	1,259
Class Y Shares	130	406	702	1,545

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$718	$1,019	$1,341	$2,252
Class B Shares	249	767	1,311	2,557[1]
Class C Shares	241	742	1,270	2,716
Class I Shares	105	328	569	1,259
Class Y Shares	130	406	702	1,545

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Additional Information about Principal Investment Strategies, Other Investments and Risks

Ivy Asset Strategy Fund: The Fund seeks to achieve its objective of high total return over the long term by allocating its assets primarily among a diversified portfolio of stocks, bonds, and short-term instruments of both foreign and domestic issuers, as the Fund may invest up to 100% of its assets in foreign securities. The Fund may invest in almost any market that IICO believes offers the greatest probability of return or, alternatively, that provides the highest degree of safety in uncertain times.

Generally, the mix of assets in the Fund will change from time to time depending on IICO's assessment of the market for each investment type. Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

IICO regularly reviews the global economic environment to determine asset allocation and security selection and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's objective. Although IICO uses its expertise and resources in choosing investments and in allocating assets, IICO's decisions may not always be beneficial to the Fund, and there is no guarantee that the Fund will achieve its objective.

IICO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock allocation during stock market down cycles and typically increasing the stock allocation during periods of strongly positive market performance. Generally, IICO makes asset shifts gradually over time. IICO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Fund's mix.

The Fund may also seek to reduce or hedge the risks of investing in certain gold-related securities by investing in options on gold or in futures contracts on gold.

As noted, the Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the Fund. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by the third party on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided no event of default has occurred. As the seller, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. The Fund may also purchase credit default swap contracts to hedge against the risk of default of debt securities it holds, in which case, the Fund would function as the counterparty referenced above.

As a temporary defensive measure, the Fund may increase its holdings in bonds or short-term instruments when IICO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value; the Fund may also invest in derivative instruments for both defensive and speculative purposes. IICO may, as a temporary defensive measure, invest up to all of the Fund's assets in:

  money market instruments rated in one of the two highest rating categories by any nationally recognized statistical rating organization (NRSRO), or unrated securities judged by IICO to be of equivalent quality precious metals

Although IICO may seek to preserve appreciation in the Fund by taking a temporary defensive position, doing so may prevent the Fund from achieving its investment objective.

Risks. An investment in Ivy Asset Strategy Fund is subject to various risks, including the following:

  Commodities Risk
  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Low-rated Securities Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Statement of Additional Information (SAI).

Ivy Balanced Fund: The Fund seeks to achieve its primary objective of providing current income, and its secondary objective of long-term appreciation of capital, by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. There is no guarantee, however, that the Fund will achieve its objectives.

The Fund owns common stocks in order to provide possible appreciation of capital and/or dividend income and the Fund invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Fund may also invest in convertible securities. The Fund ordinarily invests at least 25% of its total assets in fixed income securities.

In its equity investments, the Fund invests primarily in medium to large, well-established companies that typically issue dividend producing securities. The majority of the Fund's debt holdings are either U.S. government securities or investment grade corporate bonds, that include bonds rated BBB- and higher by S&P or Baa3 and higher by Moody's or, if unrated, deemed by IICO to be of comparable quality. The Fund has no limitations on the range of maturities of debt securities in which it may invest. The Fund may also purchase an unlimited amount of foreign securities; however, the Fund intends to have less that 10% of its total assets invested in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities that may be considered equivalent to owning cash because of their safety and liquidity. By taking a temporary defensive position, however, the Fund may not achieve its investment objectives.

Risks. An investment in Ivy Balanced Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Capital Appreciation Fund: The Fund seeks to achieve its objective of long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of U.S. and, to a lesser extent, foreign companies. IICO searches for high-quality companies characterized by profit growth, increased market share and an ability to exceed earnings expectations for the foreseeable future. It also considers valuation relative to future growth opportunities and operating free cash flow. There is no guarantee, however, that the Fund will achieve its objective.

Although major changes tend to be infrequent, the Board of Directors of the Fund may change the Fund's investment objectives without seeking shareholder approval.

The Fund emphasizes growth stocks; however, it may also invest in value stocks. As well, the Fund may invest in preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Although not a principal strategy, the Fund may invest in derivative instruments for the purpose of hedging its investments, as well as potentially enhancing its performance.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Capital Appreciation Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Core Equity Fund: The Fund seeks to achieve its objectives of capital growth and income by investing, during normal market conditions, in common stocks of large, high-quality U.S. and foreign companies that are globally dominant, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have dominant positions in their industries. There is no guarantee, however, that the Fund will achieve its objectives.

Through its bottom-up stock selection, IICO searches for companies for which it believes market expectations are too low with regard to the company's ability to grow its business and thereby generate sufficient equity.

When IICO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (typically, investment grade, that is, rated BBB- and higher by S&P or Baa3 and higher by Moody's or, if unrated, deemed by IICO to be of equivalent quality), including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund may also invest in derivative instruments to hedge its current holdings. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy Core Equity Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Cundill Global Value Fund: The Fund seeks to achieve its objective of long-term capital growth by investing primarily in the equity securities of companies throughout the world. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may also invest up to 20% of its total assets in "distressed debt," which are fixed income securities, often non-investment grade, of distressed companies. Distressed debt securities may be issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Mackenzie, the Fund's investment subadvisor, generally chooses such securities for the Fund to seek capital appreciation rather than to seek income.

The investment approach of Mackenzie is based on a contrarian "value" philosophy. Mackenzie looks for securities that are trading below their estimated intrinsic value. To determine the intrinsic value of a particular company, Mackenzie focuses primarily on the company's financial statements. Mackenzie also considers factors such as earnings, dividends, business prospects, management capabilities and potential catalysts (such as a change in management) to realize shareholder value. A security is purchased when the price reflects a significant discount to Mackenzie's estimate of the company's intrinsic value. Given the bottom-up or company-specific approach, Mackenzie does not forecast economies or corporate earnings.

When deciding to either buy or sell a security, Mackenzie also considers factors such as liquidity, capitalization, competition, management's history, corporate governance, foreign accounting anomalies and industry trends.

The Fund may from time to time take a temporary defensive position, and invest without limit in U.S. government securities, investment-grade debt securities, cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy Cundill Global Value Fund is subject to various risks, including the following:

  Credit Risk
  Company Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Low-rated Securities Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Dividend Income Fund: The Fund seeks to achieve its objectives of income and long-term capital growth by investing primarily in large cap, high quality companies with established operating records that IICO believes may accelerate their dividend payout ratio. IICO focuses more on dividend growth rather than high-yielding stocks. There is no guarantee, however, that the Fund will achieve its objectives. Although major changes tend to be infrequent, the Board of Trustees of the Fund may change the Fund's investment objectives without seeking shareholder approval.

IICO attempts to select securities by considering a company's ability to sustain, and potentially increase, its dividend payments. It also typically considers other factors, which may include the company's:

  established operating history
  competitive dividend yields
  profitability record
  history of improving sales and profits
  management
  leadership position in its industry
  stock price value

The Fund's emphasis on a steady return through investments in dividend-paying securities may temper its ability to achieve considerable appreciation in value of its holdings.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

For federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders, and "qualified dividend income" received by those shareholders is taxed as long-term capital gain as well, provided that certain holding period requirements are met. IICO believes that the tax treatment of the qualified dividend income may benefit companies that regularly issue dividends.

Although the Fund invests primarily in domestic securities, it may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

While the Fund invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its objectives. To the extent the Fund invests in debt securities, the Fund intends to primarily invest in investment-grade debt securities, that is, bonds rated BBB- and higher by S&P or Baa3 and higher by Moody's or, if unrated, deemed by IICO to be of comparable quality.

At times, when IICO believes that a temporary defensive position is desirable or to achieve income, the Fund may invest up to all of its assets in debt securities including short-term cash equivalent securities. By taking a temporary defensive position, however, the Fund may not achieve its objectives.

Risks. An investment in Ivy Dividend Income Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Energy Fund. The Fund seeks to achieve its objective of long-term capital appreciation by investing primarily in the equity securities of companies engaged in various aspects of the energy industry, including the production, exploration, distribution of energy or relating to the infrastructure of energy, as well as the research and development or production of alternative energy sources, including but not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal companies, alternative energy companies, and companies using newer energy technologies such as nuclear, geothermal, oil shale, wind power, and solar power.

IICO uses a research-oriented, "bottom-up" investment approach when selecting securities for the Fund's investment portfolio, focusing on company fundamentals and growth prospects. In general, the Fund emphasizes companies that IICO believes are strongly managed and will generate above-average, long-term capital appreciation.

There is no guarantee, however, that the Fund will achieve its objective. Although major changes tend to be infrequent, the Board of Directors of the Fund may change the Fund's investment objectives without seeking shareholder approval.

Primarily investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real or perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental and safety regulations.

The Fund is also subject to the risk that the earnings, dividends and securities prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy may fluctuate significantly over any time period due to many factors, including:

  international political developments
  production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries relationships among OPEC members and other oil-producing countries and between those countries and oil-importing nations energy conservation
  the regulatory environment
  tax policies
  the economic growth and political stability of the key energy-consuming countries

The Fund may, but is not required to, use a range of other investment techniques, including investing in physical commodities within the energy sector (primarily crude oil, natural gas and coal), income trusts, publicly-traded partnerships (often referred to as master limited partnerships (MLPs)), derivatives (primarily for the purpose of hedging various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements)), and selling securities short. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. The MLPs in which the Fund may invest are primarily engaged in by oil and gas-related businesses, including companies that process and distribute energy. Net income from an interest in a qualified publicly traded partnership (QPTP) is qualifying income for a mutual fund. The Fund intends that all the MLPs in which it invests will be QPTPs. Please see the Fund's SAI regarding the tax and potential regulatory consequences if the Fund invests in a MLP that is not a QPTP. The value of these instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political or regulatory developments.

Investing in commodities may expose the Fund to other risk considerations such as potentially severe price fluctuations over short periods of time and storage costs that exceed the custodial and/or brokerage costs associated with the Fund's other portfolio holdings. The Fund's investments in income trusts, MLPs, and commodities (and derivatives related thereto) will be limited by tax considerations.

As a temporary defensive measure, when securities markets or economic conditions are unfavorable or unsettled, the Fund may try to protect its assets by investing up to 100% of its assets in securities that are highly liquid, including high-quality money market instruments such as short-term U.S. government securities, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, and are typically highly liquid or comparatively safe, they tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates its assets in defensive holdings. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Energy Fund is subject to various risks, including the following:

  Commodities Risk
  Company Risk
  Concentration Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Short Sales Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy European Opportunities Fund: The Fund seeks to achieve its objective of long-term capital growth by investing primarily in the equity securities of companies located or otherwise doing business in European countries and covering a broad range of economic and industry sectors. Henderson, the Fund's investment subadvisor, searches for what it believes to be undervalued stocks, and believes that periods of uncertainty may provide good opportunities for its stock-picking approach. There is no guarantee, however, that the Fund will achieve its objective.

While the Fund typically invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equities, it may also invest a portion of its assets in debt securities of European issuers, up to 20% of which may be considered below investment grade (commonly referred to as "high yield" or "junk" bonds, that is, bonds rated BB and below by S&P or Ba and below by Moody's or, if unrated, deemed by Henderson to be of comparable quality).

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks as well as a supplement in pursuit of its investment objective.

The Fund may from time to time take a temporary defensive position, and invest without limit in U.S. government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy European Opportunities Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Initial Public Offering Risk
  Large Company Risk
  Low-rated Securities Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Global Natural Resources Fund: The Fund seeks to achieve its objective of long-term growth by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or that supply goods and services to such companies. There is no guarantee, however, that the Fund will achieve its objective.

Mackenzie systematically reviews its investment decisions and may allow cash reserves to build up when valuations seem unattractive. Mackenzie attempts to minimize risk through diversifying the Fund's portfolio by commodity, country, issuer, and market capitalization of companies; however, such diversification may not necessarily reduce fund volatility. Mackenzie searches for well-managed companies with strong balance sheets and the technological capability and expertise to grow independently of commodity prices. In addition, Mackenzie seeks to anchor the Fund's holdings with established larger companies that have historically strong producing assets and attractive long-term reinvestment opportunities. From a macro perspective, Mackenzie monitors demand expectations for various commodities and utilizes this information to adjust the level of sector exposure and individual security holdings in the Fund.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements) or to enhance potential gain.

The Fund may also invest in precious metals and other physical commodities.

As a temporary defensive measure, when securities markets or economic conditions are unfavorable or unsettled, the Fund may try to protect its assets by investing up to 100% of its assets in securities that are highly liquid, including high-quality money market instruments such as short-term U.S. government securities, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, and are typically highly liquid or comparatively safe, they tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates its assets in defensive holdings. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Global Natural Resources Fund is subject to various risks, including the following:

  Commodities Risk
  Company Risk
  Concentration Risk
  Derivatives Risk
  Diversification Risk
  Emerging Markets Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy International Balanced Fund: The Fund seeks to achieve its objective of a high level of total return by investing in equity and debt securities issued by companies located around the world and of any size, and in investment grade debt securities issued by governmental agencies and corporations. Normally, the Fund invests approximately 50% to 70% of its assets in equity securities and approximately 30% to 50% of its assets in investment-grade debt securities. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests primarily in securities of companies or governments in developed foreign markets. However, the Fund may also invest up to 20% of its total assets in equity securities of companies located in developing or emerging markets. In addition, the Fund may invest up to 10% of its total assets in debt securities of companies or governments located in developing or emerging markets. Under normal circumstances, the Fund will maintain investments in securities of issuers in at least three countries.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stock, preferred stock, warrants or rights to purchase such securities. In selecting these equity securities, Templeton, the Fund's investment subadvisor, conducts a bottom-up, company-by-company analysis, rather than focusing on a specific industry or economic sector. Templeton concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential; that is, Templeton seeks securities that it believes are selling at a discount. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, are also considered.

Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments which are more fully described in the SAI. In selecting debt securities Templeton evaluates current, as well as expected future trends in, interest rates and general economic conditions, and then attempts to identify those securities and issuers which, in its judgment, are likely to perform well in such circumstances. Templeton may rely on active duration management in an effort to add value to the Fund's holdings.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements).

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy International Balanced Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy International Core Equity Fund: The Fund seeks to achieve its primary objective of long-term capital growth by investing primarily in equity securities principally traded in European and Asian/Pacific Basin markets and primarily issued by reasonable valued companies with strong cash flows and exposure to global investment themes. IICO may also employ a growth approach, seeking companies whose earnings it believes will grow faster that the economy. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests in a variety of economic sectors and industry segments to reduce the effects of price volatility in any one area. IICO seeks to identify an investment theme, then determine the most appropriate sectors and geographies to benefit from that theme and finally to find reasonably valued companies with improving returns on capital and solid cash generation.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements).

The Fund may from time to time take a temporary defensive position, and invest without limit in government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy International Core Equity Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy International Growth Fund: The Fund seeks to achieve its primary objective of long-term capital growth and its secondary objective of current income by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign issuers. Growth securities are those whose earnings, IICO believes, are likely to have strong growth over several years. IICO seeks profitable companies with competitive advantage in their industry as well as the ability to sustain their respective growth rates. The Fund may invest in any geographic area and within various sectors. There is no guarantee, however, that the Fund will achieve its objectives.

Under normal economic conditions, the Fund invests at least 80% of its net assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements).

The Fund may from time to time take a temporary defensive position, and invest without limit in U.S. government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy International Growth Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Large Cap Growth Fund: The Fund seeks to achieve its objective of appreciation of your investment through a diversified holding of securities, primarily those issued by large cap (at least $8 billion capitalization), higher-quality U.S. and, to a lesser extent, foreign companies that IICO believes have both appreciation possibilities and sustainable competitive advantages, and that IICO believes are of higher quality. There is no guarantee, however, that the Fund will achieve its objective.

In selecting securities for the Fund, IICO looks for companies which serve large markets with a demonstrated ability to sustain unit growth and high profitability, often driven by brand loyalty, cost structure, scale, or distribution advantages. IICO's process to select stocks is primarily a blend of quantitative and fundamental research. From a quantitative standpoint, IICO concentrates on profitability, capital industry, cash flow and calculation measures, as well as earnings growth rates. IICO's fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which enables a company to generate superior levels of profitability and growth for an extended period of time. Additional focus is given to those companies that appear to be well positioned to benefit from secular trends embedded in the marketplace (e.g., demographics, deregulation, capital spending trends, etc.).

The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

Risks. An investment in Ivy Large Cap Growth Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Mid Cap Growth Fund: The Fund seeks to achieve its objective of growth of your investment by investing primarily in a diversified portfolio of domestic and, to a lesser extent, foreign mid cap companies that IICO believes offer above-average growth potential. Mid cap companies are typically companies with market capitalizations that range between $1 billion and $18 billion. For this purpose, IICO considers a company's capitalization at the time the Fund acquires the company's securities. Companies whose capitalization falls outside the mid cap range after purchase continue to be considered mid cap companies for purpose of the Fund's investment policy. There is no guarantee, however, that the Fund will achieve its objective.

As noted, IICO utilizes a bottom-up approach in its selection of securities for the Fund, and focuses on companies with strong growth models, profitability and sound capital structures. Other characteristics include the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to stakeholders, strong financial model and leading market position.

In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade, that is, rated BBB- and higher by S&P or Baa3 and higher by Moody's or, if unrated, deemed by IICO to be of equivalent quality. The Fund may also use options and futures contracts for both temporary defensive purposes and to enhance performance. The Fund may also invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper, cash and cash equivalents, and short-term securities issued by the U.S. government or its agencies or instrumentalities), preferred stocks or both. As well, the Fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. By taking a temporary defensive position the Fund may not achieve its investment objective.

Risks. An investment in Ivy Mid Cap Growth Fund is subject to various risks, including the following:

  Company Risk
  Derivatives Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Pacific Opportunities Fund: The Fund seeks to achieve its objective of long-term capital growth by investing primarily in equity securities of companies traded mainly in markets located within the Pacific region, issued by companies organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, South Korea, Taiwan, Singapore, Thailand, Indonesia, Australia, India, Philippines and Vietnam. There is no guarantee, however, that the Fund will achieve its objective.

A strong fundamental equity analysis is the basis of the investment process, with important input regarding economic, financial and political issues for each country and region. Stock selection focuses on what IICO feels are stable companies with impressive corporate management in sectors that IICO believes are best positioned for the current market environment.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements).

The Fund may from time to time take a temporary defensive position, and invest without limit in U.S. government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy Pacific Opportunities Fund is subject to various risks, including the following:

  Company Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Real Estate Securities Fund: The Fund seeks to achieve its objective of total return through a combination of capital appreciation and current income by investing primarily in real estate securities and real estate-related securities. The Fund does not invest directly in real estate. There is no guarantee, however, that the Fund will achieve its objective.

"Real estate securities" include securities offered by issuers that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include REITs, REOCs, real estate brokers and developers, real estate managers, hotel franchisers, real estate holding companies and publicly traded limited partnerships.

"Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, brokers, financial institutions that issue or service mortgages and resort companies.

In its analysis of issuers, Advantus Capital, the Fund's investment subadvisor, has built a network of industry contacts through which it is able to enhance its knowledge of a company's underlying assets. Advantus Capital utilizes this knowledge and its diligent focus on company fundamentals in selecting securities for the Fund. Advantus Capital believes that the core operating performance of an issuer is a key determinant in its stock performance.

Most of the Fund's real estate securities portfolio consists of securities issued by REITs and REOCs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. REITs may be characterized as equity REITs (that is, REITs that primarily invest in fee ownership and leasehold ownership of land and improvements thereon), mortgage REITs (that is, REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. The Fund mostly invests in shares of equity REITs but also invests lesser portions of its assets in shares of mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986, as amended (Code), may deduct dividends paid to shareholders, effectively eliminating any entity-level federal income tax. As a result, REITs distribute a larger portion of their earnings to investors than other corporate entities subject to federal income tax. A REOC is typically structured as a "C" corporation under the Code and does not have the favorable tax treatment that is accorded a REIT.

The Fund may invest up to 10% of its total assets in foreign securities and may invest up to 20% of its assets in securities issued by companies outside of the real estate industry. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

An investment in the Fund may encounter the risk of greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in a portfolio of securities selected from a greater number of issuers. As well, the value of the Fund's investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, changes in the Code or failure to meet Code requirements, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy Real Estate Securities Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  REIT-Related Risk
  REOC-Related Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Science and Technology Fund: The Fund seeks to achieve its objective of long-term capital growth by investing primarily in the equity securities of domestic and foreign science and technology companies. Science and technology companies are companies whose products, processes or services, in IICO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business, itself, is not within the science and technology industries. There is no guarantee, however, that the Fund will achieve its objective.

In its selection of securities for investment by the Fund, IICO aims to identify stocks that it believes to be benefiting from the world's strongest secular economic trends, and then applies its bottom-up research to identify the best holdings for the Fund.

The Fund may invest in, but is not limited to, areas such as:

  aerospace and defense electronics
  biotechnology
  business machines
  cable and broadband access
  communications equipment and software
  computer software and services
  computer systems
  electronics and energy
  electronic media
  genomics
  internet and internet-related services
  medical devices and drugs
  medical and hospital supplies and services
  office equipment, supplies and services (including transaction processing services)

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Fund may, but is not required to, use a range of derivative investment techniques, typically options on common stocks, to hedge various market risks as well as a supplement in pursuit of its investment objective.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. government securities or other debt securities, mostly of investment grade. By taking a temporary defensive position the Fund may not achieve its investment objective.

Risks. An investment in Ivy Science and Technology Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Small Cap Growth Fund: The Fund seeks to achieve its objective of growth of capital by investing primarily in common stocks of small cap companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother, more consistent pattern of portfolio returns over the long term. There is no guarantee, however, that the Fund will achieve its objective.

IICO focuses on long-term growth and superior financial characteristics in its search for companies, thereby focusing on higher quality companies. IICO seeks companies with defensible market positions that are strong niche players that feature the involvement of the founder and demonstrate a strong commitment to shareholders. IICO believes that such companies generally have a replicable business model that allows for sustained growth. The focus on holding an investment is intermediate to long-term. IICO considers selling a holding if its analysis reveals evidence of a meaningful deterioration in operating trends, it anticipates a decrease in the company's ability to grow and gain market shares and/or the company's founder departs.

Small cap companies are typically companies with market capitalizations below $3.5 billion. Some companies may outgrow the definition of small cap after the Fund has purchased their securities. These companies continue to be considered small cap for purposes of the Fund's minimum 80% allocation to small cap companies. From time to time, the Fund will also invest a lesser portion of its assets in securities of mid and large cap companies (that is, companies with market capitalizations larger than that defined above) that, in IICO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth.

In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade. The Fund may invest up to 20% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper, short-term U.S. government securities, and/or preferred stocks. The Fund may also invest in more established companies, such as those with longer operating histories than many small cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the Fund's position size in any particular security. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Small Cap Growth Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Small Cap Value Fund: The Fund seeks to achieve its objective of long-term accumulation of capital by investing primarily in various types of equity securities such as common stock, preferred stock and securities convertible into equity securities of small cap, value-oriented domestic and, to a lesser extent, foreign companies. There is no guarantee, however, that the Fund will achieve its objective.

Small cap companies are typically companies with market capitalizations below $3.5 billion. Some companies may outgrow the definition of small cap after the Fund has purchased their securities. These companies continue to be considered small cap for purposes of the Fund's minimum 80% allocation to small cap companies. From time to time, the Fund will also invest a lesser portion of its assets in securities of mid and large cap companies (that is, companies with market capitalizations larger than that defined above), as well as securities of growth-oriented companies.

In selecting value stocks and other equity securities, BlackRock primarily looks to equity securities it believes are undervalued or trading below their true worth, but that appear likely to come back into favor with investors. Undervalued securities are securities that BlackRock believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns, (b) are undervalued relative to the potential for improved operating performance and financial strength, or (c) are issued by companies that have recently undergone a change in management or control, or developed new products or services that may improve their business prospects or competitive position. In assessing relative value, BlackRock considers factors such as a company's ratio of market price to earnings, ratio of market price to book value, ratio of market price to assets, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, product pricing, quality of management and competitive market position. In seeking to achieve its investment objectives, the Fund may also invest in equity securities of companies that BlackRock believes show potential for sustainable earnings growth above the average market growth rate.

The Fund may invest up to 10% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy Small Cap Value Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Value Fund: The Fund seeks to achieve its objective of long-term accumulation of capital by primarily investing, for the long term, in the common stocks of large-cap U.S. and, to a lesser extent, foreign companies. Large cap companies are typically companies with market capitalizations of at least $8 billion. The Fund seeks to invest in stocks that are, in the opinion of IICO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. There is no guarantee, however, that the Fund will achieve its objective.

IICO utilizes both fundamental research and quantitative analysis to identify securities for the Fund. The Fund will typically invest in core value stocks: stocks of companies in industries that have relatively lower price-to-earnings ratios than growth stocks. IICO searches for companies with leading positions in their respective industries, solid management teams, strong balance sheets with a high free cash flow and strong barriers to competition. The Fund may also invest in growth stocks that are, in IICO's opinion, temporarily undervalued. As well, the IICO attempts to diversify the Fund's holdings among sectors in an effort to minimize risk.

The Fund may invest in foreign securities; however, it does not intend to invest more than 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. The Fund may also invest in derivative instruments, both to generate income as well as for the purpose of hedging its current stock positions.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper, short-term U.S. government securities, and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Value Fund is subject to various risks, including the following:

  Company Risk
  Derivatives Risk
  Diversification Risk
  Foreign Securities Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Managed European/Pacific Fund and Ivy Managed International Opportunities Fund: Each of Ivy Managed European/Pacific Fund and Ivy Managed International Opportunities Fund is a "fund of funds," which means that it invests, almost exclusively, in other funds within the Ivy Family of Funds as described earlier, rather than investing directly in stocks, bonds and other instruments. As a fund of funds, each Fund is subject to the following risks.

  an investment in a Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. See the applicable disclosure above for the risks of investing in each underlying fund.
  each Fund's performance will reflect the investment performance of the underlying funds it holds. A Fund's performance thus depends both on the allocation of its assets among the various underlying funds and the ability of those funds to meet their investment objectives. IICO may not accurately assess the attractiveness or risk potential of a particular underlying fund, asset class, or investment style.
  each Fund invests in a limited number of underlying funds and may invest a significant portion of its assets in a single underlying fund. Therefore, the performance of a single underlying fund can have a significant effect on the performance of a Fund and the price of its shares. As with any mutual fund, there is no assurance that any underlying fund will achieve its investment objective.
  each underlying fund pays its own management fees and also pays other operating expenses. An investor in a Fund will pay both the Fund's expenses and, indirectly, the management fees and other expenses of the underlying funds that the Fund holds.
  one underlying fund may purchase the same securities that another underlying fund sells. A Fund that invests in both underlying funds would indirectly bear the costs of these trades.

Certain Ivy funds are selected for each Fund to establish a diversified range of investments to assist the Fund in achieving its investment objectives.

All Funds

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in market conditions, interest rates and other company and economic news. Performance will also depend on the skill of IICO or an investment subadvisor in selecting investments.

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its objectives. For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and precious metals involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant.

Each Fund may actively trade securities in seeking to achieve its objectives. Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund's market capitalization target, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which would increase your taxable income.

Each Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, IICO or an investment subadvisor may invest a portion of the Fund's assets in cash or cash equivalents if IICO or the subadvisor is unable to identify and acquire sufficient securities that meet IICO's or an investment subadvisor's selection criteria for implementing the Fund's investment objectives, strategies and policies.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its SAI.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' securities holdings is available in the SAI.

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Ivy Funds' website at www.ivyfunds.com

Defining Risks

  Commodities Risk -- Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Fund's investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. A Fund may also pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.
  Company Risk -- An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.
  Concentration Risk -- If a Fund invests more than 25% of its total assets in a particular industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.
  Credit Risk -- An issuer of a debt security (including mortgage-backed securities) or a REIT may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and therefore in the NAV of shares of a Fund. Also, a change in the quality rating of a debt security or a REIT security can affect the security's liquidity and make it more difficult to sell. If a Fund purchases unrated securities and obligations, it will depend on IICO's or an investment subadvisor's analysis of credit risk more heavily than usual.
  Derivatives Risk -- A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of IICO or an investment subadvisor as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used. Also, derivatives are subject to counterparty risk. Counterparty risk is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

Options, futures and swaps are common types of derivatives that a Fund may occasionally use. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Other types of derivatives include caps, floors and collars.

  Diversification Risk -- A Fund is subject to diversification risk if the Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio (a Fund is considered diversified, as defined in the Investment Company Act of 1940, as amended (1940 Act), if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio). The Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund with a more diversified investment portfolio.
  Emerging Market Risk -- Each Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.
  Extension Risk -- Rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.
  Foreign Currency Risk -- Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk -- The Funds may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent a Fund's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Funds from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.
  Foreign Securities Risk -- Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

  Growth Stock Risk -- Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.
  Income Risk -- A Fund may experience a decline in its income due to falling interest rates.
  Initial Public Offering Risk -- Investments in IPOs can have a significant positive impact on the Fund's performance; however, the positive effect of investments in IPOs may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Fund grows.
  Interest Rate Risk -- The value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation (including shares of mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

  Large Company Risk -- A Fund with a portfolio of large capitalization company securities may underperform the market as a whole.
  Liquidity Risk -- Generally, a security is liquid if a Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity.
  Low-rated Securities Risk -- In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.
  Market Risk -- All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.
  Mid Size Company Risk -- Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.
  Prepayment Risk -- Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate. As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline of the Fund's income.
  REIT-Related Risk -- The value of a Fund's REIT securities may be adversely affected by changes in the value of the underlying property. In addition, the value of a REIT could be adversely affected if the REIT fails to qualify for tax-free pass through income treatment under the Code, or maintain its exemption from registration under the 1940 Act.
  REOC-Related Risk -- A REOC is similar to a REIT in that it is a company that owns and operates commercial real estate, but unlike a REIT it has the freedom to reinvest all its funds from operations back into the company, and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as dividends, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of a Fund's REOC securities may be adversely affected by the same factors that adversely affect REITs. In addition, REOCs do not have the favorable tax treatment that is accorded a REIT.
  Short Sales Risk -- Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time a Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, a Fund will realize a loss on the transaction. Any such loss is increased by the amount of the premium or interest the Fund must pay to the lender of the security. A Fund is also required to segregate assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. A Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance.
  Small Company Risk -- Equity securities of small capitalization companies (including small capitalization REITs) are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.
  Value Stock Risk -- Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO or the investment subadvisor, undervalued. The value of a security believed by IICO or the investment subadvisor, as applicable, to be undervalued may never reach what is believed to be is its full value, or such security's value may decrease.

The Management of the Funds

Investment Advisor

The Funds are managed by Ivy Investment Management Company (IICO), subject to the authority of the Board of Trustees of Ivy Funds and the Board of Directors of Ivy Funds, Inc. IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO is an SEC-registered investment advisor with approximately $14.9 billion in assets under management as of March 31, 2007, and serves as the investment manager for each of the Funds within the Ivy Family of Funds. IICO has served as investment manager to the Ivy Funds (Trust) since December 31, 2002,1 and to Ivy Funds, Inc. since June 30, 2003. Prior to June 30, 2003, Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO, served as the investment manager for each of the Funds in the Ivy Funds, Inc. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. (formerly W&R Funds, Inc.) to IICO. IICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

1Until December 31, 2002, Ivy Management, Inc. (IMI) provided business management services and investment advisory services to the Ivy Funds. On December 31, 2002, IMI, an indirect wholly owned subsidiary of Waddell & Reed Financial, Inc. (WDR) and a wholly owned subsidiary of Ivy Acquisition Corporation (IAC), merged with and into IAC, a wholly owned subsidiary of WDR. Upon effectiveness of the merger, IAC changed its name to Waddell and Reed Ivy Investment Company (WRIICO), and WRIICO assumed all of IMI's duties with respect to the Ivy Funds. Effective March 7, 2005, WRIICO changed its name to Ivy Investment Management Company (IICO).

Investment Subadvisors

Advantus Capital Management, Inc. (Advantus Capital), an SEC-registered investment advisor located at 400 Robert Street North, St. Paul, Minnesota 55101, serves as investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Real Estate Securities Fund under an agreement with IICO. Since its inception in 1985, Advantus Capital and its predecessor have provided investment advisory services for mutual funds and have managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of Minnesota Mutual Companies, Inc., a mutual insurance holding company. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. Advantus Capital had approximately $16.5 billion in assets under management as of March 31, 2007.

BlackRock Capital Management, Inc. (BlackRock), located at 100 Bellevue Parkway, Wilmington DE 19809, serves as investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Small Cap Value Fund pursuant to an agreement with IICO. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through fund and institutional accounts, with combined total assets under management as of March 31, 2007 of approximately $1.1 trillion.

Under an agreement between IICO and Henderson Global Investors (North America) Inc. (HGINA), HGINA serves as investment subadvisor to Ivy European Opportunities Fund. Henderson Investment Management Ltd. (Henderson), 4 Broadgate Avenue, London, England EC2M 2DA, under a subadvisory agreement with HGINA, serves as investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy European Opportunities Fund. Henderson and HGINA are indirect, wholly owned subsidiaries of Henderson Group plc, a London-based public company whose shares are traded on the London Stock Exchange. Henderson had approximately $7.8 billion in assets under management as of March 31, 2007.

Mackenzie Financial Corporation (Mackenzie), 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S 3B5, serves as the investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Cundill Global Value Fund and Ivy Global Natural Resources Fund pursuant to an agreement with IICO. Mackenzie has been an investment counsel and mutual fund manager in Toronto for more than 35 years, and as of March 31, 2007, had over $63.7_billion Canadian in assets under management.

Templeton Investment Counsel, LLC (Templeton), an SEC-registered investment advisor located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, serves as investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy International Balanced Fund pursuant to an agreement with IICO. Templeton and the direct and indirect subsidiaries of Templeton Worldwide, Inc. had approximately $ 212 billion in assets under management as of March 31, 2007.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to IICO for providing investment advice and supervising its investments. IICO uses a portion of the applicable fee to pay a Fund's subadvisor, if any. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

  Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund: 0.05% of net assets
  Ivy Capital Appreciation Fund: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion
  Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Core Equity Fund, Ivy Dividend Income Fund, Ivy International Balanced Fund, Ivy Large Cap Growth Fund, Ivy Value Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.
  Ivy Energy Fund, Ivy Mid Cap Growth Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion
  Ivy Real Estate Securities Fund: 0.90% of net assets up to $1 billion, 0.87% of net assets over $1 billion and up to $2 billion, 0.84% of net assets over $2 billion and up to $3 billion, and 0.80% of net assets over $3 billion
  Ivy European Opportunities Fund: 1.00% of net assets up to $250 million; 0.85% of net assets over $250 million and up to $500 million, and 0.75% of net assets over $500 million
  Ivy International Core Equity Fund and Ivy International Growth Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.70% of net assets over $3 billion
  Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund, Ivy Pacific Opportunities Fund: 1.00% of net assets up to $500 million, 0.85% of net assets over $500 million and up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

Management fees for the following Funds as a percent of the Fund's net assets for its fiscal year ended March 31, 2007 were:

Fund	Management Fees Paid[1]
Ivy Asset Strategy Fund	0.67%
Ivy Balanced Fund	0.70%
Ivy Capital Appreciation Fund	0.60%
Ivy Core Equity Fund	0.70%
Ivy Cundill Global Value Fund	0.93%
Ivy Dividend Income Fund	0.70%
Ivy Energy Fund	0.00%
Ivy European Opportunities Fund	0.94%
Ivy Global Natural Resources Fund	0.83%
Ivy International Balanced Fund	0.70%
Ivy International Core Equity Fund	0.85%
Ivy International Growth Fund	0.85%
Ivy Large Cap Growth Fund	0.70%
Ivy Mid Cap Growth Fund	0.85%
Ivy Pacific Opportunities Fund	1.00%
Ivy Real Estate Securities Fund	0.90%
Ivy Science and Technology Fund	0.85%
Ivy Small Cap Growth Fund	0.85%
Ivy Small Cap Value Fund	0.85%
Ivy Value Fund	0.70%

1For Funds managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to IICO's right to change or modify this waiver.

A discussion regarding the basis for the approval by the Board of Trustees of the advisory contract for Ivy Managed European/Pacific Fund and Ivy Managed International Opportunities Fund will available in each Fund's Semiannual Report to Shareholders dated September 30, 2007. A discussion regarding the basis for the approval by the Board of Directors or Board of Trustees of the advisory contract for each of the other Funds in this prospectus is available in each Fund's Semiannual Report to Shareholders dated September 30, 2006.

Portfolio Management

Ivy Asset Strategy Fund: Michael L. Avery, Daniel J. Vrabac and Ryan F. Caldwell are primarily responsible for the day-to-day management of the Ivy Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. In June 2005 he was named Chief Investment Officer and Executive Vice President of IICO and WRIMCO. Mr. Avery is Vice President of Ivy Funds, Inc. and Vice President of other investment companies for which WRIMCO serves as investment manager, and has served as portfolio manager for investment companies managed by WRIMCO since February 1994. From August 1987 until June 2005, Mr. Avery had served as the Director of Research for IICO and for WRIMCO and its predecessor. He holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Mr. Vrabac has held his Fund responsibilities for Ivy Asset Strategy Fund since January 1997. He is Senior Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc. and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Vrabac has been an employee of WRIMCO since May 1994. He earned a BA degree in economics from Duquesne University, and holds an MBA with emphasis in Investments and Finance from Indiana University.

Mr. Caldwell has held his Ivy Asset Strategy Fund responsibilities since January, 2007. His investment research responsibilities are concentrated in asset managers and brokers, and transaction processors. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst, and in June 2005 was named assistant portfolio manager for the Fund, as well as two other funds managed by WRIMCO or IICO. Mr. Caldwell is Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc. and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University, and an MBA with an emphasis in finance from the University of Kansas. He is currently pursuing the Chartered Financial Analyst designation.

Ivy Balanced Fund: Cynthia P. Prince-Fox is primarily responsible for the day-to-day management of Ivy Balanced Fund. Ms. Prince-Fox has held her responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund since May 2003. She is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of other investment companies for which WRIMCO serves as investment manager. As well, she is Chief Investment Officer of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO. Ms. Prince-Fox has served as the portfolio manager for investment companies managed by WRIMCO since January 1993. She earned a BBA degree in Finance from St. Mary's University at San Antonio, Texas, and has earned an MBA with an emphasis in Finance from Rockhurst College.

Ivy Capital Appreciation Fund: Barry M. Ogden is primarily responsible for the day-to-day management of Ivy Capital Appreciation Fund, and has held his Fund responsibilities since January 2002. He is Senior Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc. and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Ogden has served as assistant portfolio manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1994. He graduated from the University of Kansas with a BS degree in accounting, and has earned the designation of Certified Public Accountant. Mr. Ogden is a Chartered Financial Analyst.

Ivy Core Equity Fund: Erik R. Becker and Gustav C. Zinn are primarily responsible for the day-to-day management of Ivy Core Equity Fund. Mr. Becker has held his Fund responsibilities since February 2006. Mr. Becker joined WRIMCO in 1999 as an investment analyst and had served as an assistant portfolio manager for Ivy Core Equity Fund since 2003, in addition to his duties as a research analyst. He is Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc., and a portfolio manager for Waddell & Reed Advisors Core Investment Fund and W&R Target Core Equity Portfolio, both managed by WRIMCO. Mr. Becker earned a BBA degree in finance, investment and banking and an MS in finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

Mr. Zinn has held his responsibilities for Ivy Core Equity Fund since February 2006. He has been an employee of WRIMCO since 1998 and had served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003, in addition to his duties as a research analyst. Mr. Zinn is Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc., and a portfolio manager for Waddell & Reed Advisors Core Investment Fund and W&R Target Core Equity Portfolio, both managed by WRIMCO. He earned a BBA degree and a Masters of Finance from the University of Wisconsin-Madison. Mr. Zinn is a Chartered Financial Analyst.

Ivy Cundill Global Value Fund: Peter Cundill and Hiok Hhu Ng are primarily responsible for the day-to-day management of Ivy Cundill Global Value Fund. Mr. Cundill has held his responsibilities for Ivy Cundill Global Value Fund since the Fund's inception. He founded Peter Cundill & Associates in 1976. Mr. Cundill earned a Bachelor of Commerce degree from McGill University, Montreal. He holds the designations of Chartered Business Valuator (CBV), Chartered Financial Analyst (CFA), and Fellow Chartered Accountant (FCA).

Hiok Hhu Ng has held his responsibilities for Ivy Cundill Global Value Fund as Portfolio Manager since 2004. Hhu joined the Cundill Group as a research analyst, and became an Assistant Portfolio Manager for Ivy Cundill Global Value Fund in 2001. He holds a Bachelor of Finance degree from the University of British Columbia. He is a Chartered Financial Analyst, and has completed the Canadian Securities Course, Canadian Securities Institute.

Ivy Dividend Income Fund and Ivy Energy Fund: David P. Ginther is primarily responsible for the day-to-day management of Ivy Dividend Income Fund and Ivy Energy Fund. He has held his responsibilities for Ivy Dividend Income Fund since its inception in June 2003 and for Ivy Energy Fund since its inception in May 2006. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Ivy Funds, Inc., and portfolio manager for other investment companies for which WRIMCO serves as investment manager, and has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

Ivy European Opportunities Fund: Paul Casson is primarily responsible for the day-to-day management of Ivy European Opportunities Fund, and has held his Fund responsibilities since April 2006. Mr. Casson joined Henderson Global Investors in 2005 as Associate Director of Pan-European Equities. Prior to joining Henderson Global Investors, he was associated with SVM Asset Management as a Fund Manager for Pan-European Equities. He earned BSc and MSc degrees in Accounting from Queens University Belfast, and an MSc in Investment Analysis from the University of Stirling.

Mr. Casson succeeds Stephen Peak as portfolio manager for Ivy European Opportunities Fund. Although Mr. Peak will no longer be responsible for the day-to-day management of the Fund, he will, in his position as Head of Pan-European Equities for Henderson, lead the management team of which Mr. Casson is a member.

Ivy Global Natural Resources Fund: Frederick Sturm, a Senior Vice President of Mackenzie, is primarily responsible for the day-to-day management of Global Natural Resources Fund. He has managed the Fund since its inception. Mr. Sturm joined Mackenzie in 1983. He holds a degree in commerce from the University of Toronto. Mr. Sturm is a CFA charterholder.

Ivy International Balanced Fund: Edgerton Tucker Scott III and Michael Hasenstab, Ph.D. are primarily responsible for the day-to-day management of Ivy International Balanced Fund. Mr. Scott has held his responsibilities since the inception of the Fund in December 2003, and was the portfolio manager for the predecessor fund since June 2000. He is Senior Vice President of Templeton Investment Counsel, LLC. Mr. Scott earned a BA from the University of Virginia and a MBA from Amos Tuck School of Business at Dartmouth College. He is a Chartered Financial Analyst.

Dr. Hasenstab has held his Ivy International Balanced Fund responsibilities since March 2006. He joined Franklin Templeton Investments in July 1995, and, after taking a leave of absence to obtain his Ph.D., rejoined the company in April 2001. Dr. Hasenstab is Vice President, Co-Director of International Fixed Income, and portfolio manager for Franklin Templeton Investments' International Bond Department. Dr. Hasenstab earned a Ph.D. in economics from the Asia Pacific School of Economics and Management at Australian National University, a master's degree in economics of development from the Australian National University, and a B.A. in international relations/political economy from Carleton College in the United States.

Ivy International Core Equity Fund: Thomas A. Mengel and John C. Maxwell are primarily responsible for the day-to-day management of Ivy International Core Equity Fund. Mr. Mengel has held his Fund responsibilities since December 2002. He is Senior Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc. and of the Trust, and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Mengel has been a portfolio manager for, and employee of, WRIMCO since May 1996. He is a graduate of the University of Berlin with a degree in Business, Finance and Economics.

John C. Maxwell has held his Ivy International Core Equity Fund responsibilities since February 2006. He joined WRIMCO in 1998 as an investment analyst and had served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003. In 2004, Mr. Maxwell began assisting the international group as an investment analyst. He has been appointed Vice President of IICO and WRIMCO. Mr. Maxwell earned a BS degree from the University of Kentucky, and an MBA from the Johnson Graduate School of Management, Cornell University. He is a Chartered Financial Analyst.

Ivy International Growth Fund: Thomas A. Mengel is primarily responsible for the day-to-day management of Ivy International Growth Fund. Mr. Mengel has held his Fund responsibilities since December 2002. He is also the portfolio manager for Ivy International Core Equity Fund, and his biographical information is listed in the disclosure for Ivy International Core Equity Fund.

Ivy Large Cap Growth Fund: Daniel P. Becker and Philip J. Sanders are primarily responsible for the day-to-day management of Ivy Large Cap Growth Fund. Mr. Becker has held his Fund responsibilities since the inception of the Fund in June 2000. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of, and co-portfolio manager for, Waddell & Reed Advisors Vanguard Fund, Inc. and W&R Target Growth Portfolio, for which WRIMCO serves as investment manager. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.

Mr. Sanders has held his Fund responsibilities for Ivy Large Cap Growth Fund since June 2006. He joined WRIMCO in 1998, and has served as a portfolio manager for funds managed by WRIMCO since that time. He is Senior Vice President of WRIMCO and IICO, and Vice President of, and co-portfolio manager for, W&R Target Growth Portfolio and Waddell & Reed Advisors Vanguard Fund, Inc., for which WRIMCO serves as investment manager. Mr. Sanders earned a BA in economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte. He is a Chartered Financial Analyst.

Ivy Managed European/Pacific Fund and Ivy Managed International Opportunities Fund: Michael L. Avery is primarily responsible for the day-to-day management of both the Ivy Managed European/Pacific Fund and the Ivy Managed International Opportunities Fund, and has held his Fund responsibilities since each Fund's inception. He is also the portfolio manager for Ivy Asset Strategy Fund, and his biographical information is listed in the disclosure for Ivy Asset Strategy Fund.

Ivy Mid Cap Growth Fund: Kimberly A. Scott is primarily responsible for the day-to-day management of Ivy Mid Cap Growth Fund, and has held her Fund responsibilities since February 2001. She is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies managed by WRIMCO. Ms. Scott joined WRIMCO in April 1999. She earned a BS in microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. Ms. Scott is a Chartered Financial Analyst.

Ivy Pacific Opportunities Fund: Frederick Jiang is primarily responsible for the day-to-day management of Ivy Pacific Opportunities Fund. Mr. Jiang has held his Fund responsibilities since February 2004, and had been assistant portfolio manager for the Fund since July 2003. He is Senior Vice President of IICO and WRIMCO and Vice President of the Trust. From July 1999 to July 2003, he served as an investment analyst for IICO and WRIMCO. Mr. Jiang holds a BA degree in Economics from the Central University of Finance and Economics, Beijing, China, and earned an MBA degree in Finance from New York University. Mr. Jiang has earned a Chinese Certified Public Accountant designation, and is a Chartered Financial Analyst.

Ivy Real Estate Securities Fund: Joseph R. Betlej and Lowell R. Bolken are primarily responsible for the day-to-day management of Ivy Real Estate Securities Fund. Mr. Betlej has held his responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund since February 1999. Mr. Betlej is Vice President and Investment Officer of Advantus Capital. He has been in the real estate industry since 1984 and has been with Advantus Capital since 1987. Mr. Betlej earned a BA in Architecture from the University of Minnesota and a MS in Real Estate Appraisal and Investment Analysis from the University of Wisconsin at Madison. He is a Chartered Financial Analyst.

Mr. Bolken has held his Fund responsibilities for Ivy Real Estate Securities Fund since April 2006. He has been an Associate Portfolio Manager with Advantus Capital since September 2005. From April 2001 to September 2005, he was Managing Director and Manager, Corporate Bond Research, RBC Dain Rauscher, Inc.

Ivy Science and Technology Fund: Zachary H. Shafran is primarily responsible for the day-to-day management of Ivy Science and Technology Fund, and has held his Fund responsibilities since February 2001. He is Senior Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc. and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Shafran has served as a portfolio manager for investment companies managed by WRIMCO since January 1996. Mr. Shafran earned a BSBA degree in Business and an MBA with an emphasis in Finance from the University of Missouri at Kansas City.

Ivy Small Cap Growth Fund: Gilbert C. Scott is primarily responsible for the day-to-day management of Ivy Small Cap Growth Fund, and has held his Fund responsibilities since August 2003. He is Senior Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc. and Vice President of other investment companies for which WRIMCO serves as investment manager. He joined Waddell & Reed in 1997 and has been assistant portfolio manager of small cap institutional accounts since September 2000. Mr. Scott earned a BBA degree in finance from the University of Massachusetts and an MBA from the University of Texas. He is a Chartered Financial Analyst.

Ivy Small Cap Value Fund: Wayne J. Archambo is primarily responsible for the day-to-day management of Ivy Small Cap Value Fund, and has held his Fund responsibilities since January 2005, when BlackRock became the subadvisor for the Fund. Mr. Archambo is head of BlackRock's small and mid cap value equity team. Prior to joining BlackRock in 2002, he was a founding partner and Manager of Boston Partners Asset Management, L.P., since that company's inception in 1995. Mr. Archambo earned a BS in economics and finance from Nichols College and holds an MBA degree from Babson College. He is a member of the Boston Security Analysts Society, and is a CFA Charter holder.

Ivy Value Fund: Matthew T. Norris is primarily responsible for the day-to-day management of Ivy Value Fund. He has held his responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund since July 2003. Mr. Norris is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. In June 2005 he was named Director of Equity Research for IICO and WRIMCO. From January 2000 to June 2003, Mr. Norris was a Portfolio Manager for Advantus Capital Management, Inc. He joined Advantus Capital in December 1997, first serving as an Analyst and later as a Senior Analyst. He earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. Mr. Norris is a Chartered Financial Analyst.

Additional information regarding portfolio managers, including information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities is included in the SAI.

Other members of IICO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Your Account

Choosing a Share Class

Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount over a shorter term, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than five years). Class B shares are not available for investments of $100,000 or more, and Class C shares are not available for investments of $1 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries, while Class I shares are designed for large retirement plans and fund of funds.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A	Class B	Class C
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[1]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%	Maximum distribution and service (12b-1) fees of 1.00%
	Converts to Class A shares eight years after the month in which the shares were purchased, thus reducing future annual expenses	Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $1 million or more, only Class A shares are available	Shareholders investing $100,000 or more may not purchase Class B shares. Requests to purchase Class B shares by such shareholders will not be honored	Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

1A 1% CDSC is imposed on purchases of $1 million or more of Class A shares, at NAV, that are redeemed within 12 months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B, Class C and Class Y shares. Such Plans permit the Funds to pay marketing and other fees to support both the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisor or financial intermediary. Under the Class A Plan, a Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse or compensate IFDI for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay IFDI, on an annual basis, a service fee of up to 0.25% of the average daily net assets of that class to compensate or reimburse IFDI for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of 0.75% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to IFDI by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by IFDI with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that IFDI is permitted to receive under the National Association of Securities Dealers (NASD) rules as then in effect. Under the Class Y Plan, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to Class Y shareholders and/or maintaining Class Y shareholder accounts. Class I shares do not have a Plan.

Since these fees are paid out of a Fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and Class C shares may result in a lower net asset value (NAV) than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Class A shares

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. As noted, Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets, except Class A shares of Ivy International Growth Fund issued prior to January 1, 1992 are not subject to an ongoing 12b-1 fee. For this Fund, the annual 12b-1 fee attributable to the Class A shares of the Fund may equal up to 0.25% of the net assets issued on or after January 1, 1992. The ongoing expenses of Class A shares are lower than those for Class B or Class C shares and typically higher than those for Class Y or Class I shares.

Calculation of Sales Charges on Class A Shares

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
-------------------	-------------------	-------------------	-------------------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

IFDI may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

IFDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see "Additional Compensation to Intermediaries" for more information.

Sales Charge Reductions

Lower sales charges on the purchase of Class A shares are available by:

  Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in the Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc. with the NAV of Class A, Class B or Class C shares already held in your account or in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform IFDI that you are entitled to a reduced sales charge and provide IFDI with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account.
  Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from IFDI, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included.
  Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner. For purposes of account grouping, an individual's domestic partner may be treated as his or her spouse.

With respect to purchases under other retirement plans:

1. All purchases of Class A shares made for a participant in a multi-participant retirement plan may be grouped only with other purchases made under the same plan.

2.         All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Code (Qualified Plan) that is maintained by a corporate employer and all plans of any one employer or affiliated employers will also be grouped. All qualified plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

3.         All purchases of Class A shares made under a simplified employee pension plan (SEP), SIMPLE IRA or similar arrangement adopted by an employer or affiliated employers may be grouped. Additionally, if elected, the purchases made by individual employees under such plan may also be grouped with the other accounts of the individual employees if such grouping would be more beneficial to an individual.

4.         All purchases of Class A shares made by you or your spouse for your or your spouse's individual retirement accounts (IRAs), salary reduction plan accounts under Section 457 of the Code, or 403(b) tax sheltered accounts may be grouped, as well as your or your spouse's Keogh plan accounts, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise IFDI at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Ivy Money Market Fund are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed, Inc. (Waddell & Reed) and Legend Equities Corporation (Legend), the grouping privileges described above also apply to the corresponding classes of shares of funds in the Waddell & Reed Advisors Family of Funds.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

  Shareholders investing through certain investment advisors and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees
  The Trustees and officers of Ivy Funds, the Directors and officers of Ivy Funds, Inc. or of any affiliated entity of IICO, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed
  Minnesota Life Trustees and officers, Directors, or any affiliated entity of Minnesota Life, employees of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals
  Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records
  Participants in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and are segregated from any other retirement plan assets
  Participants in a 401(a) plan or 457 plan that invest in the Ivy Family of Funds through a third party platform or agreement
  The Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program" in the SAI.
  Sales representatives, and their immediate family members (spouse, children, parents, children's spouses and spouse's parents), associated with unaffiliated third party broker/dealers with which IFDI has entered into selling agreements
  Clients investing via a Managed Allocation Portfolios (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed

For purposes of determining sales at NAV, an individual's domestic partner may be treated as his or her spouse.

Sales Charge Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

  Exchange of Class A shares of any fund in the Ivy Family of Funds or shares of Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, Class A shares of any fund in the Waddell & Reed Advisors Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares
  One-Time Reinvestment of all or part of the proceeds of redemption of your Class A shares of a Fund in Class A shares of the Fund, if the reinvestment is made within 60 days of the Fund's receipt of your redemption request
  Payments of Principal and Interest on Loans made pursuant to a 401(a) plan, if such loans are permitted by the plan and the plan may invest in shares of the Fund

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers is also available, free of charge, at www.ivyfunds.com, including hyperlinks to facilitate access to this information. You will find more information in the Fund's SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to IFDI, as further described below. The purpose of the CDSC is to compensate IFDI for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. IFDI pays 4.00% of the amount invested to dealers who sell Class B shares and 1.00% of the amount invested to dealers who sell Class C shares.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted earlier, Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made. For example, if a shareholder opens an account on August 17, 2007, then redeems all Class B shares on August 15, 2008, the shareholder will pay a CDSC of 4.00%, the rate applicable to redemptions made within the second year of purchase.

Shareholders who are eligible to purchase Class A shares at a reduced sales charge due to the breakpoints available on a purchase of $100,000 or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class B shares. In such case, requests to purchase Class B shares will not be accepted. The Fund will not apply the limitation to Class B share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records, and it will be the responsibility of the broker-dealer holding the omnibus account to apply the limitation for such purchases.

Class C shares

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. As noted above, Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for five years or longer, Class C shares may not be appropriate.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records and it will be the selling broker's responsibility to apply the limitation for such purchases.

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to IFDI redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an IRA, a Keogh plan or a custodial account under Sections 457(b) and 403(b)(7) of the Code, a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper redemptions of shares purchased by current or retired Trustees or Directors of the Funds, directors of affiliated companies, current or retired officers of the Funds, employees of IFDI and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons redemptions of shares made pursuant to a shareholder's participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)
  redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed for Class C shares, redemptions made by shareholders that have purchased shares of the Fund through certain group plans that have selling agreements with IFDI and that are administered by a third party and/or for which brokers not affiliated with IFDI provide administrative or recordkeeping services redemptions of Fund shares, the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or W&R Target Funds, Inc., as directed by the redeeming shareholder, through a retirement plan product or savings plan product offered by the insurance company the exercise of certain exchange privileges
  redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than $500 redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which may require certain notice.

Class I shares

Class I shares are sold without any front-end sales load or contingent deferred sales charges. Class I shares do not pay an annual 12b-1 distribution and/or service fee. Class I shares generally are only available for purchase by:

  fund of funds
  participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401, of the Code, including 401(k) plans if the value of the plan exceeds $10,000,000, when the shares are held in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative and/or other support services to the plan participants of the Waddell & Reed Financial, Inc. Retirement Plans

Class Y shares

Class Y shares are not subject to a sales charge. Class Y shares do however pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets. Class Y shares are only available for purchase by:

  participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401 of the Code, including 401(k) plans for which an unaffiliated third party provides administrative, distribution and/or other support services to the plan banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers, and for which entity an unaffiliated third party provides administrative, distribution and/or other support services government entities or authorities and corporations whose investment within the first 12 months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor and/or the 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own. As well, IFDI may have selling agreements with financial intermediaries which provide for IFDI to pay fees to such intermediaries based on a percentage of assets and/or a fixed amount per shareholder account. IFDI makes payments to such intermediaries from its own resources and from amounts reimbursed by WRIMCO and IICO. These reimbursements to IFDI are funded out of WRIMCO's and IICO's net income, respectively.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and may also be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and other services provided by the intermediary, and may be required by the intermediary in order for the Ivy Family of Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary's established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from IFDI or its affiliates for providing related client-level recordkeeping and other services.

IFDI may also compensate an intermediary and/or financial advisor for IFDI's participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. IFDI may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary's established policies.

Compensation arrangements such as those described above are undertaken to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult the SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

The Distributor of the Funds, IFDI, is a corporate affiliate of Waddell & Reed. Waddell & Reed offers shares of the Funds through a distribution agreement with IFDI. The following paragraphs disclose certain potential conflicts of interest in connection with the offering of the Funds by Waddell & Reed.

Waddell & Reed financial advisors sell primarily shares of the Funds and the Waddell & Reed Advisors Funds, a separate mutual fund family for which Waddell & Reed serves as principal underwriter and distributor (Fund Families). Either IICO or WRIMCO (Manager) is the investment manager for each fund in the respective Fund Families. The Managers are affiliates of Waddell & Reed.

Waddell & Reed financial advisors are not required to sell only shares of the funds in the Fund Families, have no sales quotas with respect to the Funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Fund Families. It is possible, however, for Waddell & Reed, and/or its affiliated companies, to receive more total revenue from the sale of shares of the funds in the Fund Families than from the sale of shares of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). This is because the Managers earn investment advisory fees for providing investment management services to the funds in the Fund Families. These fees are assessed daily against the assets held by the funds in the Fund Families and are paid to the Managers out of fund assets.

Increased sales of shares of the Fund Families generally result in greater revenues, and greater profits, to Waddell & Reed and the Managers, since payments to Waddell & Reed and the Managers increase as more assets are invested in the Fund Families. Waddell & Reed employee compensation (including management and certain sales force leader compensation) and operating goals at all levels are tied to Waddell & Reed's overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the funds in the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the funds in the Fund Families. Ultimately, this will typically influence the financial advisor's decision to recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance and/or lower fund expenses than the funds in the Fund Families.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of funds in the Fund Families, though the client is not obligated to purchase such shares through Waddell & Reed. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed, and read, a copy of Waddell & Reed's Form ADV Disclosure Brochure.

Portability

The Funds' shares may be purchased and serviced only through broker-dealers and other financial intermediaries (Financial Intermediaries) that have entered into selling agreements with IFDI. Waddell & Reed, an affiliate of IFDI, is one such Financial Intermediary that is authorized to sell the Funds and service Fund accounts. If you elect to work with a Waddell & Reed financial advisor it is likely that the financial advisor will recommend the purchase of shares of the Funds. If you decide to terminate your relationship with your Waddell & Reed financial advisor or if they decide to transfer their license to another Financial Intermediary, you should consider that you will only be able to transfer your Fund shares to another Financial Intermediary if that Financial Intermediary has a selling agreement with IFDI. Not all Financial Intermediaries have such selling agreements and the selling agreements may typically be terminated without notice to you. If you select a Financial Intermediary that has no selling agreement with IFDI or whose selling agreement is terminated after you transfer your shares, you will either have to hold your shares directly with the Funds or sell your shares and transfer the proceeds to another Financial Intermediary, which may cause you to experience adverse tax consequences.

Ways to Set Up Your Account (for Class A, Class B and Class C shares)

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education Savings Accounts) may be tax-deductible.

  Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For 2007, the Annual Dollar Limit is $4,000, scheduled to rise to $5,000 in 2008 and indexed for inflation in $500 increments, thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a "catch-up" contribution. The maximum annual catch-up contribution is $1,000. For each of 2007 through 2009, certain 401(k) plan participants who received in that year matching contributions of employer stock from an employer that (a) declared bankruptcy and (b) is subject to indictment or conviction resulting from transactions related to the bankruptcy may make special "catch-up" contributions of up to $3,000 for that year. An individual who makes this special "catch-up" contribution for a year may not make the catch-up contribution otherwise available for having attained age 50. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year.
  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year. An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.
  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.
  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.
  Owner-only Keogh Plans allow self-employed individuals and their spouses, or one or more partners and their spouses, to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $45,000 for 2007.
  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan. A Roth 401(k) contribution option may also be available on a qualified 401(k) Plan.
  403(b) Custodial Accounts are available to certain employees of public school systems, churches and Code Section 501(c)(3) (i.e., tax-exempt) organizations. A Roth 403(b) contribution option may also be available.
  457(b) Plans allow certain employees of state and local governments and tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by IFDI. Contact your financial advisor for the form.

Pricing of Fund Shares

The price to buy a share of a Fund, called the offering price, is calculated every business day. Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund's shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A shares).

In the calculation of a Fund's NAV:

  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable or are unreliable are valued at their fair value by or at the direction of the Board of Trustees or Board of Directors, as discussed below.

In the calculation of the NAV of Ivy Managed European/Pacific Fund and Ivy Managed International Opportunities Fund, the shares of the underlying funds held by each of these Funds are valued at their respective NAVs per share.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board of Trustees or Board of Directors. A Fund may also use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund's NAV is calculated.

A Fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some funds, such as Ivy Asset Strategy Fund, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Growth Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund and Ivy Pacific Opportunities Fund, which may invest a significant portion of their assets in foreign securities, may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments may be valued at their fair values as determined according to the procedures approved by the Fund's Board of Trustees or Board of Directors. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuations. WRIMCO has retained a third-party pricing service (the Service) to assist in valuing foreign securities, if any, held in the Funds' portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WRSCO, in accordance with guidelines adopted by each of the Fund's Board of Trustees or Board of Directors, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Boards regularly review, and WRSCO regularly monitors and reports to the Boards, the Service's pricing of the Funds' foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event -- thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund's NAV will be subject, in part, to the judgment of the Board of Trustees or Board of Directors or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing may also affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see "Market Timing Policy."

Buying Shares

You may buy shares of each of the Funds through IFDI and through third parties that have entered into selling arrangements with IFDI. Contact IFDI or any authorized investment dealer for more information. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have. IFDI will not accept account applications unless submitted by an entity with which IFDI maintains a current selling agreement.

IFDI generally will not accept new account applications to establish an account with non-U.S. address (APO/FPO addresses are acceptable) or for a non-resident alien.

If your individual account is not maintained on our shareholder servicing system, please contact your selling dealer, plan administrator or third party recordkeeper to purchase shares of the Funds.

By mail: To purchase any class of shares by check, make your check payable to Ivy Funds Distributor, Inc. Mail the check, along with your completed application, to:

Ivy Funds Distributor, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

To add to your account by mail: Make your check payable to Ivy Funds Distributor, Inc. Mail the check to IFDI, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

By telephone or internet: To purchase Class A, B or C shares of a Fund by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 800.777.6472 to report your purchase, or fax the information to 800.532.2749. For internet transactions, you may not execute trades greater than $25,000. You may purchase Class I and Class Y shares by calling 800.532.2783 or faxing instructions to 800.532.2749. If you need to establish an account for Class I or Class Y shares, you may call 800.532.2783 to obtain an account application. You may then mail a completed application to IFDI at the above address, or fax it to 800.532.2749.

By Automatic Investment Service: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the Automatic Investment Service (AIS).

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Ivy Family of Funds, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.
  You may purchase shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.
  Broker-dealers that perform account transactions for their clients through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such dealers have independent agreements with IFDI, and are compensated for performing account transactions for their clients.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

IFDI reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account	$500 (per Fund)
For certain exchanges	$100 (per Fund)
For accounts opened with AIS	$50 (per Fund)*
For accounts established through payroll deductions	Any amount

To Add to an Account	Any amount
For certain exchanges	$100 (per Fund)
For AIS	$25 (per Fund)

For Class Y:

To Open an Account
For a government entity or authority or for a corporation	$10 million
(within first 12 months)
For other eligible investors	Any amount

To Add to an Account	Any amount

*An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

For clients of Morgan Stanley DW, Inc. (MSDW) who purchase their shares through certain fee-based advisory accounts sponsored by MSDW, the minimum initial and subsequent investment requirements for Class A shares are waived.

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any applicable CDSC and/or redemption fee.

If your individual account is not maintained on our shareholder servicing system, please contact your selling dealer, plan administrator or third party recordkeeper to sell shares of the Funds.

By mail: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable requirements listed in the table below

Deliver the form or your letter to:

Ivy Client Services
c/o Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone or internet: If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet. You may request to receive payment of your redemption proceeds via direct ACH or via wire. To redeem your Class A, Class B or Class C shares, call 800.777.6472, fax your request to 800.532.2749, or place your redemption order at www.ivyfunds.com, and give your instructions to redeem your shares via ACH or via wire, as applicable. For Class A, Class B and Class C shares, redemption requests via wire will be charged a $10 per transaction wire fee. To redeem your Class Y shares, call 800.532.2783, or fax your request to 800.532.2749, and give your instructions to redeem your shares via ACH or via wire, as applicable. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days). For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone or internet can only be accepted for amounts up to $50,000.

When you place an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC and/or redemption fee, after receipt of a request for redemption in good order by Ivy Client Services (on behalf of Waddell & Reed Services Company) or other authorized Fund agent at the address listed above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC).
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Trustees or Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC and/or redemption fee, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (for example, employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record a check redemption request if the address on the account has been changed within the last 30 days

This requirement is to protect you and the Funds from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and 60 days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 days after the date of your redemption, and the reinvestment must be made into the same fund, account, and class of shares from which it had been redeemed. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 days after such redemption. IFDI will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class A shares of a Fund, once as to Class B shares of a Fund and once as to Class C shares of a Fund. The reinvestment must be made into the same fund, account, and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Funds' transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

If you are investing through certain third-party broker dealers, please contact your plan administrator or other recordkeeper for information about your account.

If you have established an account that is maintained on our shareholder servicing system, we provide a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800.777.6472, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:

  obtain information about your accounts
  obtain price information about other funds in the Ivy Family of Funds obtain a Fund's current prospectus, SAI, annual report or other information about each Fund request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on our shareholder servicing system; otherwise, you should contact the introducing broker.

Internet Service

Our web site, www.ivyfunds.com, is also available. If you do not currently have an account established that is maintained on our shareholder servicing system, you may use the web site to obtain information about the Funds in the Ivy Family of Funds, including accessing a Fund's current prospectus, SAI, annual report or other information. If you have an account set up that is maintained on our shareholder servicing system, you may also use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares, if you have established Express Transactions for your account.

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)
  quarter-to-date statements (quarterly)
  year-to-date statements (after the end of the fourth calendar quarter)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of a Fund's most recent prospectus and annual and semiannual reports to shareholders may be mailed to shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.ivyfunds.com to view and/or download these documents, as well as other information about each Fund.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the "Access Your Account" feature available via www.ivyfunds.com.

Exchange Privileges

Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another Fund in the Ivy Family of Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares, or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Ivy Money Market Fund are subject to any sales charge applicable to the Fund being exchanged into, unless the Ivy Money Market shares were previously acquired by an exchange from Class A shares of another Ivy fund for which a sales charge was paid (or represent reinvestment of dividends and distributions paid on such shares). You may sell your Class I or Class Y shares of any of the Funds and buy Class I or Class Y shares, respectively, of another Fund or Class A shares of Ivy Money Market Fund.

For clients of Waddell & Reed and Legend, these exchange privileges for Class A, Class B and Class C shares also apply to the corresponding classes of shares of funds within the Waddell & Reed Advisors Family of Funds. Shareholders of Class I shares may exchange their shares for Class Y shares of funds within the Waddell & Reed Advisors Family of Funds. Shareholders of Ivy Class Y shares may not exchange those shares for shares of any class of funds within the Waddell & Reed Advisors Family of Funds.

As of December 1, 2003, Class B and Class C shares of Ivy Money Market Fund are not available for direct investment. Therefore, you may utilize Class A shares of Ivy Money Market Fund for your Funds Plus Service into any other class of a non-money market fund. Please see the SAI for additional information.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each fund within the Ivy Family of Funds may only be sold within the United States, the Commonwealth of Puerto Rico and the U. S. Virgin Islands. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

Important Exchange Information

  You must exchange into the same share class you currently own (except that you may exchange Class Y and Class I shares of any of the Funds for Class A shares of Ivy Money Market Fund, and in certain situations you may exchange Class A shares of Ivy Money Market Fund for Class B or Class C shares of any of the other Funds).
  Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

How to Exchange

By mail: Send your written exchange request to Ivy Client Services at the address listed under "Selling Shares."

By telephone: Call IFDI at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. IFDI employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IFDI may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

If your individual account is not maintained on our shareholder servicing system, please contact your selling dealer, plan administrator or third party recordkeeper to exchange shares of the Funds.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or IFDI, thereby indirectly affecting the Fund's shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund, such as Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Growth Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund and Ivy Pacific Opportunities Fund, invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in small cap companies, such as Ivy Small Cap Growth Fund or Ivy Small Cap Value Fund.

To discourage market timing activities by investors, the Funds' Board of Trustees or Board of Directors has adopted a market timing policy and has approved the procedures of the Funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WRSCO will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Fund shares.

As an additional step, WRSCO reviews Fund redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities in an account held directly on the Funds' records that has not previously exceeded WRSCO's thresholds, WRSCO will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If an account exceeds WRSCO's thresholds a second time within a twelve (12) month period, exchange privileges will be suspended indefinitely for all accounts owned by that shareholder whose account exceeded the pre-determined thresholds. For trading in omnibus accounts, WRSCO will, if possible, place a trading block at a tax ID number level or, if that cannot be accomplished, will contact the associated intermediary and request that the broker-dealer implement trading restrictions. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of a Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

In addition, IFDI and/or its affiliate, Waddell & Reed, Inc. (collectively, "W&R"), have entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by W&R, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders' Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary's account by any shareholder identified by W&R as having engaged in Fund share transactions that violate a Fund's market timing policy. W&R's procedures seek to monitor transactions in omnibus accounts so that W&R may make such further inquiries and take such other actions as it deems appropriate or necessary to enforce the Funds' market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, IFDI and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds, IFDI or WRSCO may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account.

The Funds' ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Fund's and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Funds' market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or IFDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Redemption Fee/Exchange Fee

To further discourage the use of the Funds as a vehicle for excessive short-term trading, each of the international funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares of that Fund after holding the shares fewer than 30 days. Each of the non-international funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares of that Fund after holding the shares fewer than five days. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

A Fund's redemption fee will not be assessed against:

1.

certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts

2.

(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

3.

shareholder accounts participating in SPA, MAP and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service.

4.

shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Funds' behalf.

5.	redemptions of shares purchased through the Automatic Investment Service (AIS)

6.	redemptions made through a Systematic Withdrawal Plan

7.	redemptions of shares purchased through the Funds Plus Service

Additionally, a Fund's redemption fee will not be assessed for any transaction (redemption or exchange) of $5,000 or less (that correspondingly would result in an assessment of a fee equal to or less than $100.00).

In addition to these waivers, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service

To move money from your bank account to an existing Fund account
Minimum Amount	Frequency
$25 (per Fund)	Monthly

Funds Plus Service

To move money from Ivy Money Market Fund Class A to a Fund whether in the same or a different class
Minimum Amount	Frequency
$100 (per Fund)	Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Usually, a Fund distributes net investment income at the following times:

Annually in December: Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Growth Fund, Ivy Pacific Opportunities Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund

Quarterly in March, June, September and December: Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Dividend Income Fund, Ivy International Balanced Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund

Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.

Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.

Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders who satisfy certain holding period requirements with respect to their Fund shares is taxed as long-term capital gain. The portion of the dividends that the Fund pays which is attributable to qualified dividend income received by the Fund will qualify for such treatment.

For noncorporate taxable shareholders, each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year on a Form 1099.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the Ivy Family of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within 90 days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Ivy Family of Funds without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See "Your Account--Selling Shares." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis in the newly purchased shares.

Withholding. Each Fund must withhold 28% of all dividends, exempt interest dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from taxable dividends and capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; you will find more information in each Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Financial Highlights

The following information is to help you understand the financial performance of each of the classes of each Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. Except as noted below, this information has been audited by Deloitte & Touche LLP, whose Reports of Independent Registered Public Accounting Firm, along with each Fund's financial statements for the fiscal year ended March 31, 2007, are included in the Funds' Annual Reports to Shareholders which are incorporated by reference into each Statement of Additional Information. The financial highlights of Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund for each of the periods ended July 31, 2003 and prior, and Ivy Balanced Fund and Ivy International Balanced Fund for each of the periods ended September 30, 2003 and prior were audited by other auditors whose reports expressed unqualified opinions on those financial highlights. The annual report contains additional performance information and will be made available upon request and without charge.

No financial highlights are provided for Ivy Managed European/Pacific Fund or Ivy Managed International Opportunities Fund, as these Funds commenced operations on April 2, 2007, which is after the end of the fiscal year.

No financial highlights are provided for Class I shares of the Funds, as this class commenced operations on April 2, 2007, which is after the end of the fiscal year.

IVY ASSET STRATEGY FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income		From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$18.76	$0.25	[a]	$1.81	[a]	$2.06	$(0.02)		$(0.15)	$(0.17)	$20.65
4-1-05 to 3-31-06	14.21	0.05		4.68		4.73	(0.04)		(0.14)	(0.18)	18.76
4-1-04 to 3-31-05	12.86	0.06		1.47		1.53	(0.07)		(0.11)	(0.18)	14.21
4-1-03 to 3-31-04	11.18	0.08		1.71		1.79	(0.11)		(0.00)	(0.11)	12.86
4-1-02 to 3-31-03	11.33	0.16		(0.16)		(0.00)	(0.15)		(0.00)	(0.15)	11.18

Class B
4-1-06 to 3-31-07	$18.50	$0.08		$1.79		$1.87	$(0.00)		$(0.15)	$(0.15)	$20.22
4-1-05 to 3-31-06	14.11	0.01		4.52		4.53	(0.00)	[c]	(0.14)	(0.14)	18.50
4-1-04 to 3-31-05	12.83	(0.03)		1.44		1.41	(0.02)		(0.11)	(0.13)	14.11
4-1-03 to 3-31-04	11.17	(0.03)		1.71		1.68	(0.02)		(0.00)	(0.02)	12.83
4-1-02 to 3-31-03	11.32	0.05		(0.15)		(0.10)	(0.05)		(0.00)	(0.05)	11.17

Class C
4-1-06 to 3-31-07	$18.54	$0.07		$1.81		$1.88	$(0.00)		$(0.15)	$(0.15)	$20.27
4-1-05 to 3-31-06	14.12	0.01		4.56		4.57	(0.01)		(0.14)	(0.15)	18.54
4-1-04 to 3-31-05	12.83	(0.03)		1.45		1.42	(0.02)		(0.11)	(0.13)	14.12
4-1-03 to 3-31-04	11.17	(0.03)		1.73		1.70	(0.04)		(0.00)	(0.04)	12.83
4-1-02 to 3-31-03	11.32	0.05		(0.14)		(0.09)	(0.06)		(0.00)	(0.06)	11.17

Class Y
4-1-06 to 3-31-07	$18.78	$0.26	[a]	$1.80	[a]	$2.06	$(0.02)		$(0.15)	$(0.17)	$20.67
4-1-05 to 3-31-06	14.22	0.05		4.69		4.74	(0.04)		(0.14)	(0.18)	18.78
4-1-04 to 3-31-05	12.87	0.08		1.45		1.53	(0.07)		(0.11)	(0.18)	14.22
4-1-03 to 3-31-04	11.18	0.09		1.71		1.80	(0.11)		(0.00)	(0.11)	12.87
4-1-02 to 3-31-03	11.33	0.11		(0.10)		0.01	(0.16)		(0.00)	(0.16)	11.18

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	11.04%	[b]	$1,118	1.13%	1.28%	123%
4-1-05 to 3-31-06	33.40%	[b]	269	1.28%	0.69%	53%
4-1-04 to 3-31-05	12.02%	[b]	39	1.44%	0.56%	98%
4-1-03 to 3-31-04	16.06%	[b]	17	1.47%	0.53%	254%
4-1-02 to 3-31-03	0.00%	[b]	9	1.40%	1.23%	109%

Class B
4-1-06 to 3-31-07	10.16%		$119	1.98%	0.43%	123%
4-1-05 to 3-31-06	32.22%		37	2.14%	-0.13%	53%
4-1-04 to 3-31-05	11.02%		11	2.30%	-0.30%	98%
4-1-03 to 3-31-04	15.07%		7	2.38%	-0.40%	254%
4-1-02 to 3-31-03	-0.92%		3	2.35%	0.31%	109%

Class C
4-1-06 to 3-31-07	10.19%		$1,153	1.90%	0.52%	123%
4-1-05 to 3-31-06	32.45%		250	2.01%	-0.01%	53%
4-1-04 to 3-31-05	11.11%		55	2.21%	-0.22%	98%
4-1-03 to 3-31-04	15.21%		49	2.27%	-0.26%	254%
4-1-02 to 3-31-03	-0.79%		51	2.20%	0.46%	109%

Class Y
4-1-06 to 3-31-07	11.04%		$203	1.15%	1.30%	123%
4-1-05 to 3-31-06	33.46%		29	1.22%	0.81%	53%
4-1-04 to 3-31-05	12.05%		4	1.35%	0.66%	98%
4-1-03 to 3-31-04	16.19%		2	1.39%	0.67%	254%
4-1-02 to 3-31-03	0.08%		1	1.32%	1.34%	109%

(a)Based on average weekly shares outstanding.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)Not shown due to rounding.

IVY BALANCED FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income		From Realized Gains	Total Distributions		Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$15.22	$0.16	$0.98	$1.14	$(0.18)		$(0.00)	$(0.18)		$16.18
4-1-05 to 3-31-06	14.00	0.15	1.21	1.36	(0.14)		(0.00)	(0.14)		15.22
4-1-04 to 3-31-05	13.35	0.14	0.65	0.79	(0.14)		(0.00)	(0.14)		14.00
10-1-03 to 3-31-04	12.18	0.05	1.16	1.21	(0.04)		(0.00)	(0.04)		13.35
10-1-02 to 9-30-03	10.54	0.16	1.64	1.80	(0.16)		(0.00)	(0.16)		12.18
10-1-01 to 9-30-02	11.45	0.23	(0.89)	(0.66)	(0.25)		(0.00)	(0.25)		10.54

Class B
4-1-06 to 3-31-07	$15.18	$0.01	$0.98	$0.99	$(0.03)		$(0.00)	$(0.03)		$16.14
4-1-05 to 3-31-06	13.98	0.00	1.21	1.21	(0.01)		(0.00)	(0.01)		15.18
4-1-04 to 3-31-05	13.33	0.01	0.64	0.65	(0.00)	[f]	(0.00)	(0.00)	[f]	13.98
12-8-03* to 3-31-04	12.96	0.01	0.39	0.40	(0.03)		(0.00)	(0.03)		13.33

Class C
4-1-06 to 3-31-07	$15.20	$0.04	$0.97	$1.01	$(0.06)		$(0.00)	$(0.06)		$16.15
4-1-05 to 3-31-06	13.98	0.03	1.20	1.23	(0.01)		(0.00)	(0.01)		15.20
4-1-04 to 3-31-05	13.34	0.03	0.63	0.66	(0.02)		(0.00)	(0.02)		13.98
12-8-03* to 3-31-04	12.96	0.02	0.39	0.41	(0.03)		(0.00)	(0.03)		13.34

Class Y
4-1-06 to 3-31-07	$15.22	$0.18	$0.98	$1.16	$(0.20)		$(0.00)	$(0.20)		$16.18
4-1-05 to 3-31-06	14.00	0.17	1.21	1.38	(0.16)		(0.00)	(0.16)		15.22
4-1-04 to 3-31-05	13.35	0.17	0.65	0.82	(0.17)		(0.00)	(0.17)		14.00
12-8-03* to 3-31-04	12.96	0.04	0.40	0.44	(0.05)		(0.00)	(0.05)		13.35

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Voluntary Expense Waiver		Ratio of Expenses to Average Net Assets excluding Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets excluding Voluntary Expense Waiver		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	7.53%	[a]	$59	1.39%		1.39%	[b]	1.03%		1.03%	[b]	23%
4-1-05 to 3-31-06	9.71%	[a]	57	1.42%		1.42%	[b]	1.00%		1.00%	[b]	49%
4-1-04 to 3-31-05	5.90%	[a]	54	1.53%		1.53%	[b]	1.02%		1.02%	[b]	37%
10-1-03 to 3-31-04	10.06%	[a]	52	1.52%	[c,d]	1.57%	[c,d]	0.86%	[c,d]	0.81%	[c,d]	29%
10-1-02 to 9-30-03	17.17%	[a,e]	38	1.29%		1.62%		1.41%		1.08%		110%
10-1-01 to 9-30-02	-5.91%	[a]	37	1.22%		1.52%		1.84%		1.54%		129%

Class B
4-1-06 to 3-31-07	6.49%		$2.51	2.39%		N/A		0.03%		N/A		23%
4-1-05 to 3-31-06	8.62%		2.00	2.41%		N/A		0.01%		N/A		49%
4-1-04 to 3-31-05	4.90%		1.50	2.52%		N/A		0.06%		N/A		37%
12-8-03* to 3-31-04	3.05%		0.34	2.76%	[c]	N/A		-0.42%	[c]	N/A		29%	[g]

Class C
4-1-06 to 3-31-07	6.67%		$3.02	2.16%		N/A		0.27%		N/A		23%
4-1-05 to 3-31-06	8.80%		2.00	2.25%		N/A		0.21%		N/A		49%
4-1-04 to 3-31-05	4.98%		0.90	2.38%		N/A		0.19%		N/A		37%
12-8-03* to 3-31-04	3.13%		0.30	2.43%	[c]	N/A		-0.12%	[c]	N/A		29%	[g]

Class Y
4-1-06 to 3-31-07	7.67%		$28	1.26%		N/A		1.16%		N/A		23%
4-1-05 to 3-31-06	9.89%		38	1.26%		N/A		1.15%		N/A		49%
4-1-04 to 3-31-05	6.16%		44	1.30%		N/A		1.25%		N/A		37%
12-8-03* to 3-31-04	3.43%		53	1.36%	[c]	N/A		0.97%	[c]	N/A		29%	[g]

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.
(c)Annualized.
(d)In connection with the reorganization plan effected Decemer 8, 2003, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from October 1, 2003 up to the time of merger. Actual expenses that applied to Class A shareholders were lower than shown above.

(e)Advantus Capital reimbursed the Fund for losses related to certain investment trades. With reimbursed losses, the total return for Class A, for the year ended September 30, 2003, would have been 17.26%.

(f)Not shown due to rounding.
(g)For the six months ended March 31, 2004.

IVY CAPITAL APPRECIATION FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$9.16	$0.00	[b]	$0.93	[b]	$0.93	$(0.00)	$(0.00)	$(0.00)	$10.09
4-1-05 to 3-31-06	7.99	(0.03)	[b]	1.20	[b]	1.17	(0.00)	(0.00)	(0.00)	9.16
4-1-04 to 3-31-05	7.52	(0.02)		0.49		0.47	(0.00)	(0.00)	(0.00)	7.99
4-1-03 to 3-31-04	5.73	(0.06)		1.85		1.79	(0.00)	(0.00)	(0.00)	7.52
4-1-02 to 3-31-03	6.43	(0.03)		(0.67)		(0.70)	(0.00)	(0.00)	(0.00)	5.73

Class B
4-1-06 to 3-31-07	$8.65	$(0.09)	[b]	$0.87	[b]	$0.78	$(0.00)	$(0.00)	$(0.00)	$9.43
4-1-05 to 3-31-06	7.62	(0.11)	[b]	1.14	[b]	1.03	(0.00)	(0.00)	(0.00)	8.65
4-1-04 to 3-31-05	7.26	(0.01)		0.37		0.36	(0.00)	(0.00)	(0.00)	7.62
4-1-03 to 3-31-04	5.58	(0.09)		1.77		1.68	(0.00)	(0.00)	(0.00)	7.26
4-1-02 to 3-31-03	6.31	(0.11)		(0.62)		(0.73)	(0.00)	(0.00)	(0.00)	5.58

Class C
4-1-06 to 3-31-07	$8.64	$(0.07)	[b]	$0.88	[b]	$0.81	$(0.00)	$(0.00)	$(0.00)	$9.45
4-1-05 to 3-31-06	7.60	(0.09)	[b]	1.13	[b]	1.04	(0.00)	(0.00)	(0.00)	8.64
4-1-04 to 3-31-05	7.24	0.03		0.33		0.36	(0.00)	(0.00)	(0.00)	7.60
4-1-03 to 3-31-04	5.57	(0.11)		1.78		1.67	(0.00)	(0.00)	(0.00)	7.24
4-1-02 to 3-31-03	6.32	(0.12)		(0.63)		(0.75)	(0.00)	(0.00)	(0.00)	5.57

Class Y
4-1-06 to 3-31-07	$9.16	$0.01	[b]	$0.93	[b]	$0.94	$(0.00)	$(0.00)	$(0.00)	$10.10
4-1-05 to 3-31-06	7.99	(0.02)	[b]	1.19	[b]	1.17	(0.00)	(0.00)	(0.00)	9.16
9-15-04* to 3-31-05	7.33	0.03		0.63		0.66	(0.00)	(0.00)	(0.00)	7.99

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Voluntary Expense Waiver		Ratio of Expenses to Average Net Assets excluding Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets excluding Voluntary Expense Waiver		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	10.15%	[c]	$58	1.35%		1.40%		0.05%		0.00%	[d]	95%
4-1-05 to 3-31-06	14.64%	[c]	36	1.30%		1.55%		-0.29%		-0.54%		60%
4-1-04 to 3-31-05	6.25%	[c]	11	1.19%		1.84%		0.03%		-0.62%		62%
4-1-03 to 3-31-04	31.24%	[c]	6	1.47%		2.12%		-1.05%		-1.70%		115%
4-1-02 to 3-31-03	-10.89%	[c]	4	1.50%		2.15%		-0.67%		-1.32%		145%

Class B
4-1-06 to 3-31-07	9.02%		$3.65	2.47%		2.51%		-1.07%		-1.11%		95%
4-1-05 to 3-31-06	13.52%		2.17	2.31%		2.56%		-1.30%		-1.55%		60%
4-1-04 to 3-31-05	4.96%		1.07	2.03%		2.68%		-0.81%		-1.46%		62%
4-1-03 to 3-31-04	30.11%		0.54	2.28%		2.93%		-1.87%		-2.52%		115%
4-1-02 to 3-31-03	-11.57%		0.25	2.47%		3.12%		-1.63%		-2.28%		145%

Class C
4-1-06 to 3-31-07	9.38%		$11	2.14%		2.18%		-0.75%		-0.79%		95%
4-1-05 to 3-31-06	13.68%		7	2.07%		2.32%		-1.05%		-1.30%		60%
4-1-04 to 3-31-05	4.97%		2	2.15%		2.80%		-0.96%		-1.61%		62%
4-1-03 to 3-31-04	29.98%		1	2.46%		3.11%		-2.05%		-2.70%		115%
4-1-02 to 3-31-03	-11.87%		1	2.64%		3.29%		-1.81%		-2.46%		145%

Class Y
4-1-06 to 3-31-07	10.37%		$10.05	1.27%		1.31%		0.16%		0.12%		95%
4-1-05 to 3-31-06	14.64%		0.80	1.20%		1.45%		-0.23%		-0.48%		60%
9-15-04* to 3-31-05	9.00%		0.11	1.11%	[e]	1.76%	[e]	0.47%	[e]	-0.18%	[e]	62%	f

*Commencement of operations of the class.
(a)Capital Appreciation Fund (formerly Tax-Managed Equity Fund) changed its name effective March 31, 2005.
(b)Based on average weekly shares outstanding.
(c)Total return calculated without taking into account the sales load deducted on an initial purchase.
(d)Not shown due to rounding.
(e)Annualized.
(f)For the fiscal year ended March 31, 2005.

IVY CORE EQUITY FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$10.24	$(0.00)		$0.88		$0.88	$(0.00)	$(1.09)	$(1.09)	$10.03
4-1-05 to 3-31-06	9.03	(0.00)		1.21		1.21	(0.00)	(0.00)	(0.00)	10.24
4-1-04 to 3-31-05	8.08	0.02		0.93		0.95	(0.00)	(0.00)	(0.00)	9.03
4-1-03 to 3-31-04	6.63	0.01		1.44		1.45	(0.00)	(0.00)	(0.00)	8.08
4-1-02 to 3-31-03	8.89	(0.08)		(2.18)		(2.26)	(0.00)	(0.00)	(0.00)	6.63

Class B
4-1-06 to 3-31-07	$9.70	$(0.07)		$0.80		$0.73	$(0.00)	$(1.09)	$(1.09)	$9.34
4-1-05 to 3-31-06	8.63	(0.10)		1.17		1.07	(0.00)	(0.00)	(0.00)	9.70
4-1-04 to 3-31-05	7.78	(0.07)		0.92		0.85	(0.00)	(0.00)	(0.00)	8.63
4-1-03 to 3-31-04	6.45	(0.05)		1.38		1.33	(0.00)	(0.00)	(0.00)	7.78
4-1-02 to 3-31-03	8.74	(0.06)		(2.23)		(2.29)	(0.00)	(0.00)	(0.00)	6.45

Class C
4-1-06 to 3-31-07	$9.77	$(0.06)		$0.82		$0.76	$(0.00)	$(1.09)	$(1.09)	$9.44
4-1-05 to 3-31-06	8.68	(0.09)		1.18		1.09	(0.00)	(0.00)	(0.00)	9.77
4-1-04 to 3-31-05	7.82	(0.06)		0.92		0.86	(0.00)	(0.00)	(0.00)	8.68
4-1-03 to 3-31-04	6.48	(0.04)		1.38		1.34	(0.00)	(0.00)	(0.00)	7.82
4-1-02 to 3-31-03	8.76	(0.04)		(2.24)		(2.28)	(0.00)	(0.00)	(0.00)	6.48

Class Y
4-1-06 to 3-31-07	$10.65	$0.04	[b]	$0.89	[b]	$0.93	$(0.00)	$(1.09)	$(1.09)	$10.49
4-1-05 to 3-31-06	9.38	0.09		1.18		1.27	(0.00)	(0.00)	(0.00)	10.65
4-1-04 to 3-31-05	8.37	0.25		0.76		1.01	(0.00)	(0.00)	(0.00)	9.38
4-1-03 to 3-31-04	6.86	0.05		1.46		1.51	(0.00)	(0.00)	(0.00)	8.37
4-1-02 to 3-31-03	9.19	0.04		(2.37)		(2.33)	(0.00)	(0.00)	(0.00)	6.86

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	8.54%	[a]	$83	1.37%	0.21%	114%
4-1-05 to 3-31-06	13.40%	[a]	74	1.42%	-0.03%	79%
4-1-04 to 3-31-05	11.76%	[a]	65	1.50%	0.07%	42%
4-1-03 to 3-31-04	21.87%	[a]	75	1.46%	0.24%	59%
4-1-02 to 3-31-03	-25.42%	[a]	13	1.31%	0.28%	39%

Class B
4-1-06 to 3-31-07	7.45%		$11	2.29%	-0.71%	114%
4-1-05 to 3-31-06	12.40%		11	2.32%	-0.94%	79%
4-1-04 to 3-31-05	10.93%		12	2.36%	-0.77%	42%
4-1-03 to 3-31-04	20.62%		12	2.42%	-0.66%	59%
4-1-02 to 3-31-03	-26.20%		5	2.36%	-0.76%	39%

Class C
4-1-06 to 3-31-07	7.71%		$159	2.13%	-0.55%	114%
4-1-05 to 3-31-06	12.56%		173	2.17%	-0.79%	79%
4-1-04 to 3-31-05	11.00%		183	2.22%	-0.63%	42%
4-1-03 to 3-31-04	20.68%		200	2.27%	-0.45%	59%
4-1-02 to 3-31-03	-26.03%		200	2.18%	-0.58%	39%

Class Y
4-1-06 to 3-31-07	8.69%		$3	1.21%	0.35%	114%
4-1-05 to 3-31-06	13.54%		2	1.22%	0.16%	79%
4-1-04 to 3-31-05	12.07%		2	1.24%	0.34%	42%
4-1-03 to 3-31-04	22.01%		2	1.26%	0.61%	59%
4-1-02 to 3-31-03	-25.35%		2	1.20%	0.40%	39%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Based on average weekly shares outstanding.

IVY CUNDILL GLOBAL VALUE FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$15.52	$0.13		$1.49		$1.62	$(0.11)	$(0.75)	$(0.86)	$16.28
4-1-05 to 3-31-06	13.79	0.17		2.21		2.38	(0.16)	(0.49)	(0.65)	15.52
4-1-04 to 3-31-05	12.57	0.04		1.25		1.29	(0.07)	(0.00)	(0.07)	13.79
1-1-04 to 3-31-04	11.41	0.01		1.15		1.16	(0.00)	(0.00)	(0.00)	12.57
1-1-03 to 12-31-03	8.39	0.01		3.05		3.06	(0.04)	(0.00)	(0.04)	11.41
1-1-02 to 12-31-02	9.64	(0.00)	d	(1.17)	d	(1.17)	(0.00)	(0.08)	(0.08)	8.39

Class B
4-1-06 to 3-31-07	$15.23	$(0.01)		$1.46		$1.45	$(0.00)	$(0.75)	$(0.75)	$15.93
4-1-05 to 3-31-06	13.54	0.06		2.14		2.20	(0.02)	(0.49)	(0.51)	15.23
4-1-04 to 3-31-05	12.38	(0.01)		1.17		1.16	(0.00)	(0.00)	(0.00)	13.54
1-1-04 to 3-31-04	11.26	(0.02)		1.14		1.12	(0.00)	(0.00)	(0.00)	12.38
1-1-03 to 12-31-03	8.32	(0.06)		3.00		2.94	(0.00)	(0.00)	(0.00)	11.26
1-1-02 to 12-31-02	9.61	(0.05)	[d]	(1.16)	[d]	(1.21)	(0.00)	(0.08)	(0.08)	8.32

Class C
4-1-06 to 3-31-07	$15.16	$0.03		$1.46		$1.49	$(0.02)	$(0.75)	$(0.77)	$15.88
4-1-05 to 3-31-06	13.48	0.08		2.14		2.22	(0.05)	(0.49)	(0.54)	15.16
4-1-04 to 3-31-05	12.30	(0.02)		1.20		1.18	(0.00)	(0.00)	(0.00)	13.48
1-1-04 to 3-31-04	11.19	(0.01)		1.12		1.11	(0.00)	(0.00)	(0.00)	12.30
1-1-03 to 12-31-03	8.26	(0.03)		2.96		2.93	(0.00)	(0.00)	(0.00)	11.19
1-1-02 to 12-31-02	9.57	(0.07)	[d]	(1.16)	[d]	(1.23)	(0.00)	(0.08)	(0.08)	8.26

Class Y
4-1-06 to 3-31-07	$15.56	$0.19		$1.49		$1.68	(0.16)	(0.75)	(0.91)	$16.33
4-1-05 to 3-31-06	13.82	0.19		2.26		2.45	(0.22)	(0.49)	(0.71)	15.56
4-1-04 to 3-31-05	12.58	0.07		1.29		1.36	(0.12)	(0.00)	(0.12)	13.82
1-1-04 to 3-31-04	11.40	(0.01)		1.19		1.18	(0.00)	(0.00)	(0.00)	12.58
7-24-03* to 12-31-03	9.84	0.02		1.58		1.60	(0.04)	(0.00)	(0.04)	11.40

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement		Ratio of Expenses to Average Net Assets without Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	10.71%	[a]	$688	1.55%		1.55%	[b]	0.81%		0.81%	[b]	42%
4-1-05 to 3-31-06	17.49%	[a]	625	1.62%		1.62%	[b]	1.09%		1.09%	[b]	4%
4-1-04 to 3-31-05	10.29%	[a]	321	1.74%		1.74%	[b]	0.08%		0.08%	[b]	5%
1-1-04 to 3-31-04	10.17%	[a]	59	1.70%	[c]	1.84%	[c]	-0.09%	[c]	-0.23%	[c]	1%
1-1-03 to 12-31-03	36.43%	[a]	30	2.05%		2.21%		0.18%		0.02%		24%
1-1-02 to 12-31-02	-12.17%	[a]	1	2.28%		4.97%		0.02%		-2.67%		122%

Class B
4-1-06 to 3-31-07	9.82%		$59	2.44%		2.44%	[b]	-0.07%		-0.07%	[b]	42%
4-1-05 to 3-31-06	16.43%		57	2.51%		2.51%	[b]	0.21%		0.21%	[b]	4%
4-1-04 to 3-31-05	9.37%		37	2.62%		2.62%	[b]	-0.86%		-0.86%	[b]	5%
1-1-04 to 3-31-04	9.95%		12	2.52%	[c]	2.67%	[c]	-1.31%	[c]	-1.46%	[c]	1%
1-1-03 to 12-31-03	35.34%		7	3.20%		3.36%		-1.13%		-1.29%		24%
1-1-02 to 12-31-02	-12.62%		2	2.84%		5.53%		-0.54%		-3.23%		122%

Class C
4-1-06 to 3-31-07	10.03%		$233.05	2.21%		2.21%	[b]	0.15%		0.15%	[b]	42%
4-1-05 to 3-31-06	16.70%		211.24	2.28%		2.28%	[b]	0.43%		0.43%	[b]	4%
4-1-04 to 3-31-05	9.59%		96.38	2.42%		2.42%	[b]	-0.62%		-0.62%	[b]	5%
1-1-04 to 3-31-04	9.92%		23.84	2.35%	[c]	2.50%	[c]	-1.09%	[c]	-1.23%	[c]	1%
1-1-03 to 12-31-03	35.47%		11.24	2.93%		3.10%		-0.83%		-1.00%		24%
1-1-02 to 12-31-02	-12.88%		0.45	3.10%		5.79%		-0.80%		-3.49%		122%

Class Y
4-1-06 to 3-31-07	11.14%		$15	1.20%		1.42%		1.18%		0.96%		42%
4-1-05 to 3-31-06	17.99%		17	1.19%		1.46%		1.46%		1.19%		4%
4-1-04 to 3-31-05	10.90%		10	1.20%		1.56%		0.52%		0.16%		5%
1-1-04 to 3-31-04	10.35%		2	1.20%	[c]	1.80%	[c]	-0.32%	[c]	-0.92%	[c]	1%
7-24-03* to 12-31-03	16.28%		1	1.76%	[c]	2.09%	[c]	0.55%	[c]	0.22%	[c]	24%	[e]

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.
(c)Annualized.
(d)Based on average shares outstanding.
(e)For the 12 months ended December 31, 2003.

IVY DIVIDEND INCOME FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$14.41	$0.17	[a]	$1.49	[a]	$1.66	$(0.18)	$(0.19)	$(0.37)	$15.70
4-1-05 to 3-31-06	12.13	0.12	[a]	2.30	[a]	2.42	(0.11)	(0.03)	(0.14)	14.41
4-1-04 to 3-31-05	11.07	0.09		1.10		1.19	(0.09)	(0.04)	(0.13)	12.13
1-1-04 to 3-31-04	11.03	0.01		0.04		0.05	(0.01)	(0.00)	(0.01)	11.07
6-30-03* to 12-31-03	10.00	0.04		1.03		1.07	(0.04)	(0.00)	(0.04)	11.03

Class B
4-1-06 to 3-31-07	$14.34	$0.05		$1.47		$1.52	$(0.04)	$(0.19)	$(0.23)	$15.63
4-1-05 to 3-31-06	12.09	0.01		2.28		2.29	(0.01)	(0.03)	(0.04)	14.34
4-1-04 to 3-31-05	11.05	0.02		1.06		1.08	(0.00)	(0.04)	(0.04)	12.09
1-1-04 to 3-31-04	11.03	(0.02)		0.04		0.02	(0.00)	(0.00)	(0.00)	11.05
6-30-03* to 12-31-03	10.00	0.01		1.03		1.04	(0.01)	(0.00)	(0.01)	11.03

Class C
4-1-06 to 3-31-07	$14.34	$0.07		$1.47		$1.54	$(0.06)	$(0.19)	$(0.25)	15.63
4-1-05 to 3-31-06	12.09	0.01		2.28		2.29	(0.01)	(0.03)	(0.04)	14.34
4-1-04 to 3-31-05	11.05	0.01		1.07		1.08	(0.00)	(0.04)	(0.04)	12.09
1-1-04 to 3-31-04	11.03	(0.02)		0.04		0.02	(0.00)	(0.00)	(0.00)	11.05
6-30-03* to 12-31-03	10.00	0.01		1.03		1.04	(0.01)	(0.00)	(0.01)	11.03

Class Y
4-1-06 to 3-31-07	$14.41	$0.12	[a]	$1.55	[a]	$1.67	$(0.19)	$(0.19)	$(0.38)	$15.70
4-1-05 to 3-31-06	12.13	0.15	[a]	2.29	[a]	2.44	(0.13)	(0.03)	(0.16)	14.41
4-1-04 to 3-31-05	11.07	0.11		1.10		1.21	(0.11)	(0.04)	(0.15)	12.13
1-1-04 to 3-31-04	11.03	0.01		0.04		0.05	(0.01)	(0.00)	(0.01)	11.07
6-30-03* to 12-31-03	10.00	0.05		1.03		1.08	(0.05)	(0.00)	(0.05)	11.03

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Voluntary Expense Waiver		Ratio of Expenses to Average Net Assets excluding Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets excluding Voluntary Expense Waiver		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	11.57%	[b]	$107	1.38%		1.38%	[c]	1.16%		1.16%	[c]	24%
4-1-05 to 3-31-06	19.99%	[b]	61	1.45%		1.45%	[c]	0.92%		0.92%	[c]	15%
4-1-04 to 3-31-05	10.78%	[b]	32	1.59%		1.59%	[c]	0.94%		0.94%	[c]	32%
1-1-04 to 3-31-04	0.41%	[b]	17	2.00%	[d]	2.40%	[d]	0.20%	[d]	-0.20%	[d]	12%
6-30-03* to 12-31-03	10.70%	[b]	16	1.11%	[d]	1.81%	[d]	1.34%	[d]	0.64%	[d]	16%

Class B
4-1-06 to 3-31-07	10.63%		$10	2.30%		2.30%	[c]	0.29%		0.29%	[c]	24%
4-1-05 to 3-31-06	18.94%		7	2.32%		2.32%	[c]	0.03%		0.03%	[c]	15%
4-1-04 to 3-31-05	9.76%		6	2.44%		2.44%	[c]	0.11%		0.11%	[c]	32%
1-1-04 to 3-31-04	0.18%		2	2.99%	[d]	3.39%	[d]	-0.81%	[d]	-1.21%	[d]	12%
6-30-03* to 12-31-03	10.36%		2	2.03%	[d]	2.73%	[d]	0.36%	[d]	-0.34%	[d]	16%

Class C
4-1-06 to 3-31-07	10.74%		$19	2.17%		2.17%	[c]	0.42%		0.42%	[c]	24%
4-1-05 to 3-31-06	18.95%		14	2.27%		2.27%	[c]	0.08%		0.08%	[c]	15%
4-1-04 to 3-31-05	9.76%		10	2.42%		2.42%	[c]	0.10%		0.10%	[c]	32%
1-1-04 to 3-31-04	0.18%		6	2.88%	[d]	3.28%	[d]	-0.68%	[d]	-1.08%	[d]	12%
6-30-03* to 12-31-03	10.38%		5	1.98%	[d]	2.68%	[d]	0.45%	[d]	-0.25%	[d]	16%

Class Y
4-1-06 to 3-31-07	11.65%		$3	1.29%		1.29%	[c]	0.92%		0.92%	[c]	24%
4-1-05 to 3-31-06	20.14%		1	1.34%		1.34%	[c]	1.03%		1.03%	[c]	15%
4-1-04 to 3-31-05	10.94%		1	1.44%		1.44%	[c]	1.09%		1.09%	[c]	32%
1-1-04 to 3-31-04	0.42%		1	1.91%	[d]	2.31%	[d]	0.28%	[d]	-0.12%	[d]	12%
6-30-03* to 12-31-03	10.78%		1	1.25%	[d]	1.95%	[d]	1.08%	[d]	0.38%	[d]	16%

*Commencement of operations of the class.
(a)Based on average weekly shares outstanding.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)There was no waiver of expenses during the period.
(d)Annualized.

IVY ENERGY FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-3-06* to 3-31-07	$10.00	$(0.09)	$0.44	$0.35	$(0.00)	$(0.00)	$(0.00)	$10.35

Class B
4-3-06* to 3-31-07	$10.00	$(0.13)	$0.42	$0.29	$(0.00)	$(0.00)	$(0.00)	$10.29

Class C
4-3-06* to 3-31-07	$10.00	$(0.14)	$0.44	$0.30	$(0.00)	$(0.00)	$(0.00)	$10.30

Class Y
4-3-06* to 3-31-07	$10.00	$(0.08)	$0.46	$0.38	$(0.00)	$(0.00)	$(0.00)	$10.38

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Voluntary Expense Waiver		Ratio of Expenses to Average Net Assets excluding Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets excluding Voluntary Expense Waiver		Portfolio Turnover Rate

Class A
4-3-06* to 3-31-07	3.50%	[a]	$5	2.74%	[b]	3.58%	[b]	-1.30%	[b]	-2.14%	[b]	11%

Class B
4-3-06* to 3-31-07	2.90%		$1	3.13%	[b]	3.97%	[b]	-1.64%	[b]	-2.48%	[b]	11%

Class C
4-3-06* to 3-31-07	3.00%		$1	3.17%	[b]	4.01%	[b]	-1.72%	[b]	-2.56%	[b]	11%
Class Y
4-3-06* to 3-31-07	3.80%		$1	2.32%	[b]	3.16%	[b]	-0.82%	[b]	-1.66%	[b]	11%

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.

IVY EUROPEAN OPPORTUNITIES FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$33.58	$0.31		$7.11		$7.42	$(0.42)	$(0.00)	$(0.42)	$40.58
4-1-05 to 3-31-06	28.31	0.10		5.37		5.47	(0.20)	(0.00)	(0.20)	33.58
4-1-04 to 3-31-05	22.30	(0.03)		6.05		6.02	(0.01)	(0.00)	(0.01)	28.31
1-1-04 to 3-31-04	19.89	(0.03)		2.44		2.41	(0.00)	(0.00)	(0.00)	22.30
1-1-03 to 12-31-03	13.20	0.02		6.71		6.73	(0.04)	(0.00)	(0.04)	19.89
1-1-02 to 12-31-02	13.65	0.01	[c]	(0.46)	[c,d]	(0.45)	(0.00)	(0.00)	(0.00)	13.20

Class B
4-1-06 to 3-31-07	$32.40	$0.09		$6.78		$6.87	$(0.13)	$(0.00)	$(0.13)	$39.14
4-1-05 to 3-31-06	27.32	(0.11)		5.19		5.08	(0.00)	(0.00)	(0.00)	32.40
4-1-04 to 3-31-05	21.66	(0.17)		5.83		5.66	(0.00)	(0.00)	(0.00)	27.32
1-1-04 to 3-31-04	19.36	(0.09)		2.39		2.30	(0.00)	(0.00)	(0.00)	21.66
1-1-03 to 12-31-03	12.93	(0.07)		6.50		6.43	(0.00)	(0.00)	(0.00)	19.36
1-1-02 to 12-31-02	13.54	(0.10)	[c]	(0.51)	[c]	(0.61)	(0.00)	(0.00)	(0.00)	12.93

Class C
4-1-06 to 3-31-07	$32.52	$0.12		$6.81		$6.93	$(0.17)	$(0.00)	$(0.17)	$39.28
4-1-05 to 3-31-06	27.42	(0.09)		5.19		5.10	(0.00)	(0.00)	(0.00)	32.52
4-1-04 to 3-31-05	21.74	(0.14)		5.82		5.68	(0.00)	(0.00)	(0.00)	27.42
1-1-04 to 3-31-04	19.43	(0.08)		2.39		2.31	(0.00)	(0.00)	(0.00)	21.74
1-1-03 to 12-31-03	12.98	(0.07)		6.52		6.45	(0.00)	(0.00)	(0.00)	19.43
1-1-02 to 12-31-02	13.59	(0.10)	[c]	(0.51)	[c]	(0.61)	(0.00)	(0.00)	(0.00)	12.98

Class Y
4-1-06 to 3-31-07	$33.60	$0.44		$7.05		$7.49	$(0.48)	$(0.00)	$(0.48)	$40.61
4-1-05 to 3-31-06	28.33	0.18		5.34		5.52	(0.25)	(0.00)	(0.25)	33.60
4-1-04 to 3-31-05	22.30	0.09		6.00		6.09	(0.06)	(0.00)	(0.06)	28.33
1-1-04 to 3-31-04	19.89	(0.02)		2.43		2.41	(0.00)	(0.00)	(0.00)	22.30
7-24-03* to 12-31-03	14.88	(0.04)		5.12		5.08	(0.07)	(0.00)	(0.07)	19.89

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	22.17%	[a]	$389	1.64%		0.91%		42%
4-1-05 to 3-31-06	19.41%	[a]	235	1.72%		0.35%		62%
4-1-04 to 3-31-05	27.02%	[a]	170	1.79%		-0.07%		63%
1-1-04 to 3-31-04	12.12%	[a]	79	1.72%	[b]	-0.61%	[b]	31%
1-1-03 to 12-31-03	51.02%	[a]	38	2.26%		0.18%		123%
1-1-02 to 12-31-02	-3.30%	[a,d]	20	2.15%		0.06%		69%

Class B
4-1-06 to 3-31-07	21.24%		$52	2.40%		0.27%		42%
4-1-05 to 3-31-06	18.59%		44	2.45%		-0.30%		62%
4-1-04 to 3-31-05	26.13%		40	2.53%		-0.73%		63%
1-1-04 to 3-31-04	11.88%		32	2.58%	[b]	-1.57%	[b]	31%
1-1-03 to 12-31-03	49.73%		29	3.00%		-0.47%		123%
1-1-02 to 12-31-02	-4.51%		25	2.92%		-0.70%		69%

Class C
4-1-06 to 3-31-07	21.33%		$65	2.32%		0.32%		42%
4-1-05 to 3-31-06	18.60%		51	2.42%		-0.29%		62%
4-1-04 to 3-31-05	26.13%		45	2.51%		-0.79%		63%
1-1-04 to 3-31-04	11.89%		27	2.56%	[b]	-1.54%	[b]	31%
1-1-03 to 12-31-03	49.69%		23	2.98%		-0.43%		123%
1-1-02 to 12-31-02	-4.49%		19	2.92%		-0.70%		69%

Class Y
4-1-06 to 3-31-07	22.38%		$7	1.44%		1.14%		42%
4-1-05 to 3-31-06	19.60%		4	1.55%		0.60%		62%
4-1-04 to 3-31-05	27.32%		4	1.61%		0.53%		63%
1-1-04 to 3-31-04	12.12%		4	1.75%	[b]	-0.71%	[b]	31%
7-24-03* to 12-31-03	34.14%		3	1.51%	[b]	-0.58%	[b]	123%	[e]

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)Based on average shares outstanding.
(d)Includes redemption fees added to capital.
(e)For the 12 months ended December 31, 2003.

IVY GLOBAL NATURAL RESOURCES FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income		From Realized Gains	Total Distributions		Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$30.13	$0.17		$4.40		$4.57	$(0.16)		$(2.87)	$(3.03)		$31.67
4-1-05 to 3-31-06	22.65	0.12		8.88		9.00	(0.00)		(1.52)	(1.52)		30.13
4-1-04 to 3-31-05	17.63	(0.04)		5.06		5.02	(0.00)	[c]	(0.00)	(0.00)	[c]	22.65
1-1-04 to 3-31-04	16.69	0.03		0.91		0.94	(0.00)		(0.00)	(0.00)		17.63
1-1-03 to 12-31-03	11.50	0.10		5.14		5.24	(0.05)		(0.00)	(0.05)		16.69
1-1-02 to 12-31-02	11.05	(0.11)	[e]	0.63	[e,f]	0.52	(0.00)		(0.07)	(0.07)		11.50

Class B
4-1-06 to 3-31-07	$28.57	$(0.05)		$4.13		$4.08	$(0.00)		$(2.87)	$(2.87)		$29.78
4-1-05 to 3-31-06	21.72	0.03		8.34		8.37	(0.00)		(1.52)	(1.52)		28.57
4-1-04 to 3-31-05	17.04	(0.04)		4.72		4.68	(0.00)		(0.00)	(0.00)		21.72
1-1-04 to 3-31-04	16.16	(0.01)		0.89		0.88	(0.00)		(0.00)	(0.00)		17.04
1-1-03 to 12-31-03	11.19	(0.06)		5.03		4.97	(0.00)		(0.00)	(0.00)		16.16
1-1-02 to 12-31-02	10.81	(0.19)	[e]	0.57	[e]	0.38	(0.00)		(0.00)	(0.00)		11.19

Class C
4-1-06 to 3-31-07	$28.04	$(0.03)		$4.05		$4.02	$(0.00)		$(2.87)	$(2.87)		$29.19
4-1-05 to 3-31-06	21.32	0.02		8.22		8.24	(0.00)		(1.52)	(1.52)		28.04
4-1-04 to 3-31-05	16.72	(0.09)		4.69		4.60	(0.00)		(0.00)	(0.00)		21.32
1-1-04 to 3-31-04	15.86	0.00		0.86		0.86	(0.00)		(0.00)	(0.00)		16.72
1-1-03 to 12-31-03	10.97	0.04		4.85		4.89	(0.00)		(0.00)	(0.00)		15.86
1-1-02 to 12-31-02	10.61	(0.18)	[e]	0.55	[e]	0.37	(0.00)		(0.01)	(0.01)		10.97

Class Y
4-1-06 to 3-31-07	$30.27	$0.21	[e]	$4.43	[e]	$4.64	$(0.20)		$(2.87)	$(3.07)		$31.84
4-1-05 to 3-31-06	22.70	0.24	[e]	8.85	[e]	9.09	(0.00)		(1.52)	(1.52)		30.27
4-1-04 to 3-31-05	17.66	(0.02)		5.13		5.11	(0.07)		(0.00)	(0.07)		22.70
1-1-04 to 3-31-04	16.70	0.01		0.95		0.96	(0.00)		(0.00)	(0.00)		17.66
7-24-03* to 12-31-03	12.60	0.00		4.16		4.16	(0.06)		(0.00)	(0.06)		16.70

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Reimbursement		Ratio of Expenses to Average Net Assets excluding Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets including Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets excluding Reimbursement		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	15.47%	[a]	$3,360	1.31%		1.31%	[b]	0.57%		0.57%	[b]	106%
4-1-05 to 3-31-06	40.76%	[a]	2,343	1.40%		1.40%	[b]	0.73%		0.73%	[b]	104%
4-1-04 to 3-31-05	28.50%	[a]	895	1.55%		1.55%	[b]	-0.52%		-0.52%	[b]	110%
1-1-04 to 3-31-04	5.63%	[a]	192	1.65%	[d]	1.65%	[b,d]	-0.80%	[d]	-0.80%	[b,d]	29%
1-1-03 to 12-31-03	45.61%	[a]	95	1.89%		1.89%	[b]	-0.66%		-0.66%	[b]	58%
1-1-02 to 12-31-02	4.66%	[a,f]	17	2.22%		2.38%		-0.91%		-1.07%		67%

Class B
4-1-06 to 3-31-07	14.55%		$272	2.12%		2.12%	[b]	-0.24%		-0.24%	[b]	106%
4-1-05 to 3-31-06	39.59%		223	2.23%		2.23%	[b]	-0.10%		-0.10%	[b]	104%
4-1-04 to 3-31-05	27.46%		110	2.39%		2.39%	[b]	-1.35%		-1.35%	[b]	110%
1-1-04 to 3-31-04	5.45%		30	2.42%	[d]	2.42%	[b,d]	-1.59%	[d]	-1.59%	[b,d]	29%
1-1-03 to 12-31-03	44.42%		21	2.90%		2.90%	[b]	-1.54%		-1.54%	[b]	58%
1-1-02 to 12-31-02	3.52%		9	2.93%		3.09%		-1.62%		-1.78%		67%

Class C
4-1-06 to 3-31-07	14.65%		$1,138	2.04%		2.04%	[b]	-0.16%		-0.16%	[b]	106%
4-1-05 to 3-31-06	39.72%		801	2.15%		2.15%	[b]	-0.02%		-0.02%	[b]	104%
4-1-04 to 3-31-05	27.51%		312	2.31%		2.31%	[b]	-1.28%		-1.28%	[b]	110%
1-1-04 to 3-31-04	5.42%		64	2.38%	[d]	2.38%	[b,d]	-1.54%	[d]	-1.54%	[b,d]	29%
1-1-03 to 12-31-03	44.58%		34	2.65%		2.65%	[b]	-1.48%		-1.48%	[b]	58%
1-1-02 to 12-31-02	3.46%		5	2.94%		3.10%		-1.64%		-1.80%		67%

Class Y
4-1-06 to 3-31-07	15.63%		$311	1.20%	[g]	1.27%	[g]	0.66%	[g]	0.59%	[g]	106%
4-1-05 to 3-31-06	41.07%		116	1.20%	[g]	1.35%	[g]	0.91%	[g]	0.76%	[g]	104%
4-1-04 to 3-31-05	28.98%		21	1.20%	[g]	1.48%	[g]	-0.19%	[g]	-0.47%	[g]	110%
1-1-04 to 3-31-04	5.75%		4	1.20%	[d,g]	1.63%	[d,g]	-0.35%	[d,g]	-0.79%	[d,g]	29%
7-24-03* to 12-31-03	33.03%		1	1.39%	[g]	1.39%	[b,g]	-0.54%	[g]	-0.54%	[b,g]	58%	[h]

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.
(c)Not shown due to rounding.
(d)Annualized.
(e)Based on average shares outstanding.
(f)Includes redemption fees added to capital.
(g)IFDI, the Fund's distributor, and WRSCO, the Fund's transfer agent, have voluntarily agreed to waive expenses for Class A, Class C and Class Y shares so that the total annual fund operating expenses do not exceed the following levels: Class A, 1.70%; Class C, 2.40% and Class Y, 1.20%. IFDI and WRSCO may change or terminate this waiver at any time.

(h)For the 12 months ended December 31, 2003.

IVY INTERNATIONAL BALANCED FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$15.15	$0.24	[a]	$2.36	[a]	$2.60	$(0.43)	$(0.51)	$(0.00)	$(0.94)	$16.81
4-1-05 to 3-31-06	14.63	0.29		1.14		1.43	(0.36)	(0.55)	(0.00)	(0.91)	15.15
4-1-04 to 3-31-05	13.07	0.22		1.69		1.91	(0.28)	(0.07)	(0.00)	(0.35)	14.63
10-1-03 to 3-31-04	11.33	0.09		1.83		1.92	(0.18)	(0.00)	(0.00)	(0.18)	13.07
10-1-02 to 9-30-03	8.72	0.21		2.40		2.61	(0.00)	(0.00)	(0.00)	(0.00)	11.33
10-1-01 to 9-30-02	9.28	0.18		(0.59)		(0.41)	(0.00)	(0.13)	(0.02)	(0.15)	8.72

Class B
4-1-06 to 3-31-07	$15.11	$0.07		$2.37		$2.44	$(0.27)	$(0.51)	N/A	$(0.78)	$16.77
4-1-05 to 3-31-06	14.59	0.08		1.18		1.26	(0.19)	(0.55)	N/A	(0.74)	15.11
4-1-04 to 3-31-05	13.04	0.03	[a]	1.70	[a]	1.73	(0.11)	(0.07)	N/A	(0.18)	14.59
12-8-03* to 3-31-04	12.34	0.19		0.69		0.88	(0.18)	(0.00)	N/A	(0.18)	13.04

Class C
4-1-06 to 3-31-07	$15.12	$0.11		$2.37		$2.48	$(0.31)	$(0.51)	N/A	$(0.82)	$16.78
4-1-05 to 3-31-06	14.60	0.11		1.19		1.30	(0.23)	(0.55)	N/A	(0.78)	15.12
4-1-04 to 3-31-05	13.04	0.07	[a]	1.69	[a]	1.76	(0.13)	(0.07)	N/A	(0.20)	14.60
12-8-03* to 3-31-04	12.34	0.19		0.69		0.88	(0.18)	(0.00)	N/A	(0.18)	13.04

Class Y
4-1-06 to 3-31-07	$15.15	$0.25		$2.37		$2.62	$(0.44)	$(0.00)	N/A	$(0.95)	$16.82
4-1-05 to 3-31-06	14.63	0.29	[a]	1.14	[a]	1.43	(0.36)	(0.55)	N/A	(0.91)	15.15
4-1-04 to 3-31-05	13.07	0.24	[a]	1.67	[a]	1.91	(0.28)	(0.07)	N/A	(0.35)	14.63
12-8-03* to 3-31-04	12.34	0.21		0.70		0.91	(0.18)	(0.00)	N/A	(0.18)	13.07

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Reimbursement		Ratio of Expenses to Average Net Assets excluding Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets including Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets excluding Reimbursement		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	17.48%	[b]	$235	1.38%		1.38%	[c]	1.52%		1.52%	[c]	22%
4-1-05 to 3-31-06	10.14%	[b]	112	1.45%		1.45%	[c]	1.94%		1.94%	[c]	27%
4-1-04 to 3-31-05	14.81%	[b]	97	1.42%		1.42%	[c]	1.71%		1.71%	[c]	16%
10-1-03 to 3-31-04	17.05%	[b]	60	1.54%	[d,e]	1.60%	[d,e]	1.43%	[d,e]	1.37%	[d,e]	15%
10-1-02 to 9-30-03	29.93%	[b]	46	1.67%		1.71%		2.06%		2.02%		39%
10-1-01 to 9-30-02	-4.62%	[b]	36	1.62%		1.72%		1.84%		1.74%		48%

Class B
4-1-06 to 3-31-07	16.38%		$12.06	2.35%		N/A		0.46%		N/A		22%
4-1-05 to 3-31-06	8.93%		5.55	2.59%		N/A		0.73%		N/A		27%
4-1-04 to 3-31-05	13.37%		3.05	2.64%		N/A		0.20%		N/A		16%
12-8-03* to 3-31-04	7.18%		0.23	3.01%	[d]	N/A		1.09%	[d]	N/A		15%	[f]

Class C
4-1-06 to 3-31-07	16.64%		$29.92	2.12%		N/A		0.70%		N/A		22%
4-1-05 to 3-31-06	9.21%		9.42	2.29%		N/A		0.98%		N/A		27%
4-1-04 to 3-31-05	13.58%		3.97	2.44%		N/A		0.44%		N/A		16%
12-8-03* to 3-31-04	7.18%		0.31	2.86%	[d]	N/A		1.13%	[d]	N/A		15%	[f]

Class Y
4-1-06 to 3-31-07	17.61%		$1.67	1.24%		N/A		1.64%		N/A		22%
4-1-05 to 3-31-06	10.18%		0.66	1.41%		N/A		1.99%		N/A		27%
4-1-04 to 3-31-05	14.84%		0.40	1.40%		N/A		1.72%		N/A		16%
12-8-03* to 3-31-04	7.47%		0.19	1.79%	[d]	N/A		2.00%	[d]	N/A		15%	[f]

*Commencement of operations of the class.
(a)Based on average shares outstanding.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)There was no waiver of expenses during the period.
(d)Annualized.
(e)In connection with the reorganization plan effected December 8, 2003, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from October 1, 2003 up to the time of merger. Actual expenses that applied to Class A shareholders were lower than shown above.

(f)For the six months ended March 31, 2004.

IVY INTERNATIONAL CORE EQUITY FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$15.73	$0.10	[a]	$2.59	[a]	$2.69	$(0.06)	$(0.73)	$(0.79)	$17.63
4-1-05 to 3-31-06	11.61	(0.06)		4.18		4.12	(0.00)	(0.00)	(0.00)	15.73
4-1-04 to 3-31-05	10.14	(0.02)		1.49		1.47	(0.00)	(0.00)	(0.00)	11.61
1-1-04 to 3-31-04	9.73	(0.01)		0.42		0.41	(0.00)	(0.00)	(0.00)	10.14
1-1-03 to 12-31-03	7.65	(0.02)		2.10		2.08	(0.00)	(0.00)	(0.00)	9.73
1-1-02 to 12-31-02	9.10	0.08	[a]	(1.53)	[a]	(1.45)	(0.00)	(0.00)	(0.00)	7.65

Class B
4-1-06 to 3-31-07	$14.67	$(0.00)	[a]	$2.37	[a]	$2.37	$(0.00)	$(0.73)	$(0.73)	$16.31
4-1-05 to 3-31-06	10.91	(0.12)		3.88		3.76	(0.00)	(0.00)	(0.00)	14.67
4-1-04 to 3-31-05	9.60	(0.08)		1.39		1.31	(0.00)	(0.00)	(0.00)	10.91
1-1-04 to 3-31-04	9.24	(0.03)		0.39		0.36	(0.00)	(0.00)	(0.00)	9.60
1-1-03 to 12-31-03	7.32	(0.08)		2.00		1.92	(0.00)	(0.00)	(0.00)	9.24
1-1-02 to 12-31-02	8.97	0.01	[a]	(1.66)	[a]	(1.65)	(0.00)	(0.00)	(0.00)	7.32

Class C
4-1-06 to 3-31-07	$14.65	$(0.01)	[a]	$2.39	[a]	$2.38	$(0.00)	$(0.73)	$(0.73)	$16.30
4-1-05 to 3-31-06	10.90	(0.02)		3.77		3.75	(0.00)	(0.00)	(0.00)	14.65
4-1-04 to 3-31-05	9.59	(0.07)		1.38		1.31	(0.00)	(0.00)	(0.00)	10.90
1-1-04 to 3-31-04	9.23	(0.03)		0.39		0.36	(0.00)	(0.00)	(0.00)	9.59
1-1-03 to 12-31-03	7.32	(0.08)		1.99		1.91	(0.00)	(0.00)	(0.00)	9.23
1-1-02 to 12-31-02	8.97	0.01	[a]	(1.66)	[a]	(1.65)	(0.00)	(0.00)	(0.00)	7.32

Class Y
4-1-06 to 3-31-07	$15.79	$0.12	[a]	$2.59	[a]	$2.71	$(0.07)	$(0.73)	$(0.80)	$17.70
4-1-05 to 3-31-06	11.64	(0.06)		4.21		4.15	(0.00)	(0.00)	(0.00)	15.79
4-1-04 to 3-31-05	10.15	(0.01)		1.50		1.49	(0.00)	(0.00)	(0.00)	11.64
1-1-04 to 3-31-04	9.74	(0.01)		0.42		0.41	(0.00)	(0.00)	(0.00)	10.15
7-24-03* to 12-31-03	8.16	(0.01)		1.59		1.58	(0.00)	(0.00)	(0.00)	9.74

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Reimbursement		Ratio of Expenses to Average Net Assets excluding Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets including Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets excluding Reimbursement		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	17.35%	[b]	$161	1.56%		1.56%	[c]	0.63%		0.63%	[c]	108%
4-1-05 to 3-31-06	35.49%	[b]	67	1.82%		1.82%	[c]	0.14%		0.14%	[c]	90%
4-1-04 to 3-31-05	14.50%	[b]	17	1.99%		1.99%	[c]	0.09%		0.09%	[c]	106%
1-1-04 to 3-31-04	4.21%	[b]	10	2.16%	[d]	2.16%	[c,d]	-0.41%	[d]	-0.41%	[c,d]	23%
1-1-03 to 12-31-03	27.19%	[b]	9	2.28%		2.28%	[c]	-0.19%		-0.19%	[c]	148%
1-1-02 to 12-31-02	-15.93%	[b,e]	8	1.77%		2.32%		0.91%		0.36%		48%

Class B
4-1-06 to 3-31-07	16.39%		$17	2.35%		2.35%	[c]	-0.03%		-0.03%	[c]	108%
4-1-05 to 3-31-06	34.46%		15	2.62%		2.62%	[c]	-0.41%		-0.41%	[c]	90%
4-1-04 to 3-31-05	13.65%		20	2.76%		2.76%	[c]	-0.58%		-0.58%	[c]	106%
1-1-04 to 3-31-04	3.90%		24	2.91%	[d]	2.91%	[c,d]	-1.20%	[d]	-1.20%	[c,d]	23%
1-1-03 to 12-31-03	26.23%		25	2.95%		2.95%	[c]	-0.82%		-0.82%	[c]	148%
1-1-02 to 12-31-02	-18.39%		28	2.50%		3.05%		0.18%		-0.37%		48%

Class C
4-1-06 to 3-31-07	16.48%		$34	2.29%		2.29%	[c]	-0.08%		-0.08%	[c]	108%
4-1-05 to 3-31-06	34.40%		15	2.58%		2.58%	[c]	-0.50%		-0.50%	[c]	90%
4-1-04 to 3-31-05	13.66%		7	2.79%		2.79%	[c]	-0.63%		-0.63%	[c]	106%
1-1-04 to 3-31-04	3.90%		8	3.01%	[d]	3.01%	[c,d]	-1.30%	[d]	-1.30%	[c,d]	23%
1-1-03 to 12-31-03	26.09%		8	3.01%		3.01%	[c]	-0.82%		-0.82%	[c]	148%
1-1-02 to 12-31-02	-18.39%		9	2.50%		3.05%		0.18%		-0.37%		48%

Class Y
4-1-06 to 3-31-07	17.47%		$3.85	1.45%		N/A		0.76%		N/A		108%
4-1-05 to 3-31-06	35.65%		1.03	1.72%		N/A		0.13%		N/A		90%
4-1-04 to 3-31-05	14.68%		0.29	1.82%		N/A		0.29%		N/A		106%
1-1-04 to 3-31-04	4.21%		0.15	2.08%	[d]	N/A		-0.31%	[d]	N/A		23%
7-24-03* to 12-31-03	19.36%		0.13	1.47%	[d]	N/A		-0.38%	[d]	N/A		148%	[f]

*Commencement of operations of the class.
(a)Based on average weekly shares outstanding.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)There was no waiver of expenses during the period.
(d)Annualized.
(e)Includes redemption fees added to capital.
(f)For the 12 months ended December 31, 2003.

IVY INTERNATIONAL GROWTH FUND

	Selected Per-Share Data

		Income (Loss)
		From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$29.74	$0.19		$4.72		$4.91	$(0.05)	$(0.00)	$(0.05)	$34.60
4-1-05 to 3-31-06	22.86	0.08		6.97		7.05	(0.17)	(0.00)	(0.17)	29.74
4-1-04 to 3-31-05	21.34	(0.02)		1.54		1.52	(0.00)	(0.00)	(0.00)	22.86
1-1-04 to 3-31-04	20.64	(0.01)		0.71		0.70	(0.00)	(0.00)	(0.00)	21.34
1-1-03 to 12-31-03	16.35	(0.02)		4.31		4.29	(0.00)	(0.00)	(0.00)	20.64
1-1-02 to 12-31-02	20.69	0.06	[c]	(4.40)	[c]	(4.34)	(0.00)	(0.00)	(0.00)	16.35

Class B
4-1-06 to 3-31-07	$27.58	$(0.15)	[c]	$4.36	[c]	$4.21	$(0.00)	$(0.00)	$(0.00)	$31.79
4-1-05 to 3-31-06	21.30	(0.17)	[c]	6.45	[c]	6.28	(0.00)	(0.00)	(0.00)	27.58
4-1-04 to 3-31-05	20.12	(0.22)	[c]	1.40	[c]	1.18	(0.00)	(0.00)	(0.00)	21.30
1-1-04 to 3-31-04	19.52	(0.07)		0.67		0.60	(0.00)	(0.00)	(0.00)	20.12
1-1-03 to 12-31-03	15.62	(0.23)		4.13		3.90	(0.00)	(0.00)	(0.00)	19.52
1-1-02 to 12-31-02	20.03	(0.12)	[c]	(4.29)	[c]	(4.41)	(0.00)	(0.00)	(0.00)	15.62

Class C
4-1-06 to 3-31-07	$27.52	$(0.15)	[c]	$4.34	[c]	$4.19	$(0.00)	$(0.00)	$(0.00)	$31.71
4-1-05 to 3-31-06	21.20	(0.09)	[c]	6.41	[c]	6.32	(0.00)	(0.00)	(0.00)	27.52
4-1-04 to 3-31-05	20.00	(0.32)		1.52		1.20	(0.00)	(0.00)	(0.00)	21.20
1-1-04 to 3-31-04	19.39	(0.07)		0.68		0.61	(0.00)	(0.00)	(0.00)	20.00
1-1-03 to 12-31-03	15.52	(0.20)		4.07		3.87	(0.00)	(0.00)	(0.00)	19.39
1-1-02 to 12-31-02	19.90	(0.11)	[c]	(4.27)	[c]	(4.38)	(0.00)	(0.00)	(0.00)	15.52

Class Y
4-1-06 to 3-31-07	$29.74	$0.28		$4.63		$4.91	$(0.06)	$(0.00)	$(0.06)	$34.59
4-1-05 to 3-31-06	22.86	0.18	[c]	6.87	[c]	7.05	(0.17)	(0.00)	(0.17)	29.74
4-1-04 to 3-31-05	21.35	(0.09)		1.60		1.51	(0.00)	(0.00)	(0.00)	22.86
1-1-04 to 3-31-04	20.65	(0.02)		0.72		0.70	(0.00)	(0.00)	(0.00)	21.35
7-24-03* to 12-31-03	17.69	0.02		2.94		2.96	(0.00)	(0.00)	(0.00)	20.65

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	16.51%	[a]	$165	1.46%		0.55%		97%
4-1-05 to 3-31-06	30.92%	[a]	156	1.59%		0.25%		75%
4-1-04 to 3-31-05	7.12%	[a]	122	1.61%		-0.15%		76%
1-1-04 to 3-31-04	3.39%	[a]	125	1.69%	[b]	-0.26%	[b]	27%
1-1-03 to 12-31-03	26.24%	[a]	124	1.81%		-0.07%		136%
1-1-02 to 12-31-02	-20.96%	[a]	127	1.89%		0.32%		34%

Class B
4-1-06 to 3-31-07	15.23%		$11	2.55%		-0.53%		97%
4-1-05 to 3-31-06	29.48%		13	2.74%		-0.72%		75%
4-1-04 to 3-31-05	5.87%		17	2.75%		-1.09%		76%
1-1-04 to 3-31-04	3.08%		49	2.75%	[b]	-1.35%	[b]	27%
1-1-03 to 12-31-03	24.97%		55	2.84%		-1.06%		136%
1-1-02 to 12-31-02	-22.00%		68	2.85%		-0.64%		34%

Class C
4-1-06 to 3-31-07	15.23%		$57	2.54%		-0.53%		97%
4-1-05 to 3-31-06	29.81%		56	2.43%		-0.39%		75%
4-1-04 to 3-31-05	6.00%		9	2.64%		-1.14%		76%
1-1-04 to 3-31-04	3.15%		11	2.67%	[b]	-1.25%	[b]	27%
1-1-03 to 12-31-03	24.94%		12	2.80%		-0.94%		136%
1-1-02 to 12-31-02	-22.00%		14	2.83%		-0.62%		34%

Class Y
4-1-05 to 3-31-06	16.50%		$4.96	1.46%		0.65%		97%
4-1-05 to 3-31-06	30.95%		6.14	1.58%		0.81%		75%
4-1-04 to 3-31-05	7.07%		0.23	1.66%		-0.33%		76%
1-1-04 to 3-31-04	3.39%		0.14	1.76%	[b]	-0.32%	[b]	27%
7-24-03* to 12-31-03	16.73%		0.14	0.59%	[b]	0.24%	[b]	136%	[d]

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)Based on average weekly shares outstanding.
(d)For the 12 months ended December 31, 2003.

IVY LARGE CAP GROWTH FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$11.61	$(0.03)	$0.24	$0.21	$(0.00)	$(0.00)	$(0.00)	$11.82
4-1-05 to 3-31-06	9.54	(0.06)	2.13	2.07	(0.00)	(0.00)	(0.00)	11.61
4-1-04 to 3-31-05	9.27	(0.03)	0.30	0.27	(0.00)	(0.00)	(0.00)	9.54
4-1-03 to 3-31-04	7.24	(0.04)	2.07	2.03	(0.00)	(0.00)	(0.00)	9.27
4-1-02 to 3-31-03	9.21	(0.03)	(1.94)	(1.97)	(0.00)	(0.00)	(0.00)	7.24

Class B
4-1-06 to 3-31-07	$10.83	$(0.12)	$0.18	$0.06	$(0.00)	$(0.00)	$(0.00)	$10.89
4-1-05 to 3-31-06	8.99	(0.14)	1.98	1.84	(0.00)	(0.00)	(0.00)	10.83
4-1-04 to 3-31-05	8.83	(0.05)	0.21	0.16	(0.00)	(0.00)	(0.00)	8.99
4-1-03 to 3-31-04	6.99	(0.13)	1.97	1.84	(0.00)	(0.00)	(0.00)	8.83
4-1-02 to 3-31-03	9.05	(0.14)	(1.92)	(2.06)	(0.00)	(0.00)	(0.00)	6.99

Class C
4-1-06 to 3-31-07	$11.09	$(0.12)	$0.21	$0.09	$(0.00)	$(0.00)	$(0.00)	$11.18
4-1-05 to 3-31-06	9.18	(0.10)	2.01	1.91	(0.00)	(0.00)	(0.00)	11.09
4-1-04 to 3-31-05	8.99	(0.09)	0.28	0.19	(0.00)	(0.00)	(0.00)	9.18
4-1-03 to 3-31-04	7.08	(0.11)	2.02	1.91	(0.00)	(0.00)	(0.00)	8.99
4-1-02 to 3-31-03	9.10	(0.10)	(1.92)	(2.02)	(0.00)	(0.00)	(0.00)	7.08

Class Y
4-1-06 to 3-31-07	$11.74	$(0.01)	$0.24	$0.23	$(0.00)	$(0.00)	$(0.00)	$11.97
4-1-05 to 3-31-06	9.62	(0.04)	2.16	2.12	(0.00)	(0.00)	(0.00)	11.74
4-1-04 to 3-31-05	9.32	0.00	0.30	0.30	(0.00)	(0.00)	(0.00)	9.62
4-1-03 to 3-31-04	7.26	(0.03)	2.09	2.06	(0.00)	(0.00)	(0.00)	9.32
4-1-02 to 3-31-03	9.22	(0.30)	(1.66)	(1.96)	(0.00)	(0.00)	(0.00)	7.26

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Reimbursement	Ratio of Expenses to Average Net Assets excluding Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets including Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Reimbursement		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	1.81%	[a]	$162	1.20%	1.39%	[b]	-0.25%	-0.44%	[b]	93%
4-1-05 to 3-31-06	21.70%	[a]	157	1.41%	1.41%	[b,c]	-0.62%	-0.62%	[b,c]	79%
4-1-04 to 3-31-05	2.91%	[a]	82	1.50%	1.52%	[b]	-0.31%	-0.33%	[b]	131%
4-1-03 to 3-31-04	28.04%	[a]	76	1.55%	1.55%	[c]	-0.89%	-0.89%	[c]	162%
4-1-02 to 3-31-03	-21.39%	[a]	21	1.28%	1.66%		-0.23%	-0.61%		72%

Class B
4-1-06 to 3-31-07	0.55%		$12	2.42%	2.42%	[c]	-1.48%	-1.48%	[c]	93%
4-1-05 to 3-31-06	20.47%		11	2.45%	2.45%	[c]	-1.65%	-1.65%	[c]	79%
4-1-04 to 3-31-05	1.81%		8	2.53%	2.53%	[c]	-1.30%	-1.30%	[c]	131%
4-1-03 to 3-31-04	26.32%		5	2.85%	2.85%	[c]	-2.16%	-2.16%	[c]	162%
4-1-02 to 3-31-03	-22.76%		2	2.93%	3.31%		-1.87%	-2.25%		72%

Class C
4-1-06 to 3-31-07	0.81%		$19	2.18%	2.18%	[b,c]	-1.23%	-1.23%	[b,c]	93%
4-1-05 to 3-31-06	20.81%		17	2.21%	2.21%	[b,c]	-1.42%	-1.42%	[b,c]	79%
4-1-04 to 3-31-05	2.11%		12	2.25%	2.28%	[b]	-1.06%	-1.09%	[b]	131%
4-1-03 to 3-31-04	26.98%		11	2.44%	2.44%	[c]	-1.75%	-1.75%	[c]	162%
4-1-02 to 3-31-03	-22.28%		4	2.26%	2.64%		-1.20%	-1.58%		72%

Class Y
4-1-06 to 3-31-07	1.96%		$59	1.08%	1.19%	[b]	-0.13%	-0.24%	[b]	93%
4-1-05 to 3-31-06	22.04%		66	1.20%	1.21%	[b]	-0.40%	-0.41%	[b]	79%
4-1-04 to 3-31-05	3.22%		50	1.20%	1.25%	[b]	-0.01%	-0.06%	[b]	131%
4-1-03 to 3-31-04	28.38%		59	1.26%	1.26%	[c]	-0.64%	-0.64%	[c]	162%
4-1-02 to 3-31-03	-21.26%		1	1.05%	1.43%		0.00%	-0.38%		72%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b) IFDI and WRSCO have voluntarily agreed to waive expenses so that the total annual fund operating expenses for the periods indicated do not exceed the following levels for the specified classes: (prior to June 1, 2006) Class A, 1.50%; Class C, 2.25%; and Class Y, 1.20%; and (from June 1, 2006 to July 31, 2007) Class A, 1.15% and Class Y, 1.06%.

(c)There was no waiver of expenses during the period.

IVY MID CAP GROWTH FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income		From Realized Gains	Total Distributions		Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$12.59	$(0.06)		$0.54		$0.48	$(0.00)		$(0.00)	$(0.00)		$13.07
4-1-05 to 3-31-06	9.99	(0.04)		2.64		2.60	(0.00)		(0.00)	(0.00)		12.59
4-1-04 to 3-31-05	9.09	(0.09)		0.99		0.90	(0.00)		(0.00)	(0.00)		9.99
4-1-03 to 3-31-04	6.67	(0.08)		2.50		2.42	(0.00)		(0.00)	(0.00)		9.09
4-1-02 to 3-31-03	8.91	(0.05)		(2.19)		(2.24)	(0.00)	[d]	(0.00)	(0.00)	[d]	6.67

Class B
4-1-06 to 3-31-07	$11.85	$(0.23)		$0.56		$0.33	$(0.00)		$(0.00)	$(0.00)		$12.18
4-1-05 to 3-31-06	9.50	(0.18)		2.53		2.35	(0.00)		(0.00)	(0.00)		11.85
4-1-04 to 3-31-05	8.75	(0.23)		0.98		0.75	(0.00)		(0.00)	(0.00)		9.50
4-1-03 to 3-31-04	6.49	(0.17)		2.43		2.26	(0.00)		(0.00)	(0.00)		8.75
4-1-02 to 3-31-03	8.81	(0.14)		(2.18)		(2.32)	(0.00)		(0.00)	(0.00)		6.49

Class C
4-1-06 to 3-31-07	$12.10	$(0.19)		$0.57		$0.38	$(0.00)		$(0.00)	$(0.00)		$12.48
4-1-05 to 3-31-06	9.67	(0.12)		2.55		2.43	(0.00)		(0.00)	(0.00)		12.10
4-1-04 to 3-31-05	8.86	(0.15)		0.96		0.81	(0.00)		(0.00)	(0.00)		9.67
4-1-03 to 3-31-04	6.56	(0.13)		2.43		2.30	(0.00)		(0.00)	(0.00)		8.86
4-1-02 to 3-31-03	8.85	(0.10)		(2.19)		(2.29)	(0.00)		(0.00)	(0.00)		6.56

Class Y
4-1-06 to 3-31-07	$12.70	$(0.03)		$0.56		$0.53	$(0.00)		$(0.00)	$(0.00)		$13.23
4-1-05 to 3-31-06	10.04	0.05	[e]	2.61	[e]	2.66	(0.00)		(0.00)	(0.00)		12.70
4-1-04 to 3-31-05	9.09	(0.06)		1.01		0.95	(0.00)		(0.00)	(0.00)		10.04
4-1-03 to 3-31-04	6.67	(0.05)		2.47		2.42	(0.00)		(0.00)	(0.00)		9.09
4-1-02 to 3-31-03	8.91	(0.01)		(2.20)		(2.21)	(0.03)		(0.00)	(0.03)		6.67

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Voluntary Expense Waiver	Ratio of Expenses to Average Net Assets excluding Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Voluntary Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Voluntary Expense Waiver		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	3.89%	[a]	$104	1.59%	1.59%	[b,c]	-0.48%	-0.48%	[b,c]	25%
4-1-05 to 3-31-06	26.03%	[a]	105	1.62%	1.62%	[b,c]	-0.30%	-0.30%	[b,c]	28%
4-1-04 to 3-31-05	9.90%	[a]	68	1.65%	1.70%	[b]	-0.95%	-1.00%	[b]	25%
4-1-03 to 3-31-04	36.28%	[a]	50	1.84%	1.89%		-1.20%	-1.25%		24%
4-1-02 to 3-31-03	-25.13%	[a]	14	1.17%	2.02%		-0.49%	-1.34%		36%

Class B
4-1-06 to 3-31-07	2.79%		$11	2.62%	2.62%	[c]	-1.52%	-1.52%	[c]	25%
4-1-05 to 3-31-06	24.74%		12	2.70%	2.70%	[c]	-1.43%	-1.43%	[c]	28%
4-1-04 to 3-31-05	8.57%		11	2.81%	2.81%	[c]	-2.12%	-2.12%	[c]	25%
4-1-03 to 3-31-04	34.82%		12	3.04%	3.09%		-2.37%	-2.43%		24%
4-1-02 to 3-31-03	-26.33%		2	2.73%	3.58%		-2.05%	-2.90%		36%

Class C
4-1-06 to 3-31-07	3.14%		$12	2.31%	2.38%	[b]	-1.21%	-1.28%	[b]	25%
4-1-05 to 3-31-06	25.13%		14	2.35%	2.40%	[b]	-1.09%	-1.14%	[b]	28%
4-1-04 to 3-31-05	9.14%		11	2.35%	2.46%	[b]	-1.66%	-1.77%	[b]	25%
4-1-03 to 3-31-04	35.06%		10	2.59%	2.64%		-1.98%	-2.03%		24%
4-1-02 to 3-31-03	-25.88%		3	2.18%	3.03%		-1.50%	-2.35%		36%

Class Y
4-1-06 to 3-31-07	4.17%		$9.94	1.23%	1.40%	[b]	-0.13%	-0.30%	[b]	25%
4-1-05 to 3-31-06	26.50%		9.01	1.25%	1.43%	[b]	0.43%	0.25%	[b]	28%
4-1-04 to 3-31-05	10.45%		1.96	1.25%	1.48%	[b]	-0.55%	-0.78%	[b]	25%
4-1-03 to 3-31-04	36.28%		1.36	1.72%	1.77%		-0.91%	-0.96%		24%
4-1-02 to 3-31-03	-24.86%		0.33	0.86%	1.71%		-0.18%	-1.03%		36%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)IFDI and WRSCO have voluntarily agreed to waive expenses so that the total annual fund operating expenses do not exceed the following levels for the specified classes: Class A, 1.65%; Class C, 2.35%; Class Y, 1.25%.

(c)There was no waiver of expenses during the period.
(d)Not shown due to rounding.
(e)Based on average weekly shares outstanding.

IVY PACIFIC OPPORTUNITIES FUND

	Selected Per-Share Data

		Income (Loss)
		From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$14.32	$(0.02)		$3.23		$3.21	$(0.01)	$(0.61)	$(0.62)	$16.91
4-1-05 to 3-31-06	10.61	0.02	[c]	3.83	[c]	3.85	(0.04)	(0.10)	(0.14)	14.32
4-1-04 to 3-31-05	9.55	(0.07)		1.13		1.06	(0.00)	(0.00)	(0.00)	10.61
1-1-04 to 3-31-04	9.11	0.00		0.44		0.44	(0.00)	(0.00)	(0.00)	9.55
1-1-03 to 12-31-03	5.96	(0.02)		3.17		3.15	(0.00)	(0.00)	(0.00)	9.11
1-1-02 to 12-31-02	6.72	0.01	[c]	(0.77)	[e]	(0.76)	(0.00)	(0.00)	(0.00)	5.96

Class B
4-1-06 to 3-31-07	$13.29	$(0.07)		$2.88		$2.81	$(0.00)	$(0.61)	$(0.61)	$15.49
4-1-05 to 3-31-06	9.91	(0.06)	[c]	3.54	[c]	3.48	(0.00)	(0.10)	(0.10)	13.29
4-1-04 to 3-31-05	9.01	(0.13)		1.03		0.90	(0.00)	(0.00)	(0.00)	9.91
1-1-04 to 3-31-04	8.61	(0.04)		0.44		0.40	(0.00)	(0.00)	(0.00)	9.01
1-1-03 to 12-31-03	5.75	(0.06)		2.92		2.86	(0.00)	(0.00)	(0.00)	8.61
1-1-02 to 12-31-02	6.56	(0.04)	[c]	(0.77)		(0.81)	(0.00)	(0.00)	(0.00)	5.75

Class C
4-1-06 to 3-31-07	$13.45	$(0.08)		$2.97		$2.89	$(0.00)	$(0.61)	$(0.61)	$15.73
4-1-05 to 3-31-06	10.01	(0.06)	[c]	3.60	[c]	3.54	(0.00)	(0.10)	(0.10)	13.45
4-1-04 to 3-31-05	9.09	(0.09)		1.01		0.92	(0.00)	(0.00)	(0.00)	10.01
1-1-04 to 3-31-04	8.68	(0.02)		0.43		0.41	(0.00)	(0.00)	(0.00)	9.09
1-1-03 to 12-31-03	5.75	(0.05)		2.98		2.93	(0.00)	(0.00)	(0.00)	8.68
1-1-02 to 12-31-02	6.55	(0.03)	[c]	(0.77)		(0.80)	(0.00)	(0.00)	(0.00)	5.75

Class Y
4-1-06 to 3-31-07	$14.41	$0.02		$3.26		$3.28	$(0.05)	$(0.61)	$(0.66)	$17.03
4-1-05 to 3-31-06	10.67	0.04	[c]	3.87	[c]	3.91	(0.07)	(0.10)	(0.17)	14.41
4-1-04 to 3-31-05	9.58	(0.04)		1.13		1.09	(0.00)	(0.00)	(0.00)	10.67
1-1-04 to 3-31-04	9.13	(0.00)		0.45		0.45	(0.00)	(0.00)	(0.00)	9.58
7-24-03* to 12-31-03	6.85	(0.01)		2.29		2.28	(0.00)	(0.00)	(0.00)	9.13

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Reimbursement		Ratio of Expenses to Average Net Assets excluding Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets including Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets excluding Reimbursement		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	22.60%	[a]	$375	1.84%		1.84%	[b]	-0.14%		-0.14%	[b]	74%
4-1-05 to 3-31-06	36.51%	[a]	191	1.95%		1.95%	[b]	0.24%		0.24%	[b]	87%
4-1-04 to 3-31-05	11.10%	[a]	64	2.22%		2.22%	[b]	-0.80%		-0.80%	[b]	87%
1-1-04 to 3-31-04	4.83%	[a]	29	2.07%	[d]	2.07%	[b,d]	-1.07%	[d]	-1.07%	[b,d]	61%
1-1-03 to 12-31-03	52.85%	[a]	18	2.64%		2.73%		-0.39%		-0.48%		187%
1-1-02 to 12-31-02	-11.31%	[a,e]	5	2.21%		3.52%		0.20%		-1.11%		16%

Class B
4-1-06 to 3-31-07	21.33%		$20	2.88%		2.88%	[b]	-1.15%		-1.15%	[b]	74%
4-1-05 to 3-31-06	35.26%		11	2.91%		2.91%	[b]	-0.51%		-0.51%	[b]	87%
4-1-04 to 3-31-05	9.99%		6	3.06%		3.06%	[b]	-1.57%		-1.57%	[b]	87%
1-1-04 to 3-31-04	4.65%		6	2.86%	[d]	2.86%	[b,d]	-1.92%	[d]	-1.92%	[b,d]	61%
1-1-03 to 12-31-03	49.74%		6	3.46%		3.55%		-1.15%		-1.24%		187%
1-1-02 to 12-31-02	-12.35%		3	2.96%		4.27%		-0.55%		-1.86%		16%

Class C
4-1-06 to 3-31-07	21.68%		$34	2.60%		2.60%	[b]	-0.87%		-0.87%	[b]	74%
4-1-05 to 3-31-06	35.51%		18	2.75%		2.75%	[b]	-0.50%		-0.50%	[b]	87%
4-1-04 to 3-31-05	10.12%		7	3.06%		3.06%	[b]	-1.68%		-1.68%	[b]	87%
1-1-04 to 3-31-04	4.72%		3	2.57%	[d]	2.57%	[b,d]	-1.59%	[d]	-1.59%	[b,d]	61%
1-1-03 to 12-31-03	50.96%		2	3.48%		3.57%		-1.14%		-1.23%		187%
1-1-02 to 12-31-02	-12.21%		1	2.94%		4.25%		-0.53%		-1.84%		16%

Class Y
4-1-06 to 3-31-07	22.95%		$8.10	1.58%		1.58%	[b]	0.11%		0.11%	[b]	74%
4-1-05 to 3-31-06	36.90%		3.79	1.68%		1.68%	[b]	0.46%		0.46%	[b]	87%
4-1-04 to 3-31-05	11.38%		1.10	1.88%		1.88%	[b]	-0.47%		-0.47%	[b]	87%
1-1-04 to 3-31-04	4.93%		0.71	1.64%	[d]	1.64%	[b,d]	-0.68%	[d]	-0.68%	[b,d]	61%
7-24-03* to 12-31-03	33.28%		0.50	2.01%	[d]	2.18%	[d]	-0.40%	[d]	-0.57%	[d]	187%	[f]

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.
(c)Based on average shares outstanding.
(d)Annualized.
(e)Includes redemption fees added to capital.
(f)For the 12 months ended December 31, 2003.

IVY REAL ESTATE SECURITIES FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations						Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations		From Net Investment Income		From Realized Gains	Total Distributions		Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$23.11	$0.10		$4.05		$4.15		$(0.15)		$(0.97)	$(1.12)		$26.14
4-1-05 to 3-31-06	18.13	0.15		5.81		5.96		(0.18)		(0.80)	(0.98)		23.11
4-1-04 to 3-31-05	16.99	0.15	[c]	1.93	[c]	2.08		(0.25)		(0.69)	(0.94)		18.13
8-1-03 to 3-31-04	13.42	0.62		3.38		4.00		(0.24)		(0.19)	(0.43)		16.99
8-1-02 to 7-31-03	11.93	0.48		1.72		2.20		(0.48)		(0.23)	(0.71)		13.42
8-1-01 to 7-31-02	11.67	0.32		1.01		1.33		(0.28)		(0.79)	(1.07)		11.93

Class B
4-1-06 to 3-31-07	$23.00	$(0.09)		$3.97		$3.88		$(0.00)		$(0.97)	$(0.97)		$25.91
4-1-05 to 3-31-06	18.08	0.01		5.72		5.73		(0.01)		(0.80)	(0.81)		23.00
4-1-04 to 3-31-05	16.97	(0.07)	[c]	1.95	[c]	1.88		(0.08)		(0.69)	(0.77)		18.08
12-8-03* to 3-31-04	15.18	0.07		2.08		2.15		(0.17)		(0.19)	(0.36)		16.97

Class C
4-1-06 to 3-31-07	$23.04	$(0.06)		$4.00		$3.94		$(0.00)		$(0.97)	$(0.97)		$26.01
4-1-05 to 3-31-06	18.10	0.03		5.73		5.76		(0.02)		(0.80)	(0.82)		23.04
4-1-04 to 3-31-05	16.99	0.12		1.82		1.94		(0.14)		(0.69)	(0.83)		18.10
12-8-03* to 3-31-04	15.18	0.08		2.09		2.17		(0.17)		(0.19)	(0.36)		16.99

Class Y
4-1-06 to 3-31-07	$23.12	$0.23	[g]	$3.97		$4.20	[g]	$(0.20)	[g]	(0.97)	$(1.17)	[g]	$26.15
4-1-05 to 3-31-06	18.14	0.27		5.75		6.02		(0.24)		(0.80)	(1.04)		23.12
4-1-04 to 3-31-05	16.99	0.26	[c]	1.87	[c]	2.13		(0.29)		(0.69)	(0.98)		18.14
12-8-03* to 3-31-04	15.18	0.04		2.15		2.19		(0.19)		(0.19)	(0.38)		16.99

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Voluntary Expense Waiver		Ratio of Expenses to Average Net Assets excluding Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets excluding Voluntary Expense Waiver		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	18.09%	[a]	$395	1.57%		1.57%	[b]	0.54%		0.54%	[b]	35%
4-1-05 to 3-31-06	33.53%	[a]	256	1.64%		1.64%	[b]	0.91%		0.91%	[b]	35%
4-1-04 to 3-31-05	12.09%	[a]	155	1.67%		1.67%	[b]	0.95%		0.95%	[b]	48%
8-1-03 to 3-31-04	29.78%	[a]	44	1.48%	[d,e]	1.49%	[d,e]	4.35%	[d,e]	4.34%	[d,e]	35%
8-1-02 to 7-31-03	19.65%	[a]	60	1.46%		1.46%	[b]	2.95%		2.95%	[b]	48%
8-1-01 to 7-31-02	12.31%	[a]	32	1.50%		1.69%		2.83%		2.64%		101%

Class B
4-1-06 to 3-31-07	16.93%		$22	2.57%		N/A		-0.42%		N/A		35%
4-1-05 to 3-31-06	32.19%		15	2.66%		N/A		0.01%		N/A		35%
4-1-04 to 3-31-05	10.91%		10	2.73%		N/A		-0.24%		N/A		48%
12-8-03* to 3-31-04	14.46%		2	3.02%	[d]	N/A		-5.40%	[d]	N/A		35%	[f]

Class C
4-1-06 to 3-31-07	17.17%		$26	2.39%		N/A		-0.28%		N/A		35%
4-1-05 to 3-31-06	32.38%		17	2.46%		N/A		0.15%		N/A		35%
4-1-04 to 3-31-05	11.21%		10	2.49%		N/A		0.14%		N/A		48%
12-8-03* to 3-31-04	14.59%		2	2.82%	[d]	N/A		-4.46%	[d]	N/A		35%	[f]

Class Y
4-1-06 to 3-31-07	18.32%		$265	1.37%		N/A		0.94%		N/A		35%
4-1-05 to 3-31-06	33.86%		216	1.39%		N/A		1.27%		N/A		35%
4-1-04 to 3-31-05	12.40%		148	1.44%		N/A		1.59%		N/A		48%
12-8-03* to 3-31-04	14.78%		91	1.60%	[d]	N/A		0.14%	[d]	N/A		35%	[f]

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.
(c)Based on average weekly shares outstanding.
(d)Annualized.
(e)In connection with the reorganization plan effected December 8, 2003, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that included the effect of income and expenses for those Class B and Class C shares from August 1, 2003 up to the time of merger. Actual expenses that applied to Class A shareholders were lower than shown above.

(f)For the eight months ended March 31, 2004.
(g) Amounts adjusted to correct an error in previously reported amounts of $0.83 (net investment income), $4.80 (total from investment operations), $0.80) (distributions from net investment income) and $1.77 (total distributions), respectively.

IVY SCIENCE AND TECHNOLOGY FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$27.08	$(0.23)		$1.91		$1.68	$(0.00)	$(0.06)	$(0.06)	$28.70
4-1-05 to 3-31-06	21.34	(0.30)		6.04		5.74	(0.00)	(0.00)	(0.00)	27.08
4-1-04 to 3-31-05	19.55	(0.28)		2.07		1.79	(0.00)	(0.00)	(0.00)	21.34
4-1-03 to 3-31-04	14.17	(0.19)		5.57		5.38	(0.00)	(0.00)	(0.00)	19.55
4-1-02 to 3-31-03	18.19	(0.32)		(3.70)		(4.02)	(0.00)	(0.00)	(0.00)	14.17

Class B
4-1-06 to 3-31-07	$25.42	$(0.48)		$1.78		$1.30	$(0.00)	$(0.06)	$(0.06)	$26.66
4-1-05 to 3-31-06	20.24	(0.40)		5.58		5.18	(0.00)	(0.00)	(0.00)	25.42
4-1-04 to 3-31-05	18.77	(0.42)		1.89		1.47	(0.00)	(0.00)	(0.00)	20.24
4-1-03 to 3-31-04	13.77	(0.39)		5.39		5.00	(0.00)	(0.00)	(0.00)	18.77
4-1-02 to 3-31-03	17.88	(0.34)		(3.77)		(4.11)	(0.00)	(0.00)	(0.00)	13.77

Class C
4-1-06 to 3-31-07	$25.84	$(0.49)		$1.85		$1.36	$(0.00)	$(0.06)	$(0.06)	$27.14
4-1-05 to 3-31-06	20.53	(0.43)		5.74		5.31	(0.00)	(0.00)	(0.00)	25.84
4-1-04 to 3-31-05	18.98	(0.42)		1.97		1.55	(0.00)	(0.00)	(0.00)	20.53
4-1-03 to 3-31-04	13.88	(0.38)		5.48		5.10	(0.00)	(0.00)	(0.00)	18.98
4-1-02 to 3-31-03	17.97	(0.25)		(3.84)		(4.09)	(0.00)	(0.00)	(0.00)	13.88

Class Y
4-1-06 to 3-31-07	$27.92	$(0.22)		$1.98		$1.76	$(0.00)	$(0.06)	$(0.06)	$29.62
4-1-05 to 3-31-06	21.96	(0.27)		6.23		5.96	(0.00)	(0.00)	(0.00)	27.92
4-1-04 to 3-31-05	20.07	(0.18)	[b]	2.07	[b]	1.89	(0.00)	(0.00)	(0.00)	21.96
4-1-03 to 3-31-04	14.51	(0.15)		5.71		5.56	(0.00)	(0.00)	(0.00)	20.07
4-1-02 to 3-31-03	18.54	(0.26)		(3.77)		(4.03)	(0.00)	(0.00)	(0.00)	14.51

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	6.22%	[a]	$185	1.47%	-0.88%	81%
4-1-05 to 3-31-06	26.90%	[a]	164	1.51%	-1.02%	112%
4-1-04 to 3-31-05	9.16%	[a]	55	1.70%	-1.09%	106%
4-1-03 to 3-31-04	37.97%	[a]	36	1.80%	-1.35%	114%
4-1-02 to 3-31-03	-22.10%	[a]	14	1.79%	-0.92%	74%

Class B
4-1-06 to 3-31-07	5.13%		$19	2.51%	-1.91%	81%
4-1-05 to 3-31-06	25.59%		18	2.58%	-2.10%	112%
4-1-04 to 3-31-05	7.83%		12	2.90%	-2.31%	106%
4-1-03 to 3-31-04	36.31%		11	3.06%	-2.60%	114%
4-1-02 to 3-31-03	-22.99%		4	3.00%	-2.12%	74%

Class C
4-1-06 to 3-31-07	5.32%		$109	2.33%	-1.74%	81%
4-1-05 to 3-31-06	25.86%		113	2.38%	-1.90%	112%
4-1-04 to 3-31-05	8.17%		88	2.58%	-2.00%	106%
4-1-03 to 3-31-04	36.74%		89	2.66%	-2.15%	114%
4-1-02 to 3-31-03	-22.76%		70	2.67%	-1.77%	74%

Class Y
4-1-06 to 3-31-07	6.32%		$78	1.35%	-0.76%	81%
4-1-05 to 3-31-06	27.14%		57	1.37%	-0.88%	112%
4-1-04 to 3-31-05	9.42%		33	1.45%	-0.87%	106%
4-1-03 to 3-31-04	38.32%		9	1.45%	-1.03%	114%
4-1-02 to 3-31-03	-21.74%		3	1.41%	-0.53%	74%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Based on average weekly shares outstanding.

IVY SMALL CAP GROWTH FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$14.87	$(0.12)	[a]	$0.18	[a]	$0.06	$(0.00)	$(1.95)	$(1.95)	$12.98
4-1-05 to 3-31-06	12.32	(0.21)		3.22		3.01	(0.00)	(0.46)	(0.46)	14.87
4-1-04 to 3-31-05	11.36	(0.08)		1.04		0.96	(0.00)	(0.00)	(0.00)	12.32
4-1-03 to 3-31-04	8.25	(0.08)		3.19		3.11	(0.00)	(0.00)	(0.00)	11.36
4-1-02 to 3-31-03	10.59	(0.23)		(2.11)		(2.34)	(0.00)	(0.00)	(0.00)	8.25

Class B
4-1-06 to 3-31-07	$13.99	$(0.24)		$0.17		$(0.07)	$(0.00)	$(1.95)	$(1.95)	$11.97
4-1-05 to 3-31-06	11.73	(0.23)		2.95		2.72	(0.00)	(0.46)	(0.46)	13.99
4-1-04 to 3-31-05	10.91	(0.23)		1.05		0.82	(0.00)	(0.00)	(0.00)	11.73
4-1-03 to 3-31-04	8.01	(0.20)		3.10		2.90	(0.00)	(0.00)	(0.00)	10.91
4-1-02 to 3-31-03	10.40	(0.21)		(2.18)		(2.39)	(0.00)	(0.00)	(0.00)	8.01

Class C
4-1-06 to 3-31-07	$14.20	$(0.23)		$0.20		$(0.03)	$(0.00)	$(1.95)	$(1.95)	$12.22
4-1-05 to 3-31-06	11.87	(0.25)		3.04		2.79	(0.00)	(0.46)	(0.46)	14.20
4-1-04 to 3-31-05	11.02	(0.24)		1.09		0.85	(0.00)	(0.00)	(0.00)	11.87
4-1-03 to 3-31-04	8.07	(0.21)		3.16		2.95	(0.00)	(0.00)	(0.00)	11.02
4-1-02 to 3-31-03	10.44	(0.16)		(2.21)		(2.37)	(0.00)	(0.00)	(0.00)	8.07

Class Y
4-1-06 to 3-31-07	$16.15	$(0.11)		$0.22		$0.11	$(0.00)	$(1.95)	$(1.95)	$14.31
4-1-05 to 3-31-06	13.33	(0.16)		3.44		3.28	(0.00)	(0.46)	(0.46)	16.15
4-1-04 to 3-31-05	12.26	(0.09)		1.16		1.07	(0.00)	(0.00)	(0.00)	13.33
4-1-03 to 3-31-04	8.89	(0.10)		3.47		3.37	(0.00)	(0.00)	(0.00)	12.26
4-1-02 to 3-31-03	11.39	(0.11)		(2.39)		(2.50)	(0.00)	(0.00)	(0.00)	8.89

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	0.76%	[b]	$109	1.49%	-0.86%	96%
4-1-05 to 3-31-06	24.70%	[b]	141	1.50%	-0.90%	87%
4-1-04 to 3-31-05	8.45%	[b]	72	1.54%	-1.14%	83%
4-1-03 to 3-31-04	37.70%	[b]	92	1.48%	-1.21%	91%
4-1-02 to 3-31-03	-22.10%	[b]	20	1.54%	-1.22%	31%

Class B
4-1-06 to 3-31-07	-0.15%		$16	2.45%	-1.82%	96%
4-1-05 to 3-31-06	23.46%		19	2.45%	-1.86%	87%
4-1-04 to 3-31-05	7.52%		15	2.52%	-2.11%	83%
4-1-03 to 3-31-04	36.21%		13	2.57%	-2.29%	91%
4-1-02 to 3-31-03	-22.98%		7	2.64%	-2.31%	31%

Class C
4-1-06 to 3-31-07	0.14%		$259	2.20%	-1.57%	96%
4-1-05 to 3-31-06	23.78%		328	2.20%	-1.62%	87%
4-1-04 to 3-31-05	7.71%		308	2.26%	-1.85%	83%
4-1-03 to 3-31-04	36.56%		334	2.31%	-2.03%	91%
4-1-02 to 3-31-03	-22.70%		273	2.31%	-1.98%	31%

Class Y
4-1-06 to 3-31-07	1.02%		$154	1.32%	-0.70%	96%
4-1-05 to 3-31-06	24.86%		173	1.33%	-0.74%	87%
4-1-04 to 3-31-05	8.73%		115	1.36%	-0.95%	83%
4-1-03 to 3-31-04	37.91%		124	1.35%	-1.09%	91%
4-1-02 to 3-31-03	-21.95%		42	1.33%	-1.00%	31%

(a)Based on average weekly shares outstanding.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.

IVY SMALL CAP VALUE FUND

	Selected Per-Share Data

		Income (Loss)
		From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income		From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$16.24	$(0.03)	$1.35	$1.32	$(0.00)		$(1.34)	$(1.34)	$16.22
4-1-05 to 3-31-06	16.88	(0.11)	2.62	2.51	(0.00)		(3.15)	(3.15)	16.24
4-1-04 to 3-31-05	16.68	(0.13)	1.52	1.39	(0.00)		(1.19)	(1.19)	16.88
8-1-03 to 3-31-04	13.02	(0.08)	3.76	3.68	(0.00)		(0.02)	(0.02)	16.68
8-1-02 to 7-31-03	12.25	(0.09)	1.74	1.65	(0.00)	[e]	(0.88)	(0.88)	13.02
8-1-01 to 7-31-02	15.05	(0.08)	(1.84)	(1.92)	(0.00)		(0.88)	(0.88)	12.25

Class B
4-1-06 to 3-31-07	$15.72	$(0.14)	$1.24	$1.10	$(0.00)		$(1.34)	$(1.34)	$15.48
4-1-05 to 3-31-06	16.59	(0.25)	2.53	2.28	(0.00)		(3.15)	(3.15)	15.72
4-1-04 to 3-31-05	16.61	(0.23)	1.40	1.17	(0.00)		(1.19)	(1.19)	16.59
12-8-03* to 3-31-04	15.27	(0.05)	1.41	1.36	(0.00)		(0.02)	(0.02)	16.61

Class C
4-1-06 to 3-31-07	$15.87	$(0.12)	$1.28	$1.16	$(0.00)		$(1.34)	$(1.34)	$15.69
4-1-05 to 3-31-06	16.67	(0.21)	2.56	2.35	(0.00)		(3.15)	(3.15)	15.87
4-1-04 to 3-31-05	16.63	(0.19)	1.42	1.23	(0.00)		(1.19)	(1.19)	16.67
12-8-03* to 3-31-04	15.27	(0.05)	1.43	1.38	(0.00)		(0.02)	(0.02)	16.63

Class Y
4-1-06 to 3-31-07	$16.36	$0.03	$1.37	$1.40	$(0.00)		$(1.34)	$(1.34)	$16.42
4-1-05 to 3-31-06	16.92	(0.06)	2.65	2.59	(0.00)		(3.15)	(3.15)	16.36
4-1-04 to 3-31-05	16.68	(0.10)	1.53	1.43	(0.00)		(1.19)	(1.19)	16.92
12-8-03* to 3-31-04	15.27	(0.04)	1.47	1.43	(0.00)		(0.02)	(0.02)	16.68

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Voluntary Expense Waiver		Ratio of Expenses to Average Net Assets excluding Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets excluding Voluntary Expense Waiver		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	8.26%	[a]	$121	1.74%		1.74%	[b]	-0.24%		-0.24%	[b]	123%
4-1-05 to 3-31-06	16.44%	[a]	86	1.80%		1.80%	[b]	-0.76%		-0.76%	[b]	157%
4-1-04 to 3-31-05	8.23%	[a]	66	1.76%		1.76%	[b]	-0.79%		-0.79%	[b]	124%
8-1-03 to 3-31-04	28.29%	[a]	65	1.65%	[c,d]	1.65%	[b,c,d]	-0.76%	[c,d]	-0.76%	[b,c,d]	27%
8-1-02 to 7-31-03	14.91%	[a]	59	1.53%		1.53%	[b]	-0.82%		-0.82%	[b]	54%
8-1-01 to 7-31-02	-13.27%	[a]	53	1.27%		1.37%		-0.57%		-0.67%		37%

Class B
4-1-06 to 3-31-07	7.11%		$9	2.82%		N/A		-1.33%		N/A		123%
4-1-05 to 3-31-06	15.28%		7	2.84%		N/A		-1.80%		N/A		157%
4-1-04 to 3-31-05	6.92%		5	3.02%		N/A		-1.88%		N/A		124%
12-8-03* to 3-31-04	8.93%		1	3.79%	[c]	N/A		-2.93%	[c]	N/A		27%	[f]

Class C
4-1-06 to 3-31-07	7.43%		$12	2.52%		N/A		-1.04%		N/A		123%
4-1-05 to 3-31-06	15.64%		10	2.54%		N/A		-1.50%		N/A		157%
4-1-04 to 3-31-05	7.28%		8	2.65%		N/A		-1.53%		N/A		124%
12-8-03* to 3-31-04	9.06%		2	2.83%	[c]	N/A		-2.00%	[c]	N/A		27%	[f]

Class Y
4-1-06 to 3-31-07	8.70%		$21	1.39%		N/A		0.08%		N/A		123%
4-1-05 to 3-31-06	16.88%		24	1.41%		N/A		-0.37%		N/A		157%
4-1-04 to 3-31-05	8.48%		25	1.53%		N/A		-0.56%		N/A		124%
12-8-03* to 3-31-04	9.38%		25	1.60%	[c]	N/A		-0.82%	[c]	N/A		27%	[f]

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.
(c)Annualized.
(d)In connection with the reorganization plan effected December 8, 2003, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that included the effect of income and expenses for those Class B and Class C shares from August 1, 2003 up to the time of merger. Actual expenses that applied to Class A shareholders were lower than shown above.

(e)Not shown due to rounding.
(f)For the eight months ended March 31, 2004.

IVY VALUE FUND

	Selected Per-Share Data

		Income (Loss)
		From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$17.17	$0.13	$2.28	$2.41	$(0.13)	$(0.41)	$(0.54)	$19.04
4-1-05 to 3-31-06	16.04	0.10	1.14	1.24	(0.11)	(0.00)	(0.11)	17.17
4-1-04 to 3-31-05	14.54	0.15	1.48	1.63	(0.13)	(0.00)	(0.13)	16.04
8-1-03 to 3-31-04	12.54	0.08	1.98	2.06	(0.06)	(0.00)	(0.06)	14.54
8-1-02 to 7-31-03	11.81	0.12	0.72	0.84	(0.11)	(0.00)	(0.11)	12.54
10-1-01 to 7-31-02	12.59	0.08	(0.78)	(0.70)	(0.08)	(0.00)	(0.08)	11.81
10-1-00 to 9-30-01	15.08	0.09	(2.50)	(2.41)	(0.08)	(0.00)	(0.08)	12.59

Class B
4-1-05 to 3-31-06	$17.04	($0.03)	$2.23	$2.20	$0.00	$(0.41)	$(0.41)	$18.83
4-1-05 to 3-31-06	15.97	(0.04)	1.12	1.08	(0.01)	(0.00)	(0.01)	17.04
4-1-04 to 3-31-05	14.50	0.03	1.44	1.47	(0.00)	(0.00)	(0.00)	15.97
12-8-03* to 3-31-04	13.63	0.01	0.90	0.91	(0.04)	(0.00)	(0.04)	14.50

Class C
4-1-05 to 3-31-06	$17.08	($0.01)	$2.24	$2.23	$0.00	$(0.41)	$(0.41)	$18.90
4-1-05 to 3-31-06	16.00	(0.04)	1.13	1.09	(0.01)	(0.00)	(0.01)	17.08
4-1-04 to 3-31-05	14.51	0.03	1.46	1.49	(0.00)	(0.00)	(0.00)	16.00
12-8-03* to 3-31-04	13.63	0.02	0.90	0.92	(0.04)	(0.00)	(0.04)	14.51

Class Y
4-1-06 to 3-31-07	$17.18	$0.22	$2.22	$2.44	$(0.17)	$(0.41)	$(0.58)	$19.04
4-1-05 to 3-31-06	16.05	0.13	1.15	1.28	(0.15)	(0.00)	(0.15)	17.18
4-1-04 to 3-31-05	14.54	0.17	1.49	1.66	(0.15)	(0.00)	(0.15)	16.05
12-8-03* to 3-31-04	13.63	0.01	0.95	0.96	(0.05)	(0.00)	(0.05)	14.54

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Voluntary Expense Waiver		Ratio of Expenses to Average Net Assets excluding Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets excluding Voluntary Expense Waiver		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	14.12%	[a]	$73	1.49%		1.49%	[b]	0.76%		0.76%	[b]	61%
4-1-05 to 3-31-06	7.75%	[a]	58	1.53%		1.53%	[b]	0.65%		0.65%	[b]	63%
4-1-04 to 3-31-05	11.21%	[a]	41	1.47%		1.47%	[b]	0.92%		0.92%	[b]	81%
8-1-03 to 3-31-04	16.32%	[a]	52	1.45%	[c,d]	1.52%	[c,d]	0.61%	[c,d]	0.53%	[c,d]	86%
8-1-02 to 7-31-03	7.23%	[a]	64	1.29%		1.50%		1.05%		0.84%		123%
10-1-01 to 7-31-02	-5.72%	[a]	58	1.24%	[c]	1.41%	[c]	0.70%	[c]	0.53%	[c]	95%
10-1-00 to 9-30-01	-15.97%	[a]	66	1.24%		1.39%		0.61%		0.46%		148%

Class B
4-1-05 to 3-31-06	12.99%		$6	2.46%		N/A		-0.21%		N/A		61%
4-1-05 to 3-31-06	6.73%		5	2.50%		N/A		-0.33%		N/A		63%
4-1-04 to 3-31-05	10.14%		2	2.53%		N/A		0.07%		N/A		81%
12-8-03* to 3-31-04	6.65%		1	3.12%	[c]	N/A		-1.29%	[c]	N/A		86%	[e]

Class C
4-1-05 to 3-31-06	13.09%		$5	2.38%		N/A		-0.12%		N/A		61%
4-1-05 to 3-31-06	6.80%		4	2.41%		N/A		-0.23%		N/A		63%
4-1-04 to 3-31-05	10.27%		3	2.42%		N/A		0.15%		N/A		81%
12-8-03* to 3-31-04	6.73%		1	2.90%	[c]	N/A		-1.18%	[c]	N/A		86%	[e]

Class Y
4-1-06 to 3-31-07	14.28%		0.29	1.29%		N/A		0.96%		N/A		61%
4-1-05 to 3-31-06	7.99%		12.29	1.31%		N/A		0.89%		N/A		63%
4-1-04 to 3-31-05	11.44%		20.29	1.34%		N/A		1.09%		N/A		81%
12-8-03* to 3-31-04	7.05%		22.38	1.48%	[c]	N/A		0.35%	[c]	N/A		86%	[e]

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.
(c)Annualized.
(d)In connection with the reorganization plan effected December 8, 2003, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that included the effect of income and expenses for those Class B and Class C shares from August 1, 2003 up to the time of merger. Actual expenses that applied to Class A shareholders were lower than shown above.

(e)For the eight months ended March 31, 2004.

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a ten-year period. Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Fund's annual expense ratio stays the same throughout the ten-year period (except for Class B shares, which convert to Class A shares after you have held them for eight years) and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge (Load) that might be imposed on the purchase of shares (and deducted from the hypothetical initial investment of $10,000) is reflected in the "Hypothetical Expenses" column. The hypothetical investment information does not reflect the effect of charges, if any, normally applicable to redemptions of shares (for example, CDSC, redemption fees). If redemption charges, if any, were reflected, the amounts shown in the "Hypothetical Expenses" column would be higher, and the amounts shown in the "Hypothetical Ending Investment" column would be lower. Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

Ivy Asset Strategy Fund -- Class A
Annual expense ratio	1.12%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$682.60	$9,790.69
2	$9,790.69	489.53	10,280.22	111.78	10,170.56
3	10,170.56	508.52	10,697.09	116.12	10,565.18
4	10,565.18	528.25	11,093.44	120.62	10,975.11
5	10,975.11	548.75	11,523.87	125.30	11,400.95
6	11,400.95	570.04	11,970.99	130.16	11,843.30
7	11,843.30	592.16	12,435.47	135.21	12,302.82
8	12,302.82	615.14	12,917.96	140.46	12,780.17
9	12,780.17	639.00	13,419.18	145.91	13,276.04
10	13,276.04	663.80	13,939.85	151.57	13,791.15
Cumulative Total	$1,859.73

Ivy Asset Strategy Fund -- Class B
Annual expense ratio	1.97%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$199.98	$10,303.00
2	$10,303.00	515.15	10,818.15	206.04	10,615.18
3	10,615.18	530.75	11,145.93	212.28	10,936.82
4	10,936.82	546.84	11,483.66	218.71	11,268.20
5	11,268.20	563.41	11,831.61	225.34	11,609.63
6	11,609.63	580.48	12,190.11	232.17	11,961.40
7	11,961.40	598.07	12,559.47	239.20	12,323.83
8	12,323.83	616.19	12,940.02	246.45	12,697.24

Converts from Class B to Class A	Annual Expense Ratio: 1.12%

9	12,697.24	634.86	13,332.11	144.96	13,189.90
10	13,189.90	659.49	13,849.39	150.59	13,701.66
Cumulative Total	$2,075.72

Ivy Asset Strategy Fund -- Class C

Annual expense ratio	1.89%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$191.93	$10,311.00
2	10,311.00	515.55	10,826.55	197.90	10,631.67
3	10,631.67	531.58	11,163.25	204.06	10,962.31
4	10,962.31	548.11	11,510.43	210.40	11,303.24
5	11,303.24	565.16	11,868.40	216.95	11,654.77
6	11,654.77	582.73	12,237.51	223.70	12,017.23
7	12,017.23	600.86	12,618.10	230.65	12,390.97
8	12,390.97	619.54	13,010.52	237.83	12,776.33
9	12,776.33	638.81	13,415.15	245.22	13,173.67
10	13,173.67	658.68	13,832.36	252.85	13,583.38
Cumulative Total	$2,211.49

Ivy Asset Strategy Fund -- Class Y
Annual expense ratio	1.14%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$116.20	$10,386.00
2	10,386.00	519.30	10,905.30	120.68	10,786.89
3	10,786.89	539.34	11,326.24	125.34	11,203.27
4	11,203.27	506.16	11,763.43	130.18	11,635.72
5	11,635.72	581.78	12,217.50	135.20	12,084.85
6	12,084.85	604.24	12,689.10	140.42	12,551.33
7	12,551.33	627.56	13,178.90	145.84	13,035.81
8	13,035.81	651.79	13,687.60	151.47	13,538.99
9	13,538.99	676.94	14,215.94	157.32	14,061.60
10	14,061.60	703.08	14,764.68	163.39	14,604.38
Cumulative Total	$1,386.04

Ivy Balanced Fund -- Class A
Annual expense ratio	1.39%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$708.37	$9,765.24
2	$9,765.24	488.26	10,253.50	138.18	10,117.76
3	10,117.76	505.88	10,623.65	143.17	10,483.01
4	10,483.01	524.15	11,007.17	148.34	10,861.45
5	10,861.45	543.07	11,404.52	153.69	11,253.55
6	11,253.55	562.67	11,816.23	159.24	11,659.80
7	11,659.80	582.99	12,242.79	164.99	12,080.72
8	12,080.72	604.03	12,684.76	170.95	12,516.84
9	12,516.84	625.84	13,142.68	177.12	12,968.69
10	12,968.69	648.43	13,617.13	183.51	13,436.86
Cumulative Total	$2,147.56

Ivy Balanced Fund -- Class B
Annual expense ratio	2.39%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$242.11	$10,261.00
2	10,261.00	513.05	10,774.05	248.43	10,528.81
3	10,528.81	526.44	11,055.25	254.92	10,803.61
4	10,803.61	540.18	11,343.79	261.57	11,085.58
5	11,085.58	554.27	11,639.86	268.40	11,374.92
6	11,374.92	568.74	11,943.66	275.40	11,671.80
7	11,671.80	583.59	12,255.39	282.59	11,976.44
8	11,976.44	598.82	12,575.26	289.97	12,289.02

Converts from Class B to Class A	Annual Expense Ratio: 1.39%

9	12,289.02	614.45	12,903.47	173.90	12,732.66
10	12,732.66	636.63	13,369.29	180.17	13,192.31
Cumulative Total	$2,477.46

Ivy Balanced Fund -- Class C
Annual expense ratio	2.16%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$219.06	$10,284.00
2	10,284.00	514.20	10,798.20	225.28	10,576.06
3	10,576.06	528.80	11,104.86	231.68	10,876.42
4	10,876.42	543.82	11,420.24	238.26	11,185.31
5	11,185.31	559.26	11,744.58	245.03	11,502.97
6	11,502.97	575.14	12,078.12	251.99	11,829.66
7	11,829.66	591.48	12,421.14	259.14	12,165.62
8	12,165.62	608.28	12,773.90	266.50	12,511.13
9	12,511.13	625.55	13,136.68	274.07	12,866.44
10	12,866.44	643.32	13,509.76	281.86	13,231.85
Cumulative Total	$2,492.87

Ivy Balanced Fund -- Class Y
Annual expense ratio	1.26%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$128.35	$10,374.00
2	10,374.00	518.70	10,892.70	133.15	10,761.98
3	10,761.98	538.09	11,300.08	138.13	11,164.48
4	11,164.48	558.22	11,722.71	143.30	11,582.03
5	11,582.03	579.10	12,161.13	148.66	12,015.20
6	12,015.20	600.76	12,615.96	154.22	12,464.57
7	12,464.57	623.22	13,087.80	159.99	12,930.74
8	12,930.74	646.53	13,577.28	165.97	13,414.35
9	13,414.35	670.71	14,085.07	172.18	13,916.05
10	13,916.05	695.80	14,644.85	178.62	14,436.51
Cumulative Total	$1,522.57

Ivy Capital Appreciation Fund -- Class A
Annual expense ratio	1.35%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$704.55	$9,769.01
2	9,769.01	488.45	10,257.46	134.28	10,125.58
3	10,125.58	506.27	10,631.86	139.19	10,495.16
4	10,495.16	524.75	11,019.92	144.27	10,878.23
5	10,878.23	543.91	11,422.15	149.53	11,275.29
6	11,275.29	563.76	11,839.05	154.99	11,686.84
7	11,686.84	584.34	12,271.18	160.65	12,113.41
8	12,113.41	605.67	12,719.08	166.51	12,555.55
9	12,555.55	627.77	13,183.32	172.59	13,013.82
10	13,013.82	650.69	13,664.52	178.89	13,488.83
Cumulative Total	$2,105.45

Ivy Capital Appreciation Fund -- Class B
Annual expense ratio	2.51%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$254.12	$10,249.00
2	10,249.00	512.45	10,761.45	260.45	10,504.20
3	10,504.20	525.21	11,029.41	266.93	10,765.75
4	10,765.75	538.28	11,304.04	273.58	11,033.82
5	11,033.82	551.69	11,585.51	280.39	11,308.56
6	11,308.56	565.42	11,873.99	287.37	11,590.14
7	11,590.14	579.50	12,169.65	294.53	11,878.74
8	11,878.74	593.93	12,472.67	301.86	12,174.52

Converts from Class B to Class A	Annual Expense Ratio: 1.35%

9	12,174.52	608.72	12,783.24	167.35	12,618.89
10	12,618.89	630.94	13,249.83	173.46	13,079.48
Cumulative Total	$2,560.04

Ivy Capital Appreciation Fund -- Class C
Annual expense ratio	2.19%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$222.07	$10,281.00
2	10,281.00	514.05	10,795.05	228.31	10,569.89
3	10,569.89	528.49	11,098.39	234.73	10,866.91
4	10,866.91	543.34	11,410.25	241.32	11,172.27
5	11,172.27	558.61	11,730.88	248.11	11,486.21
6	11,486.21	574.31	12,060.52	255.08	11,808.97
7	11,808.97	590.44	12,399.42	262.25	12,140.80
8	12,140.80	607.04	12,747.84	269.61	12,481.96
9	12,481.96	624.09	13,106.06	277.19	12,832.70
10	12,832.70	641.63	13,474.34	284.98	13,193.30
Cumulative Total	$2,523.65

Ivy Capital Appreciation Fund -- Class Y
Annual expense ratio	1.31%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$133.41	$10,369.00
2	10,369.00	518.45	10,887.45	138.34	10,751.61
3	10,751.61	537.58	11,289.19	143.44	11,148.35
4	11,148.35	557.41	11,705.76	148.73	11,559.72
5	11,559.72	577.98	12,137.71	154.22	11,986.27
6	11,986.27	599.31	12,585.59	159.91	12,428.57
7	12,428.57	621.42	13,050.00	165.81	12,887.18
8	12,887.18	644.35	13,531.54	171.93	13,362.72
9	13,362.72	668.13	14,030.86	178.28	13,855.80
10	13,855.80	692.79	14,548.59	184.86	14,367.08
Cumulative Total	$1,578.93

Ivy Core Equity Fund -- Class A
Annual expense ratio	1.37%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$706.46	$9,767.12
2	9,767.12	488.34	10,255.48	136.23	10,121.67
3	10,121.67	506.08	10,627.75	141.18	10,489.09
4	10,489.09	524.45	11,013.54	146.30	10,869.84
5	10,869.84	543.49	11,413.33	151.61	11,264.42
6	11,264.42	563.22	11,827.64	157.12	11,673.31
7	11,673.31	583.66	12,256.98	162.82	12,097.06
8	12,097.06	604.85	12,701.91	168.73	12,536.18
9	12,536.18	626.80	13,162.99	174.86	12,991.24
10	12,991.24	649.56	13,640.80	181.21	13,462.82
Cumulative Total	$2,126.52

Ivy Core Equity Fund -- Class B
Annual expense ratio	2.29%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$232.10	$10,271.00
2	10,271.00	513.55	10,784.55	238.39	10,549.34
3	10,549.34	527.46	11,076.81	244.85	10,835.23
4	10,835.23	541.76	11,376.99	251.48	11,128.86
5	11,128.86	556.44	11,685.30	258.30	11,430.45
6	11,430.45	571.52	12,001.98	265.30	11,740.22
7	11,740.22	587.01	12,327.23	272.49	12,058.38
8	12,058.38	602.91	12,661.30	279.87	12,385.16

Converts from Class B to Class A	Annual Expense Ratio: 1.37%

9	12,385.16	619.25	13,004.42	172.75	12,834.74
10	12,834.74	641.73	13,476.48	179.02	13,300.64

Cumulative Total	$2,394.55

Ivy Core Equity Fund -- Class C
Annual expense ratio	2.13%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$216.05	$10,287.00
2	10,287.00	514.35	10,801.35	222.25	10,582.23
3	10,582.23	529.11	11,111.34	228.63	10,885.94
4	10,885.94	544.29	11,430.24	235.19	11,198.37
5	11,198.37	559.91	11,758.29	241.94	11,519.76
6	11,519.76	575.98	12,095.75	248.89	11,850.38
7	11,850.38	592.51	12,442.90	256.03	12,190.49
8	12,190.49	609.52	12,800.01	263.38	12,540.35
9	12,540.35	627.01	13,167.37	270.94	12,900.26
10	12,900.26	645.01	13,545.27	278.71	13,270.50
Cumulative Total	$2,462.01

Ivy Core Equity Fund -- Class Y
Annual expense ratio	1.22%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$124.30	$10,378.00
2	10,378.00	518.90	10,896.90	129.00	10,770.28
3	10,770.28	538.51	11,308.80	133.88	11,177.40
4	11,177.40	558.87	11,736.27	138.94	11,599.91
5	11,599.91	579.99	12,179.90	144.19	12,038.38
6	12,038.38	601.91	12,640.30	149.64	12,493.43
7	12,493.43	624.67	13,118.11	155.30	12,965.69
8	12,965.69	648.28	13,613.97	161.17	13,455.79
9	13,455.79	672.78	14,128.58	167.26	13,964.42
10	13,964.42	698.22	14,662.64	173.58	14,492.27
Cumulative Total	$1,477.26

Ivy Cundill Global Value Fund -- Class A
Annual expense ratio	1.55%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$723.60	$9,750.162
2	9,750.162	487.50	10,237.67	153.73	10,086.54
3	10,086.54	504.32	10,590.87	159.03	10,434.52
4	10,434.52	521.72	10,956.25	164.52	10,794.52
5	10,794.52	539.72	11,334.24	170.20	11,166.93
6	11,166.93	558.34	11,725.27	176.07	11,552.19
7	11,552.19	577.60	12,129.79	182.14	11,950.74
8	11,950.74	597.53	12,548.27	188.43	12,363.04
9	12,363.04	618.15	12,981.19	194.93	12,789.56
10	12,789.56	639.47	13,429.04	201.65	13,230.80
Cumulative Total	$2,314.30

Ivy Cundill Global Value Fund -- Class B
Annual expense ratio	2.44%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$247.12	$10,256.00
2	10,256.00	512.80	10,768.80	253.44	10,518.55
3	10,518.55	525.92	11,044.48	259.93	10,787.82
4	10,787.82	539.39	11,327.22	266.59	11,063.99
5	11,063.99	553.19	11,617.19	273.41	11,347.23
6	11,347.23	567.36	11,914.59	280.41	11,637.72
7	11,637.72	581.88	12,219.61	287.59	11,935.65
8	11,935.65	596.78	12,532.43	294.95	12,241.20

Converts from Class B to Class A	Annual Expense Ratio: 1.55%

9	12,241.20	612.06	12,853.26	193.01	12,663.52
10	12,663.52	633.17	13,296.70	199.67	13,100.41
Cumulative Total	$2,556.12

Ivy Cundill Global Value Fund -- Class C
Annual expense ratio	2.21%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$224.08	$10,279.00
2	10,279.00	513.95	10,792.95	230.33	10,565.78
3	10,565.78	528.28	11,094.07	236.76	10,860.56
4	10,860.56	543.02	11,403.59	243.36	11,163.57
5	11,163.57	558.17	11,721.75	250.15	11,475.04
6	11,475.04	573.75	12,048.79	257.13	11,795.19
7	11,795.19	589.75	12,384.95	264.31	12,124.28
8	12,124.28	606.21	12,730.49	271.68	12,462.55
9	12,462.55	623.12	13,085.67	279.26	12,810.25
10	12,810.25	640.51	13,450.76	287.05	13,167.66
Cumulative Total	$2,544.11

Ivy Cundill Global Value Fund -- Class Y
Annual expense ratio	1.42%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$144.54	$10,358.00
2	10,358.00	517.90	10,875.90	149.71	10,728.81
3	10,728.81	536.44	11,265.25	155.07	11,112.90
4	11,112.90	555.64	11,668.55	160.62	11,510.75
5	11,510.75	575.53	12,086.28	166.37	11,922.83
6	11,922.83	596.14	12,518.97	172.33	12,349.67
7	12,349.67	617.48	12,967.15	178.50	12,791.79
8	12,791.79	639.58	13,431.38	184.89	13,249.73
9	13,249.73	662.48	13,912.22	191.51	13,724.07
10	13,724.07	686.20	14,410.28	198.37	14,215.39
Cumulative Total	$1,701.91

Ivy Dividend Income Fund -- Class A
Annual expense ratio	1.38%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$707.41	$9,766.18
2	9,766.18	488.30	10,254.49	137.21	10,119.72
3	10,119.72	505.98	10,625.70	142.17	10,486.05
4	10,486.05	524.30	11,010.32	147.32	10,865.65
5	10,865.65	543.28	11,408.93	152.66	11,258.98
6	11,258.98	562.94	11,821.93	158.18	11,666.56
7	11,666.56	583.32	12,249.88	163.91	12,088.89
8	12,088.89	604.44	12,693.33	169.84	12,526.50
9	12,526.50	626.32	13,152.83	175.99	12,979.96
10	12,979.96	649.99	13,628.96	182.36	13,449.84
Cumulative Total	$2,137.05

Ivy Dividend Income Fund -- Class B
Annual expense ratio	2.30%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$233.10	$10,270.00
2	10,270.00	513.50	10,783.50	239.39	10,547.29
3	10,547.29	527.36	11,074.65	245.86	10,832.06
4	10,832.06	541.60	11,373.67	252.50	11,124.53
5	11,124.53	556.22	11,680.75	259.31	11,424.89
6	11,424.89	571.24	11,996.13	266.32	11,733.36
7	11,733.36	586.66	12,320.03	273.51	12,050.16
8	12,050.16	602.50	12,652.67	280.89	12,375.52

Converts from Class B to Class A	Annual Expense Ratio: 1.38%

9	12,375.52	618.77	12,994.29	173.87	12,823.51
10	12,823.51	641.17	13,464.69	180.16	13,287.72
Cumulative Total	$2,404.91

Ivy Dividend Income Fund -- Class C
Annual expense ratio	2.17%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$220.07	$10,283.00
2	10,283.00	514.15	10,797.15	226.29	10,574.00
3	10,574.00	528.70	11,102.70	232.70	10,873.25
4	10,873.25	543.66	11,416.91	239.28	11,180.96
5	11,180.96	559.04	11,740.01	246.06	11,497.38
6	11,497.38	574.86	12,072.25	253.02	11,822.76
7	11,822.76	591.13	12,413.90	260.18	12,157.34
8	12,157.34	607.86	12,765.21	267.54	12,501.40
9	12,501.40	625.07	13,126.47	275.11	12,855.19
10	12,855.19	642.75	13,497.95	282.90	13,218.99
Cumulative Total	$2,503.15

Ivy Dividend Income Fund -- Class Y
Annual expense ratio	1.29%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$131.39	$10,371.00
2	10,371.00	518.55	10,889.55	136.26	10,755.76
3	10,755.76	537.78	11,293.55	141.32	11,154.80
4	11,154.80	557.74	11,712.54	146.56	11,568.64
5	11,568.64	578.43	12,147.07	152.00	11,997.84
6	11,997.84	599.89	12,597.73	157.64	12,442.96
7	12,442.96	622.14	13,065.11	163.49	12,904.59
8	12,904.59	645.22	13,549.82	169.55	13,383.35
9	13,383.35	669.16	14,052.52	175.84	13,879.87
10	13,879.87	693.99	14,573.87	182.37	14,394.82
Cumulative Total	$1,556.42

Ivy Energy Fund -- Class A
Annual expense ratio	3.56%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$912.94	$9,560.72
2	9,560.72	478.03	10,038.75	342.81	9,698.39
3	9,698.39	484.91	10,183.31	347.74	9,838.05
4	9,838.05	491.90	10,329.95	352.75	9,979.71
5	9,979.71	498.98	10,478.70	357.83	10,123.42
6	10,123.42	506.17	10,629.59	362.98	10,269.20
7	10,269.20	513.46	10,782.66	368.21	10,417.08
8	10,417.08	520.85	10,937.93	373.51	10,567.08
9	10,567.08	528.35	11,095.44	378.89	10,719.25
10	10,719.25	535.96	11,255.21	384.35	10,873.61
Cumulative Total	$4,182.01

Ivy Energy Fund -- Class B
Annual expense ratio	4.09%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$410.86	$10,091.00
2	10,091.00	504.55	10,595.55	414.59	10,182.82
3	10,182.82	509.14	10,691.96	418.37	10,275.49
4	10,275.49	513.77	10,789.26	422.17	10,368.99
5	10,368.99	518.44	10,887.44	426.02	10,463.35
6	10,463.35	523.16	10,986.52	429.89	10,558.57
7	10,558.57	527.92	11,086.50	433.81	10,654.65
8	10,654.65	532.73	11,187.38	437.75	10,751.61

Converts from Class B to Class A	Annual Expense Ratio: 3.56%

9	10,751.61	537.58	11,289.19	385.51	10,906.43
10	10,906.43	545.32	11,451.75	391.06	11,063.48
Cumulative Total	$4,170.03

Ivy Energy Fund -- Class C
Annual expense ratio	4.06%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$407.90	$10,094.00
2	10,094.00	504.70	10,598.70	411.74	10,188.88
3	10,188.88	509.44	10,698.32	415.61	10,284.65
4	10,284.65	514.23	10,798.89	419.51	10,381.33
5	10,381.33	519.06	10,900.40	423.46	10,478.91
6	10,478.91	523.94	11,002.94	427.44	10,577.42
7	10,577.42	528.87	11,106.29	431.46	10,676.84
8	10,676.84	533.84	11,210.69	435.51	10,777.21
9	10,777.21	538.86	11,316.07	439.61	10,878.51
10	10,878.51	543.92	11,422.44	443.74	10,980.77
Cumulative Total	$4,255.98

Ivy Energy Fund -- Class Y
Annual expense ratio	3.29%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	331.81	$10,171.00
2	10,171.00	508.55	10,679.55	337.48	10,344.92
3	10,344.92	517.24	10,862.17	343.25	10,521.82
4	10,521.82	526.09	11,047.91	349.12	10,701.74
5	10,701.74	535.08	11,236.83	355.09	10,884.74
6	10,884.74	544.23	11,428.98	361.16	11,070.87
7	11,070.87	553.54	11,624.41	367.34	11,260.18
8	11,260.18	563.00	11,823.19	373.62	11,452.73
9	11,452.73	572.63	12,025.37	380.01	11,648.57
10	11,648.57	582.42	12,231.00	386.51	11,847.76
Cumulative Total	$3,585.39

Ivy European Opportunities Fund -- Class A
Annual expense ratio	1.62%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$730.26	$9,743.56
2	9,743.56	487.17	10,230.74	160.51	10,072.89
3	10,072.89	503.64	10,576.54	165.93	10,413.36
4	10,413.36	520.66	10,934.02	171.54	10,765.33
5	10,765.33	538.26	11,303.59	177.34	11,129.20
6	11,129.20	556.46	11,685.66	183.34	11,505.36
7	11,505.36	575.26	12,080.63	189.53	11,894.24
8	11,894.24	594.71	12,488.96	195.94	12,296.27
9	12,296.27	614.81	12,911.08	202.56	12,711.88
10	12,711.88	635.59	13,347.48	209.41	13,141.55
Cumulative Total	$2,386.36

Ivy European Opportunities Fund -- Class B
Annual expense ratio	2.37%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$240.11	$10,263.00
2	10,263.00	513.15	10,776.15	246.43	10,532.91
3	10,532.91	526.64	11,059.56	252.91	10,809.93
4	10,809.93	540.49	11,350.42	259.56	11,094.23
5	11,094.23	554.71	11,648.94	266.39	11,386.01
6	11,386.01	569.30	11,955.31	273.39	11,685.46
7	11,685.46	584.27	12,269.73	280.58	11,992.79
8	11,992.79	599.63	12,592.43	287.96	12,308.20

Converts from Class B to Class A	Annual Expense Ratio: 1.62%

9	12,308.20	615.41	12,923.61	202.76	12,724.21
10	12,725.45	636.21	13,360.43	209.61	13,154.29
Cumulative Total	$2,519.70

Ivy European Opportunities Fund -- Class C
Annual expense ratio	2.30%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$233.10	$10,270.00
2	10,270.00	513.50	10,783.50	239.39	10,547.29
3	10,547.29	527.36	11,074.65	245.86	10,832.06
4	10,832.06	541.60	11,373.67	252.50	11,124.53
5	11,124.53	556.22	11,680.75	259.31	11,424.89
6	11,424.89	571.24	11,996.13	266.32	11,733.36
7	11,733.36	586.66	12,320.03	273.51	12,050.16
8	12,050.16	602.50	12,652.67	280.89	12,375.52
9	12,375.52	618.77	12,994.29	288.47	12,709.66
10	12,709.66	635.48	13,345.14	296.26	13,052.82
Cumulative Total	$2,635.61

Ivy European Opportunities Fund -- Class Y
Annual expense ratio	1.41%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$143.53	$10,359.00
2	10,359.00	517.95	10,876.95	148.68	10,730.88
3	10,730.88	536.54	11,267.43	154.02	11,116.12
4	11,116.12	555.80	11,671.93	159.55	11,515.19
5	11,515.19	575.75	12,090.95	165.27	11,928.59
6	11,928.59	596.42	12,525.02	171.21	12,356.82
7	12,356.82	617.84	12,974.66	177.35	12,800.43
8	12,800.43	640.02	13,440.45	183.72	13,259.97
9	13,259.97	662.99	13,922.97	190.32	13,736.00
10	13,736.00	686.80	14,422.80	197.15	14,229.12
Cumulative Total	$1,690.80

Ivy Global Natural Resources Fund -- Class A
Annual expense ratio	1.29%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$698.83	$9,774.66
2	9,774.66	488.73	10,263.40	128.43	10,137.30
3	10,137.30	506.86	10,644.17	133.19	10,513.40
4	10,513.40	525.67	11,039.07	138.13	10,903.44
5	10,903.44	545.17	11,448.62	143.26	11,307.96
6	11,307.96	565.39	11,873.36	148.57	11,727.49
7	11,727.49	586.37	12,313.86	154.09	12,162.58
8	12,162.58	608.12	12,770.71	159.80	12,613.81
9	12,613.81	630.69	13,244.50	165.73	13,081.78
10	13,081.78	654.08	13,735.87	171.88	13,567.12
Cumulative Total	$2,041.91

Ivy Global Natural Resources Fund -- Class B
Annual expense ratio	2.10%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$213.04	$10,290.00
2	10,290.00	514.50	10,804.50	219.22	10,588.41
3	10,588.41	529.42	11,117.83	225.58	10,895.47
4	10,895.47	544.77	11,440.24	232.12	11,211.44
5	11,211.44	560.57	11,772.01	238.85	11,536.57
6	11,536.57	576.82	12,113.40	245.78	11,871.13
7	11,871.13	593.55	12,464.69	252.90	12,215.39
8	12,215.39	610.76	12,826.16	260.24	12,569.64

Converts from Class B to Class A	Annual Expense Ratio: 1.29%

9	12,569.64	628.48	13,198.12	165.15	13,035.97
10	13,035.97	651.79	13,687.77	171.28	13,519.61
Cumulative Total	$2,224.16

Ivy Global Natural Resources Fund -- Class C
Annual expense ratio	2.02%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$205.00	$10,298.00
2	10,298.00	514.90	10,812.90	211.11	10,604.88
3	10,604.88	530.24	11,135.12	217.41	10,920.90
4	10,920.90	546.04	11,466.95	223.88	11,246.34
5	11,246.34	562.31	11,808.66	230.56	11,581.49
6	11,581.49	579.07	12,160.56	237.43	11,926.61
7	11,926.61	596.33	12,522.94	244.50	12,282.03
8	12,282.03	614.10	12,896.13	251.79	12,648.03
9	12,648.03	632.40	13,280.43	259.29	13,024.94
10	13,024.94	651.24	13,676.19	267.02	13,413.09
Cumulative Total	$2,347.99

Ivy Global Natural Resources Fund -- Class Y
Annual expense ratio	1.26%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$128.35	$10374.00
2	10374.00	518.70	10,892.70	133.15	10,761.98
3	10,761.98	538.09	11,300.08	138.13	11,164.48
4	11,164.48	558.22	11,722.71	143.30	11,582.03
5	11,582.03	579.10	12,161.13	148.66	12,015.20
6	12,015.20	600.76	12,615.96	154.22	12,464.57
7	12,464.57	623.22	13,087.80	159.99	12,930.74
8	12,930.74	646.53	13,577.28	165.97	13,414.35
9	13,414.35	670.71	14,085.07	172.18	13,916.05
10	13,916.05	695.80	14,611.85	178.62	14,436.51
Cumulative Total	$1,522.57

Ivy International Balanced Fund -- Class A
Annual expense ratio	1.38%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$707.41	$9,766.18
2	9,766.18	488.30	10,254.49	137.21	10,119.72
3	10,119.72	505.98	10,625.70	142.17	10,486.05
4	10,486.05	524.30	11,010.32	147.32	10,865.65
5	10,865.65	543.28	11,408.93	152.66	11,258.98
6	11,258.98	562.94	11,821.93	158.18	11,666.56
7	11,666.56	583.32	12,249.88	163.91	12,088.89
8	12,088.89	604.44	12,693.33	169.84	12,526.50
9	12,526.50	626.32	13,152.83	175.99	12,979.96
10	12,979.96	649.99	13,628.96	182.36	13,449.84
Cumulative Total	$2,137.05

Ivy International Balanced Fund -- Class B
Annual expense ratio	2.35%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$238.11	$10,265.00
2	10,265.00	513.25	10,778.25	244.42	10,537.02
3	10,537.02	526.85	11,063.87	250.90	10,816.25
4	10,816.25	540.81	11,357.06	257.54	11,102.88
5	11,102.88	555.14	11,658.02	264.37	11,397.11
6	11,397.11	569.85	11,966.96	271.38	11,699.13
7	11,699.13	584.95	12,284.09	278.57	12,009.16
8	12,009.16	600.45	12,609.61	285.95	12,327.40

Converts from Class B to Class A	Annual Expense Ratio: 1.38%

9	12,327.40	616.37	12,943.77	173.19	12,773.65
10	12,773.65	638.68	13,412.33	179.46	13,236.06
Cumulative Total	$2,443.89

Ivy International Balanced Fund -- Class C
Annual expense ratio	2.12%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$215.05	$10,288.00
2	10,288.00	514.40	10,802.40	221.24	10,584.29
3	10,584.29	529.21	11,113.50	227.61	10,889.12
4	10,889.12	544.45	11,433.57	234.17	11,202.72
5	11,202.72	560.13	11,762.86	240.91	11,525.36
6	11,525.36	576.26	12,101.63	247.85	11,857.29
7	11,857.29	592.86	12,450.16	254.99	12,198.78
8	12,198.78	609.93	12,808.72	262.33	12,550.11
9	12,550.11	627.50	13,177.61	269.89	12,911.55
10	12,911.55	645.57	13,557.13	277.66	13,283.40
Cumulative Total	$2,451.70

Ivy International Balanced Fund -- Class Y
Annual expense ratio	1.25%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$127.34	$10,375.00
2	10,375.00	518.75	10,893.75	132.11	10,764.06
3	10,764.06	538.20	11,302.26	137.07	11,167.71
4	11,167.71	558.38	11,726.10	142.21	11,586.50
5	11,586.50	579.32	12,165.82	147.54	12,020.99
6	12,020.99	601.04	12,622.04	153.07	12,471.78
7	12,471.78	623.58	13,095.37	158.82	12,939.47
8	12,939.47	646.97	12,586.45	164.77	13,424.70
9	13,424.70	671.23	14,095.94	170.95	13,928.13
10	13,928.13	696.40	14,624.54	177.36	14,450.43
Cumulative Total	$1,511.24

Ivy International Core Equity Fund (formerly, Ivy International Value Fund) -- Class A
Annual expense ratio	1.61%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$729.31	$9,744.50
2	9,744.50	487.22	10,231.73	159.54	10,074.84
3	10,074.84	503.74	10,578.58	164.95	10,416.38
4	10,416.38	520.81	10,937.20	170.54	10,769.49
5	10,769.49	538.47	11,307.97	176.32	11,134.58
6	11,134.58	556.72	11,691.31	182.30	11,512.04
7	11,512.04	575.60	12,087.64	188.48	11,902.30
8	11,902.30	595.11	12,497.42	194.87	12,305.79
9	12,305.79	615.28	12,921.08	201.48	12,722.96
10	12,722.96	636.14	13,359.10	208.31	13,154.26
Cumulative Total	$2,376.10

Ivy International Core Equity Fund -- Class B
Annual expense ratio	2.35%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$238.11	$10,265.00
2	10,265.00	513.25	10,778.25	244.42	10,537.02
3	10,537.02	526.85	11,063.87	250.90	10,816.25
4	10,816.25	540.81	11,357.06	257.54	11,102.88
5	11,102.88	555.14	11,658.02	264.37	11,397.11
6	11,397.11	569.85	11,966.96	271.38	11,699.13
7	11,699.13	584.95	12,284.09	278.57	12,009.16
8	12,009.16	600.45	12,609.61	285.95	12,327.40

Converts from Class B to Class A         Annual Expense Ratio: 1.61%

9	12,327.40	616.37	12,943.77	195.61	12,751.46
10	12,751.46	637.57	13,389.04	202.34	13,091.11
Cumulative Total	$2,489.19

Ivy International Core Equity Fund -- Class C
Annual expense ratio	2.29%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$232.10	$10,271.00
2	10,271.00	513.55	10,784.55	238.39	10,549.34
3	10,549.34	527.46	11,076.81	244.85	10,835.23
4	10,835.23	541.76	11,376.99	251.48	11,128.86
5	11,128.86	556.44	11,685.30	258.30	11,430.45
6	11,430.45	571.52	12,001.98	265.30	11,740.22
7	11,740.22	587.01	12,327.23	272.49	12,058.38
8	12,058.38	602.91	12,661.30	279.87	12,385.16
9	12,385.16	619.25	13,004.42	287.46	12,720.80
10	12,720.80	636.04	13,356.84	295.25	13,065.53
Cumulative Total	$2,625.49

Ivy International Core Equity Fund -- Class Y
Annual expense ratio	1.46%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$148.58	$10,354.00
2	10,354.00	517.70	10,871.70	153.84	10,720.53
3	10,720.53	536.02	11,256.55	159.29	11,100.03
4	11,100.03	555.00	11,655.04	164.92	11,492.97
5	11,492.97	574.64	12,067.62	170.76	11,899.83
6	11,899.83	594.99	12,494.82	176.81	12,321.08
7	12,321.08	616.05	12,937.13	183.07	12,757.25
8	12,757.25	637.86	13,395.11	189.55	13,208.85
9	13,208.85	660.44	13,869.30	196.26	13,676.45
10	13,676.45	683.82	14,360.27	203.21	14,160.59
Cumulative Total	$1,746.29

Ivy International Growth Fund (formerly, Ivy International Fund) -- Class A
Annual expense ratio	1.46%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$715.045	$9,758.64
2	9,758.64	487.93	10,246.57	144.99	10,104.10
3	10,104.10	505.20	10,609.30	150.13	10,461.78
4	10,461.78	523.08	10,984.87	155.44	10,832.13
5	10,832.13	541.60	11,373.74	160.94	11,215.59
6	11,215.59	560.77	11,776.37	166.64	11,612.62
7	11,612.62	580.63	12,193.25	172.54	12,023.70
8	12,023.70	601.18	12,624.89	178.65	12,449.34
9	12,449.34	622.46	13,071.81	184.97	12,890.05
10	12,890.05	644.50	13,534.55	191.52	13,346.36
Cumulative Total	$2,220.86

Ivy International Growth Fund -- Class B
Annual expense ratio	2.55%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$258.12	$10,245.00
2	10,245.00	512.25	10,757.25	264.44	10,496.00
3	10,496.00	524.80	11,020.80	270.92	10,753.15
4	10,753.15	537.65	11,290.81	277.56	11,016.60
5	11,016.60	550.83	11,567.43	284.36	11,286.51
6	11,286.51	564.32	11,850.83	291.33	11,563.03
7	11,563.03	578.15	12,141.18	298.46	11,846.32
8	11,846.32	592.31	12,438.64	305.78	12,136.56

Converts from Class B to Class A	Annual Expense Ratio: 1.46%

9	12,136.56	606.82	12,743.39	180.33	12,566.19
10	12,566.19	628.30	13,194.50	186.71	13,011.04
Cumulative Total	$2,618.01

Ivy International Growth Fund -- Class C
Annual expense ratio	2.54%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$257.12	$10,246.00
2	10,246.00	512.30	10,758.30	263.44	10,498.05
3	10,498.05	524.90	11,022.95	269.93	10,756.30
4	10,756.30	537.81	11,294.11	276.57	11,020.90
5	11,020.90	551.04	11,571.95	283.37	11,292.02
6	11,292.02	564.60	11,856.62	290.34	11,569.80
7	11,569.80	578.49	12,148.29	297.48	11,854.42
8	11,854.42	592.72	12,447.14	304.80	12,146.04
9	12,146.04	607.30	12,753.34	312.30	12,444.83
10	12,444.83	622.24	13,067.07	319.98	12,750.97
Cumulative Total	$2,875.33

Ivy International Growth Fund -- Class Y
Annual expense ratio	1.46%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$148.58	$10,354.00
2	10,354.00	517.70	10,871.70	153.84	10,720.53
3	10,720.53	536.02	11,256.55	159.29	11,100.03
4	11,100.03	555.00	11,655.04	164.92	11,492.97
5	11,492.97	574.64	12,067.62	170.76	11,899.83
6	11,899.83	594.99	12,494.82	176.81	12,321.08
7	12,321.08	616.05	12,937.13	183.07	12,757.25
8	12,757.25	637.86	13,395.11	189.55	13,208.85
9	13,208.85	660.44	13,869.30	196.26	13,676.45
10	13,676.45	683.82	14,360.27	203.21	14,160.59
Cumulative Total	$1,746.29

Ivy Large Cap Growth Fund -- Class A
Annual expense ratio	1.15%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$685.47	$9,787.86
2	9,787.86	489.39	10,277.25	114.72	10,164.69
3	10,164.69	508.23	10,672.93	119.14	10,556.03
4	10,556.03	527.80	11,083.83	123.73	10,962.44
5	10,962.44	548.12	11,510.56	128.49	11,384.49
6	11,384.49	569.22	11,953.72	133.44	11,822.80
7	11,822.80	591.14	12,413.94	138.57	12,277.97
8	12,277.97	613.89	12,891.87	143.91	12,750.68
9	12,750.68	637.53	13,388.21	149.45	13,241.58
10	13,241.58	662.07	13,903.66	155.20	13,751.38
Cumulative Total	$1,892.12

Ivy Large Cap Growth Fund -- Class B
Annual expense ratio	2.43%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$246.12	$10,257.00
2	10,257.00	512.85	10,769.85	252.44	10,520.60
3	10,520.60	526.03	11,046.63	258.93	10,790.98
4	10,790.98	539.54	11,330.53	265.59	11,068.31
5	11,068.31	553.41	11,621.72	272.41	11,352.76
6	11,352.76	567.63	11,920.40	279.41	11,644.53
7	11,644.53	582.22	12,226.76	286.59	11,943.79
8	11,943.79	597.18	12,540.98	293.96	12,250.75

Converts from Class B to Class A	Annual Expense Ratio: 1.15%

9	12,250.75	612.53	12,863.29	143.59	12,722.40
10	12,722.40	636.12	13,358.52	149.12	13,212.22
Cumulative Total	$2,448.16

Ivy Large Cap Growth Fund -- Class C

Annual expense ratio	2.18%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$221.07	$10,282.00
2	10,282.00	514.10	10,796.10	227.30	10,571.95
3	10,571.95	528.59	11,100.55	233.71	10,870.08
4	10,870.08	543.50	11,413.58	240.30	11,176.61
5	11,176.61	558.83	11,735.44	247.08	11,491.79
6	11,491.79	574.58	12,068.38	254.05	11,815.86
7	11,815.86	590.79	12,406.66	261.21	12,149.07
8	12,149.07	607.45	12,756.52	268.58	12,491.67
9	12,491.67	624.58	13,116.26	276.15	12,843.94
10	12,843.94	642.19	13,486.14	283.94	13,206.14
Cumulative Total	$2,513.39

Ivy Large Cap Growth Fund -- Class Y
Annual expense ratio	1.06%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$108.08	$10,394.00
2	10,394.00	519.70	10,913.70	112.34	10,803.52
3	10,803.52	540.17	11,343.69	116.77	11,229.18
4	11,229.18	561.45	11,790.64	121.37	11,671.61
5	11,671.61	583.58	12,255.19	126.15	12,131.47
6	12,131.47	606.57	12,738.04	131.12	12,609.45
7	12,609.45	630.47	13,239.92	136.29	13,106.26
8	13,106.26	655.31	13,761.57	141.66	13,622.65
9	13,622.65	681.13	14,303.78	147.24	14,159.38
10	14,159.38	707.96	14,867.35	153.04	14,717.26
Cumulative Total	$1,294.06

Ivy Mid Cap Growth Fund -- Class A
Annual expense ratio	1.60%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$728.36	$9,745.45
2	9,745.45	487.27	10,232.72	158.57	10,076.79
3	10,076.79	503.83	10,580.63	163.96	10,419.40
4	10,419.40	520.97	10,940.37	169.54	10,773.66
5	10,773.66	538.68	11,312.34	175.30	11,139.97
6	11,139.97	556.99	11,696.96	181.26	11,518.72
7	11,518.72	575.93	12,094.66	187.43	11,910.36
8	11,910.36	595.51	12,505.88	193.80	12,315.31
9	12,315.31	615.76	12,931.08	200.39	12,734.03
10	12,734.03	636.70	13,370.74	207.20	13,166.99
Cumulative Total	$2,365.81

Ivy Mid Cap Growth Fund -- Class B
Annual expense ratio	2.62%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$265.11	$10,238.00
2	10,238.00	511.90	10,749.90	271.42	10,481.66
3	10,481.66	524.08	11,005.74	277.88	10,731.12
4	10,731.12	536.55	11,267.68	284.50	10,986.52
5	10,986.52	549.32	11,535.85	291.27	11,248.00
6	11,248.00	562.40	11,810.40	298.20	11,515.71
7	11,515.71	575.78	12,091.49	305.30	11,789.78
8	11,789.78	589.48	12,379.27	312.56	12,070.38

Converts from Class B to Class A	Annual Expense Ratio: 1.60%

9	12,070.38	603.51	12,673.90	196.40	12,480.77
10	12,480.77	624.03	13,104.81	203.08	12,905.12
Cumulative Total	$2,705.72

Ivy Mid Cap Growth Fund -- Class C
Annual expense ratio	2.38%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$241.11	$10,262.00
2	10,262.00	513.10	10,775.10	247.43	10,530.86
3	10,530.86	526.54	11,057.40	253.91	10,806.77
4	10,806.77	540.33	11,347.11	260.57	11,089.91
5	11,089.91	554.49	11,644.40	267.39	11,380.46
6	11,380.46	569.02	11,949.48	274.40	11,678.63
7	11,678.63	583.93	12,262.56	281.59	11,984.61
8	11,984.61	599.23	12,583.84	288.97	12,298.61
9	12,298.61	614.93	12,913.54	296.54	12,620.83
10	12,620.83	631.04	13,251.87	304.31	12,951.50
Cumulative Total	$2,716.22

Ivy Mid Cap Growth Fund -- Class Y
Annual expense ratio	1.41%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$143.53	$10,359.00
2	10,359.00	517.95	10,876.95	148.68	10,730.88
3	10,730.88	536.54	11,267.43	154.02	11,116.12
4	11,116.12	555.80	11,671.93	159.55	11,515.19
5	11,515.19	575.75	12,090.95	165.27	11,928.59
6	11,928.59	596.42	12,525.02	171.21	12,356.82
7	12,356.82	617.84	12,974.66	177.35	12,800.43
8	12,800.43	640.02	13,440.45	183.72	13,259.97
9	13,259.97	662.99	13,922.97	190.32	13,736.00
10	13,736.00	686.80	14,422.80	197.15	14,229.12
Cumulative Total	$1,690.80

Ivy Pacific Opportunities Fund -- Class A
Annual expense ratio	1.84%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$751.16	$9,722.83
2	9,722.83	486.14	10,208.97	181.72	10,030.07
3	10,030.07	501.50	10,531.57	187.46	10,347.02
4	10,347.02	517.35	10,864.37	193.39	10,673.98
5	10,673.98	533.69	11,207.68	199.50	11,011.28
6	11,011.28	550.56	11,561.84	205.80	11,359.24
7	11,359.24	567.96	11,927.20	212.31	11,718.19
8	11,718.19	585.90	12,304.10	219.02	12,088.48
9	12,088.48	604.42	12,692.91	225.94	12,470.48
10	12,470.48	623.52	13,094.00	233.08	12,864.55
Cumulative Total	$2,609.38

Ivy Pacific Opportunities Fund -- Class B
Annual expense ratio	2.88%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$293.04	$10,210.00
2	10,210.00	510.60	10,722.60	297.22	10,428.49
3	10,428.49	521.42	10,949.91	303.52	10,649.57
4	10,649.57	532.47	11,182.05	309.95	10,875.34
5	10,875.34	543.76	11,419.11	316.53	11,105.90
6	11,105.90	555.29	11,661.20	323.24	11,341.35
7	11,341.35	567.06	11,908.41	330.09	11,581.78
8	11,581.78	579.08	12,160.87	337.09	11,827.32

Converts from Class B to Class A	Annual Expense Ratio: 1.84%

9	11,827.32	591.36	12,418.68	221.06	12,201.06
10	12,201.06	610.05	12,811.11	228.04	12,586.61
Cumulative Total	$2,957.79

Ivy Pacific Opportunities Fund -- Class C
Annual expense ratio	2.60%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$263.12	$10,240.00
2	10,240.00	512.00	10,752.00	260.43	10,485.76
3	10,485.76	524.28	11,010.04	275.90	10,737.41
4	10,737.41	536.87	11,274.28	282.52	10,995.11
5	10,995.11	549.75	11,544.87	289.30	11,258.99
6	11,258.99	562.95	11,821.94	296.24	11,529.21
7	11,529.21	576.46	12,105.67	303.35	11,805.91
8	11,805.91	590.29	12,396.21	310.63	12,089.25
9	12,089.25	604.46	12,693.72	318.09	12,379.40
10	12,379.40	618.97	12,998.37	325.72	12,676.50
Cumulative Total	$2,934.30

Ivy Pacific Opportunities Fund -- Class Y
Annual expense ratio	1.58%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$160.70	$10,342.00
2	10,342.00	517.10	10,859.10	166.19	10,695.69
3	10,695.69	534.78	11,230.48	171.88	11,061.48
4	11,061.48	553.07	11,614.56	177.76	11,439.79
5	11,439.79	571.98	12,011.78	183.83	11,831.03
6	11,831.03	591.55	12,422.58	190.12	12,235.65
7	12,235.65	611.78	12,847.43	196.62	12,654.11
8	12,654.11	632.70	13,286.81	203.35	13,086.88
9	13,086.88	654.34	13,741.22	210.30	13,534.45
10	13,534.45	676.72	14,211.17	217.50	13,997.33
Cumulative Total	$1,878.25

Ivy Real Estate Securities Fund -- Class A
Annual expense ratio	1.57%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$725.51	$9,748.27
2	9,748.27	487.41	10,235.69	155.67	10,082.64
3	10,082.64	504.13	10,586.77	161.01	10,428.47
4	10,428.47	521.42	10,949.90	166.53	10,786.17
5	10,786.17	539.30	11,325.48	172.24	11,156.14
6	11,156.14	557.80	11,713.94	178.15	11,538.79
7	11,538.79	576.93	12,115.73	184.26	11,934.57
8	11,934.57	596.72	12,531.30	190.58	12,343.93
9	12,343.93	617.19	12,961.12	197.12	12,767.32
10	12,767.32	638.36	13,405.69	203.88	13,205.24
Cumulative Total	$2,334.95

Ivy Real Estate Securities Fund -- Class B
Annual expense ratio	2.57%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$260.12	$10,243.00
2	10,243.00	512.15	10,755.15	266.44	10,491.90
3	10,491.90	524.59	11,016.50	272.91	10,746.85
4	10,746.85	537.34	11,284.20	279.55	11,008.00
5	11,008.00	550.40	11,558.40	286.34	11,275.50
6	11,275.50	563.77	11,839.27	293.30	11,549.49
7	11,549.49	577.47	12,126.97	300.42	11,830.14
8	11,830.14	591.50	12,421.65	307.72	12,117.62

Converts from Class B to Class A	Annual Expense Ratio: 1.57%

9	12,117.62	605.88	12,723.50	193.50	12,533.25
10	12,533.25	626.66	13,159.91	200.14	12,963.14
Cumulative Total	$2,660.44

Ivy Real Estate Securities Fund -- Class C
Annual expense ratio	2.39%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$242.11	$10,261.00
2	10,261.00	513.05	10,774.05	248.43	10,528.81
3	10,528.81	526.44	11,055.25	254.92	10,803.61
4	10,803.61	540.18	11,343.79	261.57	11,085.58
5	11,085.58	554.27	11,639.86	268.40	11,374.92
6	11,374.92	568.74	11,943.66	275.40	11,671.80
7	11,671.80	583.59	12,255.39	282.59	11,976.44
8	11,976.44	598.82	12,575.26	289.97	12,289.02
9	12,289.02	614.45	12,903.47	297.54	12,609.77
10	12,609.77	630.48	13,240.25	305.30	12,938.88
Cumulative Total	$2,726.23

Ivy Real Estate Securities Fund -- Class Y
Annual expense ratio	1.37%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$139.48	$10,363.00
2	10,363.00	518.15	10,881.15	144.54	10,739.17
3	10,739.17	536.95	11,276.13	149.79	11,129.00
4	11,129.00	556.45	11,685.45	155.23	11,532.99
5	11,532.99	576.64	12,109.64	160.86	11,951.63
6	11,951.63	597.58	12,549.22	166.70	12,385.48
7	12,385.48	619.27	13,004.75	172.76	12,835.07
8	12,835.07	641.75	13,476.83	179.03	13,300.99
9	13,300.99	665.04	13,966.04	185.53	13,783.81
10	13,783.81	689.19	14,473.00	192.26	14,284.16
Cumulative Total	$1,646.18

Ivy Science and Technology Fund -- Class A
Annual expense ratio	1.47%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$715.99	$9,757.70
2	9,757.70	487.88	10,245.58	145.96	10,102.14
3	10,102.14	505.10	10,607.25	151.12	10,458.75
4	10,458.75	522.93	10,981.69	156.45	10,827.94
5	10,827.94	541.39	11,369.34	161.98	11,210.17
6	11,210.17	560.50	11,770.68	167.69	11,605.89
7	11,605.89	580.29	12,186.19	173.61	12,015.58
8	12,015.58	600.77	12,616.36	179.74	12,439.73
9	12,439.73	621.98	13,061.72	186.09	12,878.85
10	12,878.85	643.94	13,522.79	192.66	13,333.47
Cumulative Total	$2,231.29

Ivy Science and Technology Fund -- Class B
Annual expense ratio	2.51%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$254.12	$10,249.00
2	10,249.00	512.45	10,761.45	260.45	10,504.20
3	10,504.20	525.21	11,029.41	266.93	10,765.75
4	10,765.75	538.28	11,304.04	273.58	11,033.82
5	11,033.82	551.69	11,585.51	280.39	11,308.56
6	11,308.56	565.42	11,873.99	287.37	11,590.14
7	11,590.14	579.50	12,169.65	294.53	11,878.74
8	11,878.74	593.93	12,472.67	301.86	12,174.52

Converts from Class B to Class A	Annual Expense Ratio: 1.47%

9	12,174.52	608.72	12,783.24	182.12	12,604.28
10	12,604.28	630.21	13,234.49	188.55	13,049.21
Cumulative Total	$2,589.90

Ivy Science and Technology Fund -- Class C
Annual expense ratio	2.34%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$237.11	$10,266.00
2	10,266.00	513.30	10,779.30	243.41	10,539.07
3	10,539.07	526.95	11,066.02	249.89	10,819.41
4	10,819.41	540.97	11,360.38	256.54	11,107.21
5	11,107.21	555.36	11,662.57	263.36	11,402.66
6	11,402.66	570.13	11,972.79	270.37	11,705.97
7	11,705.97	585.29	12,291.27	277.56	12,017.35
8	12,017.35	600.86	12,618.22	284.94	12,337.01
9	12,337.01	616.85	12,953.86	292.52	12,665.17
10	12,665.17	633.25	13,298.43	300.30	13,002.07
Cumulative Total	$2,676.00

Ivy Science and Technology Fund -- Class Y
Annual expense ratio	1.36%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$138.47	$10,364.00
2	10,364.00	518.20	10,882.20	143.51	10,741.24
3	10,741.24	537.06	11,278.31	148.73	11,132.23
4	11,132.23	556.61	11,688.84	154.15	11,537.44
5	11,537.44	576.87	12,114.31	159.76	11,957.40
6	11,957.40	597.87	12,555.27	165.58	12,392.65
7	12,392.65	619.63	13,012.28	171.60	12,843.74
8	12,843.74	642.18	13,485.93	177.85	13,311.26
9	13,311.26	665.56	13,976.82	184.32	13,795.79
10	13,795.79	689.78	14,485.58	191.03	14,297.95
Cumulative Total	$1,635.00

Ivy Small Cap Growth Fund -- Class A
Annual expense ratio	1.49%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$717.89	$9,755.81
2	9,755.81	487.79	10,243.60	147.91	10,098.24
3	10,098.24	504.91	10,603.15	153.10	10,452.69
4	10,452.69	522.63	10,975.33	158.47	10,819.58
5	10,819.58	540.97	11,360.56	164.04	11,199.35
6	11,199.35	559.96	11,759.31	169.79	11,592.44
7	11,592.44	579.62	12,172.07	175.75	11,999.34
8	11,999.34	599.96	12,599.31	181.92	12,420.52
9	12,420.52	621.02	13,041.54	188.31	12,856.48
10	12,856.48	642.82	13,499.30	194.92	13,307.74
Cumulative Total	$2,252.10

Ivy Small Cap Growth Fund -- Class B
Annual expense ratio	2.45%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$248.12	$10,255.00
2	10,255.00	512.75	10,767.75	254.45	10,516.50
3	10,516.50	525.82	11,042.32	260.93	10,784.67
4	10,784.67	539.23	11,323.90	167.59	11,059.68
5	11,059.68	552.98	11,612.66	274.41	11,341.70
6	11,341.70	567.08	11,908.78	281.41	11,630.91
7	11,630.91	581.54	12,212.46	288.59	11,927.50
8	11,927.50	596.37	12,523.88	295.94	12,231.65

Converts from Class B to Class A	Annual Expense Ratio: 1.49%

9	12,231.65	611.58	12,843.24	185.45	12,660.98
10	12,660.98	633.04	13,294.03	191.95	13,105.38
Cumulative Total	$2,548.84

Ivy Small Cap Growth Fund -- Class C
Annual expense ratio	2.20%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$223.08	$10,280.00
2	10,280.00	514.00	10,974.00	229.32	10,567.84
3	10,567.84	528.39	11,096.23	235.74	10,863.73
4	10,863.73	543.18	11,406.92	242.34	11,167.92
5	11,167.92	558.39	11,726.32	249.13	11,480.62
6	11,480.62	574.03	12,054.65	256.10	11,802.08
7	11,802.08	590.10	12,392.18	263.28	12,132.54
8	12,132.54	606.62	12,739.16	270.65	12,472.25
9	12,472.25	623.61	13,095.86	278.23	12,821.47
10	12,821.47	641.07	13,462.55	286.02	13,180.47
Cumulative Total	$2,533.89

Ivy Small Cap Growth Fund -- Class Y
Annual expense ratio	1.33%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$135.44	$10,367.00
2	10,367.00	518.35	10,885.35	140.41	10,747.46
3	10,747.46	537.37	11,284.84	145.56	11,141.90
4	11,141.90	557.09	11,698.99	150.90	11,550.80
5	11,550.80	577.54	12,128.34	156.44	11,974.72
6	11,974.72	598.73	12,573.45	162.18	12,414.19
7	12,414.19	620.70	13,034.90	168.13	12,869.79
8	12,869.79	643.48	13,513.28	174.30	13,342.11
9	13,342.11	667.10	14,009.22	180.70	13,831.77
10	13,831.77	691.58	14,523.36	187.33	14,339.40
Cumulative Total	$1,601.39

Ivy Small Cap Value Fund -- Class A
Annual expense ratio	1.74%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$741.66	$9,732.25
2	9,732.25	486.61	10,218.86	172.10	10,049.52
3	10,049.52	502.47	10,552.00	177.71	10,377.14
4	10,377.14	518.85	10,895.99	183.50	10,715.43
5	10,715.43	535.77	11,251.20	189.48	11,064.75
6	11,064.75	553.23	11,617.99	195.66	11,425.47
7	11,425.47	571.27	11,996.74	202.04	11,797.94
8	11,797.94	598.89	12,387.83	208.63	12,182.55
9	12,182.55	609.12	12,791.68	215.43	12,579.70
10	12,579.70	628.98	13,208.68	222.45	12,989.80
Cumulative Total	$2,508.66

Ivy Small Cap Value Fund -- Class B
Annual expense ratio	2.82%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$285.07	$10,218.00
2	10,218.00	510.90	10,728.90	291.28	10,440.75
3	10,440.75	522.03	10,962.79	297.63	10,668.36
4	10,668.36	533.41	11,201.77	304.12	10,900.93
5	10,900.93	545.04	11,445.97	310.75	11,138.57
6	11,138.57	556.92	11,695.50	317.53	11,381.39
7	11,381.39	569.06	11,950.46	324.45	11,629.50
8	11,629.50	581.47	12,210.98	331.52	11,883.02

Converts from Class B to Class A	Annual Expense Ratio: 1.74%

9	11,883.02	594.15	12,477.18	210.13	12,270.41
10	12,270.41	613.52	12,883.93	216.98	12,670.43
Cumulative Total	$2,889.46

Ivy Small Cap Value Fund -- Class C
Annual expense ratio	2.52%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$255.12	$10,248.00
2	10,248.00	512.40	10,760.40	261.45	10,502.15
3	10,502.15	525.10	11,027.25	267.93	10,762.60
4	10,762.60	538.13	11,300.73	274.58	11,029.51
5	11,029.51	551.47	11,580.99	281.39	11,303.04
6	11,303.04	565.15	11,868.20	288.36	11,583.36
7	11,583.36	579.16	12,162.53	295.52	11,870.63
8	11,870.63	593.53	12,464.16	302.84	12,165.02
9	12,165.02	608.25	12,773.27	310.35	12,466.71
10	12,466.71	623.33	13,090.05	318.05	12,775.89
Cumulative Total	$2,855.59

Ivy Small Cap Value Fund -- Class Y
Annual expense ratio	1.39%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$141.50	$10,361.00
2	10,361.00	518.05	10,879.05	146.61	10,735.03
3	10,735.03	536.75	11,271.78	151.91	11,122.56
4	11,122.56	556.12	11,678.69	157.39	11,524.09
5	11,524.09	576.20	12,100.29	163.07	11,940.11
6	11,940.11	597.00	12,537.11	168.96	12,371.14
7	12,371.14	618.55	12,989.70	175.06	12,817.74
8	12,817.74	640.88	13,458.63	181.38	13,280.46
9	13,280.46	664.02	13,944.49	187.93	13,759.89
10	13,759.89	687.99	14,447.88	194.71	14,256.62
Cumulative Total	$1,668.52

Ivy Value Fund -- Class A

Annual expense ratio	1.49%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$717.89	$9,755.81
2	9,755.81	487.79	10,243.60	147.91	10,098.24
3	10,098.24	504.91	10,603.15	153.10	10,452.69
4	10,452.69	522.63	10,975.33	158.47	10,819.58
5	10,819.58	540.97	11,360.56	164.04	11,199.35
6	11,199.35	559.96	11,759.31	169.79	11,592.44
7	11,592.44	579.62	12,172.07	175.75	11,999.34
8	11,999.34	599.96	12,599.31	181.92	12,420.52
9	12,420.52	621.02	13,041.54	188.31	12,856.48
10	12,856.48	642.82	13,499.30	194.92	13,307.74
Cumulative Total	$2,252.10

Ivy Value Fund -- Class B
Annual expense ratio	2.46%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$249.12	$10,254.00
2	10,254.00	512.70	10,766.70	255.45	10,514.45
3	10,514.45	525.72	11,040.17	261.94	10,781.51
4	10,781.51	539.07	11,320.59	268.59	11,055.36
5	11,055.36	552.76	11,608.13	275.41	11,336.17
6	11,336.17	566.80	11,902.98	282.41	11,624.11
7	11,624.11	581.20	12,205.32	289.58	11,919.36
8	11,919.36	595.96	12,515.33	196.94	12,222.11

Converts from Class B to Class A	Annual Expense Ratio: 1.49%

9	12,222.11	611.10	12,833.22	185.30	12,651.11
10	12,651.11	632.55	13,283.67	191.80	13,095.16
Cumulative Total	$2,556.54

Ivy Value Fund -- Class C
Annual expense ratio	2.38%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$241.11	$10,262.00
2	10,262.00	513.10	10,775.10	247.43	10,530.86
3	10,530.86	526.54	11,057.40	253.91	10,806.77
4	10,806.77	540.33	11,347.11	260.57	11,089.91
5	11,089.91	554.49	11,644.40	267.39	11,380.46
6	11,380.46	569.02	11,949.48	274.40	11,678.63
7	11,678.63	583.93	12,262.56	281.59	11,984.61
8	11,984.61	599.23	12,583.84	288.97	12,298.61
9	12,298.61	614.93	12,913.54	296.54	12,620.83
10	12,620.83	631.04	13,251.87	304.31	12,951.50
Cumulative Total	$2,716.22

Ivy Value Fund -- Class Y
Annual expense ratio	1.28%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$130.38	$10,372.00
2	10,372.00	518.60	10,890.60	135.23	10,757.83
3	10,757.83	537.89	11,295.73	140.26	11,158.03
4	11,158.03	557.90	11,715.93	145.47	11,573.10
5	11,573.10	578.65	12,151.76	150.89	12,003.62
6	12,003.62	600.18	12,603.80	156.50	12,450.16
7	12,450.16	622.50	13,072.67	162.32	12,913.30
8	12,913.30	645.66	13,558.97	168.36	13,393.68
9	13,393.68	669.68	14,063.36	174.62	13,891.92
10	13,891.92	694.59	14,586.52	181.12	14,408.70
Cumulative Total	$1,545.15

IVY FUNDS

Custodian	Distributor
UMB Bank, n.a.	Ivy Funds Distributor, Inc.
928 Grand Boulevard	6300 Lamar Avenue
Kansas City, Missouri 64106	P. O. Box 29217
Shawnee Mission, Kansas
Legal Counsel	66201-9217
Bell, Boyd & Lloyd LLP	913.236.2000
Three First National Plaza	800.777.6472
70 West Madison Street
Suite 3100
Chicago, Illinois 60602-4207

Independent Registered
Public Accounting Firm	Transfer Agent
Deloitte & Touche LLP	Waddell & Reed
1100 Walnut, Suite 3300	Services Company
Kansas City, Missouri	6300 Lamar Avenue
64106	P. O. Box 29217
Shawnee Mission, Kansas
Investment Manager	66201-9217
Ivy Investment	913.236.2000
Management Company	800.777.6472
6300 Lamar Avenue
P. O. Box 29217	Accounting Services Agent
Shawnee Mission, Kansas	Waddell & Reed
66201-9217	Services Company
913.236.2000	6300 Lamar Avenue
800.777.6472	P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913.236.2000
800.777.6472

IVY FUNDS

You can get more information about each Fund in the--

  Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
  Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of the Funds' current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Ivy Funds Distributor, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com and are available at www.ivyfunds.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 800.SEC.0330.

IVY FUNDS DISTRIBUTOR, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
800.777.6472

WRP3300 (7-07)

Ivy Funds, Inc. 811-06569
Ivy Funds: 811-01028

IVY FUNDS

Fixed Income and Money Market Funds

Ivy Bond Fund

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Mortgage Securities Fund

Ivy Municipal Bond Fund

Ivy Money Market Fund

The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus

July 31, 2007

Contents

         Ivy Bond Fund

         Ivy High Income Fund

         Ivy Limited-Term Bond Fund

         Ivy Mortgage Securities Fund

         Ivy Municipal Bond Fund

         Ivy Money Market Fund

         Additional Information about Principal Investment

                   Strategies, Other Investments and Risks

         The Management of the Funds

                  Investment Advisor

                  Management Fee

                  Portfolio Management

         Your Account

                  Choosing a Share Class

                  Ways to Set Up Your Account

                  Pricing of Fund Shares

                  Buying Shares

                  Selling Shares

                  Exchange Privileges

                  Distributions and Taxes

         Financial Highlights

         Appendix A--Hypothetical Investment and Expense Information

Ivy Bond Fund

An Overview of the Fund

Objective

To provide a high level of current income consistent with prudent investment risk.

Principal Strategies

Ivy Bond Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in bonds, primarily of domestic and, to a lesser extent, foreign issuers (for this purpose, "bonds" includes any debt security with an initial maturity greater than one year). The Fund invests in a variety of primarily investment-grade debt securities (including bonds rated BBB- and higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) and Baa3 and higher by Moody's Investors Service, Inc. (Moody's), or, if unrated, judged by the Fund's investment manager or subadvisor to be of comparable quality). To a lesser extent, the Fund also invests in non-investment grade debt securities. Debt securities in which the Fund may invest include corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (U.S. government securities), asset-backed securities and other debt obligations of U.S. banks or savings and loan associations. The Fund also invests in interest rate derivatives for hedging purposes. The Fund expects that under normal market circumstances the effective duration of its portfolio will range from four to seven years.

In selecting securities, the Fund's investment subadvisor, Advantus Capital Management, Inc. (Advantus Capital), uses a bottom-up, fundamental approach by focusing on security selection and sector allocation. Advantus Capital also focuses on relative value trading among fixed-income securities, and considers factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

Generally, in determining whether to sell a security, Advantus Capital uses the same type of analysis that it uses in buying securities, including review of the security's valuation and the issuer's creditworthiness. Advantus Capital may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Bond Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  an issuer of a debt security or other fixed income obligation may not make payments on the security or obligation when due a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates, which may cause a decrease in the Fund's investment income an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds changes in the maturities of bonds owned by the Fund
  the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived derivatives are subject to counterparty risk
  Advantus Capital's skill in evaluating and managing the interest rate and credit risks of the Fund adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Bond Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and may be appropriate for investors seeking long-term focus. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Bond Fund, which along with its other classes of shares, was reorganized on December 8, 2003 into Class A shares of Ivy Bond Fund. For that period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Bond Fund. If those expenses were reflected, performance shown below would differ.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1997	10.05%
1998	5.31%
1999	-2.57%
2000	10.64%
2001	8.00%
2002	9.78%
2003	5.04%
2004	4.36%
2005	1.85%
2006	4.15%

In the period shown in the chart, the highest quarterly return was 5.02% (the third quarter of 2001) and the lowest quarterly return was -2.73% (the second quarter of 2004). The Class A return for the year through June 30, 2007 was 0.71%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

as of December 31, 2006

		5 Years
		(or Life
	1 Year	of Class)	10 Years
	------	-----------	-----------
Class A1
Before Taxes	-1.84%	3.77%	4.97%
After Taxes on Distributions	-3.32%	2.19%	2.92%
After Taxes on Distributions
and Sale of Fund Shares	-0.71%[2]	2.55%	3.24%
Class B (began on 12-8-2003)
Before Taxes	-1.00%	1.37%	N/A
Class C (began on 12-8-2003)
Before Taxes	3.20%	2.33%	N/A
Class Y (began on 12-8-2003)
Before Taxes	4.10%	3.33%	N/A
Indexes
Citigroup Broad Investment
Grade Index[3]	4.33%	5.10%	6.26%
Lipper Corporate Debt Funds
A Rated Universe Average[4]	3.86%	4.82%	5.59%

1For periods prior to December 8, 2003, performance shown is that of the Advantus Bond Fund, the predecessor to Ivy Bond Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy Bond Fund. Class A shares of Ivy Bond Fund would have had substantially similar returns to Class A shares of the Advantus Bond Fund because they would have been invested in a similar portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Bond Fund differ from expenses for Class A shares of Ivy Bond Fund.

2After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

3Reflects no deduction for fees, expenses or taxes.

4Net of fees and expenses.

Fees and Expenses

Ivy Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	---------	----------

Management Fees	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.43%	0.79%	0.54%	0.27%[6]	0.27%
Total Annual Fund Operating Expenses	1.21%	2.32%	2.07%	0.80%	1.05%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$691	$ 937	$1,202	$1,957
Class B Shares	635	1,024	1,340	2,378[1]
Class C Shares	210[2]	649	1,114	2,400
Class I Shares	82	255	444	990
Class Y Shares	107	334	579	1,283

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$691	$937	$1,202	$1,957
Class B Shares	235	724	1,240	2,378[1]
Class C Shares	210	649	1,114	2,400
Class I Shares	82	255	444	990
Class Y Shares	107	334	579	1,283

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy High Income Fund

An Overview of the Fund

Objectives

To provide high current income. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective.

Principal Strategies

Ivy High Income Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities of domestic and, to a lesser extent, foreign issuers, the risks of which are, in the judgment of Ivy Investment Management Company (IICO), the Fund's investment manager, consistent with the Fund's objectives. The Fund invests primarily in lower quality bonds that include bonds rated BBB and below by S&P and Baa and below by Moody's or, if unrated, deemed by IICO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in junk bonds, which include bonds rated BB and below by S&P and Ba and below by Moody's, or, if unrated, deemed by IICO to be of comparable quality. The Fund may invest in bonds of any maturity and in companies of any size.

IICO may look at a number of factors in selecting securities for the Fund, beginning with the economic environment, interest rate trends and industry fundamentals, progressing to analysis of a company's fundamentals, including:

  financial strength
  growth of operating cash flows
  strength of management
  borrowing requirements
  potential to improve credit standing
  responsiveness to changes in interest rates and business conditions

The Fund may invest up to 20% of its total assets in common stocks in order to seek capital growth. The Fund emphasizes a blend of value and growth in its selection of common stocks. Value stocks are those which IICO believes are currently selling below their true worth. Growth stocks are those whose earnings IICO believes are likely to grow faster than the economy.

The Fund may also use credit default swaps or other derivatives to hedge various investments, for risk management purposes or to seek to increase income or gain in the Fund.

Generally, in determining whether to sell a debt security, IICO considers the following:

  the dynamics of an industry and/or company change or are anticipated to change a change in strategy by a company
  a change in management's consideration of its creditors

IICO may sell a security if, in its opinion, the price of the security has risen to fully reflect the company's improved creditworthiness and other investments with greater potential exist. As well, IICO may choose to sell an equity security if the issuer's growth potential has diminished. IICO may also sell a security to take advantage of more attractive investment opportunities, to reduce the Fund's holding in that security or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy High Income Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates, which may also cause a decrease in the Fund's investment income an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities, to decline the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds changes in the maturities of bonds owned by the Fund
  IICO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy High Income Fund may be appropriate for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth when consistent with the objective of income. The Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy High Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

The bar chart presents the annual total returns for Class C shares for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structures.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of YEAR-BY-YEAR Returns
as of December 31 each year

1998	3.64%
1999	4.83%
2000	-7.41%
2001	9.92%
2002	1.58%
2003	18.10%
2004	7.57%
2005	0.59%
2006	9.69%

In the period shown in the chart, the highest quarterly return was 6.86% (the fourth quarter of 2001) and the lowest quarterly return was -6.62% (the third quarter of 1998). The Class C return for the year through June 30, 2007 was 3.61%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

as of December 31, 2006

			Life
	1 Year	5 Years	of Class
	------	-----------	-----------
Class C (began on 07-31-1997)[1]
Before Taxes	9.69%	7.33%	5.44%
After Taxes on Distributions	7.33%	4.88%	2.79%
After Taxes on Distributions
and Sale of Fund Shares	7.02%	5.16%	3.31%
Class Y (began on 12-30-1998)
Before Taxes	10.79%	8.32%	6.38%
Class A (began on 07-03-2000)
Before Taxes	4.18%	6.91%	6.31%
Class B (began on 07-18-2000)
Before Taxes	5.42%	7.05%	6.35%
Indexes
Citigroup High
Yield Market Index[2]	11.85%	10.22%	6.32%[3]
Lipper High Current Yield
Funds Universe Average[4]	10.06%	8.83%	4.51%[3]

1The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for 12 months or less.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on July 31, 1997.

4Net of fees and expenses.

Fees and Expenses

Ivy High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	--------	----------

Management Fees	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.51%	0.80%	0.56%	0.32%[6]	0.32%
Total Annual Fund Operating Expenses	1.39%	2.43%	2.19%	0.95%	1.20%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$708	$ 990	$1,292	$2,148
Class B Shares	646	1,058	1,396	2,508[1]
Class C Shares	222[2]	685	1,175	2,524
Class I Shares	97	303	525	1,166
Class Y Shares	122	381	660	1,455

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$708	$ 990	$1,292	$2,148
Class B Shares	246	758	1,296	2,508[1]
Class C Shares	222	685	1,175	2,524
Class I Shares	97	303	525	1,166
Class Y Shares	122	381	660	1,455

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Limited-Term Bond Fund

An Overview of the Fund

Objective

To provide a high level of current income consistent with preservation of capital.

Principal Strategies

Ivy Limited-Term Bond Fund seeks to achieve its objective by investing primarily in investment-grade debt securities of domestic and, to a lesser extent, U.S. dollar-denominated securities of foreign issuers, including U.S. government securities, corporate debt securities, mortgage-backed securities including collateralized mortgage obligations (CMOs) and other asset backed securities. The Fund seeks to identify relative value opportunities between these sectors of the fixed-income market. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds with limited-term maturities; therefore, the Fund seeks to maintain a dollar-weighted average maturity of not less than two years and not more than five years. The Fund may invest in companies of any size.

Investment grade debt securities include bonds rated BBB- and higher by S&P or Baa3 and higher by Moody's or, if unrated, deemed by IICO, the Fund's investment manager, to be of comparable quality.

IICO may look at a number of factors in selecting securities for the Fund's portfolio, beginning with a review of the broad economic and financial trends in the U.S. and world markets. This process aids in the determination of economic fundamentals, which leads to sector allocation.

Within a sector, IICO typically considers:

  the security's current coupon
  the maturity of the security
  the relative value of the security based on historical yield information the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury)
  prepayment risks for mortgage-backed securities and other debt securities with call provisions

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities, including review of the security's valuation and the issuer's creditworthiness. IICO may also sell a security to take advantage of more attractive investment opportunities, to reduce the Fund's holding in that security or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Limited-Term Bond Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline bonds with longer-term maturities may perform better than limited-term bonds the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds a decrease in interest rates, which may cause prepayment of higher-yielding bonds and mortgage-backed securities held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates, which may cause a decrease in the Fund's investment income changes in the maturities of bonds owned by the Fund
  IICO's skill in evaluating and managing the interest rate and credit risks of the Fund adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Limited-Term Bond Fund may be appropriate for investors seeking a high level of current income consistent with preservation of capital. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Limited-Term Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

The bar chart presents the annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structures.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1997	5.64%
1998	5.36%
1999	0.43%
2000	7.17%
2001	7.82%
2002	4.05%
2003	1.95%
2004	0.37%
2005	0.38%
2006	2.57%

In the period shown in the chart, the highest quarterly return was 2.97% (the third quarter of 2001) and the lowest quarterly return was -1.83% (the second quarter of 2004). The Class C return for the year through June 30, 2007 was 0.59%.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (2.50%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

as of December 31, 2005

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	-------	--------	--------
Class C1
Before Taxes	2.57%	1.85%	3.54%
After Taxes on Distributions	1.95%	1.00%	2.18%
After Taxes on Distributions
and Sale of Fund Shares	1.73%	1.21%	2.36%
Class Y
Before Taxes	3.58%	2.82%	4.49%
Class B (began on 07-03-2000)
Before Taxes	-1.49%	1.63%	3.28%
Class A (began on 08-17-2000)
Before Taxes	0.88%	2.23%	3.70%
Indexes
Citigroup 1-5 Years Treasury/Government
Sponsored/Credit Index[2]	4.30%	3.82%	5.39%
Lipper Short-Intermediate Investment Grade
Debt Funds Universe Average[3]	3.72%	3.73%	5.02%

1The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for 12 months or less.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Ivy Limited-Term Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	---------	---------	---------	--------	---------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	2.50%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	--------	-------	--------	---------	---------

Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.58%	0.73%	0.70%	0.42%[6]	0.42%
Total Annual Fund Operating Expenses	1.33%	2.23%	2.20%	0.92%	1.17%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$382	$661	$ 961	$1,811
Class B Shares	626	997	1,295	2,337[1]
Class C Shares	223[2]	688	1,180	2,534
Class I Shares	94	293	509	1,131
Class Y Shares	119	372	644	1,420

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$382	$661	$ 961	$1,811
Class B Shares	226	697	1,195	2,337[1]
Class C Shares	223	688	1,180	2,534
Class I Shares	94	293	509	1,131
Class Y Shares	119	372	644	1,420

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Mortgage Securities Fund

An Overview of the Fund

Objective

To provide a high level of current income consistent with prudent investment risk.

Principal Strategies

Ivy Mortgage Securities Fund invests, under normal market conditions, at least 80% of its net assets in mortgage-related securities, including investment-grade securities representing interests in pools of mortgage loans, CMOs, commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities and asset-backed securities (ABSs). The Fund invests in the securities of domestic and, to a lesser extent, foreign issuers. The Fund may also invest in interest rate derivatives primarily for hedging purposes.

In selecting securities the Fund's investment subadvisor, Advantus Capital, follows a bottom-up, fundamental approach and considers factors such as prepayment risk, liquidity, credit quality and the type of loan and collateral underlying the security, as well as trends in economic conditions, interest rates and the mortgage market. Advantus Capital also seeks undervalued or mispriced securities within the mortgage-related sectors. It does not place a primary focus on interest rate positions. The Fund expects that under normal circumstances the effective duration of its portfolio will range from one to seven years.

Generally, in determining whether to sell a security, Advantus Capital uses the same type of analysis that it uses in buying securities, including review of the security's valuation and the issuer's creditworthiness. Advantus Capital may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Mortgage Securities Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds an issuer of a mortgage-backed security or other fixed income obligation may not make payments on the security when due rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, resulting in the Fund reinvesting the proceeds in other securities with generally lower interest rates, which may cause a decrease in the Fund's investment income the value of a mortgage-backed security or other fixed income obligation may decline due to changes in market interest rates mortgage-related securities purchased by the Fund, including restricted securities determined by Advantus Capital to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by Advantus Capital the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived derivatives are subject to counterparty risk
  Advantus Capital's skill in evaluating and selecting securities for the Fund adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Because the Fund concentrates its investments in the mortgage and mortgage-finance industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry.

Certain U.S. government securities in which the Fund may invest, such as securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer. In addition the Fund purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Mortgage Securities Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and may be appropriate for investors seeking long-term focus. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Mortgage Securities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Mortgage Securities Fund, which along with its other classes of shares, was reorganized on December 8, 2003 into Class A shares of Ivy Mortgage Securities Fund. For that period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Mortgage Securities Fund. If those expenses were reflected, performance shown below would differ.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1997	9.42%
1998	6.94%
1999	1.52%
2000	12.12%
2001	8.85%
2002	9.15%
2003	4.20%
2004	4.66%
2005	2.31%
2006	4.73%

In the period shown in the chart, the highest quarterly return was 4.72% (the third quarter of 2001) and the lowest quarterly return was -1.38% (the second quarter of 2004). The Class A return for the year through June 30, 2007 was 0.96%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

as of December 31, 2006

		5 Years
		(or Life
	1 Year	of Class)	10 Years
	------	-----------	-----------
Class A1
Before Taxes	-1.29%	3.75%	5.71%
After Taxes on Distributions	-2.94%	1.89%	3.39%
After Taxes on Distributions
and Sale of Fund Shares	-0.31%[2]	2.43%	3.76%
Class B (began on 12-8-2003)
Before Taxes	-0.34%	1.90%	N/A
Class C (began on 12-8-2003)
Before Taxes	3.91%	2.99%	N/A
Class Y (began on 12-8-2003)
Before Taxes	4.88%	3.91%	N/A
Indexes
Lehman Brothers Mortgage-Backed
Securities Index[3]	5.22%	4.85%	6.16%
Lipper U.S. Mortgage Funds
Universe Average[4]	4.33%	4.17%	5.27%

1For periods prior to December 8, 2003, performance shown is that of the Advantus Mortgage Securities Fund, the predecessor to Ivy Mortgage Securities Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy Mortgage Securities Fund. Class A shares of Ivy Mortgage Securities Fund would have had substantially similar returns to Class A shares of the Advantus Mortgage Securities Fund because they would have been invested in a similar portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Mortgage Securities Fund differ from expenses for Class A shares of Ivy Mortgage Securities Fund.

2After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

3Reflects no deduction for fees, expenses or taxes.

4Net of fees and expenses.

Fees and Expenses

Ivy Mortgage Securities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	--------	--------	---------	----------

Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5]	0.39%	0.66%	0.43%	0.26%[6]	0.26%
Total Annual Fund Operating Expenses	1.14%	2.16%	1.93%	0.76%	1.01%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Class. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$916	$1,167	$1,881
Class B Shares	619	976	1,259	2,233[1]
Class C Shares	196[2]	606	1,042	2,254
Class I Shares	78	243	422	942
Class Y Shares	103	322	558	1,236

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$916	$1,167	$1,881
Class B Shares	219	676	1,159	2,233[1]
Class C Shares	196	606	1,042	2,254
Class I Shares	78	243	422	942
Class Y Shares	103	322	558	1,236

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Municipal Bond Fund

An Overview of the Fund

Objective

To provide income that is not subject to Federal income tax.

Principal Strategies

Ivy Municipal Bond Fund seeks to achieve its objective by investing, during normal market conditions, at least 80% of its net assets in tax-exempt municipal bonds, mainly of investment grade and of any maturity. Municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes, although a portion of such interest may be a tax preference item for purposes of the Federal alternative minimum tax (AMT). Investment grade debt securities include bonds rated BBB- and higher by S&P or Baa3 and higher by Moody's or, if unrated, deemed by IICO, the Fund's investment manager, to be of comparable quality.

The Fund diversifies its holdings between two main types of municipal bonds:

  general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single family home mortgages and multi-family project mortgages, and student loan bonds that finance pools of student loans. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state's share of annual tobacco settlement revenues.

IICO primarily utilizes a cautious top-down management style that de-emphasizes aggressive interest rate strategies. IICO attempts to enhance Fund performance by utilizing opportunities presented by the shape and slope of the yield curve, while keeping the overall Fund duration relatively neutral to the Fund's stated benchmark. As an overlay to this core strategy, IICO attempts to identify and utilize relative value opportunities that exist between sectors, states (including U.S. possessions), security structures and ratings categories. Relative attractiveness to other taxable fixed income asset classes, as well as municipal market supply/demand patterns and other technical factors are monitored closely for investment opportunities.

IICO seeks to emphasize prudent diversification between sectors, states, security structures, position sizes and ratings categories, in an attempt to reduce overall portfolio risk and performance volatility and in order also to emphasize capital preservation. IICO may invest in higher coupon pre-refunded bonds to support stable income.

IICO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  the security's current coupon
  the maturity of the security
  the relative value of the security
  the creditworthiness of the particular issuer or of the private company involved the structure of the security, including whether it has a put or a call feature

Generally, in determining whether to sell a security, IICO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. IICO may also sell a security to take advantage of more attractive investment opportunities, to reduce the Fund's holding in that security, or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Municipal Bond Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities and zero coupon bonds, to decline prepayment of higher-yielding bonds when interest rates decline (optional call risk)
  changes in the maturities of bonds owned by the Fund
  the credit quality of the issuers whose securities the Fund owns or of the private companies involved in PAB-financed projects the local economic, political or regulatory environment affecting bonds owned by the Fund, including legislation affecting the tax status of municipal bond interest failure of a bond's interest to qualify as tax-exempt
  changes and shifts in the shape of the yield curve which may result in certain maturities underperforming others
  IICO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Although IICO does not currently anticipate that the Fund will reach its maximum amount, a significant portion, up to 40%, of the Fund's dividends attributable to municipal bond interest may be a tax preference item; this would have the effect of reducing the Fund's return to any investor whose AMT liability was increased by the Fund's dividends.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Municipal Bond Fund may be appropriate for investors seeking current income that is primarily free from Federal income tax, through a diversified portfolio. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Municipal Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

The bar chart presents the annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structures.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1997	9.17%
1998	5.12%
1999	-7.04%
2000	7.63%
2001	5.73%
2002	7.48%
2003	4.45%
2004	2.84%
2005	1.58%
2006	3.04%

In the period shown in the chart, the highest quarterly return was 4.64% (the third quarter of 2002) and the lowest quarterly return was -3.42% (the fourth quarter of 1999). The Class C return for the year through June 30, 2007 was 0.03%.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (4.25%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

as of December 31, 2006

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	------	--------	--------
Class C1
Before Taxes	3.04%	3.86%	3.90%
After Taxes on Distributions	3.01%	3.85%	3.80%
After Taxes on Distributions
and Sale of Fund Shares	3.01%	3.72%	3.79%
Class B (began on 08-08-2000)
Before Taxes	-0.97%	3.70%	4.27%
Class A (began on 09-15-2000)
Before Taxes	-0.58%	3.82%	4.43%
Indexes
Lehman Brothers Municipal
Bond Index[2]	4.85%	5.53%	5.76%
Lipper General Municipal
Debt Funds Universe Average[3]	4.50%	4.87%	4.90%

1The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for 12 months or less.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Ivy Municipal Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C
your investment)	---------	---------	---------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	4.25%	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C
deducted from Fund assets)	---------	---------	---------

Management Fees[5]	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[6]	0.56%	0.59%	0.60%
Total Annual Fund Operating Expense	1.34%	2.12%	2.13%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5IICO has voluntarily agreed to waive its management fee for any day that the Fund's net assets are less than $25 million, subject to IICO's right to change or modify this waiver.

6Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$556	$831	$1,128	$1,969
Class B Shares	615	964	1,239	2,253[1]
Class C Shares	216[2]	667	1,144	2,462

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$556	$831	$1,128	$1,969
Class B Shares	215	664	1,139	2,253[1]
Class C Shares	216	667	1,144	2,462

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Money Market Fund

An Overview of the Fund

Objective

To provide maximum current income consistent with stability of principal.

Principal Strategies

Ivy Money Market Fund seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by a requisite nationally recognized statistical rating organization (NRSRO), as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), or if unrated, are of comparable quality as determined by IICO, the Fund's investment manager. The Fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

IICO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  the credit quality of the particular issuer or guarantor of the security the maturity of the security
  the relative value of the security

Generally, in determining whether to sell a security, IICO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. IICO may also sell a security to take advantage of more attractive investment opportunities, to reduce the Fund's holding in that security or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Money Market Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  a decrease in interest rates, which may cause prepayment of higher-yielding instruments held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates; may also cause a decrease in the Fund's investment income an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline the credit quality and other conditions of the issuers whose securities the Fund holds
  IICO's skill in evaluating and managing the interest rate and credit risks of the Fund adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Money Market Fund may be appropriate for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Money Market Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing the Fund's average annual total returns for the periods shown.

The bar chart presents the annual total return for Class A shares for each full calendar year since these shares were first offered and shows how performance has varied from year to year.

The performance table shows average annual total returns for each class.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Please visit www.ivyfunds.com for the Fund's most recent 7-day yield.

Chart of Year-by-Year Returns
as of December 31 each year

2001	3.60%
2002	1.40%
2003	0.81%
2004	0.53%
2005	2.37%
2006	4.25%

In the period shown in the chart, the highest quarterly return was 1.28% (the first quarter of 2001) and the lowest quarterly return was 0.05% (the first and second quarters of 2004). As of December 31, 2006, the 7-day yield was equal to 4.57%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.

Average Annual Total Returns
as of December 31, 2005

			Life
	1 Year	5 Years	of Class
	-----	---------	----------
Class A (began on 06-30-2000)	4.25%	1.86%	2.41%
Class C (began on 07-03-2000)[1]	3.20%	0.98%	1.49%
Class B (began on 07-12-2000)[1]	-0.82%	0.78%	1.42%

1Class B and Class C shares of Ivy Money Market are closed to new investments. Additional investments by exchange of shares from other Funds in the Ivy Family of Funds by current shareholders of each respective Class will continue to be accepted.

Fees and Expenses

Ivy Money Market Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B2	Class C2
your investment)[1]	----------	---------	----------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	None	None	None

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None	5.00%	1.00%

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	None	None	None

Annual Fund Operating Expenses
(expenses that are	Class A	Class B2	Class C2
deducted from Fund assets)	---------	---------	---------

Management Fees	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None	1.00%	1.00%
Other Expenses[4]	0.58%	0.46%	0.44%
Total Annual Fund Operating Expenses	0.98%	1.86%	1.84%

1The Fund may charge a fee of $1.75 per month on any account with a NAV of less than $250, except for retirement plan accounts.

2Class B and Class C are not available for direct investments. However, you may continue to exchange into these classes from Class B or Class C shares of another Ivy Fund.

3If you choose your redemption proceeds by Federal Funds wire, a $10 wire fee will be assessed on your redemption proceeds.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$100	$312	$ 542	$1,201
Class B Shares	589	885	1,106	1,950[1]
Class C Shares	187[2]	579	995	2,159

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$100	$312	$ 542	$1,201
Class B Shares	189	585	1,006	1,950[1]
Class C Shares	187	579	995	2,159

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Additional Information about Principal Investment Strategies, Other Investments and Risks

Ivy Bond Fund: The Fund seeks to achieve its objective of a high level of current income consistent with prudent investment risk by investing primarily in bonds of domestic and, to a lesser extent, foreign issuers (for this purpose, "bonds" includes any debt security with an initial maturity greater than one year). There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests primarily in a variety of investment-grade debt securities which include:

  investment-grade corporate debt obligations and mortgage-backed securities debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds)
  investment-grade mortgage-backed securities issued by governmental agencies and financial institutions investment grade asset-backed securities
  investment-grade debt securities issued by foreign governments and companies debt obligations of U.S. banks and savings and loan associations

The Fund may invest a portion of its assets in investment-grade debt obligations issued by companies in a variety of industries. The Fund may invest in long-term debt securities (maturities of more than ten years), intermediate debt securities (maturities from three to ten years) and short-term debt securities (maturities of less than three years). However, the Fund expects that under normal market circumstances, the effective duration of its portfolio will range from four to seven years.

In selecting corporate debt securities and their maturities, Advantus Capital seeks to maximize current income by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

The Fund may also invest a portion of its assets in governmental and non-governmental mortgage-related securities, including CMOs, CMBSs, and in stripped mortgage-backed securities and ABSs. CMOs are debt obligations typically issued by either a government agency or a private special-purpose entity that are collateralized by residential or commercial mortgage loans or pools of residential mortgage loans. CMOs allocate the priority of the distribution of principal and interest from the underlying mortgage loans among various series. Each series differs from the other in terms of the priority right to receive cash payments from the underlying mortgage loans.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest-only component allows the security holder to receive the interest portion of cash payments, while the principal-only component allows the security holder to receive the principal portion of cash payments.

Asset-backed securities represent interests in pools of consumer loans (such as credit card, trade or automobile loans). Investors in asset-backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.

In addition, the Fund may invest lesser portions of its assets in interest rate and other bond futures contracts. The Fund may invest up to 20% of its net assets in non-investment grade securities (for example, securities rated BB or Ba by S&P or Moody's, respectively). The Fund may also invest up to 10% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Bond Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Statement of Additional Information (SAI).

Ivy High Income Fund: The Fund seeks to achieve its primary objective of a high level of current income and its secondary objective of capital growth (when consistent with its primary objective) by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of IICO, consistent with the Fund's objectives. There is no guarantee, however, that the Fund will achieve its objectives.

In general, the high level of income that the Fund seeks is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by IICO to be of comparable quality; these include securities rated BBB or lower by S&P, or Baa or lower by Moody's. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Fund primarily owns debt securities and may own bonds with varying maturities; however, it may also own, to a lesser degree, preferred stocks, common stocks and convertible securities. The Fund limits its acquisition of common stocks so that no more than 20% of its total assets will consist of common stocks and no more than 10% of its total assets will consist of non-dividend-paying common stocks.

As noted, the Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the Fund. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by the third party on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided no event of default has occurred. As the seller, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. The Fund may also purchase credit default swap contracts to hedge against the risk of default of debt securities it holds, in which case, the Fund would function as the counterparty referenced above.

The Fund may invest an unlimited amount of its assets in foreign securities. At this time, however, the Fund does not intend to invest a significant amount of its assets in foreign securities. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When IICO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, IICO may take any one or more of the following steps with respect to the Fund's assets:

  shorten the average maturity of the Fund's debt holdings
  hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)
  emphasize investment-grade debt securities

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objectives.

Risks. An investment in Ivy High Income Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Liquidity Risk
  Low-rated Securities Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Limited-Term Bond Fund: The Fund seeks to achieve its objective of providing a high level of current income consistent with preservation of capital by investing primarily in a diversified portfolio of investment-grade, limited-term debt securities (securities with a dollar-weighted average maturity of two to five years) of domestic and, to a lesser extent, U.S. dollar-denominated securities of foreign issuers, including corporations, U.S. government securities, CMOs and other asset-backed securities. The Fund seeks attractive total returns with less volatility than the broad market indexes. There is no guarantee, however, that the Fund will achieve its objective.

The maturity of an asset-backed security is the estimated average life of the security based on certain prescribed models or formulas used by IICO. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate.

The Fund may also own, to a lesser extent, common stocks and convertible securities, including convertible preferred stocks in certain circumstances.

When IICO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

  shorten the average maturity of the Fund's investments
  increase its holdings in short-term investments, cash or cash equivalents invest up to all of the Fund's assets in U.S. Treasury securities

By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Limited-Term Bond Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Mortgage Securities Fund: The Fund seeks to achieve its objective of a high level of current income consistent with prudent investment risk by investing primarily in higher-quality mortgage-related securities. The Fund invests a significant portion of its assets in investment-grade securities representing interests in pools of mortgage loans, and in a variety of other mortgage-related securities including CMOs, CMBSs, stripped mortgage-backed securities and ABSs. The Fund seeks to provide investors with exposure to quality and higher yield potential through broad ownership in pools of mortgage loans across all sectors of the market. The Fund expects that under normal circumstances the effective duration of its portfolio will range from one to seven years. The Fund may invest lesser portions of its assets in non-investment grade mortgage-related securities. The Fund may also invest up to 10% of its assets in foreign securities. There is no guarantee, however, that the Fund will achieve its objective.

In selecting mortgage-related securities, Advantus Capital focuses on relative value trading among individual securities in the MBS, ABS and CMBS markets and considers a variety of factors, including prepayment risk, credit quality, liquidity, the collateral securing the underlying loan (for example, residential versus commercial real estate) and the type of underlying mortgage loan (for example, a 30 year fully-amortized loan versus a 15 year fully-amortized loan). Advantus Capital also takes into consideration current and expected trends in economic conditions, interest rates and the mortgage market and selects securities which, in its judgment, are likely to perform well in those circumstances. As well, Advantus Capital attempts to diversify the Fund's holdings among all sectors of the mortgage-related market in an effort to minimize risk.

Interests in pools of mortgage loans provide the security holder the right to receive out of the underlying mortgage loans periodic interest payments at a fixed rate and a full principal payment at a designated maturity or call date. Scheduled principal, interest and other payments on the underlying mortgage loans received by the sponsoring or guarantor entity are then distributed or "passed through" to security holders net of any service fees retained by the sponsor or guarantor. Additional payments passed through to security holders could arise from the prepayment of principal resulting from the sale of residential property, the refinancing of underlying mortgages, or the foreclosure of residential property. In "pass through" mortgage loan pools, payments to security holders will depend on whether mortgagors make payments to the pooling entity on the underlying mortgage loans. To avoid this non-payment risk, the Fund may also invest in "modified pass through" mortgage loan pools which provide that the security holder will receive interest and principal payments regardless of whether mortgagors make payments on the underlying mortgage loans.

The Fund may invest in government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal government-related guarantors of mortgage-related securities are Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (i.e., savings and loan institutions, commercial banks and mortgage bankers). However, securities issued by Fannie Mae, Freddie Mac and FHLB are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer. In addition, the Fund purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

The Fund may also invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions. Mortgage pools created by these non-governmental entities offer a higher rate of interest than government or government related securities. Unlike certain U.S. government agency sponsored mortgage loan pools, payment of interest and payment to investors is not guaranteed.

The Fund may also invest a major portion of its assets in CMOs and stripped mortgage-backed securities. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest-only component allows the security holder to receive the interest portion of cash payments, while the principal-only component allows the security holder to receive the principal portion of cash payments.

The market for mortgage-related securities is generally liquid, but individual mortgage-related securities purchased by the Fund may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular mortgage-related securities or the broader mortgage securities market as a whole. Investments in illiquid and restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or the Fund may bear the costs of registering such securities. The Fund may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but liquid or unrestricted securities. Advantus Capital continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid.

Investing in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy Mortgage Securities Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Liquidity Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Municipal Bond Fund: The Fund seeks to achieve its objective of providing income that is not subject to Federal income tax by investing primarily in a diversified portfolio of investment grade municipal bonds. There is no guarantee, however, that the Fund will achieve its objective.

As used in this Prospectus, municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund and IICO rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuer's obligations is excludable from gross income for Federal income tax purposes. Although the Fund does not currently anticipate that it will reach its maximum allowable amount, not more than 40% of the dividends it will pay to shareholders, annually, will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payments, appropriated funds, revenue pass-through arrangements, settlement payments or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. While the Fund currently has no intention to do so, the Fund may invest 25% or more of its total assets in PABs, for which the payment of principal and interest is derived from revenue of similar projects. The Fund may also invest up to 25% of its total assets in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations, housing bonds that finance pools of single family home mortgages and multi-family project mortgages, student loan bonds that finance pools of student loans, and tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state's share of annual tobacco settlement revenues.

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

  U.S. government securities
  obligations of domestic banks and certain savings and loan associations commercial paper rated at least A by S&P or Moody's
  any of the foregoing obligations subject to repurchase agreements

Subject to its policies regarding the amount of Fund assets invested in municipal bonds and taxable debt securities and its other investment limitations, the Fund may invest in other types of securities and use certain other instruments in seeking to achieve the Fund's objective.

Although the Fund currently has no exposure to futures contracts and similar derivative instruments designed for hedging, it may invest in these instruments. The Fund may also hold a portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates. Income from taxable obligations, repurchase agreements and certain derivative instruments may be subject to Federal income tax.

When IICO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

  shorten the average maturity of the Fund's investments
  hold taxable obligations, subject to the limitations stated above emphasize debt securities of a higher quality than those the Fund would ordinarily hold hedge exposure to interest rate risk by investing in futures contracts, options on futures contracts and other similar derivative instruments

By taking a temporary defensive position however, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Municipal Bond Fund is subject to various risks, including the following:

  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Liquidity Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Money Market Fund: The Fund seeks to achieve its objective of maximum current income consistent with stability of principal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the 1940 Act (Rule 2a-7). There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

  U.S. government securities (including obligations of U.S. government agencies and instrumentalities)
  bank obligations and instruments secured by bank obligations, such as letters of credit commercial paper (domestic and foreign issuers), including asset-backed commercial paper programs corporate debt obligations, including variable rate master demand notes
  Canadian government obligations
  certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest

The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. government, including foreign branches of these banks, or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

Risks. An investment in Ivy Money Market Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

All Funds

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in market conditions, interest rates and other company and economic news. Performance will also depend on the skill of IICO or an investment subadvisor in selecting investments.

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its objective(s). For example, each Fund (other than Ivy Money Market Fund) is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund's authorized investments and strategies, such as derivative instruments, foreign securities and junk bonds, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant.

Each Fund may actively trade securities in seeking to achieve its objectives. Actively trading securities may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which would increase your taxable income. Factors that can lead to active trading for any fund include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a fund's market capitalization target, and the need to sell a security to meet redemption activity.

Each Fund generally seeks to be fully invested, except to the extent it takes a temporary defensive position. In addition, at times, IICO or an investment subadvisor may invest a portion of the Fund's assets in cash or cash equivalents if IICO or the subadvisor is unable to identify and acquire a sufficient number of securities that meet IICO's or an investment subadvisor's selection criteria for implementing the Fund's investment objectives, strategies and policies.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its SAI.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' securities holdings is available in the SAI.

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Ivy Funds' website at www.ivyfunds.com

Defining Risks

  Company Risk -- An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.
  Concentration Risk -- If a Fund invests more than 25% of its total assets in a particular industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.
  Credit Risk -- An issuer of a debt security (including mortgage-backed securities) or a Real Estate Investment Trust (REIT) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and therefore in the NAV of a Fund. Also, a change in the quality rating of a debt security or a REIT security can affect the security's liquidity and make it more difficult to sell. If a Fund purchases unrated securities and obligations, it will depend on IICO's or an investment subadvisor's analysis of credit risk more heavily than usual.
  Derivatives Risk -- A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of IICO or an investment subadvisor as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used. Also, derivatives are subject to counterparty risk. Counterparty risk is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

Options, futures and swaps are common types of derivatives that a Fund may occasionally use. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Other types of derivatives include caps, floors and collars.

  Diversification Risk -- A Fund is subject to diversification risk if the Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio (a Fund is considered diversified, as defined in the 1940 Act, if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio). The Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund with a more diversified investment portfolio.
  Extension Risk -- Rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.
  Foreign Securities Risk -- Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

  Income Risk -- A Fund may experience a decline in its income due to falling interest rates.
  Interest Rate Risk -- The value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation (including shares of mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

  Liquidity Risk -- Generally, a security is liquid if a Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity.
  Low-rated Securities Risk -- In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.
  Market Risk -- All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.
  Prepayment Risk -- Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate. As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline of the Fund's income.

The Management of the Funds

Investment Advisor

The Funds are managed by Ivy Investment Management Company (IICO), subject to the authority of the Board of Trustees of Ivy Funds and the Board of Directors of Ivy Funds, Inc. IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO is an SEC-registered investment advisor with approximately $14.9 billion in assets under management as of March 31, 2007 and serves as the investment manager for each of the Funds within the Ivy Family of Funds. IICO has served as investment manager to the Ivy Funds (Trust) since December 31, 2002,1 and to Ivy Funds, Inc. since June 30, 2003. Prior to June 30, 2003, Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO, served as the investment manager for each of the Funds in the Ivy Funds, Inc. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. (formerly W&R Funds, Inc.) to IICO. IICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

1Until December 31, 2002, Ivy Management, Inc. (IMI) provided business management services and investment advisory services to the Ivy Funds. On December 31, 2002, IMI, an indirect wholly owned subsidiary of Waddell & Reed Financial, Inc. (WDR) and a wholly owned subsidiary of Ivy Acquisition Corporation (IAC), merged with and into IAC, a wholly owned subsidiary of WDR. Upon effectiveness of the merger, IAC changed its name to Waddell and Reed Ivy Investment Company (WRIICO), and WRIICO assumed all of IMI's duties with respect to the Ivy Funds. Effective March 7, 2005, WRIICO changed its name to Ivy Investment Management Company (IICO).

Investment Subadvisor

Advantus Capital Management, Inc. (Advantus Capital), an SEC-registered investment advisor located at 400 Robert Street North, St. Paul, Minnesota 55101, serves as investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Mortgage Securities Fund and Ivy Bond Fund under an agreement with IICO. Since its inception in 1985, Advantus Capital and its predecessor have provided investment advisory services for mutual funds and have managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. Advantus Capital had approximately $16.5 billion in assets under management as of March 31, 2007.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to IICO for providing investment advice and supervising its investments. IICO uses a portion of the applicable fee to pay a Fund's subadvisor, if any. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

  Ivy Money Market Fund: 0.40% of net assets
  Ivy Limited-Term Bond Fund, Ivy Mortgage Securities Fund: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion
  Ivy Bond Fund, Ivy Municipal Bond Fund: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion
  Ivy High Income Fund: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion

Management fees for the following Funds as a percent of the Fund's net assets for its fiscal year ended March 31, 2007 were:

Fund	Management Fees Paid
Ivy Bond Fund	0.53%
Ivy High Income Fund	0.62%
Ivy Limited-Term Bond Fund	0.50%
Ivy Money Market Fund	0.40%
Ivy Mortgage Securities Fund	0.50%
Ivy Municipal Bond Fund	0.28%[1]

1For Funds managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to IICO's right to change or modify this waiver.

A discussion regarding the basis for the approval by the Board of Directors or Board of Trustees of the advisory contract for each of the Funds is available in each Fund's Semiannual Report to Shareholders dated September 30, 2006.

Portfolio Management

Ivy Bond Fund: Christopher R. Sebald, Thomas B. Houghton and David W. Land are primarily responsible for the day-to-day management of Ivy Bond Fund. Mr. Sebald has held his Fund responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund, Advantus Bond Fund, Inc., since August 2003. He has served as Senior Vice President and Lead Portfolio Manager, Total Return Fixed Income, Advantus Capital, since August 2003. Mr. Sebald had served as Senior Vice President and Portfolio Manager for AEGON USA Investment Management from July 2000 through July 2003. He earned a BS degree in Economics from the University of Minnesota and a MBA from the University of Minnesota. He is a Chartered Financial Analyst.

Mr. Land has held his responsibilities for Ivy Bond Fund since April 2005. He has served as Vice President and Portfolio Manager, Total Return, Advantus Capital, since April 2004. Mr. Land was Senior Analyst at AXA Investment Managers North America, Inc. from August 2003 to April 2004. He served as Senior Investment Officer of Advantus Capital from July 2000 to July 2003. Mr. Land earned a BA from Thomas More College and a MBA from the University of Cincinnati. He is a Chartered Financial Analyst.

Mr. Houghton has held his Fund responsibilities for Ivy Bond Fund since April 2005. He has served as Vice President and Portfolio Manager, Total Return Fixed Income, Advantus Capital, since August 2003. Mr. Houghton had served as Senior Investment Officer with Advantus Capital from April 2002 to August 2003. Previously, Mr. Houghton was a Senior Securities Analyst, Public Corporate Bonds, with American Express from July 2001 through March 2002.

Ivy High Income Fund: Bryan C. Krug is primarily responsible for the day-to-day management of Ivy High Income Fund, and has held his Fund responsibilities since February 2006. He joined WRIMCO in 2001 as a high yield investment analyst and will continue to support the high-yield investment team in this capacity. He is Vice President of IICO and WRIMCO and Vice President of Ivy Funds, Inc. Mr. Krug earned a BS in finance from Miami University, Richard T. Farmer School of Business.

Ivy Limited-Term Bond Fund: James C. Cusser is primarily responsible for the day-to-day management of the Ivy Limited-Term Bond Fund, and has held his Fund responsibilities since February 2007. He is Senior Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc. and Vice President of other investment companies for which WRIMCO serves as investment manager. He has been an employee of WRIMCO since August 1992. Mr. Cusser earned a BA and MA in political science from The American University, and an MA in political science/public administration from Northern Illinois University. Mr. Cusser is a Chartered Financial Analyst.

Ivy Money Market Fund: Mira Stevovich is primarily responsible for the day-to-day management of the Ivy Money Market Fund, and has held her Fund responsibilities since the inception of the Fund. She is Vice President of IICO and WRIMCO, Vice President and Assistant Treasurer of Ivy Funds, Inc. and of the Trust, and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich has served as the Portfolio Manager for investment companies managed by WRIMCO since May 1998 and has been an employee of WRIMCO and its predecessor since March 1987. Ms. Stevovich earned a BA degree from Colorado Womens College. She holds an MA degree in Soviet and East European Studies and an MBA degree from the University of Kansas. Ms. Stevovich is a Chartered Financial Analyst.

Ivy Mortgage Securities Fund: Christopher R. Sebald and David W. Land are primarily responsible for the day-to-day management of Ivy Mortgage Securities Fund. Mr. Sebald has held his responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund, Advantus Mortgage Securities Fund, Inc., since August 2003. He is also portfolio manager for Ivy Bond Fund, and his biographical information is listed in the disclosure for Ivy Bond Fund.

Mr. Land has held his responsibilities for Ivy Mortgage Securities Fund since April 2004. He also isportfolio manager for Ivy Bond Fund, and his biographical information is listed in the disclosure for Ivy Bond Fund.

Ivy Municipal Bond Fund: Michael J. Walls is primarily responsible for the day-to-day management of Ivy Municipal Bond Fund, and has held his Fund responsibilities since March 2007. He is Vice President of WRIMCO and IICO, and has been an employee of WRIMCO since March 1999, joining the company as an investment analyst. He earned a BA in economics and German from Denison University, and an MBA with an emphasis in finance from Xavier University. Mr. Walls holds a Certificate of General Insurance.

Additional information regarding portfolio managers, including information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities is included in the SAI.

Other members of IICO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Your Account

Choosing a Share Class

Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount over a shorter term, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than five years). Class B shares are not available for investments of $100,000 or more, and Class C shares are not available for investments of $1 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries, while Class I shares are designed for large retirement plans and fund of funds.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A	Class B	Class C
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[1]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%	Maximum distribution and service (12b-1) fees of 1.00%
	Converts to Class A shares eight years after the month in which the shares were purchased, thus reducing future annual expenses	Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $1 million or more, only Class A shares are available	Shareholders investing $100,000 or more may not purchase Class B shares. Requests to purchase Class B shares by such shareholders will not be honored	Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

1A 1% CDSC is imposed on purchases of $1 million or more of Class A shares, at NAV, that are redeemed within 12 months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B, Class C and Class Y shares, except that Ivy Money Market Fund Class A shares do not have a Plan. Such Plans permit the Funds to pay marketing and other fees to support both the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisor or financial intermediary. Under the Class A Plan, a Fund may pay Ivy Funds Distributor, Inc. (IFDI), the Funds' distributor, a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse or compensate IFDI for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay IFDI, on an annual basis, a service fee of up to 0.25% of the average daily net assets of that class to compensate or reimburse IFDI for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of 0.75% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to IFDI by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by IFDI with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that IFDI is permitted to receive under the National Association of Securities Dealers (NASD) rules as then in effect. Under the Class Y Plan, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to Class Y shareholders and/or maintaining Class Y shareholder accounts. Class I shares do not have a Plan.

Since these fees are paid out of a Fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and Class C shares may result in a lower NAV than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Class A shares

Class A shares are subject to an initial sales charge when you buy them (other than Ivy Money Market Fund), based on the amount of your investment, according to the tables below. As noted, Class A shares that have a Plan pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and typically higher than those for Class Y shares or Class I shares.

Calculation of Sales Charges on Class A Shares

Ivy Bond Fund, Ivy High Income Fund and Ivy Mortgage Securities Fund

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
--------	-----------	----------	-----------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Ivy Municipal Bond Fund

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
--------	-----------	----------	-----------
under $100,000	4.25%	4.44%	3.60%
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Ivy Limited-Term Bond Fund

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
--------	-----------	----------	-----------
under $300,000	2.50%	2.56%	2.00%
$300,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

IFDI may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

IFDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see "Additional Compensation to Intermediaries" for more information.

Sales Charge Reductions

Lower sales charges on the purchase of Class A shares are available by:

  Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in the Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc. with the NAV of Class A, Class B or Class C shares already held in your account or in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform IFDI that you are entitled to a reduced sales charge and provide IFDI with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account.
  Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from IFDI, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included.
  Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner. For purposes of account grouping, an individual's domestic partner may be treated as his or her spouse.

With respect to purchases under other retirement plans:

1. All purchases of Class A shares made for a participant in a multi-participant retirement plan may be grouped only with other purchases made under the same plan.

2.         All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Internal Revenue Code of 1986, as amended (Code) (Qualified Plan) that is maintained by a corporate employer and all plans of any one employer or affiliated employers will also be grouped. All qualified plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

3.         All purchases of Class A shares made under a simplified employee pension plan (SEP), SIMPLE IRA or similar arrangement adopted by an employer or affiliated employers may be grouped. Additionally, if elected, the purchases made by individual employees under such plan may also be grouped with the other accounts of the individual employees if such grouping would be more beneficial to an individual.

4.         All purchases of Class A shares made by you or your spouse for your or your spouse's individual retirement accounts (IRAs), salary reduction plan accounts under Section 457 of the Code, or 403(b) tax sheltered accounts may be grouped, as well as your or your spouse's Keogh plan accounts, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise IFDI at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Ivy Money Market Fund are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed, Inc. (Waddell & Reed) and Legend Equities Corporation (Legend), the grouping privileges described above also apply to the corresponding classes of shares of funds in the Waddell & Reed Advisors Family of Funds.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

  Shareholders investing through certain investment advisors and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees
  The Trustees and officers of Ivy Funds, the Directors and officers of Ivy Funds, Inc. or of any affiliated entity of IICO, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed
  Minnesota Life Trustees and officers, Directors, or any affiliated entity of Minnesota Life, employees of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals
  Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records
  Participants in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and are segregated from any other retirement plan assets
  Participants in a 401(a) plan or 457 plan that invest in the Ivy Family of Funds through a third party platform or agreement
  The Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program" in the SAI.
  Sales representatives, and their immediate family members (spouse, children, parents, children's spouses and spouse's parents), associated with unaffiliated third party broker/dealers with which IFDI has entered into selling agreements
  Clients investing via a Managed Allocation Portfolios (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed

For purposes of determining sales at NAV, an individual's domestic partner may be treated as his or her spouse.

Sales Charge Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

  Exchange of Class A shares of any fund in the Ivy Family of Funds or shares of Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, Class A shares of any fund in the Waddell & Reed Advisors Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares
  One-Time Reinvestment of all or part of the proceeds of redemption of your Class A shares of a Fund in Class A shares of the Fund, if the reinvestment is made within 60 days of the Fund's receipt of your redemption request
  Payments of Principal and Interest on Loans made pursuant to a 401(a) plan, if such loans are permitted by the plan and the plan may invest in shares of the Fund

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers is also available, free of charge, at www.ivyfunds.com, including hyperlinks to facilitate access to this information. You will find more information in the Fund's SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to IFDI, as further described below. The purpose of the CDSC is to compensate IFDI for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. IFDI pays 4.00% of the amount invested to dealers who sell Class B shares and 1.00% of the amount invested to dealers who sell Class C shares.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted earlier, Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made. For example, if a shareholder opens an account on August 17, 2007, then redeems all Class B shares on August 15, 2008, the shareholder will pay a CDSC of 4.00%, the rate applicable to redemptions made within the second year of purchase.

Shareholders who are eligible to purchase Class A shares at a reduced sales charge due to the breakpoints available on a purchase of $100,000 or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class B shares. In such case, requests to purchase Class B shares will not be accepted. The Fund will not apply the limitation to Class B share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records, and it will be the responsibility of the broker-dealer holding the omnibus account to apply the limitation for such purchases.

Class C shares

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. As noted above, Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for five years or longer, Class C shares may not be appropriate.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records and it will be the selling broker's responsibility to apply the limitation for such purchases.

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to IFDI redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an IRA, a Keogh plan or a custodial account under Sections 457(b) and 403(b)(7) of the Code, a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper redemptions of shares purchased by current or retired Trustees or Directors of the Funds, directors of affiliated companies, current or retired officers of the Funds, employees of IFDI and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons redemptions of shares made pursuant to a shareholder's participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)
  redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed for Class C shares, redemptions made by shareholders that have purchased shares of the Fund through certain group plans that have selling agreements with IFDI and that are administered by a third party and/or for which brokers not affiliated with IFDI provide administrative or recordkeeping services redemptions of Fund shares, the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or W&R Target Funds, Inc., as directed by the redeeming shareholder, through a retirement plan product or savings plan product offered by the insurance company the exercise of certain exchange privileges
  redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than $500, or less than $250 for Ivy Money Market Fund redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which may require certain notice.

Class I shares

Class I shares are sold without any front-end sales load or contingent deferred sales charges. Class I shares do not pay an annual 12b-1 distribution and/or service fee. Class I shares generally are only available for purchase by:

  fund of funds
  participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401, of the Code, including 401(k) plans if the value of the plan exceeds $10,000,000, when the shares are held in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative and/or other support services to the plan participants of the Waddell & Reed Financial, Inc. Retirement Plans

Class Y shares

Class Y shares are not subject to a sales charge. Class Y shares do however pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets. Class Y shares are only available for purchase by:

  participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401 of the Code, including 401(k) plans for which an unaffiliated third party provides administrative, distribution and/or other support services to the plan banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers, and for which entity an unaffiliated third party provides administrative, distribution and/or other support services government entities or authorities and corporations whose investment within the first 12 months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor and/or the 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own. As well, IFDI may have selling agreements with financial intermediaries which provide for IFDI to pay fees to such intermediaries based on a percentage of assets and/or a fixed amount per shareholder account. IFDI makes payments to such intermediaries from its own resources and from amounts reimbursed by WRIMCO and IICO. These reimbursements to IFDI are funded out of WRIMCO's and IICO's net income, respectively.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and may also be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and other services provided by the intermediary, and may be required by the intermediary in order for the Ivy Family of Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary's established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from IFDI or its affiliates for providing related client-level recordkeeping and other services.

IFDI may also compensate an intermediary and/or financial advisor for IFDI's participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. IFDI may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary's established policies.

Compensation arrangements such as those described above are undertaken to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult the SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

The Distributor of the Funds, IFDI, is a corporate affiliate of Waddell & Reed. Waddell & Reed offers shares of the Funds through a distribution agreement with IFDI. The following paragraphs disclose certain potential conflicts of interest in connection with the offering of the Funds by Waddell & Reed.

Waddell & Reed financial advisors sell primarily shares of the Funds and the Waddell & Reed Advisors Funds, a separate mutual fund family for which Waddell & Reed serves as principal underwriter and distributor (Fund Families). Either IICO or WRIMCO (Manager) is the investment manager for each fund in the respective Fund Families. The Managers are affiliates of Waddell & Reed.

Waddell & Reed financial advisors are not required to sell only shares of the funds in the Fund Families, have no sales quotas with respect to the Funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Fund Families. It is possible, however, for Waddell & Reed, and/or its affiliated companies, to receive more total revenue from the sale of shares of the funds in the Fund Families than from the sale of shares of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). This is because the Managers earn investment advisory fees for providing investment management services to the funds in the Fund Families. These fees are assessed daily against the assets held by the funds in the Fund Families and are paid to the Managers out of fund assets.

Increased sales of shares of the Fund Families generally result in greater revenues, and greater profits, to Waddell & Reed and the Managers, since payments to Waddell & Reed and the Managers increase as more assets are invested in the Fund Families. Waddell & Reed employee compensation (including management and certain sales force leader compensation) and operating goals at all levels are tied to Waddell & Reed's overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the funds in the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the funds in the Fund Families. Ultimately, this will typically influence the financial advisor's decision to recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance and/or lower fund expenses than the funds in the Fund Families.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of funds in the Fund Families, though the client is not obligated to purchase such shares through Waddell & Reed. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed, and read, a copy of Waddell & Reed's Form ADV Disclosure Brochure.

Portability

The Funds' shares may be purchased and serviced only through broker-dealers and other financial intermediaries (Financial Intermediaries) that have entered into selling agreements with IFDI. Waddell & Reed, an affiliate of IFDI, is one such Financial Intermediary that is authorized to sell the Funds and service Fund accounts. If you elect to work with a Waddell & Reed financial advisor it is likely that the financial advisor will recommend the purchase of shares of the Funds. If you decide to terminate your relationship with your Waddell & Reed financial advisor or if they decide to transfer their license to another Financial Intermediary, you should consider that you will only be able to transfer your Fund shares to another Financial Intermediary if that Financial Intermediary has a selling agreement with IFDI. Not all Financial Intermediaries have such selling agreements and the selling agreements may typically be terminated without notice to you. If you select a Financial Intermediary that has no selling agreement with IFDI or whose selling agreement is terminated after you transfer your shares, you will either have to hold your shares directly with the Funds or sell your shares and transfer the proceeds to another Financial Intermediary, which may cause you to experience adverse tax consequences.

Ways to Set Up Your Account (for Class A, Class B and Class C shares)

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education Savings Accounts) may be tax-deductible.

  Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For 2007, the Annual Dollar Limit is $4,000, scheduled to rise to $5,000 in 2008 and indexed for inflation in $500 increments, thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a "catch-up" contribution. The maximum annual catch-up contribution is $1,000. For each of 2007 through 2009, certain 401(k) plan participants who received in that year matching contributions of employer stock from an employer that (a) declared bankruptcy and (b) is subject to indictment or conviction resulting from transactions related to the bankruptcy may make special "catch-up" contributions of up to $3,000 for that year. An individual who makes this special "catch-up" contribution for a year may not make the catch-up contribution otherwise available for having attained age 50. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year.
  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year. An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.
  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.
  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.
  Owner-only Keogh Plans allow self-employed individuals and their spouses, or one or more partners and their spouses, to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $45,000 for 2007.
  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan. A Roth 401(k) contribution option may also be available on a qualified 401(k) Plan.
  403(b) Custodial Accounts are available to certain employees of public school systems, churches and Code Section 501(c)(3) (i.e., tax-exempt) organizations. A Roth 403(b) contribution option may also be available.
  457(b) Plans allow certain employees of state and local governments and tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by IFDI. Contact your financial advisor for the form.

Pricing of Fund Shares

The price to buy a share of a Fund, called the offering price, is calculated every business day. Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this Prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund's shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A shares).

In the calculation of a Fund's NAV:

  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable or are unreliable are valued at their fair value by or at the direction of the Board of Trustees or Board of Directors, as discussed below.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board of Trustees or Board of Directors. A Fund may also use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund's NAV is calculated.

A Fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some Funds, which may invest a portion of their assets in foreign securities, may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments may be valued at their fair values as determined according to the procedures approved by the Fund's Board of Trustees or Board of Directors. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuations. WRIMCO has retained a third-party pricing service (the Service) to assist in valuing foreign securities, if any, held in the Funds' portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Waddell & Reed Services Company (WRSCO), the Funds' transfer agent, in accordance with guidelines adopted by each of the Fund's Board of Trustees or Board of Directors, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Boards regularly review, and WRSCO regularly monitors and reports to the Boards, the Service's pricing of the Funds' foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event -- thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund's NAV will be subject, in part, to the judgment of the Board of Trustees or Board of Directors or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing may also affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see "Market Timing Policy."

Buying Shares

You may buy shares of each of the Funds through IFDI and through third parties that have entered into selling arrangements with IFDI. Contact IFDI or any authorized investment dealer for more information. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have. IFDI will not accept account applications unless submitted by an entity with which IFDI maintains a current selling agreement.

IFDI generally will not accept new account applications to establish an account with non-U.S. address (APO/FPO addresses are acceptable) or for a non-resident alien.

If your individual account is not maintained on our shareholder servicing system, please contact your selling dealer, plan administrator or third party recordkeeper to purchase shares of the Funds.

By mail: To purchase any class of shares by check, make your check payable to Ivy Funds Distributor, Inc. Mail the check, along with your completed application, to:

Ivy Funds Distributor, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

To add to your account by mail: Make your check payable to Ivy Funds Distributor, Inc. Mail the check to IFDI, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

By telephone or internet: To purchase Class A, B or C shares of a Fund by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 800.777.6472 to report your purchase, or fax the information to 800.532.2749. For internet transactions, you may not execute trades greater than $25,000. You may purchase Class I and Class Y shares by calling 800.532.2783 or faxing instructions to 800.532.2749. If you need to establish an account for Class I or Class Y shares, you may call 800.532.2783 to obtain an account application. You may then mail a completed application to IFDI at the above address, or fax it to 800.532.2749.

By Automatic Investment Service: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the Automatic Investment Service (AIS).

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Ivy Family of Funds, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.
  You may purchase shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.
  Broker-dealers that perform account transactions for their clients through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such dealers have independent agreements with IFDI, and are compensated for performing account transactions for their clients.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

IFDI reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account	$500 (per Fund)
For certain exchanges	$100 (per Fund)
For accounts opened with AIS	$50 (per Fund)*
For accounts established through payroll deductions	Any amount

To Add to an Account	Any amount
For certain exchanges	$100 (per Fund)
For AIS	$25 (per Fund)

For Class Y:

To Open an Account
For a government entity or authority or for a corporation	$10 million
(within first 12 months)
For other eligible investors	Any amount

To Add to an Account	Any amount

*An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

For clients of Morgan Stanley DW, Inc. (MSDW) who purchase their shares through certain fee-based advisory accounts sponsored by MSDW, the minimum initial and subsequent investment requirements for Class A shares are waived.

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any applicable CDSC and/or redemption fee.

If your individual account is not maintained on our shareholder servicing system, please contact your selling dealer, plan administrator or third party recordkeeper to sell shares of the Funds.

By mail: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable requirements listed in the table below

Deliver the form or your letter to:

Ivy Client Services
c/o Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone or internet: If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet. You may request to receive payment of your redemption proceeds via direct ACH or via wire (wire redemptions of Ivy Money Market Fund require a $1,000 minimum redemption). To redeem your Class A, Class B or Class C shares, call 800.777.6472, fax your request to 800.532.2749, or place your redemption order at www.ivyfunds.com, and give your instructions to redeem your shares via ACH or via wire, as applicable. For Class A, Class B and Class C shares, redemption requests via wire will be charged a $10 per transaction wire fee. To redeem your Class Y shares, call 800.532.2783, or fax your request to 800.532.2749, and give your instructions to redeem your shares via ACH or via wire, as applicable. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days). For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone or internet can only be accepted for amounts up to $50,000.

To sell Class A shares of Ivy Money Market Fund and Ivy Limited-Term Bond Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more. If you sell Class A shares of Ivy Limited-Term Bond Fund by check, you may experience tax implications.

When you place an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC and/or redemption fee, after receipt of a request for redemption in good order by Ivy Client Services (on behalf of Waddell & Reed Services Company) or other authorized Fund agent. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC).
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Trustees or Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC and/or redemption fee, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (for example, employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record a check redemption request if the address on the account has been changed within the last 30 days

This requirement is to protect you and the Funds from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500, or less than $250 for Ivy Money Market Fund. The Fund will give you notice and 60 days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500 or $250 for Ivy Money Market Fund. These redemptions will not be subject to a CDSC. Ivy Money Market Fund may charge a fee of $1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 (or $250 for Ivy Money Market Fund) due to market forces.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 days after the date of your redemption, and the reinvestment must be made into the same fund, account, and class of shares from which it had been redeemed. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 days after such redemption. IFDI will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class A shares of a Fund, once as to Class B shares of a Fund and once as to Class C shares of a Fund. The reinvestment must be made into the same fund, account, and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Funds' transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

If you are investing through certain third-party broker dealers, please contact your plan administrator or other recordkeeper for information about your account.

If you have established an account that is maintained on our shareholder servicing system, we provide a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800.777.6472, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:

  obtain information about your accounts
  obtain price information about other funds in the Ivy Family of Funds obtain a Fund's current prospectus, SAI, annual report or other information about each Fund request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on our shareholder servicing system; otherwise, you should contact the introducing broker.

Internet Service

Our web site, www.ivyfunds.com, is also available. If you do not currently have an account established that is maintained on our shareholder servicing system, you may use the web site to obtain information about the Funds in the Ivy Family of Funds, including accessing a Fund's current prospectus, SAI, annual report or other information. If you have an account set up that is maintained on our shareholder servicing system, you may also use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares, if you have established Express Transactions for your account.

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)
  quarter-to-date statements (quarterly)
  year-to-date statements (after the end of the fourth calendar quarter)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of a Fund's most recent prospectus and annual and semiannual reports to shareholders may be mailed to shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.ivyfunds.com to view and/or download these documents, as well as other information about each Fund.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the "Access Your Account" feature available via www.ivyfunds.com.

Exchange Privileges

Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another Fund in the Ivy Family of Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares, or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Ivy Money Market Fund are subject to any sales charge applicable to the Fund being exchanged into, unless the Ivy Money Market shares were previously acquired by an exchange from Class A shares of another Ivy fund for which a sales charge was paid (or represent reinvestment of dividends and distributions paid on such shares). You may sell your Class I or Class Y shares of any of the Funds and buy Class I or Class Y shares, respectively, of another Fund, or Class A shares of Ivy Money Market Fund.

For clients of Waddell & Reed and Legend, these exchange privileges for Class A, Class B and Class C shares also apply to the corresponding classes of shares of funds within the Waddell & Reed Advisors Family of Funds. Shareholders of Class I shares may exchange their shares for Class Y shares of funds within the Waddell & Reed Advisors Family of Funds. Shareholders of Ivy Class Y shares may not exchange those shares for shares of any class of funds within the Waddell & Reed Advisors Family of Funds.

As of December 1, 2003, Class B and Class C shares of Ivy Money Market Fund are not available for direct investment. Therefore, you may utilize Class A shares of Ivy Money Market Fund for your Funds Plus Service into Class A, B or C shares of a non-money market fund. Please see the SAI for additional information.

Ivy Municipal Bond Fund Class Y shares are no longer available for investment. Shareholders of Class Y shares of Ivy Municipal Bond Fund may exchange their shares for Class A shares of the Fund, or for Class A shares of any fund in the Ivy Funds, at NAV. Any additional investments in Class A shares will be subject to the applicable sales load as described in the prospectus.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each fund within the Ivy Family of Funds may only be sold within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

Important Exchange Information

  You must exchange into the same share class you currently own (except that you may exchange Class Y and Class I shares of any of the Funds for Class A shares of Ivy Money Market Fund, and in certain situations you may exchange Class A shares of Ivy Money Market Fund for Class B or Class C shares of any of the other Funds).
  Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

How to Exchange

By mail: Send your written exchange request to Ivy Client Services at the address listed under "Selling Shares."

By telephone: Call IFDI at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. IFDI employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IFDI may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

If your individual account is not maintained on our shareholder servicing system, please contact your selling dealer, plan administrator or third party recordkeeper to exchange shares of the Funds.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or IFDI, thereby indirectly affecting the Fund's shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in municipal obligations, such as Ivy Municipal Bond Fund, or that invests a significant portion of its assets in high-yield fixed income securities, such as Ivy High Income Fund.

To discourage market timing activities by investors, the Funds' Board of Trustees or Board of Directors has adopted a market timing policy and has approved the procedures of the Funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WRSCO will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Fund shares.

As an additional step, WRSCO reviews Fund redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities in an account held directly on the Funds' records that has not previously exceeded WRSCO's thresholds, WRSCO will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If an account exceeds WRSCO's thresholds a second time within a twelve (12) month period, exchange privileges will be suspended indefinitely for all accounts owned by that shareholder whose account exceeded the pre-determined thresholds. For trading in omnibus accounts, WRSCO will, if possible, place a trading block at a tax ID number level or, if that cannot be accomplished, will contact the associated intermediary and request that the broker-dealer implement trading restrictions. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of a Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

In addition, IFDI and/or its affiliate, Waddell & Reed, Inc. (collectively, "W&R"), have entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by W&R, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders' Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary's account by any shareholder identified by W&R as having engaged in Fund share transactions that violate a Fund's market timing policy. W&R's procedures seek to monitor transactions in omnibus accounts so that W&R may make such further inquiries and take such other actions as it deems appropriate or necessary to enforce the Funds' market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, IFDI and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds, IFDI or WRSCO may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account.

The Funds' ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Fund's and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Funds' market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or IFDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Redemption Fee/Exchange Fee

To further discourage the use of the Funds as a vehicle for excessive short-term trading, each of the Funds except Ivy Money Market Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares of that Fund after holding the shares fewer than five days. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

A Fund's redemption fee will not be assessed against:

1.

certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts

2.

(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

3.

shareholder accounts participating in SPA, MAP and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service

4.

shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Funds' behalf.

5.	redemptions of shares purchased through the Automatic Investment Service (AIS)

6.	redemptions made through a Systematic Withdrawal Plan

7.	redemptions of shares purchased through the Funds Plus Service

Additionally, a Fund's redemption fee will not be assessed for any transaction (redemption or exchange) of $5,000 or less (that correspondingly would result in an assessment of a fee equal to or less than $100.00).

In addition to these waivers, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account
	Minimum Amount	Frequency
	$25 (per Fund)	Monthly

Funds Plus Service
To move money from Ivy Money Market Fund Class A to a Fund whether in the same or a different class
	Minimum Amount	Frequency
	$100 (per Fund)	Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, each Fund declare dividends from net investment income daily and pay them monthly. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.

Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.

Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders may be taxed as long-term capital gain. The portion of the dividends that the Fund pays which is attributable to qualified dividend income received by the Fund will qualify for such treatment, provided that the shareholder meets certain holding period requirements. None of the dividends paid by Ivy Bond Fund, Ivy Limited-Term Bond Fund, Ivy Municipal Bond Fund or Ivy Money Market Fund are expected to be eligible for treatment as qualified dividend income, and it is unlikely that a significant amount of dividends paid by other Funds will be so eligible.

For noncorporate taxable shareholders, each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year on a Form 1099.

Distributions by Ivy Municipal Bond Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. A portion of the exempt-interest dividends paid by Ivy Municipal Bond Fund is expected to be attributable to interest on certain bonds that must be treated, by you, as a tax preference item for purposes of calculating your liability, if any, for the AMT; the Fund anticipates such portion will not be more than 40% of the dividends it will pay, annually, to its shareholders. Ivy Municipal Bond Fund will provide you with information concerning the amount of distributions that is a tax preference item after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in the Fund.

Entities or other persons who are substantial users (or persons related to substantial users) of facilities financed by PABs should consult their tax advisers before purchasing Ivy Municipal Bond Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term substantial user is defined generally to include a non-exempt person who regularly uses, in trade or business, a part of a facility financed from the proceeds of PABs.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the Ivy Family of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within 90 days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Ivy Family of Funds without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See "Your Account--Selling Shares." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis in the newly purchased shares.

Withholding. Each Fund must withhold 28% of all dividends, exempt interest dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from taxable dividends and capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; you will find more information in each Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Financial Highlights

The following information is to help you understand the financial performance of each of the classes of each Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. Except as noted below, this information has been audited by Deloitte & Touche LLP, whose Reports of Independent Registered Public Accounting Firm, along with each Fund's financial statements for the fiscal year ended March 31, 2007, are included in the Funds' Annual Reports to Shareholders, which are incorporated by reference into each Statement of Additional Information. The financial highlights of Ivy Bond Fund and Ivy Mortgage Securities Fund for each of the periods ended September 30, 2003 and prior were audited by other auditors whose report expressed an unqualified opinion on those financial highlights. The annual report contains additional performance information and will be made available upon request and without charge.

No financial highlights are provided for Class I shares of the Funds, as this class commenced operations on April 2, 2007, which is after the end of the fiscal year.

IVY BOND FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$10.28	$0.46	$0.18	$0.64	$(0.46)	$(0.00)	$(0.46)	$10.46
4-1-05 to 3-31-06	10.52	0.42	(0.24)	0.18	(0.42)	(0.00)	(0.42)	10.28
4-1-04 to 3-31-05	10.83	0.41	(0.30)	0.11	(0.42)	(0.00)	(0.42)	10.52
10-1-03 to 3-31-04	10.73	0.23	0.09	0.32	(0.22)	(0.00)	(0.22)	10.83
10-1-02 to 9-30-03	10.57	0.45	0.15	0.60	(0.44)	(0.00)	(0.44)	10.73
10-1-01 to 9-30-02	10.30	0.52	0.27	0.79	(0.52)	(0.00)	(0.52)	10.57

Class B
4-1-06 to 3-31-07	$10.28	$0.34	$0.18	$0.52	$(0.34)	($0.00)	$(0.34)	$10.46
4-1-05 to 3-31-06	10.52	0.30	(0.24)	0.06	(0.30)	(0.00)	(0.30)	10.28
4-1-04 to 3-31-05	10.83	0.28	(0.31)	(0.03)	(0.28)	(0.00)	(0.28)	10.52
12-8-03* to 3-31-04	10.64	0.11	0.19	0.30	(0.11)	(0.00)	(0.11)	10.83

Class C
4-1-06 to 3-31-07	$10.28	$0.37	$0.18	$0.55	$(0.37)	($0.00)	$(0.37)	$10.46
4-1-05 to 3-31-06	10.52	0.31	(0.24)	0.07	(0.31)	(0.00)	(0.31)	10.28
4-1-04 to 3-31-05	10.83	0.27	(0.31)	(0.04)	(0.27)	(0.00)	(0.27)	10.52
12-8-03* to 3-31-04	10.64	0.11	0.19	0.30	(0.11)	(0.00)	(0.11)	10.83

Class Y
4-1-06 to 3-31-07	$10.28	$0.46	$0.18	$0.64	$(0.46)	$(0.00)	$(0.46)	$10.46
4-1-05 to 3-31-06	10.52	0.41	(0.24)	0.17	(0.41)	(0.00)	(0.41)	10.28
4-1-04 to 3-31-05	10.83	0.39	(0.31)	0.08	(0.39)	(0.00)	(0.39)	10.52
12-8-03* to 3-31-04	10.64	0.13	0.19	0.32	(0.13)	(0.00)	(0.13)	10.83

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement		Ratio of Expenses to Average Net Assets without Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	6.40%	[a]	$64	1.20%		1.20%	[b]	4.48%		4.48%	[b]	91%
4-1-05 to 3-31-06	1.74%	[a]	56	1.23%		1.23%	[b]	4.03%		4.03%	[b]	126%
4-1-04 to 3-31-05	1.04%	[a]	49	1.17%		1.43%		3.84%		3.58%		200%
10-1-03 to 3-31-04	3.03%	[a]	23	1.46%	[c,d]	2.36%	[c,d]	4.53%	[c,d]	3.64%	[c,d]	78%
10-1-02 to 9-30-03	5.84%	[a]	18	1.15%		2.01%		4.25%		3.39%		119%
10-1-01 to 9-30-02	7.90%	[a]	17	1.15%		1.92%		5.07%		4.30%		148%

Class B
4-1-06 to 3-31-07	5.22%		$1.83	2.32%		N/A		3.37%		N/A		91%
4-1-05 to 3-31-06	0.57%		1.45	2.38%		N/A		2.90%		N/A		126%
4-1-04 to 3-31-05	-0.23%		0.74	2.45%		N/A		2.63%		N/A		200%
12-8-03* to 3-31-04	2.77%		0.29	2.76%	[c]	N/A		3.04%	[c]	N/A		78%	[e]

Class C
4-1-06 to 3-31-07	5.48%		$4.10	2.06%		N/A		3.62%		N/A		91%
4-1-05 to 3-31-06	0.66%		1.74	2.28%		N/A		3.01%		N/A		126%
4-1-04 to 3-31-05	-0.40%		0.55	2.59%		N/A		2.47%		N/A		200%
12-8-03* to 3-31-04	2.77%		0.12	2.61%	[c]	N/A		3.09%	[c]	N/A		78%	[e]

Class Y
4-1-06 to 3-31-07	6.43%		$0.04	1.09%		N/A		4.60%		N/A		91%
4-1-05 to 3-31-06	1.62%		0.02	1.34%		N/A		3.91%		N/A		126%
4-1-04 to 3-31-05	0.75%		0.03	1.46%		N/A		3.65%		N/A		200%
12-8-03* to 3-31-04	3.03%		0.03	1.54%	[c]	N/A		3.99%	[c]	N/A		78%	[e]

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.
(c)Annualized.
(d)In connection with the reorganization plan effected December 8, 2003, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from October 1, 2003 up to the time of merger. Expenses for Class A shares before and after the merger were limited to 1.15% of average net assets.

(e)For the six months ended March 31, 2004.

IVY HIGH INCOME FUND

	Selected Per-Share Data

		Income (Loss)
		From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$8.60	$0.62	$0.32	$0.94	$(0.62)	$(0.00)	$(0.62)	$8.92
4-1-05 to 3-31-06	8.69	0.58	(0.09)	0.49	(0.58)	(0.00)	(0.58)	8.60
4-1-04 to 3-31-05	8.85	0.57	(0.16)	0.41	(0.57)	(0.00)	(0.57)	8.69
4-1-03 to 3-31-04	8.07	0.56	0.78	1.34	(0.56)	(0.00)	(0.56)	8.85
4-1-02 to 3-31-03	8.48	0.64	(0.41)	0.23	(0.64)	(0.00)	(0.64)	8.07

Class B
4-1-06 to 3-31-07	$8.60	$0.53	$0.32	$0.85	$(0.53)	$(0.00)	$(0.53)	$8.92
4-1-05 to 3-31-06	8.69	0.50	(0.09)	0.41	(0.50)	(0.00)	(0.50)	8.60
4-1-04 to 3-31-05	8.85	0.49	(0.16)	0.33	(0.49)	(0.00)	(0.49)	8.69
4-1-03 to 3-31-04	8.07	0.50	0.78	1.28	(0.50)	(0.00)	(0.50)	8.85
4-1-02 to 3-31-03	8.48	0.56	(0.41)	0.15	(0.56)	(0.00)	(0.56)	8.07

Class C
4-1-06 to 3-31-07	$8.60	$0.55	$0.32	$0.87	$(0.55)	$(0.00)	$(0.55)	$8.92
4-1-05 to 3-31-06	8.69	0.51	(0.09)	0.42	(0.51)	(0.00)	(0.51)	8.60
4-1-04 to 3-31-05	8.85	0.50	(0.16)	0.34	(0.50)	(0.00)	(0.50)	8.69
4-1-03 to 3-31-04	8.07	0.50	0.78	1.28	(0.50)	(0.00)	(0.50)	8.85
4-1-02 to 3-31-03	8.48	0.57	(0.41)	0.16	(0.57)	(0.00)	(0.57)	8.07

Class Y
4-1-06 to 3-31-07	$8.60	$0.64	$0.32	$0.96	$(0.64)	$(0.00)	$(0.64)	$8.92
4-1-05 to 3-31-06	8.69	0.59	(0.09)	0.50	(0.59)	(0.00)	(0.59)	8.60
4-1-04 to 3-31-05	8.85	0.58	(0.16)	0.42	(0.58)	(0.00)	(0.58)	8.69
4-1-03 to 3-31-04	8.07	0.58	0.78	1.36	(0.58)	(0.00)	(0.58)	8.85
4-1-02 to 3-31-03	8.48	0.64	(0.41)	0.23	(0.64)	(0.00)	(0.64)	8.07

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Voluntary Expense Waiver	Ratio of Expenses to Average Net Assets excluding Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Voluntary Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Voluntary Expense Waiver		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	11.39%	[a]	$79	1.38%	1.38%	[b]	7.20%	7.20%	[b]	98%
4-1-05 to 3-31-06	5.80%	[a]	39	1.45%	1.45%	[b]	6.70%	6.70%	[b]	45%
4-1-04 to 3-31-05	4.69%	[a]	32	1.44%	1.44%	[b]	6.43%	6.43%	[b]	54%
4-1-03 to 3-31-04	17.24%	[a]	18	1.39%	1.39%	[b]	6.62%	6.62%	[b]	78%
4-1-02 to 3-31-03	3.02%	[a]	6	0.91%	1.44%		7.83%	7.30%		52%

Class B
4-1-06 to 3-31-07	10.24%		$7	2.43%	2.43%	[b]	6.14%	6.14%	[b]	98%
4-1-05 to 3-31-06	4.85%		6	2.36%	2.36%	[b]	5.79%	5.79%	[b]	45%
4-1-04 to 3-31-05	3.80%		5	2.31%	2.31%	[b]	5.56%	5.56%	[b]	54%
4-1-03 to 3-31-04	16.22%		4	2.28%	2.28%	[b]	5.78%	5.78%	[b]	78%
4-1-02 to 3-31-03	2.06%		2	1.84%	2.37%		6.90%	6.37%		52%

Class C
4-1-06 to 3-31-07	10.51%		$17	2.18%	2.18%	[b]	6.39%	6.39%	[b]	98%
4-1-05 to 3-31-06	5.00%		17	2.21%	2.21%	[b]	5.94%	5.94%	[b]	45%
4-1-04 to 3-31-05	3.90%		22	2.20%	2.20%	[b]	5.67%	5.67%	[b]	54%
4-1-03 to 3-31-04	16.30%		23	2.21%	2.21%	[b]	5.89%	5.89%	[b]	78%
4-1-02 to 3-31-03	2.15%		18	1.74%	2.27%		7.05%	6.52%		52%

Class Y
4-1-06 to 3-31-07	11.60%		$11	1.20%	1.20%	[b]	7.37%	7.37%	[b]	98%
4-1-05 to 3-31-06	6.00%		10	1.25%	1.25%	[b]	6.90%	6.90%	[b]	45%
4-1-04 to 3-31-05	4.83%		9	1.30%	1.30%	[b]	6.57%	6.57%	[b]	54%
4-1-03 to 3-31-04	17.36%		10	1.30%	1.30%	[b]	6.82%	6.82%	[b]	78%
4-1-02 to 3-31-03	3.03%		4	1.08%	1.61%		7.22%	6.69%		52%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.

IVY LIMITED-TERM BOND FUND

	Selected Per-Share Data

		Income (Loss)
		From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$10.00	$0.33	$0.15	$0.48	$(0.33)	$(0.00)	$(0.33)	$10.15
4-1-05 to 3-31-06	10.14	0.30	(0.14)	0.16	(0.30)	(0.00)	(0.30)	10.00
4-1-04 to 3-31-05	10.48	0.28	(0.34)	(0.06)	(0.28)	(0.00)	(0.28)	10.14
4-1-03 to 3-31-04	10.45	0.29	0.03	0.32	(0.29)	(0.00)	(0.29)	10.48
4-1-02 to 3-31-03	10.20	0.36	0.25	0.61	(0.36)	(0.00)	(0.36)	10.45

Class B
4-1-06 to 3-31-07	$10.00	$0.24	$0.15	$0.39	$(0.24)	$(0.00)	$(0.24)	$10.15
4-1-05 to 3-31-06	10.14	0.21	(0.14)	0.07	(0.21)	(0.00)	(0.21)	10.00
4-1-04 to 3-31-05	10.48	0.18	(0.34)	(0.16)	(0.18)	(0.00)	(0.18)	10.14
4-1-03 to 3-31-04	10.45	0.19	0.03	0.22	(0.19)	(0.00)	(0.19)	10.48
4-1-02 to 3-31-03	10.20	0.27	0.25	0.52	(0.27)	(0.00)	(0.27)	10.45

Class C
4-1-06 to 3-31-07	$10.00	$0.24	$0.15	$0.39	$(0.24)	$(0.00)	$(0.24)	$10.15
4-1-05 to 3-31-06	10.14	0.21	(0.14)	0.07	(0.21)	(0.00)	(0.21)	10.00
4-1-04 to 3-31-05	10.48	0.19	(0.34)	(0.15)	(0.19)	(0.00)	(0.19)	10.14
4-1-03 to 3-31-04	10.45	0.20	0.03	0.23	(0.20)	(0.00)	(0.20)	10.48
4-1-02 to 3-31-03	10.20	0.27	0.25	0.52	(0.27)	(0.00)	(0.27)	10.45

Class Y
4-1-06 to 3-31-07	$10.00	$0.34	$0.15	$0.49	$(0.34)	$(0.00)	$(0.34)	$10.15
4-1-05 to 3-31-06	10.14	0.31	(0.14)	0.17	(0.31)	(0.00)	(0.31)	10.00
4-1-04 to 3-31-05	10.48	0.29	(0.34)	(0.05)	(0.29)	(0.00)	(0.29)	10.14
4-1-03 to 3-31-04	10.45	0.29	0.03	0.32	(0.29)	(0.00)	(0.29)	10.48
4-1-02 to 3-31-03	10.20	0.36	0.25	0.61	(0.36)	(0.00)	(0.36)	10.45

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Voluntary Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets including Voluntary Expense Waiver	Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	4.89%	[a]	$35	1.33%	3.30%	41%
4-1-05 to 3-31-06	1.59%	[a]	33	1.31%	2.98%	28%
4-1-04 to 3-31-05	-0.60%	[a]	38	1.27%	2.71%	36%
4-1-03 to 3-31-04	3.13%	[a]	35	1.18%	2.79%	30%
4-1-02 to 3-31-03	6.15%	[a]	40	1.09%	3.32%	49%

Class B
4-1-06 to 3-31-07	3.94%		$5	2.23%	2.39%	41%
4-1-05 to 3-31-06	0.68%		5	2.22%	2.06%	28%
4-1-04 to 3-31-05	-1.51%		7	2.20%	1.78%	36%
4-1-03 to 3-31-04	2.18%		6	2.11%	1.86%	30%
4-1-02 to 3-31-03	5.18%		5	2.01%	2.47%	49%

Class C
4-1-06 to 3-31-07	3.98%		$12	2.20%	2.42%	41%
4-1-05 to 3-31-06	0.73%		13	2.17%	2.12%	28%
4-1-04 to 3-31-05	-1.45%		17	2.14%	1.84%	36%
4-1-03 to 3-31-04	2.23%		22	2.05%	1.92%	30%
4-1-02 to 3-31-03	5.22%		30	1.98%	2.59%	49%

Class Y
4-1-06 to 3-31-07	5.06%		$1	1.17%	3.44%	41%
4-1-05 to 3-31-06	1.72%		2	1.19%	3.10%	28%
4-1-04 to 3-31-05	-0.49%		2	1.16%	2.82%	36%
4-1-03 to 3-31-04	3.18%		2	1.13%	2.83%	30%
4-1-02 to 3-31-03	6.14%		2	1.09%	3.42%	49%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.

IVY MORTGAGE SECURITIES FUND

	Selected Per-Share Data

		Income (Loss)
		From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$10.44	$0.51	$0.15	$0.66	$(0.51)	$(0.00)	$(0.00)	$(0.51)	$10.59
4-1-05 to 3-31-06	10.68	0.48	(0.24)	0.24	(0.48)	(0.00)	(0.00)	(0.48)	10.44
4-1-04 to 3-31-05	10.96	0.49	(0.27)	0.22	(0.49)	(0.01)	(0.00)	(0.50)	10.68
10-1-03 to 3-31-04	10.97	0.25	0.03	0.28	(0.25)	(0.04)	(0.00)	(0.29)	10.96
10-1-02 to 9-30-03	11.07	0.59	(0.12)	0.47	(0.57)	(0.00)	(0.00)	(0.57)	10.97
10-1-01 to 9-30-02	10.99	0.70	0.11	0.81	(0.72)	(0.00)	(0.01)	(0.73)	11.07

Class B
4-1-06 to 3-31-07	$10.44	$0.40	$0.15	$0.55	$(0.40)	$(0.00)	N/A	$(0.40)	$10.59
4-1-05 to 3-31-06	10.68	0.36	(0.24)	0.12	(0.36)	(0.00)	N/A	(0.36)	10.44
4-1-04 to 3-31-05	10.96	0.37	(0.27)	0.10	(0.37)	(0.01)	N/A	(0.38)	10.68
12-8-03* to 3-31-04	10.87	0.12	0.13	0.25	(0.12)	(0.04)	N/A	(0.16)	10.96

Class C
4-1-06 to 3-31-07	$10.44	$0.42	$0.15	$0.57	$(0.42)	$(0.00)	N/A	$(0.42)	$10.59
4-1-05 to 3-31-06	10.68	0.38	(0.24)	0.14	(0.38)	(0.00)	N/A	(0.38)	10.44
4-1-04 to 3-31-05	10.96	0.38	(0.27)	0.11	(0.38)	(0.01)	N/A	(0.39)	10.68
12-8-03* to 3-31-04	10.87	0.12	0.13	0.25	(0.12)	(0.04)	N/A	(0.16)	10.96

Class Y
4-1-06 to 3-31-07	$10.44	$0.52	$0.15	$0.67	$(0.52)	$(0.00)	N/A	$(0.52)	$10.59
4-1-05 to 3-31-06	10.68	0.48	(0.24)	0.24	(0.48)	(0.00)	N/A	(0.48)	10.44
4-1-04 to 3-31-05	10.96	0.48	(0.27)	0.21	(0.48)	(0.01)	N/A	(0.49)	10.68
12-8-03* to 3-31-04	10.87	0.15	0.13	0.28	(0.15)	(0.04)	N/A	(0.19)	10.96

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement		Ratio of Expenses to Average Net Assets without Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	6.52%	[a]	$278	1.14%		1.14%	[b]	4.90%		4.90%	[b]	121%
4-1-05 to 3-31-06	2.24%	[a]	243	1.05%		1.16%		4.51%		4.40%		154%
4-1-04 to 3-31-05	2.12%	[a]	188	0.95%		1.23%		4.59%		4.31%		200%
10-1-03 to 3-31-04	2.70%	[a]	134	1.05%	[c,d]	1.38%	[c,d]	4.56%	[c,d]	4.22%	[c,d]	57%
10-1-02 to 9-30-03	4.19%	[a,e]	91	0.97%		1.12%		5.27%		5.12%		83%
10-1-01 to 9-30-02	7.88%	[a]	67	0.95%		1.21%		6.24%		5.98%		99%

Class B
4-1-06 to 3-31-07	5.45%		$12	2.16%		N/A		3.88%		N/A		121%
4-1-05 to 3-31-06	1.12%		11	2.16%		N/A		3.41%		N/A		154%
4-1-04 to 3-31-05	0.92%		7	2.16%		N/A		3.29%		N/A		200%
12-8-03* to 3-31-04	2.32%		1	1.89%	[c]	N/A		3.59%	[c]	N/A		57%	[f]

Class C
4-1-06 to 3-31-07	5.69%		$19	1.93%		N/A		4.11%		N/A		121%
4-1-05 to 3-31-06	1.34%		19	1.93%		N/A		3.63%		N/A		154%
4-1-04 to 3-31-05	1.05%		12	2.03%		N/A		3.41%		N/A		200%
12-8-03* to 3-31-04	2.32%		2	1.86%	[c]	N/A		3.61%	[c]	N/A		57%	[f]

Class Y
4-1-06 to 3-31-07	6.66%		$13	1.00%		N/A		5.04%		N/A		121%
4-1-05 to 3-31-06	2.26%		7	1.03%		N/A		4.53%		N/A		154%
4-1-04 to 3-31-05	1.95%		6	1.12%		N/A		4.41%		N/A		200%
12-8-03* to 3-31-04	2.56%		3	1.09%	[c]	N/A		4.38%	[c]	N/A		57%	[f]

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.
(c)Annualized.
(d)In connection with the reorganization plan effected December 8, 2003, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from October 1, 2003 up to the time of merger. Expenses for Class A shares before and after the merger were limited to 0.95% of average net assets.

(e)Advantus Capital reimbursed the Fund for losses related to certain investment trades. With reimbursed losses, the total return for Class A, for the year ended September 30, 2003, would have been 4.28%.

(f)For the six months ended March 31, 2004.

IVY MUNICIPAL BOND FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$11.04	$0.41	[a]	$0.08	[a]	$0.49	$(0.41)	$(0.00)	$(0.41)	$11.12
4-1-05 to 3-31-06	11.13	0.42		(0.09)		0.33	(0.42)	(0.00)	(0.42)	11.04
4-1-04 to 3-31-05	11.31	0.38		(0.17)		0.21	(0.39)	(0.00)	(0.39)	11.13
4-1-03 to 3-31-04	11.10	0.37		0.21		0.58	(0.37)	(0.00)	(0.37)	11.31
4-1-02 to 3-31-03	10.61	0.42		0.49		0.91	(0.42)	(0.00)	(0.42)	11.10

Class B
4-1-06 to 3-31-07	$11.04	$0.32		$0.08		$0.40	$(0.32)	$(0.00)	$(0.32)	$11.12
4-1-05 to 3-31-06	11.13	0.34		(0.09)		0.25	(0.34)	(0.00)	(0.34)	11.04
4-1-04 to 3-31-05	11.31	0.30		(0.18)		0.12	(0.30)	(0.00)	(0.30)	11.13
4-1-03 to 3-31-04	11.10	0.28		0.21		0.49	(0.28)	(0.00)	(0.28)	11.31
4-1-02 to 3-31-03	10.61	0.33		0.49		0.82	(0.33)	(0.00)	(0.33)	11.10

Class C
4-1-06 to 3-31-07	$11.04	$0.32		$0.08		$0.40	$(0.32)	$(0.00)	$(0.32)	$11.12
4-1-05 to 3-31-06	11.13	0.34		(0.09)		0.25	(0.34)	(0.00)	(0.34)	11.04
4-1-04 to 3-31-05	11.31	0.29		(0.17)		0.12	(0.30)	(0.00)	(0.30)	11.13
4-1-03 to 3-31-04	11.10	0.28		0.21		0.49	(0.28)	(0.00)	(0.28)	11.31
4-1-02 to 3-31-03	10.61	0.32		0.49		0.81	(0.32)	(0.00)	(0.32)	11.10

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Voluntary Expense Waiver	Ratio of Expenses to Average Net Assets excluding Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Voluntary Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Voluntary Expense Waiver		Portfolio Turnover Rate

Class A
4-1-06 to 3-31-07	4.51%	[b]	$9	1.11%	1.35%		3.67%	3.43%		26%
4-1-05 to 3-31-06	3.00%	[b]	6	0.90%	1.33%		3.77%	3.34%		20%
4-1-04 to 3-31-05	1.89%	[b]	5	1.13%	1.39%		3.42%	3.16%		17%
4-1-03 to 3-31-04	5.36%	[b]	4	1.25%	1.25%	[c]	3.35%	3.35%	[c]	11%
4-1-02 to 3-31-03	8.71%	[b]	3	1.15%	1.15%	[c]	3.79%	3.79%	[c]	40%

Class B
4-1-06 to 3-31-07	3.70%		$1	1.85%	2.09%		2.92%	2.68%		26%
4-1-05 to 3-31-06	2.20%		1	1.70%	2.13%		2.96%	2.53%		20%
4-1-04 to 3-31-05	1.09%		1	1.90%	2.16%		2.65%	2.39%		17%
4-1-03 to 3-31-04	4.50%		1	2.06%	2.06%	[c]	2.54%	2.54%	[c]	11%
4-1-02 to 3-31-03	7.81%		1	1.96%	1.96%	[c]	2.98%	2.98%	[c]	40%

Class C
4-1-06 to 3-31-07	3.69%		$15	1.87%	2.11%		2.90%	2.66%		26%
4-1-05 to 3-31-06	2.19%		16	1.69%	2.12%		2.97%	2.54%		20%
4-1-04 to 3-31-05	1.04%		18	1.93%	2.19%		2.62%	2.36%		17%
4-1-03 to 3-31-04	4.45%		20	2.10%	2.10%	[c]	2.50%	2.50%	[c]	11%
4-1-02 to 3-31-03	7.75%		25	2.03%	2.03%	[c]	2.95%	2.95%	[c]	40%

(a)Based on average weekly shares outstanding
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)There was no waiver of expenses during the period.

IVY MONEY MARKET FUND

	Selected Per-Share Data

	Income (Loss) From		Less
	Investment Operations		Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Less Dividends Declared	Net Asset Value End of Period

Class A
4-1-06 to 3-31-07	$1.00	$0.0435	$(0.0435)	$1.00
4-1-05 to 3-31-06	1.00	0.0288	(0.0288)	1.00
4-1-04 to 3-31-05	1.00	0.0083	(0.0083)	1.00
4-1-03 to 3-31-04	1.00	0.0061	(0.0061)	1.00
4-1-02 to 3-31-03	1.00	0.0124	(0.0124)	1.00

Class B
4-1-06 to 3-31-07	$1.00	$0.0338	$(0.0338)	$1.00
4-1-05 to 3-31-06	1.00	0.0184	(0.0184)	1.00
4-1-04 to 3-31-05	1.00	0.0014	(0.0014)	1.00
4-1-03 to 3-31-04	1.00	0.0002	(0.0002)	1.00
4-1-02 to 3-31-03	1.00	0.0015	(0.0015)	1.00

Class C
4-1-06 to 3-31-07	$1.00	$0.0340	$(0.0340)	$1.00
4-1-05 to 3-31-06	1.00	0.0185	(0.0185)	1.00
4-1-04 to 3-31-05	1.00	0.0013	(0.0013)	1.00
4-1-03 to 3-31-04	1.00	0.0002	(0.0002)	1.00
4-1-02 to 3-31-03	1.00	0.0019	(0.0019)	1.00

		Ratios and Supplemental Data

For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Voluntary Expense Waiver		Ratio of Expenses to Average Net Assets excluding Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets excluding Voluntary Expense Waiver

Class A
4-1-06 to 3-31-07	4.44%	$59	0.88%		0.98%		4.38%		4.28%
4-1-05 to 3-31-06	2.87%	44	0.91%		1.06%		2.87%		2.72%
4-1-04 to 3-31-05	0.82%	39	0.89%		1.20%		0.81%		0.50%
4-1-03 to 3-31-04	0.62%	45	0.67%		0.87%		0.48%		0.28%
4-1-02 to 3-31-03	1.25%	10	0.52%		0.92%		1.26%		0.86%

Class B
4-1-06 to 3-31-07	3.44%	$4	1.86%		1.86%	[a]	3.43%		3.43%	[a]
4-1-05 to 3-31-06	1.82%	2	1.95%		1.95%	[a]	1.86%		1.86%	[a]
4-1-04 to 3-31-05	0.14%	1	1.57%	[b]	1.95%	[b]	0.12%	[b]	-0.26%	[b]
4-1-03 to 3-31-04	0.02%	1	1.14%	[b]	1.34%	[b]	0.02%	[b]	-0.18%	[b]
4-1-02 to 3-31-03	0.16%	1	1.59%	[c]	2.06%	[c]	0.14%	[c]	-0.33%	[c]

Class C
4-1-06 to 3-31-07	3.45%	$6	1.84%		1.84%	[a]	3.45%		3.45%	[a]
4-1-05 to 3-31-06	1.83%	3	1.94%		1.94%	[a]	1.75%		1.75%	[a]
4-1-04 to 3-31-05	0.12%	5	1.58%	[b]	1.99%	[b]	0.12%	[b]	-0.29%	[b]
4-1-03 to 3-31-04	0.02%	6	1.16%	[b]	1.35%	[b]	0.03%	[b]	-0.17%	[b]
4-1-02 to 3-31-03	0.20%	10	1.56%	[c]	1.99%	[c]	0.18%	[c]	-0.25%	[c]

(a)There was no waiver of expenses during the period.
(b)Voluntary waiver of expenses to maintain yield of 0.01%.
(c)Based on voluntary waiver of management fee due to Fund net assets below $25 million.

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a ten-year period. Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Fund's annual expense ratio stays the same throughout the ten-year period (except for Class B shares, which convert to Class A shares after you have held them for eight years) and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge (Load) that might be imposed on the purchase of shares (and deducted from the hypothetical initial investment of $10,000) is reflected in the "Hypothetical Expenses" column. The hypothetical investment information does not reflect the effect of charges, if any, normally applicable to redemptions of shares (for example, CDSC, redemption fees). If redemption charges, if any, were reflected, the amounts shown in the "Hypothetical Expenses" column would be higher, and the amounts shown in the "Hypothetical Ending Investment" column would be lower. Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

Ivy Bond Fund -- Class A
Annual expense ratio	1.21%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$691.20	$9,782.20
2	$9,782.20	489.11	10,271.31	120.60	10,152.95
3	10,152.95	507.64	10,660.60	125.17	10,537.75
4	10,537.75	526.88	11,064.63	129.92	10,937.13
5	10,937.13	546.85	11,483.98	134.84	11,351.64
6	11,351.64	567.58	11,919.23	139.95	11,781.87
7	11,781.87	589.09	12,370.96	145.26	12,228.40
8	12,228.40	611.42	12,839.82	150.76	12,691.86
9	12,691.86	634.59	13,326.45	156.48	13,172.88
10	13,172.88	658.64	13,831.53	162.41	13,672.13
Cumulative Total	$1,956.59

Ivy Bond Fund -- Class B
Annual expense ratio	2.32%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$235.10	$10,268.00
2	10,268.00	513.40	10,781.40	241.40	10,543.18
3	10,543.18	527.15	11,070.34	247.87	10,825.73
4	10,825.73	541.28	11,367.02	254.52	11,115.86
5	11,115.86	555.79	11,671.66	261.34	11,413.77
6	11,413.77	570.68	11,984.46	268.34	11,719.66
7	11,719.66	585.98	12,305.64	275.53	12,033.75
8	12,033.75	601.68	12,635.43	282.92	12,356.25

Converts from Class B to Class A	Annual Expense Ratio: 1.21%

9	12,356.25	617.81	12,974.06	152.34	12,824.55
10	12,824.55	641.22	13,465.78	158.11	13,310.60
Cumulative Total	$2,377.47

Ivy Bond Fund -- Class C

Annual expense ratio	2.07%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$210.03	$10,293.00
2	10,293.00	514.65	10,807.65	216.18	10,594.58
3	10,594.58	529.72	11,124.31	222.52	10,905.00
4	10,905.00	545.25	11,450.25	229.04	11,224.52
5	11,224.52	561.22	11,785.74	235.75	11,553.40
6	11,553.40	577.67	12,131.07	242.65	11,891.91
7	11,891.91	594.59	12,486.51	249.76	12,240.34
8	12,240.34	612.01	12,852.36	257.08	12,598.99
9	12,598.99	629.94	13,228.94	264.61	12,968.14
10	12,968.14	648.40	13,616.54	272.37	13,348.10
Cumulative Total	$2,399.99

Ivy Bond Fund -- Class Y

Annual expense ratio	1.05%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$107.07	$10,395.00
2	10,395.00	519.75	10,914.75	111.30	10,805.60
3	10,805.60	540.28	11,345.88	115.69	11,232.42
4	11,232.42	561.62	11,794.04	120.26	11,676.10
5	11,676.10	583.80	12,259.90	125.02	12,137.31
6	12,137.31	606.86	12,744.17	129.95	12,616.73
7	12,616.73	630.83	13,247.57	135.09	13,115.09
8	13,115.09	655.75	13,770.85	140.42	13,633.14
9	13,633.14	681.65	14,314.79	145.97	14,171.65
10	14,171.65	708.58	14,880.23	151.74	14,731.43
Cumulative Total	$1,282.51

Ivy High Income Fund -- Class A

Annual expense ratio	1.39%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$708.37	$9,765.24
2	$9,765.24	488.26	10,253.50	138.18	10,117.76
3	10,117.76	505.88	10,623.65	143.17	10,483.01
4	10,483.01	524.15	11,007.17	148.34	10,861.45
5	10,861.45	543.07	11,404.52	153.69	11,253.55
6	11,253.55	562.67	11,816.23	159.24	11,659.80
7	11,659.80	582.99	12,242.79	164.99	12,080.72
8	12,080.72	604.03	12,684.76	170.95	12,516.84
9	12,516.84	625.84	13,142.68	177.12	12,968.69
10	12,968.69	648.43	13,617.13	183.51	13,436.86
Cumulative Total	$2,147.56

Ivy High Income Fund -- Class B

Annual expense ratio	2.43%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$246.12	$10,257.00
2	10,257.00	512.85	10,769.85	252.44	10,520.60
3	10,520.60	526.03	11,046.63	258.93	10,790.98
4	10,790.98	539.54	11,330.53	265.59	11,068.31
5	11,068.31	553.41	11,621.72	272.41	11,352.76
6	11,352.76	567.63	11,920.40	279.41	11,644.53
7	11,644.53	582.22	12,226.76	286.59	11,943.79
8	11,943.79	597.18	12,540.98	293.96	12,250.75

Converts from Class B to Class A	Annual Expense Ratio: 1.39%

9	12,250.75	612.53	12,863.29	173.35	12,693.00
10	12,693.00	634.65	13,327.65	179.61	13,151.22
Cumulative Total	$2,508.41

Ivy High Income Fund -- Class C

Annual expense ratio	2.19%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$222.07	$10,281.00
2	10,281.00	514.05	10,795.05	228.31	10,569.89
3	10,569.89	528.49	11,098.39	234.73	10,866.91
4	10,866.91	543.34	11,410.25	241.32	11,172.27
5	11,172.27	558.61	11,730.88	248.11	11,486.21
6	11,486.21	574.31	12,060.52	255.08	11,808.97
7	11,808.97	590.44	12,399.42	262.25	12,140.80
8	12,140.80	607.04	12,747.84	269.61	12,481.96
9	12,481.96	624.09	13,106.06	277.19	12,832.70
10	12,832.70	641.63	13,474.34	284.98	13,193.30
Cumulative Total	$2,523.65

Ivy High Income Fund -- Class Y

Annual expense ratio	1.20%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$122.28	$10,380.00
2	10,380.00	519.00	10,899.00	126.92	10,774.44
3	10,774.44	538.72	11,313.16	131.74	11,183.86
4	11,183.86	559.19	11,743.06	136.75	11,608.85
5	11,608.85	580.44	12,189.29	141.95	12,049.99
6	12,049.99	602.49	12,652.49	147.34	12,507.89
7	12,507.89	625.39	13,133.28	152.94	12,983.19
8	12,983.19	649.15	13,632.35	158.75	13,476.55
9	13,476.55	673.82	14,150.38	164.79	13,988.66
10	13,988.66	699.43	14,688.09	171.05	14,520.23
Cumulative Total	$1,454.51

Ivy Limited-Term Bond Fund -- Class A

Annual expense ratio	1.33%
Maximum front-end sales charge	2.50%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$487.50	$10,237.50	$382.05	$10,107.82
2	10,107.82	505.39	10,613.21	136.90	10,478.78
3	10,478.78	523.93	11,002.72	141.92	10,863.35
4	10,863.35	543.16	11,406.52	147.13	11,262.03
5	11,262.03	563.10	11,825.14	152.53	11,675.35
6	11,675.35	583.76	12,259.12	158.13	12,103.84
7	12,103.84	605.19	12,709.03	163.93	12,548.05
8	12,548.05	627.40	13,175.45	169.95	13,008.56
9	13,008.56	650.42	13,658.99	176.18	13,485.97
10	13,485.97	674.29	14,160.27	182.65	13,980.91
Cumulative Total	$1,811.37

Ivy Limited-Term Bond Fund -- Class B

Annual expense ratio	2.23%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$226.08	$10,277.00
2	10,277.00	513.85	10,790.85	232.35	10,561.67
3	10,561.67	528.08	11,089.75	238.78	10,854.23
4	10,854.23	542.71	11,396.94	245.40	11,154.89
5	11,154.89	557.74	11,712.63	252.19	11,463.88
6	11,463.88	573.19	12,037.07	259.18	11,781.43
7	11,781.43	589.07	12,370.50	266.36	12,107.77
8	12,107.77	605.38	12,713.16	273.74	12,443.16

Converts from Class B to Class A	Annual Expense Ratio: 1.33%

9	12,443.16	622.15	13,065.32	168.53	12,899.82
10	12,899.82	644.99	13,544.82	174.71	13,373.25
Cumulative Total	$2,337.32

Ivy Limited-Term Bond Fund -- Class C

Annual expense ratio	2.20%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$223.08	$10,280.00
2	10,280.00	514.00	10,794.00	229.32	10,567.84
3	10,567.84	528.39	11,096.23	235.74	10,863.73
4	10,863.73	543.18	11,406.92	242.34	11,167.92
5	11,167.92	558.39	11,726.32	249.13	11,480.62
6	11,480.62	574.03	12,054.65	256.10	11,802.08
7	11,802.08	590.10	12,392.18	263.28	12,132.54
8	12,132.54	606.62	12,739.16	270.65	12,472.25
9	12,472.25	623.61	13,095.86	278.23	12,821.47
10	12,821.47	641.07	13,462.55	286.02	13,180.47
Cumulative Total	$2,533.89

Ivy Limited-Term Bond Fund -- Class Y

Annual expense ratio	1.17%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$119.24	$10,383.00
2	10,383.00	519.15	10,902.15	123.80	10,780.66
3	10,780.66	539.03	11,319.70	128.54	11,193.56
4	11,193.56	559.67	11,753.24	133.47	11,622.28
5	11,622.28	581.11	12,203.39	138.58	12,067.41
6	12,067.41	603.37	12,670.78	143.89	12,529.59
7	12,529.59	626.47	13,156.07	149.40	13,009.48
8	13,009.48	650.47	13,659.95	155.12	13,507.74
9	13,507.74	675.38	14,183.13	161.06	14,025.09
10	14,025.09	701.25	14,726.34	167.23	14,562.25
Cumulative Total	$1,420.33

Ivy Money Market Fund -- Class A

Annual expense ratio	0.98%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$99.96	$10,402.00
2	10,402.00	520.10	10,922.10	103.98	10,820.16
3	10,820.16	541.00	11,361.16	108.16	11,255.13
4	11,255.13	562.75	11,817.88	112.51	11,707.58
5	11,707.58	585.37	12,292.96	117.04	12,178.23
6	12,178.23	608.91	12,787.14	121.74	12,667.79
7	12,667.79	633.38	13,301.18	126.63	13,177.04
8	13,177.04	658.85	13,835.89	131.73	13,706.75
9	13,706.75	685.33	14,392.09	137.02	14,257.77
10	14,257.77	712.88	14,970.65	142.53	14,830.93
Cumulative Total	$1,201.30

Ivy Money Market Fund -- Class B

Annual expense ratio	1.86%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$188.92	$10,314.00
2	10,314.00	515.70	10,829.70	194.85	10,637.85
3	10,637.85	531.89	11,169.75	200.97	10,971.88
4	10,971.88	548.59	11,520.48	207.28	11,316.40
5	11,316.40	565.82	11,882.22	213.78	11,671.74
6	11,671.74	583.58	12,255.32	220.50	12,038.23
7	12,038.23	601.91	12,640.14	227.42	12,416.23
8	12,416.23	620.81	13,037.04	234.56	12,806.10

Converts from Class B to Class A	Annual Expense Ratio: 0.98%

9	12,806.10	640.30	13,446.40	128.02	13,320.90
10	13,320.90	666.04	13,986.95	133.16	13,856.40
Cumulative Total	$1,949.46

Ivy Money Market Fund -- Class C

Annual expense ratio	1.84%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$186.90	$10,316.00
2	10,316.00	515.80	10,831.80	192.81	10,641.98
3	10,641.98	532.09	11,174.08	198.90	10,978.27
4	10,978.27	548.91	11,527.18	205.19	11,325.18
5	11,325.18	566.25	11,891.44	211.67	11,683.06
6	11,683.06	584.15	12,267.21	218.36	12,052.24
7	12,052.24	602.61	12,654.85	225.26	12,433.09
8	12,433.09	621.65	13,054.75	232.38	12,825.98
9	12,825.98	641.29	13,467.28	239.72	13,231.28
10	13,231.28	661.56	13,892.84	247.30	13,649.39

Cumulative Total	$2,158.49

Ivy Mortgage Securities Fund -- Class A

Annual expense ratio	1.14%
Maximum front-end sales charge	5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$684.51	$9,788.80
2	9,788.80	489.44	10,278.24	113.74	10,166.65
3	10,166.65	508.33	10,674.98	118.13	10,559.08
4	10,559.08	527.95	11,087.04	122.69	10,966.66
5	10,966.66	548.33	11,514.99	127.43	11,389.97
6	11,389.97	569.49	11,959.47	132.35	11,829.63
7	11,829.63	591.48	12,421.11	137.46	12,286.25
8	12,286.25	614.31	12,900.56	142.76	12,760.50
9	12,760.50	638.02	13,398.53	148.27	13,253.06
10	13,253.06	662.65	13,915.71	154.00	13,764.62
Cumulative Total	$1,881.34

Ivy Mortgage Securities Fund -- Class B

Annual expense ratio	2.16%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$219.06	$10,284.00
2	10,284.00	514.20	10,798.20	225.28	10,576.06
3	10,576.06	528.80	11,104.86	231.68	10,876.42
4	10,876.42	543.82	11,420.24	238.26	11,185.31
5	11,185.31	559.26	11,744.58	245.03	11,502.97
6	11,502.97	575.14	12,078.12	251.99	11,829.66
7	11,829.66	591.48	12,421.14	259.14	12,165.62
8	12,165.62	608.28	12,773.90	266.50	12,511.13

Converts from Class B to Class A	Annual Expense Ratio: 1.14%

9	12,511.13	625.55	13,136.68	145.37	12,994.05
10	12,994.05	649.70	13,643.76	150.99	13,495.63
Cumulative Total	$2,233.30

Ivy Mortgage Securities Fund -- Class C

Annual expense ratio	1.93%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$195.96	$10,307.00
2	10,307.00	515.35	10,822.35	201.97	10,623.42
3	10,623.42	531.17	11,154.59	208.17	10,949.56
4	10,949.56	547.47	11,497.04	214.57	11,285.71
5	11,285.71	564.28	11,850.00	221.15	11,632.18
6	11,632.18	581.60	12,312.79	227.94	11,989.29
7	11,989.29	599.46	12,588.76	234.94	12,357.36
8	12,357.36	617.86	12,975.23	242.15	12,736.73
9	12,736.73	636.83	13,373.57	249.59	13,127.75
10	13,127.75	656.38	13,784.14	257.25	13,530.77
Cumulative Total	$2,253.69

Ivy Mortgage Securities Fund -- Class Y

Annual expense ratio	1.01%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$103.01	$10,399.00
2	10,399.00	519.95	10,918.95	107.12	10,813.92
3	10,813.92	540.69	11,354.61	111.39	11,245.39
4	11,245.39	562.26	11,807.66	115.84	11,694.08
5	11,694.08	584.70	12,278.79	120.46	12,160.68
6	12,160.68	608.03	12,768.71	125.27	12,645.89
7	12,645.89	632.29	13,278.18	130.27	13,150.46
8	13,150.46	657.52	13,807.98	135.46	13,675.16
9	13,675.16	683.75	14,358.92	140.87	14,220.80
10	14,220.80	711.04	14,931.84	146.49	14,788.21
Cumulative Total	$1,236.18

Ivy Municipal Bond Fund -- Class A

Annual expense ratio	1.34%
Maximum front-end sales charge	4.25%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$555.65	$9,925.44
2	9,925.44	496.27	10,421.71	135.43	10,288.71
3	10,288.71	514.43	10,803.15	140.39	10,665.28
4	10,665.28	533.26	11,198.54	145.53	11,055.63
5	11,055.63	552.78	11,608.41	150.85	11,460.26
6	11,460.26	573.01	12,033.28	156.37	11,879.71
7	11,879.71	593.98	12,473.70	162.10	12,314.51
8	12,314.51	615.72	12,930.23	168.03	12,765.22
9	12,765.22	638.26	13,403.48	174.18	13,232.43
10	13,232.43	661.62	13,894.05	180.55	13,716.73
Cumulative Total	$1,969.08

Ivy Municipal Bond Fund -- Class B

Annual expense ratio	2.12%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$215.05	$10,288.00
2	10,288.00	514.40	10,802.40	221.24	10,584.29
3	10,584.29	529.21	11,113.50	227.61	10,889.12
4	10,889.12	544.45	11,433.57	234.17	11,202.72
5	11,202.72	560.13	11,762.86	240.91	11,525.36
6	11,525.36	576.26	12,101.63	247.85	11,857.29
7	11,857.29	592.86	12,450.16	254.99	12,198.78
8	12,198.78	609.93	12,808.72	262.33	12,550.11

Converts from Class B to Class A	Annual Expense Ratio: 1.34%

9	12,550.11	627.50	13,177.61	171.24	13,009.44
10	13,009.44	650.47	13,659.91	177.51	13,485.59
Cumulative Total	$2,252.90

Ivy Municipal Bond Fund -- Class C

Annual expense ratio	2.13%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$216.05	$10,287.00
2	10,287.00	514.35	10,801.35	222.25	10,582.23
3	10,582.23	529.11	11,111.34	228.63	10,885.94
4	10,885.94	544.29	11,430.24	235.19	11,198.37
5	11,198.37	559.91	11,758.29	241.94	11,519.76
6	11,519.76	575.98	12,095.75	248.89	11,850.38
7	11,850.38	592.51	12,442.90	256.03	12,190.49
8	12,190.49	609.52	12,800.01	263.38	12,540.35
9	12,540.35	627.01	13,167.37	270.94	12,900.26
10	12,900.26	645.01	13,545.27	278.71	13,270.50
Cumulative Total	$2,462.01

IVY FUNDS

Custodian	Distributor
UMB Bank, n.a.	Ivy Funds Distributor, Inc.
928 Grand Boulevard	6300 Lamar Avenue
Kansas City, Missouri 64106	P. O. Box 29217
Shawnee Mission, Kansas
Legal Counsel	66201-9217
Bell, Boyd & Lloyd LLP	913.236.2000
Three First National Plaza	800.777.6472
70 West Madison Street
Suite 3100
Chicago, Illinois 60602-4207

Independent Registered
Public Accounting Firm	Transfer Agent
Deloitte & Touche LLP	Waddell & Reed
1100 Walnut, Suite 3300	Services Company
Kansas City, Missouri	6300 Lamar Avenue
64106	P. O. Box 29217
Shawnee Mission, Kansas
Investment Manager	66201-9217
Ivy Investment	913.236.2000
Management Company	800.777.6472
6300 Lamar Avenue
P. O. Box 29217	Accounting Services Agent
Shawnee Mission, Kansas	Waddell & Reed
66201-9217	Services Company
913.236.2000	6300 Lamar Avenue
800.777.6472	P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913.236.2000
800.777.6472

IVY FUNDS

You can get more information about each Fund in the--

  Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
  Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of the Funds' current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Ivy Funds Distributor, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com and are available at www.ivyfunds.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 800.SEC.0330.

IVY FUNDS DISTRIBUTOR, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
800.777.6472

WRP 3400 (7-07)

Ivy Funds, Inc. 811-06569
Ivy Funds: 811-01028

IVY FUNDS

Class E Shares

Ivy Asset Strategy Fund
Ivy Bond Fund
Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Cundill Global Value Fund
Ivy Dividend Income Fund
Ivy Global Natural Resources Fund
Ivy High Income Fund
Ivy International Balanced Fund
Ivy International Core Equity Fund
Ivy Large Cap Growth Fund
Ivy Mid Cap Growth Fund
Ivy Money Market Fund
Ivy Mortgage Securities Fund
Ivy Real Estate Securities Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund

The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus

July 31, 2007

Contents
Ivy Asset Strategy Fund
Ivy Bond Fund
Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Cundill Global Value Fund
Ivy Dividend Income Fund
Ivy Global Natural Resources Fund
Ivy High Income Fund
Ivy International Balanced Fund
Ivy International Core Equity Fund
Ivy Large Cap Growth Fund
Ivy Mid Cap Growth Fund
Ivy Mortgage Securities Fund
Ivy Money Market Fund
Ivy Real Estate Securities Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund
Additional Information about Principal Investment
Strategies, Other Investments and Risks
The Management of the Funds
Investment Advisor
Management Fee
Portfolio Management
Your Account
InvestEd 529 Plan
Class E Shares
Account Registration
Pricing of Fund Shares
Buying Shares
Selling Shares
Exchange Privileges
Distributions and Taxes

Ivy Asset Strategy Fund

An Overview of the Fund

Objective

To provide high total return over the long term.

Principal Strategies

Ivy Asset Strategy Fund seeks to achieve its objective by allocating its assets among primarily stocks, bonds and short-term instruments of issuers located around the world.

  "Stocks" include equity securities of all types, although Ivy Investment Management Company (IICO), the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that IICO believes are currently selling below their true worth, while growth stocks are those whose earnings IICO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company.
  "Bonds" include all varieties of fixed-income instruments, such as corporate or U.S. government debt securities, with remaining maturities of more than three years. This investment type may include a significant amount, up to 35% of the Fund's total assets, of high yield/high risk bonds, or junk bonds, which include bonds rated BB and below by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) and Ba and below by Moody's Investors Service, Inc. (Moody's) or unrated bonds deemed by IICO to be of comparable quality.
  "Short-term instruments" include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.
  Within each of these investment types, the Fund may invest in domestic and foreign securities; therefore, the Fund may invest up to 100% of its assets in foreign securities.

IICO, the Fund's investment manager, may allocate the Fund's investments among these different types of securities in different proportions at different times. IICO may exercise a flexible strategy in the selection of securities, and the Fund is not required to allocate its investments among stocks and bonds in any fixed proportion or limited by investment style or by the issuer's location, size, market capitalization or industry sector. The Fund may have none or some of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions.

The Fund may invest in practically any market that IICO believes offers the greatest probability of return or, alternatively, that provides the highest degree of safety in uncertain times. Dependent on the outlook for the U.S. and global economies, IICO makes top-down allocations among stocks, bonds, cash, precious metals (for defensive purposes) and currency markets around the globe. After determining allocations, IICO seeks the best opportunities within each market.

IICO may, when consistent with the Fund's investment objective, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). IICO may use derivatives to hedge various investments, for risk management purposes or to seek to increase investment income or gain in the Fund.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Asset Strategy Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy changes in foreign exchange rates, which may affect the value of the foreign securities the Fund holds an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline prepayment of higher-yielding bonds held by the Fund
  the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived derivatives are subject to counterparty risk
  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

As noted, the Fund may invest up to 100% of its assets in foreign securities. Investing in foreign securities presents additional risks, such as foreign currency fluctuations and political or economic conditions affecting foreign countries. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Investments by the Fund in high yield/high risk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile, than higher-rated bonds.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Asset allocation funds may be appropriate for investors who want to diversify among stocks, bonds and short-term instruments of domestic and foreign issuers, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, Ivy Asset Strategy Fund may be appropriate for you. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Asset Strategy Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each full calendar year since these shares were first offered and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The information in the bar chart and the performance table is for Class A, since Class E shares have not been in existence for a full calendar year. The returns for Class E shares during these periods would be different from those of Class A shares because of potential variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
for Class A shares[1]
as of December 31 each year

2001	-10.98%
2002	3.09%
2003	11.43%
2004	12.92%
2005	22.28%
2006	19.78%

In the period shown in the chart, the highest quarterly return was 15.00% (the third quarter of 2005) and the lowest quarterly return was -7.98% (the first quarter of 2001). The Class A return for the year through June 30, 2007 was 12.23%.

1 Returns for Class E shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class E and Class A do not have the same expenses.

Average Annual Total Returns

The table below compares the Fund's Class A shares average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's Class A shares returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average annual total return information for Class E shares is not included in this prospectus since Class E shares are a new class and have not been in operation for a full calendar year.

Average Annual Total Returns

as of December 31, 2006

			Life
	1 Year	5 Years	of Class
	--------	---------	----------
Class A (began on 07-10-2000)
Before Taxes	12.89%	12.36%	8.21%
After Taxes on Distributions	12.70%	12.06%	6.71%
After Taxes on Distributions
and Sale of Fund Shares	8.60%	10.72%	6.29%
Indexes
S&P 500 Index[1]	15.80%	6.20%	1.54%[2]
Citigroup Broad
Investment Grade Index[3]	4.33%	5.10%	6.31%[2]
Citigroup Short-Term
Index for 1 Month Certificates
of Deposit[3]	5.15%	2.56%	3.08%[2]
Lipper Flexible Portfolio
Funds Universe Average[3]	11.02%	7.67%	4.94%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on July 31, 2000.

3Net of fees and expenses.

Fees and Expenses

Ivy Asset Strategy Fund

This table describes the fees and expenses that you may pay if you buy and hold Class E shares of the Fund:

Shareholder Fees*

(fees paid directly from

your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None[1]

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%

Annual Fund Operating Expenses
(expenses that are
deducted from Fund assets)

Management Fees	0.66%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses [3,4]	0.21%
Total Annual Fund Operating Expenses	1.12%

*InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

1A 1% CDSC is imposed on purchases of $1 million or more of Class E shares that are redeemed within 12 months of purchase.

2Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

3The data for Other Expenses is estimated for the initial fiscal year of the class. Actual expenses may be higher or lower.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$703	$971	$1,256	$2,060

1InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Ivy Bond Fund

An Overview of the Fund

Objective

To provide a high level of current income consistent with prudent investment risk.

Principal Strategies

Ivy Bond Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in bonds, primarily of domestic and, to a lesser extent, foreign issuers (for this purpose, "bonds" includes any debt security with an initial maturity greater than one year). The Fund invests in a variety of primarily investment-grade debt securities (including bonds rated BBB- and higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) and Baa3 and higher by Moody's Investors Service, Inc. (Moody's), or, if unrated, judged by the Fund's investment manager or subadvisor to be of comparable quality). To a lesser extent, the Fund also invests in non-investment grade debt securities. Debt securities in which the Fund may invest include corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (U.S. government securities), asset-backed securities and other debt obligations of U.S. banks or savings and loan associations. The Fund also invests in interest rate derivatives for hedging purposes. The Fund expects that under normal market circumstances the effective duration of its portfolio will range from four to seven years.

In selecting securities, the Fund's investment subadvisor, Advantus Capital Management, Inc. (Advantus Capital), uses a bottom-up, fundamental approach by focusing on security selection and sector allocation. Advantus Capital also focuses on relative value trading among fixed-income securities, and considers factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

Generally, in determining whether to sell a security, Advantus Capital uses the same type of analysis that it uses in buying securities, including review of the security's valuation and the issuer's creditworthiness. Advantus Capital may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Bond Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  an issuer of a debt security or other fixed income obligation may not make payments on the security or obligation when due a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates, which may cause a decrease in the Fund's investment income an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds changes in the maturities of bonds owned by the Fund
  the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived derivatives are subject to counterparty risk
  Advantus Capital's skill in evaluating and managing the interest rate and credit risks of the Fund adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Bond Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and may be appropriate for investors seeking long-term focus. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The information in the bar chart and the performance table is for Class A, since Class E shares have not been in existence for a full calendar year. The returns for Class E shares during these periods would be different from those of Class A shares because of potential variations in their respective expense structures. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Bond Fund, which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy Bond Fund. For that period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Bond Fund. If those expenses were reflected, performance shown below would differ.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
for Class A shares[1]
as of December 31 each year

1997	10.05%
1998	5.31%
1999	-2.57%
2000	10.64%
2001	8.00%
2002	9.78%
2003	5.04%
2004	4.36%
2005	1.85%
2006	4.15%

In the period shown in the chart, the highest quarterly return was 5.02% (the third quarter of 2001) and the lowest quarterly return was --2.73% (the second quarter of 2004). The Class A return for the year through June 30, 2007 was 0.71%.

1 Returns for Class E shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class E and Class A do not have the same expenses.

Average Annual Total Returns

The table below compares the Fund's Class A shares average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's Class A shares returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average annual total return information for Class E shares is not included in this prospectus since Class E shares are a new class and have not been in operation for a full calendar year.

Average Annual Total Returns

as of December 31, 2006

	1 Year	5 Years	10 Years
	--------	---------	-----------
Class A1
Before Taxes	-1.84%	3.77%	4.97%
After Taxes on Distributions	-3.32%	2.19%	2.92%
After Taxes on Distributions
and Sale of Fund Shares	-0.71%[2]	2.55%	3.24%
Indexes
Citigroup Broad Investment
Grade Index[3]	4.33%	5.10%	6.26%
Lipper Corporate Debt Funds
A Rated Universe Average[4]	3.86%	4.82%	5.59%

1For periods prior to December 8, 2003, performance shown is that of the Advantus Bond Fund, the predecessor to Ivy Bond Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy Bond Fund. Class A shares of Ivy Bond Fund would have had substantially similar returns to Class A shares of the Advantus Bond Fund because they would have been invested in a similar portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Bond Fund differ from expenses for Class A shares of Ivy Bond Fund.

2After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

3Reflects no deduction for fees, expenses or taxes.

4Net of fees and expenses.

Fees and Expenses

Ivy Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold Class E shares of the Fund:

Shareholder Fees*
(fees paid directly from
your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None[1]

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%

Annual Fund Operating Expenses
(expenses that are
deducted from Fund assets)

Management Fees	0.53%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[3,4]	0.43%
Total Annual Fund Operating Expenses	1.21%

*InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

1A 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more of Class E shares that are redeemed within 12 months of purchase.

2Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

3The data for Other Expenses is estimated for the initial fiscal year of the class. Actual expenses may be higher or lower.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$711	$997	$1,302	$2,157

1InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Ivy Capital Appreciation Fund

An Overview of the Fund

Objective

To provide long-term capital appreciation.

Principal Strategies

Ivy Capital Appreciation Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of U.S. and, to a lesser extent, foreign companies that IICO, the Fund's investment manager, considers to be high in quality and attractive in their long-term investment potential. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, primarily common stocks and securities convertible into common stocks. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time. While the Fund typically invests in the common stocks of large to medium sized U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its objective. Medium sized, or mid cap, companies are typically companies with market capitalizations that range between $1 billion and $18 billion, while large, or large cap, companies are typically companies with market capitalizations of at least $8 billion.

In selecting investments for the Fund, IICO combines a bottom-up fundamental analysis of the companies and investments, with its top-down macroeconomic research. IICO seeks to identify high-quality companies that it believes can demonstrate consistent, profitable growth and strong returns while generating substantial cash flow from their respective operations.

Generally, in determining whether to sell a security, IICO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Capital Appreciation Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries that may result in performance less favorable than another investment mix might have produced the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the skill of IICO in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Capital Appreciation Fund may be appropriate for long-term investors who seek capital appreciation. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Capital Appreciation Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each full calendar year since these shares were first offered and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The information in the bar chart and the performance table is for Class A, since Class E shares have not been in existence for a full calendar year. The returns for Class E shares during these periods would be different from those of Class A shares because of potential variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
for Class A shares[1]
as of December 31 each year

2001	-23.28%
2002	-15.10%
2003	27.64%
2004	12.55%
2005	9.19%
2006*	10.33%

In the period shown in the chart, the highest quarterly return was 11.34% (the second quarter of 2003) and the lowest quarterly return was -17.55% (the first quarter of 2001). The Class A return for the year through June 30, 2007 was 10.38%.

*Effective May, 2006, the Fund changed its investment objective and strategy from a tax-managed focus to long-term capital appreciation.

1 Returns for Class E shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class E and Class A do not have the same expenses.

Average Annual Total Returns

The table below compares the Fund's Class A shares average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's Class A shares returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average annual total return information for Class E shares is not included in this prospectus since Class E shares are a new class and have not been in operation for a full calendar year.

Average Annual Total Returns

as of December 31, 2006

			Life
	1 Year	5 Years	of Class
	--------	---------	----------
Class A (began on 06-30-2000)
Before Taxes	3.98%	6.73%	-1.17%
After Taxes on Distributions	3.98%	6.73%	-1.77%
After Taxes on Distributions
and Sale of Fund Shares	2.59%	5.82%	-0.99%[1]
Indexes*
Russell 1000 Growth Index[2]	9.09%	2.70%	5.84%[3]
S&P 500 Index[2]	15.80%	6.20%	1.27%[3]
Lipper Large-Cap Growth
Funds Universe Average[4]	5.60%	2.15%	-4.59%[3]

*The Fund's benchmark index changed from the S&P 500 Index to the Russell 1000 Growth Index effective April 2007. IICO believes the Russell 1000 Growth Index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. Both indexes are presented in this prospectus for comparison purposes.

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on June 30, 2000.

4Net of fees and expenses.

Fees and Expenses

Ivy Capital Appreciation Fund

This table describes the fees and expenses that you may pay if you buy and hold Class E shares of the Fund.

Shareholder Fees*
(fees paid directly from
your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None[1]

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%

Annual Fund Operating Expenses
(expenses that are
deducted from Fund assets)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses [3,4]	0.50%
Total Annual Fund Operating Expenses	1.40%
Expenses Waived [5]	0.05%
Net Fund Operating Expenses	1.35%

*InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

1A 1% CDSC is imposed on purchases of $1 million or more of Class E shares that are redeemed within 12 months of purchase.

2Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

3The data for Other Expenses is estimated for the initial fiscal year of the class. Actual expenses may be higher or lower.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

5Through July 31, 2008, Ivy Funds Distributor, Inc. (IFDI) the Fund's distributor, and Waddell & Reed Services Company (WRSCO), the Fund's transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for Class E at 1.35%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$727	$1,051	$1,395	$2,357

1InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Ivy Core Equity Fund

An Overview of the Fund

Objectives

To provide capital growth and income.

Principal Strategies

Ivy Core Equity Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large cap U.S. and foreign companies with dominant market positions in their industries. Large cap companies are typically companies with market capitalizations of at least $8 billion. The Fund invests in securities that have the potential for capital appreciation or that IICO, the Fund's investment manager, expects to resist market decline. Although the Fund typically invests in large companies, it may invest in securities of any size company. The Fund may invest up to 20% of its net assets in foreign securities.

IICO attempts to select securities with growth and income possibilities by looking at many factors including the company's:

  position in the global economy
  profitability record
  history of improving sales and profits
  management strength
  leadership position in its industry
  stock price value
  dividend payment history

Generally, in determining whether to sell a security IICO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of significant growth potential and/or the prospect of continued dividend payments. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Core Equity Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in countries with developing economies. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Core Equity Fund may be appropriate for investors who seek capital growth and income. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Core Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each full calendar year since these shares were first offered and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The information in the bar chart and the performance table is for Class A, since Class E shares have not been in existence for a full calendar year. The returns for Class E shares during these periods would be different from those of Class A because of potential variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
for Class A shares[1]
as of December 31 each year

2001	-15.23%
2002	-22.63%
2003	17.26%
2004	9.37%
2005	7.90%
2006	14.36%

In the period shown in the chart, the highest quarterly return was 12.12% (the fourth quarter of 2001) and the lowest quarterly return was -16.65% (the third quarter of 2002). The Class A return for the year through June 30, 2007 was 7.89%.

1 Returns for Class E shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class E and Class A do not have the same expenses.

Average Annual Total Returns

The table below compares the Fund's Class A shares average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's Class A shares returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average annual total return information for Class E shares is not included in this prospectus since Class E shares are a new class and have not been in operation for a full calendar year.

Average Annual Total Returns

as of December 31, 2006

			Life
	1 Year	5 Years	of Class
	--------	---------	----------
Class A (began on 07-03-2000)
Before Taxes	7.78%	2.91%	-0.81%
After Taxes on Distributions	6.21%	2.60%	-1.74%
After Taxes on Distributions
and Sale of Fund Shares	7.75%	2.60%	-0.75%[1]
Indexes
S&P 500 Index[2]	15.80%	6.20%	1.54%[3]
Lipper Large-Cap Core Funds
Universe Average[4]	13.53%	4.83%	0.99%[3]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on July 31, 2000.

4Net of fees and expenses.

Fees and Expenses

Ivy Core Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold Class E shares of the Fund:

Shareholder Fees*
(fees paid directly from
your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None[1]

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%

Annual Fund Operating Expenses
(expenses that are
deducted from Fund assets)

Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses [3,4]	0.42%
Total Annual Fund Operating Expenses	1.37%

*InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

1A 1% CDSC is imposed on purchases of $1 million or more of Class E shares that are redeemed within 12 months of purchase.

2Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

3The data for Other Expenses is estimated for the initial fiscal year of the class. Actual expenses may be higher or lower.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$726	$1,044	$1,382	$2,327

1InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Ivy Cundill Global Value Fund

An Overview of the Fund

Objective

To provide long-term capital growth. Any income realized will be incidental.

Principal Strategies

Ivy Cundill Global Value Fund invests primarily in equity securities (including common stock, preferred stock and securities convertible into common stock) throughout the world, including emerging market countries, which Mackenzie Financial Corporation (Mackenzie), the Fund's investment subadvisor, believes are trading below their estimated "intrinsic value." The Fund may invest in issuers located in any country, in a company of any size and in issuers of any industry.

"Intrinsic value" is the perceived realizable market value, determined through Mackenzie's analysis of the companies' financial statements (and includes factors such as financial capacity on the balance sheet, earnings, cash flows, dividends, business prospects, management capabilities and other catalysts for potentially increasing shareholder value). Mackenzie utilizes an entirely bottom-up, research driven approach in its selection of securities for the Fund.

Mackenzie may use certain derivative investment techniques (such as foreign currency exchange transactions and forward foreign currency contracts) to hedge the Fund's currency exposure.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Cundill Global Value Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the Fund may not be able to readily dispose of illiquid securities promptly at an acceptable price the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived derivatives are subject to counterparty risk
  the mix of securities in the Fund's holdings, particularly the relative weightings in, and exposure to, different sectors of the economy changes in foreign currency exchange rates, which may affect the value of the foreign securities the Fund holds the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the level of cash reserves may rise in the event acceptable investment opportunities cannot be found
  Mackenzie's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. The risks of investing in foreign securities are more acute in countries with developing economies. Since the Fund normally invests a substantial portion of its assets in those countries, it is exposed to the following additional risks: securities that are even less liquid and more volatile than those in more developed foreign countries; unusually long settlement delays; less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against reparation of assets); abrupt changes in exchange rate regime or monetary policy; unusually large currency fluctuations and currency conversion costs; and high national debt levels (which may impede an issuer payment of principal and/or interest on external debt).

Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Cundill Global Value Fund may be appropriate for investors seeking long-term growth potential, but who can accept significant fluctuations in capital value in the short term. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Cundill Global Value Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each full calendar year since these shares were first offered and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The information in the bar chart and the performance table is for Class A, since Class E shares have not been in existence for a full calendar year. The returns for Class E shares during these periods would be different from those of Class A shares because of potential variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the return would be less than that shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
for Class A shares[1]
as of December 31 each year

2002	-12.17%
2003	36.43%
2004	18.06%
2005	16.40%
2006	9.92%

In the period shown in the chart, the highest quarterly return was 16.50% (the second quarter of 2003) and the lowest quarterly return was --11.38% (the third quarter of 2002). The Class A return for the year through June 30, 2007 was 9.51%.

1 Returns for Class E shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class E and Class A do not have the same expenses.

Average Annual Total Returns

The table below compares the Fund's Class A shares average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's Class A shares returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average annual total return information for Class E shares is not included in this prospectus since Class E shares are a new class and have not been in operation for a full calendar year.

Average Annual Total Returns

as of December 31, 2006

			Life
	1 Year	5 Years	of Class
	------	--------	---------
Class A (began on 09-04-2001)
Before Taxes	3.60%	11.27%	10.12%
After Taxes on Distributions	2.72%	10.78%	9.42%
After Taxes on Distributions
and Sale of Fund Shares	3.66%	9.81%	8.63%
Indexes
Morgan Stanley Capital International
World Index[1]	20.07%	9.97%	11.20%[2]
Lipper Global Funds
Universe Average[3]	18.86%	10.08%	11.48%[2]
Lipper Global Small/Mid-Cap Value
Funds Universe Average[3]	9.84%	12.33%	12.80%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on September 30, 2001.

3Net of fees and expenses.

Fees and Expenses

Ivy Cundill Global Value Fund

This table describes the fees and expenses that you may pay if you buy and hold Class E shares of the Fund:

Shareholder Fees*

(fees paid directly from

your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None[1]

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%

Annual Fund Operating Expenses
(expenses that are
deducted from Fund assets)

Management Fees	0.93%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses [3,4]	0.37%
Total Annual Fund Operating Expenses	1.55%

*InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

1A 1% CDSC is imposed on purchases of $1 million or more of Class E shares that are redeemed within 12 months of purchase.

2Shares redeemed or exchanged within fewer than 30 days of purchase are subject to a 2.00% redemption fee/exchange fee.

3The data for Other Expenses is estimated for the initial fiscal year of the class. Actual expenses may be higher or lower.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$744	$1,096	$1,471	$2,514

1InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Ivy Dividend Income Fund

An Overview of the Fund

Objectives

To provide income and long-term capital growth.

Principal Strategies

Ivy Dividend Income Fund seeks to achieve its objectives by investing primarily in dividend-paying common stocks that IICO, the Fund's investment manager, believes also demonstrate favorable prospects for long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities of domestic and, to a lesser extent, foreign companies, which may include without limitation dividend-paying common stocks, preferred stocks or convertible preferred stocks. Although the Fund invests primarily in large cap companies (typically companies with capitalizations of at least $8 billion), it may invest in companies of any size.

The Fund primarily focuses on companies:

  with high dividend yields that are relatively safe
  with above average market yield that will continue to grow their dividend that pay a small dividend, but could grow their dividend over the next five years that pay no dividend, but may initiate a dividend

Generally, in determining whether to sell a security, IICO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Dividend Income Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Dividend Income Fund may be appropriate for investors seeking income and long-term capital growth through a portfolio of primarily dividend-paying common stocks. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Dividend Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each full calendar year since these shares were first offered and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The information in the bar chart and the performance table is for Class A, since Class E shares have not been in existence for a full calendar year. The returns for Class E shares during these periods would be different from those of Class A shares because of potential variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
for Class A shares[1]
as of December 31

2004	11.16%
2005	13.12%
2006	15.54%

In the period shown in the chart, the highest quarterly return was 9.11% (the fourth quarter of 2004) and the lowest quarterly return was --0.21% (the third quarter of 2004). The Class A return for the year through June 30, 2007 was 9.44%.

1 Returns for Class E shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class E and Class A do not have the same expenses.

Average Annual Total Returns

The table below compares the Fund's Class A shares average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's Class A shares returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average annual total return information for Class E shares is not included in this prospectus since Class E shares are a new class and have not been in operation for a full calendar year.

Average Annual Total Returns

as of December 31, 2006

		Life
	1 Year	of Class
	--------	----------
Class A (began on 06-30-2003)
Before Taxes	8.90%	12.59%
After Taxes on Distributions	8.52%	12.37%
After Taxes on Distributions
and Sale of Fund Shares	6.41%	10.95%
Indexes
Russell 1000 Index[1]	15.47%	13.96%[2]
Lipper Equity Income Funds
Universe Average[3]	18.46%	14.94%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on June 30, 2003.

3Net of fees and expenses.

Fees and Expenses

Ivy Dividend Income Fund

This table describes the fees and expenses that you may pay if you buy and hold Class E shares of the Fund:

Shareholder Fees*

(fees paid directly from

your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None[1]

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%

Annual Fund Operating Expenses
(expenses that are
deducted from Fund assets)

Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses [3,4]	0.43%
Total Annual Fund Operating Expenses	1.38%

*InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

1A 1% CDSC is imposed on purchases of $1 million or more of Class E shares that are redeemed within 12 months of purchase.

2Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

3The data for Other Expenses is estimated for the initial fiscal year of the class. Actual expenses may be higher or lower.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$727	$1,047	$1,387	$2,337

1InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Ivy Global Natural Resources Fund

An Overview of the Fund

Objective

To provide long-term growth. Any income realized will be incidental.

Principal Strategies

Ivy Global Natural Resources Fund invests, under normal market conditions, at least 80% of its net assets in equity securities of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, "natural resources" generally include:

  energy (such as utilities, producers/developers, refiners, service/drilling)
  alternative energy (such as uranium, coal, hydrogen, wind, solar, fuel cells)
  industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery)
  forest products (such as lumber, plywood, pulp, paper, newsprint, tissue)
  base metals (such as aluminum, copper, nickel, zinc, iron ore and steel)
  precious metals and minerals (such as gold, silver, platinum, diamonds)
  agricultural products (grains and other foods, seeds, fertilizers, water)

The Fund's investment subadvisor, Mackenzie, uses an equity style that focuses on both growth and value, as well as utilizing both a top-down (the creation of macro-economic models to prepare an outlook for economic and market conditions) and a bottom-up (fundamental, company by company) approach. Mackenzie targets companies for investment that, in its opinion, have strong management and financial positions, adding balance with established low cost, low debt producers and positions that are based on anticipated commodity price trends. The Fund seeks to be diversified internationally and therefore Mackenzie invests in foreign companies and domestic companies that have principal operations in foreign jurisdictions. While Mackenzie seeks to anchor the Fund's assets in North America, international exposure may exceed 50% of the Fund's assets. Exposure to companies in individual foreign countries other than Canada is typically less than 20% of the Fund's assets. The Fund also may have exposure to companies located in, and/or doing business in, emerging markets.

Generally, in determining to sell a security, Mackenzie considers various factors including whether the holding has sufficiently exceeded its target price, whether a growth-oriented company has failed to deliver growth as well as the effect of commodity price trends on certain holdings. Mackenzie may also sell a security to take advantage of more attractive investment opportunities, to reduce the Fund's holding in that security, or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Global Natural Resources Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected many of the companies in which the Fund may invest have relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies since the Fund can invest a significant portion of its assets in securities of companies principally engaged in natural resources activities, the Fund could experience wider fluctuations in value than funds with more diversified portfolios the mix of securities in the Fund's holdings, particularly the relative weightings in, and exposure to, different sectors of the economy the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived derivatives are subject to counterparty risk
  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the level of cash reserves may rise in the event acceptable investment opportunities cannot be found
  Mackenzie's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations. Investing in physical commodities, such as gold or silver, exposes the Fund to other risk considerations such as potentially severe price fluctuations over short periods of time and storage costs that exceed the custodial and/or brokerage costs associated with the Fund's other portfolio holdings.

Investing in foreign securities presents additional risks, such as foreign currency fluctuations and political or economic conditions affecting foreign countries. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Global Natural Resources Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Global Natural Resources Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each full calendar year since these shares were first offered and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The information in the bar chart and the performance table is for Class A, since Class E shares have not been in existence for a full calendar year. The returns for Class E shares during these periods would be different from those of Class A shares because of potential variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
for Class A shares[1]
as of December 31 each year

1998	-29.35%
1999	40.98%
2000	9.86%
2001	15.40%
2002	4.66%
2003	45.61%
2004	27.94%
2005	29.11%
2006	25.79%

In the period shown in the chart, the highest quarterly return was 24.19% (the fourth quarter of 2001) and the lowest quarterly return was -21.37% (the third quarter of 2001). The Class A return for the year through June 30, 2007 was 21.99%.

1 Returns for Class E shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class E and Class A do not have the same expenses.

Average Annual Total Returns

The table below compares the Fund's Class A shares average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's Class A shares returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average annual total return information for Class E shares is not included in this prospectus since Class E shares are a new class and have not been in operation for a full calendar year.

Average Annual Total Returns

as of December 31, 2006

	1 Year	5 Years	10 Years
	--------	---------	----------
Class A (began on 01-02-1997)
Before Taxes	18.55%	24.45%	14.96%
After Taxes on Distributions	16.24%	23.51%	13.66%
After Taxes on Distributions
and Sale of Fund Shares	14.39%	21.68%	12.78%
Indexes
Morgan Stanley Capital International
Commodity-Related Index[1]	21.48%	19.83%	11.05%
Lipper Natural Resources Funds
Universe Average[2]	15.22%	20.76%	13.45%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

Fees and Expenses

Ivy Global Natural Resources Fund

This table describes the fees and expenses that you may pay if you buy and hold Class E shares of the Fund:

Shareholder Fees*

(fees paid directly from

your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None[1]

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%

Annual Fund Operating Expenses
(expenses that are
deducted from Fund assets)

Management Fees	0.81%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses [3,4]	0.23%
Total Annual Fund Operating Expenses	1.29%

*InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

1A 1% CDSC is imposed on purchases of $1 million or more of Class E shares that are redeemed within 12 months of purchase.

2Shares redeemed or exchanged within fewer than 30 days of purchase are subject to a 2.00% redemption fee/exchange fee.

3The data for Other Expenses is estimated for the initial fiscal year of the class. Actual expenses may be higher or lower.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$719	$1,020	$1,342	$2,242

1InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Ivy High Income Fund

An Overview of the Fund

Objectives

To provide high current income. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective.

Principal Strategies

Ivy High Income Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities of domestic and, to a lesser extent, foreign issuers, the risks of which are, in the judgment of Ivy Investment Management Company (IICO), the Fund's investment manager, consistent with the Fund's objectives. The Fund invests primarily in lower quality bonds that include bonds rated BBB and below by S&P and Baa and below by Moody's or, if unrated, deemed by IICO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in junk bonds, which include bonds rated BB and below by S&P and Ba and below by Moody's, or, if unrated, deemed by IICO to be of comparable quality. The Fund may invest in bonds of any maturity and in companies of any size.

IICO may look at a number of factors in selecting securities for the Fund, beginning with the economic environment, interest rate trends and industry fundamentals, progressing to analysis of a company's fundamentals, including:

  financial strength
  growth of operating cash flows
  strength of management
  borrowing requirements
  potential to improve credit standing
  responsiveness to changes in interest rates and business conditions

The Fund may invest up to 20% of its total assets in common stocks in order to seek capital growth. The Fund emphasizes a blend of value and growth in its selection of common stocks. Value stocks are those which IICO believes are currently selling below their true worth. Growth stocks are those whose earnings IICO believes are likely to grow faster than the economy.

The Fund may also use credit default swaps or other derivatives to hedge various investments, for risk management purposes or to seek to increase income or gain in the Fund.

Generally, in determining whether to sell a debt security, IICO considers the following:

  the dynamics of an industry and/or company change or are anticipated to change a change in strategy by a company
  a change in management's consideration of its creditors

IICO may sell a security if, in its opinion, the price of the security has risen to fully reflect the company's improved creditworthiness and other investments with greater potential exist. As well, IICO may choose to sell an equity security if the issuer's growth potential has diminished. IICO may also sell a security to take advantage of more attractive investment opportunities, to reduce the Fund's holding in that security or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy High Income Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates, which may also cause a decrease in the Fund's investment income an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities, to decline the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds changes in the maturities of bonds owned by the Fund
  IICO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy High Income Fund may be appropriate for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth when consistent with the objective of income. The Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy High Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each full calendar year since these shares were first offered and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The information in the bar chart and the performance table is for Class A, since Class E shares have not been in existence for a full calendar year. The returns for Class E shares during these periods would be different from those of Class A shares because of potential variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of YEAR-BY-YEAR Returns
for Class A shares[1]
as of December 31 each year

2001	10.85%
2002	2.46%
2003	19.06%
2004	8.44%
2005	1.35%
2006	10.53%

In the period shown in the chart, the highest quarterly return was 7.09% (the fourth quarter of 2001) and the lowest quarterly return was -3.44% (the second quarter of 2002). The Class A return for the year through June 30, 2007 was 4.03%.

1 Returns for Class E shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class E and Class A do not have the same expenses.

Average Annual Total Returns

The table below compares the Fund's Class A shares average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's Class A shares returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average annual total return information for Class E shares is not included in this prospectus since Class E shares are a new class and have not been in operation for a full calendar year.

Average Annual Total Returns

as of December 31, 2006

			Life
	1 Year	5 Years	of Class
	------	-----------	-----------
Class A (began on 07-03-2000)
Before Taxes	4.18%	6.91%	6.31%
After Taxes on Distributions	1.66%	4.16%	3.37%
After Taxes on Distributions
and Sale of Fund Shares	3.47%	4.63%	3.93%
Indexes
Citigroup High
Yield Market Index[1]	11.85%	10.22%	7.85%[2]
Lipper High Current Yield
Funds Universe Average[3]	10.06%	8.83%	6.15%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on July 31, 2000.

3Net of fees and expenses.

Fees and Expenses

Ivy High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold Class E shares of the Fund:

Shareholder Fees*

(fees paid directly from

your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None[1]

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%

Annual Fund Operating Expenses
(expenses that are
deducted from Fund assets)

Management Fees	0.63%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[3,4]	0.51%
Total Annual Fund Operating Expenses	1.39%

*InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

1A 1% CDSC is imposed on purchases of $1 million or more of Class E shares that are redeemed within 12 months of purchase.

2Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

3The data for Other Expenses is estimated for the initial fiscal year of the class. Actual expenses may be higher or lower.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year [1]	3 Years [1]	5 Years [1]	10 Years [1]
$728	$1,050	$1,392	$2,348

1InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Ivy International Balanced Fund

An Overview of the Fund

Objective

To provide a high level of total return.

Principal Strategies

Ivy International Balanced Fund invests in equity and debt securities issued by companies located around the world and of any size, and in investment grade debt securities issued by governmental agencies and corporations. The Fund invests primarily in developed foreign markets, but may invest a portion of its assets in developing, or emerging, markets. Normally, the Fund invests approximately 50% to 70% of its assets in international equity securities and approximately 30% to 50% of its assets in international investment-grade debt securities.

In selecting equity securities the Fund's investment subadvisor, Templeton Investment Counsel LLC (Templeton), attempts to identify securities that are selling at a substantial discount to its determination of their market value. Debt securities are selected, after an analysis of trends in interest rates and economic conditions, based on Templeton's judgment as to which securities are more likely to perform well under those conditions.

Templeton may sell a security when it believes that the security's price reflects its intrinsic value, or Templeton determines that market factors have changed and there is no longer an expectation that the security will perform well. Templeton may also sell a security reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities, or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy International Balanced Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the risks of investing in foreign securities are more acute in countries with developing economies changes in foreign exchange rates, which may affect the value of the securities the Fund holds an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund as well as a decrease in the Fund's investment income the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the value of a security believed by Templeton to be undervalued may never reach what Templeton believes is its full value, or such security's value may decrease the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  Templeton's skill in evaluating and selecting securities for the Fund adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investment choices. The risks of investing in foreign securities are more acute in countries with developing economies since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy International Balanced Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and may be appropriate for investors seeking long-term focus. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy International Balanced Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over the past ten calendar years and by showing how the Fund's average annual total returns for the periods shown compare with those of broad measures of market performance and a peer group average. The information in the bar chart and the performance table is for Class A, since Class E shares have not been in existence for a full calendar year. The returns for Class E shares during these periods would be different from those of Class A shares because of potential variations in their respective expense structures. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus International Balanced Fund which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy International Balanced Fund. For that time period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy International Balanced Fund. If those expenses were reflected, performance shown below would differ.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
for Class A shares[1]
as of December 31 each year

1997	5.12%
1998	3.55%
1999	15.66%
2000	1.27%
2001	-8.74%
2002	-3.73%
2003	37.93%
2004	18.40%
2005	4.24%
2006	22.43%

In the period shown in the chart, the highest quarterly return was 17.99% (the second quarter of 2003) and the lowest quarterly return was -12.46% (the third quarter of 2002). The Class A return for the year through June 30, 2007 was 6.26%.

1 Returns for Class E shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class E and Class A do not have the same expenses.

Average Annual Total Returns

The table below compares the Fund's Class A shares average annual total returns to that of broad-based securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's Class A shares returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average annual total return information for Class E shares is not included in this prospectus since Class E shares are a new class and have not been in operation for a full calendar year.

Average Annual Total Returns

as of December 31, 2006

	1 Year	5 Years	10 Years
	--------	---------	-----------
Class A1
Before Taxes	15.39%	13.59%	8.21%
After Taxes on Distributions	13.98%	12.88%	6.80%
After Taxes on Distributions
and Sale of Fund Shares	11.25%	11.81%	6.55%
Indexes
Morgan Stanley Capital International All
Country World (Excluding U.S.A.) Index[2]	27.16%	16.88%	8.59%
J.P. Morgan Non-U.S. Government
Bond Index[2]	6.84%	9.49%	4.68%
Lipper Global Flexible Portfolio Funds
Universe Average[3]	11.95%	6.15%	7.19%

1For periods prior to December 8, 2003, performance shown is that of the Advantus International Balanced Fund, the predecessor of Ivy International Balanced Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy International Balanced Fund. Class A shares of Ivy International Balanced Fund would generally have had substantially similar returns to the same class of shares of the Advantus International Balanced Fund because they would have been invested in a similar portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus International Balanced Fund differ from expenses for Class A shares of Ivy International Balanced Fund.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Ivy International Balanced Fund

This table describes the fees and expenses that you may pay if you buy and hold Class E shares of the Fund:

Shareholder Fees*
(fees paid directly from
your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None[1]

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%

Annual Fund Operating Expenses
(expenses that are
deducted from Fund assets)

Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses [3,4]	0.43%
Total Annual Fund Operating Expenses	1.38%

*InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

1A 1% CDSC is imposed on purchases of $1 million or more of Class E shares that are redeemed within 12 months of purchase.

2Shares redeemed or exchanged within fewer than 30 days of purchase are subject to a 2.00% redemption fee/exchange fee.

3The data for Other Expenses is estimated for the initial fiscal year of the class. Actual expenses may be higher or lower.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month..

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$727	$1,047	$1,387	$2,337

1InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Ivy International Core Equity Fund (formerly Ivy International Value Fund)

An Overview of the Fund

Objectives

To provide long-term capital growth. Consideration of current income is secondary to this principal objective.

Principal Strategies

Ivy International Core Equity Fund invests, under normal market conditions, at least 80% of its net assets in equity securities (including common stock, preferred stock and securities convertible into common stock) principally traded in European and Asian/Pacific Basin markets. To enhance potential return, the Fund may invest in countries with new or comparatively undeveloped economies.

IICO, the Fund's investment manager, primarily uses a disciplined approach while looking for investment opportunities around the world (including countries with new or comparatively undeveloped economies), preferring cash generating, well-managed and undervalued companies that are exposed to themes which should yield above average growth. Some of the Fund's investments may produce income (such as dividends), although it is not a primary objective of the Fund.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy International Core Equity Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected changes in foreign exchange rates which may affect the value of securities the Fund holds the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. The risks of investing in foreign securities are more acute in countries with developing economies.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy International Core Equity Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy International Core Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each full calendar year since these shares were first offered and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The information in the bar chart and the performance table is for Class A, since Class E shares have not been in existence for a full calendar year. The returns for Class E shares during these periods would be different from those of Class A shares because of potential variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
for Class A shares[1]
as of December 31 each year

1998	6.63%
1999	27.79%
2000	-7.25%
2001	-17.17%
2002	-15.93%
2003	27.19%
2004	16.55%
2005	24.51%
2006	26.13%

In the period shown in the chart, the highest quarterly return was 16.49% (the fourth quarter of 1998) and the lowest quarterly return was -22.75% (the third quarter of 2002). The Class A return for the year through June 30, 2007 was 12.05%.

1 Returns for Class E shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class E and Class A do not have the same expenses.

Average Annual Total Returns

The table below compares the Fund's Class A shares average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's Class A shares returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average annual total return information for Class E shares is not included in this prospectus since Class E shares are a new class and have not been in operation for a full calendar year.

Average Annual Total Returns

as of December 31, 2006

			Life
	1 Year	5 Years	of Class
	--------	----------	-----------
Class A (began on 05-13-1997)
Before Taxes	18.88%	13.03%	5.86%
After Taxes on Distributions	18.08%	12.87%	5.65%
After Taxes on Distributions
and Sale of Fund Shares	13.60%	11.48%	5.08%
Indexes
Morgan Stanley Capital International
EAFE Index[1]	26.34%	14.98%	7.46%[2]
Lipper International Large-Cap Core Funds
Universe Average[3]	24.28%	12.31%	6.60%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on May 31, 1997.

3Net of fees and expenses.

Fees and Expenses

Ivy International Core Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold Class E shares of the Fund:

Shareholder Fees*
(fees paid directly from
your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None[1]

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%

Annual Fund Operating Expenses
(expenses that are
deducted from Fund assets)

Management Fees	0.85%
Distribution and/or Service
(12b-1) Fees	0.25%
Other Expenses [3,4]	0.46%
Total annual Fund operating expenses	1.56%

*InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

1A 1% CDSC is imposed on purchases of $1 million or more of Class E shares that are redeemed within 12 months of purchase.

2Shares redeemed or exchanged within fewer than 30 days of purchase are subject to a 2.00% redemption fee/exchange fee.

3The data for Other Expenses is estimated for the initial fiscal year of the class. Actual expenses may be higher or lower.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$745	$1,099	$1,476	$2,525

1InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Ivy Large Cap Growth Fund

An Overview of the Fund

Objective

To provide appreciation of your investment.

Principal Strategies

Ivy Large Cap Growth Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks issued by growth-oriented, large to medium sized U.S. and, to a lesser extent, foreign companies that IICO, the Fund's investment manager, believes have appreciation possibilities. Under normal market conditions, the Fund invests at least 80% of its net assets in large cap growth securities. Growth stocks are those whose earnings IICO believes are likely to grow faster than the economy and large cap companies are typically companies with capitalizations of at least $8 billion.

IICO primarily utilizes a bottom-up strategy in selecting securities for the Fund and seeks companies that have dominant market positions and established competitive advantages. IICO believes that these characteristics can help to mitigate competition and lead to increased revenue and earnings growth. It attempts to focus on companies with sustainable competitive advantages in their industries as well as the following factors:

  the company's market position, product line, technological position and prospects for sustainability and/or increased earnings the quality of management
  the short-term and long-term outlook for the industry
  changes in economic and political conditions

IICO may also analyze the demands of investors for the security relative to its price. IICO may select a security when it anticipates a development or identifies a catalyst that might have an effect on the value of the security.

In general, IICO may sell a security when, in IICO's opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. IICO may also sell a security if it determines that the security no longer presents sufficient appreciation potential. This may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of its resources. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Large Cap Growth Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing a majority of the Fund's holdings in a single asset class such as large cap equities may cause more volatility than a fund invested with greater diversification.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Large Cap Growth Fund may be appropriate for investors seeking long-term investment growth. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Large Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each full calendar year since these shares were first offered and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The information in the bar chart and the performance table is for Class A, since Class E shares have not been in existence for a full calendar year. The returns for Class E shares during these periods would be different from those of Class A shares because of potential variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
for Class A shares[1]
as of December 31 each year

2001	-23.50%
2002	-19.78%
2003	28.97%
2004	5.94%
2005	14.37%
2006	3.30%

In the period shown in the chart, the highest quarterly return was 11.88% (the fourth quarter of 2001) and the lowest quarterly return was -18.97% (the first quarter of 2001). The Class A return for the year through June 30, 2007 was 7.94%.

1 Returns for Class E shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class E and Class A do not have the same expenses.

Average Annual Total Returns

The table below compares the Fund's Class A shares average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's Class A shares returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average annual total return information for Class E shares is not included in this prospectus since Class E shares are a new class and have not been in operation for a full calendar year.

Average Annual Total Returns

as of December 31, 2006

			Life
	1 Year	5 Years	of Class
	------	---------	----------
Class A (began on 06-30-2000)
Before Taxes	-2.64%	4.07%	1.52%
After Taxes on Distributions	-2.64%	4.07%	1.46%
After Taxes on Distributions
and Sale of Fund Shares	-1.72%[1]	3.50%	1.27%
Indexes
Russell 1000 Growth Index[2]	9.09%	2.70%	-5.84%[3]
Lipper Large-Cap Growth Funds
Universe Average[4]	5.60%	2.15%	-4.59%[3]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on June 30, 2000.

4Net of fees and expenses.

Fees and Expenses

Ivy Large Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold Class E shares of the Fund:

Shareholder Fees*
(fees paid directly from
your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None[1]

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%

Annual Fund Operating Expenses
(expenses that are
deducted from Fund assets)

Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses [3,4]	0.44%
Total Annual Fund Operating Expenses	1.39%
Expenses Waived[5]	0.24%
Net Fund Operating Expenses	1.15%

*InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

1A 1% CDSC is imposed on purchases of $1 million or more of Class E shares that are redeemed within 12 months of purchase.

2Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

3The data for Other Expenses is estimated for the initial fiscal year of the class. Actual expenses may be higher or lower.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

5Through July 31, 2008, IFDI, the Fund's distributor, and WRSCO, the Fund's transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for the Fund's Class E shares at 1.15%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$705	$1,020	$1,364	$2,324

1InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Ivy Mid Cap Growth Fund

An Overview of the Fund

Objective

To provide growth of your investment.

Principal Strategies

Ivy Mid Cap Growth Fund seeks to achieve its objective by investing primarily in common stocks of domestic and, to a lesser extent, foreign mid cap companies that IICO, the Fund's investment manager, believes offer above-average growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of mid cap companies, which are typically companies with market capitalizations that range between $1 billion and $18 billion.

In selecting companies, IICO emphasizes a bottom-up approach and may look at a number of factors in its consideration of a security, such as:

  new or innovative products or services
  adaptive or creative management
  strong financial and operational capabilities to sustain growth stable and consistent revenue, earnings, cash flow
  market potential
  profit potential

Generally, in determining whether to sell a security, IICO considers many factors, including excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Mid Cap Growth Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected potentially greater price volatility of the equity securities of small to mid cap companies held by the Fund the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing a majority of the Fund's holdings in a single asset class such as mid cap securities may cause the Fund to experience more volatility than a fund invested with greater diversification.

Market risk for small to medium sized companies may be greater than that for large companies. Medium sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium sized companies may experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Mid Cap Growth Fund may be appropriate for investors who are willing to accept greater risks than are present with many other mutual funds. The Fund is not intended for investors who desire assured income and conservation of capital. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Mid Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each full calendar year since these shares were first offered and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The information in the bar chart and the performance table is for Class A, since Class E shares have not been in existence for a full calendar year. The returns for Class E shares during these periods would be different from those of Class A shares because of potential variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
for Class A shares[1]
as of December 31 each year

2001	-12.71%
2002	-25.84%
2003	30.42%
2004	18.89%
2005	11.96%
2006	8.38%

In the period shown in the chart, the highest quarterly return was 17.54% (the second quarter of 2003) and the lowest quarterly return was -16.60% (the third quarter of 2002). The Class A return for the year through June 30, 2007 was 10.65%.

1 Returns for Class E shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class E and Class A do not have the same expenses.

Average Annual Total Returns

The table below compares the Fund's Class A shares average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's Class A shares returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average annual total return information for Class E shares is not included in this prospectus since Class E shares are a new class and have not been in operation for a full calendar year.

Average Annual Total Returns

as of December 31, 2006

			Life
	1 Year	5 Years	of Class
	------	---------	---------
Class A (began on 06-30-2000)
Before Taxes	2.15%	5.63%	3.38%
After Taxes on Distributions	2.15%	5.63%	3.14%
After Taxes on Distributions
and Sale of Fund Shares	1.39%	4.86%	2.78%
Indexes
Russell Mid-Cap Growth Index[1]	10.67%	8.23%	-1.07%[2]
Lipper Mid-Cap Growth Funds
Universe Average[3]	8.54%	5.88%	-1.03%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on June 30, 2000.

3Net of fees and expenses.

Fees and Expenses

Ivy Mid Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold Class E shares of the Fund:

Shareholder Fees*
(fees paid directly from
your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None[1]

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%

Annual Fund Operating Expenses
(expenses that are
deducted from Fund assets)

Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses [3,4]	0.50%
Total Annual Fund Operating Expenses	1.60%

*InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

1A 1% CDSC is imposed on purchases of $1 million or more of Class E shares that are redeemed within 12 months of purchase.

2Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

3The data for Other Expenses is estimated for the initial fiscal year of the class. Actual expenses may be higher or lower.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$748	$1,111	$1,496	$2,566

1InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Ivy Money Market Fund

An Overview of the Fund

Objective

To provide maximum current income consistent with stability of principal.

Principal Strategies

Ivy Money Market Fund seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by a requisite nationally recognized statistical rating organization (NRSRO), as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), or if unrated, are of comparable quality as determined by IICO, the Fund's investment manager. The Fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

IICO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  the credit quality of the particular issuer or guarantor of the security the maturity of the security
  the relative value of the security

Generally, in determining whether to sell a security, IICO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. IICO may also sell a security to take advantage of more attractive investment opportunities, to reduce the Fund's holding in that security or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Money Market Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  a decrease in interest rates, which may cause prepayment of higher-yielding instruments held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates; may also cause a decrease in the Fund's investment income an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline the credit quality and other conditions of the issuers whose securities the Fund holds
  IICO's skill in evaluating and managing the interest rate and credit risks of the Fund adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Money Market Fund may be appropriate for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Money Market Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the periods shown. The information in the bar chart and the performance table is for Class A, since Class E shares have not been in existence for a full calendar year. The returns for Class E shares during these periods would be different from those of Class A shares because of potential variations in their respective expense structures.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Please visit www.ivyfunds.com for the Fund's most recent 7-day yield.

Chart of Year-by-Year Returns
for Class A shares[1]
as of December 31 each year

2001	3.60%
2002	1.40%
2003	0.81%
2004	0.53%
2005	2.37%
2006	4.25%

In the period shown in the chart, the highest quarterly return was 1.28% (the first quarter of 2001) and the lowest quarterly return was 0.05% (the first and second quarters of 2004). As of December 31, 2006, the 7-day yield was equal to 3.37%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.

1 Returns for Class E shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class E and Class A do not have the same expenses.

Average Annual Total Returns

as of December 31, 2006

			Life
	1 Year	5 Years	of Class
	-----	---------	----------
Class A (began on 06-30-2000)	4.25%	1.86%	2.41%

Fees and Expenses

Ivy Money Market Fund

This table describes the fees and expenses that you may pay if you buy and hold Class E shares of the Fund:

Shareholder Fees*
(fees paid directly from
your investment)[1]

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	None

Annual Fund Operating Expenses
(expenses that are
deducted from Fund assets)

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[3,4]	0.58%
Total Annual Fund Operating Expenses	0.98%

*InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

1The Fund may charge a fee of $1.75 per month on any account with a NAV of less than $250, except for retirement plan accounts.

2If you choose to receive your redemption proceeds by Federal Funds wire, a $10 wire fee will be assessed on your redemption proceeds.

3The data for Other Expenses is estimated for the initial fiscal year of the class. Actual expenses may be higher or lower.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$120	$372	$642	$1,401

1InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Ivy Mortgage Securities Fund

An Overview of the Fund

Objective

To provide a high level of current income consistent with prudent investment risk.

Principal Strategies

Ivy Mortgage Securities Fund invests, under normal market conditions, at least 80% of its net assets in mortgage-related securities, including investment-grade securities representing interests in pools of mortgage loans, CMOs, commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities and asset-backed securities (ABSs). The Fund invests in the securities of domestic and, to a lesser extent, foreign issuers. The Fund may also invest in interest rate derivatives primarily for hedging purposes.

In selecting securities the Fund's investment subadvisor, Advantus Capital, follows a bottom-up, fundamental approach and considers factors such as prepayment risk, liquidity, credit quality and the type of loan and collateral underlying the security, as well as trends in economic conditions, interest rates and the mortgage market. Advantus Capital also seeks undervalued or mispriced securities within the mortgage-related sectors. It does not place a primary focus on interest rate positions. The Fund expects that under normal circumstances the effective duration of its portfolio will range from one to seven years.

Generally, in determining whether to sell a security, Advantus Capital uses the same type of analysis that it uses in buying securities, including review of the security's valuation and the issuer's creditworthiness. Advantus Capital may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Mortgage Securities Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds an issuer of a mortgage-backed security or other fixed income obligation may not make payments on the security when due rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, resulting in the Fund reinvesting the proceeds in other securities with generally lower interest rates, which may cause a decrease in the Fund's investment income the value of a mortgage-backed security or other fixed income obligation may decline due to changes in market interest rates mortgage-related securities purchased by the Fund, including restricted securities determined by Advantus Capital to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by Advantus Capital the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived derivatives are subject to counterparty risk
  Advantus Capital's skill in evaluating and selecting securities for the Fund adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Because the Fund concentrates its investments in the mortgage and mortgage-finance industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry.

Certain U.S. government securities in which the Fund may invest, such as securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer. In addition the Fund purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Mortgage Securities Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and may be appropriate for investors seeking long-term focus. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Mortgage Securities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over the past ten calendar years and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance. The information in the bar chart and the performance table is for Class A, since Class E shares have not been in existence for a full calendar year. The returns for Class E shares during these periods would be different from those of Class A shares because of potential variations in their respective expense structures. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Mortgage Securities Fund, which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy Mortgage Securities Fund. For that time period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Mortgage Securities Fund. If those expenses were reflected, performance shown below would differ.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
for Class A shares[1]
as of December 31 each year

1997	9.42%
1998	6.94%
1999	1.52%
2000	12.12%
2001	8.85%
2002	9.15%
2003	4.20%
2004	4.66%
2005	2.31%
2006	4.73%

In the period shown in the chart, the highest quarterly return was 4.72% (the third quarter of 2001) and the lowest quarterly return was -1.38% (the second quarter of 2004). The Class A return for the year through June 30, 2007 was 0.96%.

1 Returns for Class E shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class E and Class A do not have the same expenses.

Average Annual Total Returns

The table below compares the Fund's Class A shares average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's Class A shares returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average annual total return information for Class E shares is not included in this prospectus since Class E shares are a new class and have not been in operation for a full calendar year.

Average Annual Total Returns

as of December 31, 2006

	1 Year	5 Years	10 Years
	--------	---------	-----------
Class A1
Before Taxes	-1.29%	3.75%	5.71%
After Taxes on Distributions	-2.94%	1.89%	3.39%
After Taxes on Distributions
and Sale of Fund Shares	-0.31%[2]	2.43%	3.76%
Indexes
Lehman Brothers Mortgage-Backed
Securities Index[3]	5.22%	4.85%	6.16%
Lipper U.S. Mortgage Funds
Universe Average[4]	4.33%	4.17%	5.27%

1For periods prior to December 8, 2003, performance shown is that of the Advantus Mortgage Securities Fund, the predecessor to Ivy Mortgage Securities Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy Mortgage Securities Fund. Class A shares of Ivy Mortgage Securities Fund would have had substantially similar returns to Class A shares of the Advantus Mortgage Securities Fund because they would have been invested in a similar portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Mortgage Securities Fund differ from expenses for Class A shares of Ivy Mortgage Securities Fund.

2After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

3Reflects no deduction for fees, expenses or taxes.

4Net of fees and expenses.

Fees and Expenses

Ivy Mortgage Securities Fund

This table describes the fees and expenses that you may pay if you buy and hold Class E shares of the Fund:

Shareholder Fees*
(fees paid directly from
your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None[1]

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%

Annual Fund Operating Expenses
(expenses that are
deducted from Fund assets)

Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[3,4]	0.39%
Total Annual Fund Operating Expenses	1.14%

*InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

1A 1% CDSC is imposed on purchases of $1 million or more of Class E shares that are redeemed within 12 months of purchase.

2Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

3The data for Other Expenses is estimated for the initial fiscal year of the class. Actual expenses may be higher or lower.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$705	$976	$1,276	$2,081

1InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Ivy Real Estate Securities Fund

An Overview of the Fund

Objective

To provide total return through a combination of capital appreciation and current income.

Principal Strategies

Ivy Real Estate Securities Fund invests, under normal market conditions, at least 80% of its net assets in domestic and, to a lesser extent, foreign real estate securities and real estate-related securities. "Real estate securities" include securities of issuers that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. "Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. The Fund may invest in securities of issuers of any size, including issuers with small, medium or large market capitalizations.

Most of the Fund's real estate securities portfolio will consist of securities issued by real estate investment trusts (REITs) and real estate operating companies (REOCs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. A REOC is a corporation that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, but may also engage in related or unrelated businesses.

The Fund focuses on growth-oriented companies with value characteristics. The Fund's investment subadvisor, Advantus Capital Management, Inc. (Advantus Capital), utilizes a bottom-up fundamental stock-picking approach in selecting securities for investment by the Fund, which includes consideration of factors such as an issuer's financial condition, financial performance, quality of management, policies and strategies, real estate properties, and competitive market condition. The Fund then invests in those issuers that Advantus Capital determines have potential for long-term sustainable growth in earnings or those trading at discounts to the underlying value of assets owned.

Advantus Capital considers various indicators in determining to sell a security, including the following:

  target valuation is reached and operating performance is not sustainable company fundamentals have deteriorated or do not meet expectations economics, financial market or sector of the real estate industry has weakened

Advantus Capital may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Real Estate Securities Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the value of the Fund's investments or their cashflow may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures the value of the Fund's securities issued by real estate-related companies (as discussed in "Additional Information about Principal Investment Strategies, Other Investments and Risks" below) may be adversely affected by changes in the value of the underlying property or the property's cashflow the value of the Fund's securities issued by REITs may be affected if one or more of those REITs were to lose their favorable tax status the value of the Fund's securities owned by REOCs may be affected by income streams derived from businesses other than real estate ownership the value of the Fund's securities may be adversely affected due to the lesser availability of credit for real estate or other disruptions in the capital markets for real estate the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  Advantus Capital's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Because the Fund concentrates its investments in the real estate and real estate related industries, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Real Estate Securities Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and may be appropriate for investors seeking long-term focus. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Real Estate Securities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual total returns for the periods shown compare with those of broad measures of market performance and a peer group average. The information in the bar chart and the performance table is for Class A, since Class E shares have not been in existence for a full calendar year. The returns for Class E shares during these periods would be different from those of Class A shares because of potential variations in their respective expense structures. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Real Estate Securities Fund which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of the Ivy Real Estate Securities Fund. For that time period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Real Estate Securities Fund. If those expenses were reflected, performance shown below would differ.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
for Class A shares[1]
as of December 31 each year

2000	25.66%
2001	9.60%
2002	6.19%
2003	41.14%
2004	34.69%
2005	10.46%
2006	29.81%

In the period shown in the chart, the highest quarterly return was 17.72% (the fourth quarter of 2004) and the lowest quarterly return was -9.01% (the third quarter of 2002). The Class A return for the year through June 30, 2007 was -6.70%.

1 Returns for Class E shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class E and Class A do not have the same expenses.

Average Annual Total Returns

The table below compares the Fund's Class A shares average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's Class A shares returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average annual total return information for Class E shares is not included in this prospectus since Class E shares are a new class and have not been in operation for a full calendar year.

Average Annual Total Returns

as of December 31, 2006

			Life
	1 Year	5 Years	of Class
	--------	---------	----------
Class A (began on 2-25-1999)[1]
Before Taxes	22.34%	22.23%	18.33%
After Taxes on Distributions	21.21%	20.65%	16.25%
After Taxes on Distributions
and Sale of Fund Shares	15.62%	18.99%	15.19%
Indexes
Dow Jones Wilshire Real Estate
Securities Index[2]	35.67%	23.97%	20.15%[3]
Lipper Real Estate Funds
Universe Average[4]	34.08%	23.26%	19.35%[3]

1For periods prior to December 8, 2003, performance shown is that of the Advantus Real Estate Securities Fund, the predecessor of Ivy Real Estate Securities Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy Real Estate Securities Fund. Class A shares of Ivy Real Estate Securities Fund would generally have had substantially similar returns to Class A shares of the Advantus Real Estate Securities Fund because they would have been invested in a similar portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Real Estate Securities Fund differ from expenses for Class A shares of Ivy Real Estate Securities Fund.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on February 28, 1999.

4Net of fees and expenses.

Fees and Expenses

Ivy Real Estate Securities Fund

This table describes the fees and expenses that you may pay if you buy and hold Class E shares of the Fund:

Shareholder Fees*
(fees paid directly from
your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None[1]

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%

Annual Fund Operating Expenses
(expenses that are
deducted from Fund assets)

Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses [3,4]	0.42%
Total Annual Fund Operating Expenses	1.57%

*InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

1A 1% CDSC is imposed on purchases of $1 million or more of Class E shares that are redeemed within 12 months of purchase.

2Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

3The data for Other Expenses is estimated for the initial fiscal year of the class. Actual expenses may be higher or lower.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$746	$1,102	$1,481	$2,535

1InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Ivy Science and Technology Fund

An Overview of the Fund

Objective

To provide long-term capital growth.

Principal Strategies

Ivy Science and Technology Fund seeks to achieve its objective of growth by concentrating its investments primarily in the equity securities of U.S. and foreign science and technology companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of science or technology companies or companies benefited by the application of scientific or technological discoveries. Science and technology companies are companies whose products, processes or services, in the opinion of IICO, the Fund's investment manager, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may also invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries. The Fund may invest in companies of any size, and may invest without limitation in foreign securities.

IICO typically emphasizes growth potential in selecting stocks; that is, IICO seeks companies in which earnings are likely to grow faster than the economy. IICO aims to identify strong secular trends within industries and then applies a bottom-up stock selection process by considering a number of factors in selecting securities for the Fund's portfolio. These include the company's:

  growth potential
  earnings potential
  quality of management
  industry position/market size potential
  applicable economic and market conditions

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Science and Technology Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industry changes in foreign exchange rates, which may affect the value of the securities the Fund holds the volatility of securities of science and technology companies due, in part, to the competitiveness of the industry rapid obsolescence of products or processes of companies in which the Fund invests government regulation in the science and technology industry the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Because the Fund concentrates its investments in science and technology companies, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry.

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies may experience volatile trading and price fluctuations.

Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile that would be the case with other investments. The risks of investing in foreign securities are more acute in countries with developing economies. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Science and Technology Fund may be appropriate for investors who seek long-term capital growth by investing in a Fund that concentrates in securities of science and technology companies. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Science and Technology Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each full calendar year since these shares were first offered and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The information in the bar chart and the performance table is for Class A, since Class E shares have not been in existence for a full calendar year. The returns for Class E shares during these periods would be different from those of Class A shares because of potential variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of YEAR-BY-YEAR Returns
for Class A shares[1]
as of December 31 each year

2001	-13.98%
2002	-25.90%
2003	31.27%
2004	16.25%
2005	16.62%
2006	7.50%

In the period shown in the chart, the highest quarterly return was 17.40% (the fourth quarter of 2001) and the lowest quarterly return was -20.66% (the first quarter of 2001). The Class A return for the year through June 30, 2007 was 12.81%.

1 Returns for Class E shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class E and Class A do not have the same expenses.

Average Annual Total Returns

The table below compares the Fund's Class A shares average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's Class A shares returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average annual total return information for Class E shares is not included in this prospectus since Class E shares are a new class and have not been in operation for a full calendar year.

Average Annual Total Returns

as of December 31, 2006

			Life
	1 Year	5 Years	of Class
	--------	-----------	-----------
Class A (began on 07-03-2000)
Before Taxes	1.32%	5.97%	-0.22%
After Taxes on Distributions	1.29%	5.96%	-1.08%
After Taxes on Distributions
and Sale of Fund Shares	0.91%	5.16%	-0.41%
Indexes
Goldman Sachs Technology
Industry Composite Index[1]	8.99%	1.06%	-11.26%[2]
Lipper Science & Technology
Funds Universe Average[3]	7.21%	1.03%	-11.86%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on July 31, 2000.

3Net of fees and expenses.

Fees and Expenses

Ivy Science and Technology Fund

This table describes the fees and expenses that you may pay if you buy and hold Class E shares of the Fund:

Shareholder Fees*
(fees paid directly from
your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None[1]

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%

Annual Fund Operating Expenses
(expenses that are
deducted from Fund assets)

Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses [3,4]	0.37%
Total Annual Fund Operating Expenses	1.47%

*InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

1A 1% CDSC is imposed on purchases of $1 million or more of Class E shares that are redeemed within 12 months of purchase.

2Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

3The data for Other Expenses is estimated for the initial fiscal year of the class. Actual expenses may be higher or lower.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$736	$1,073	$1,432	$2,431

1InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Ivy Small Cap Growth Fund

An Overview of the Fund

Objective

To provide growth of capital.

Principal Strategies

Ivy Small Cap Growth Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of small cap domestic and, to a lesser extent, foreign companies. Small cap companies are typically companies with market capitalizations below $3.5 billion. The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting companies, IICO, the Fund's investment manager, utilizes a bottom-up stock picking process focusing on companies it believes have long-term growth potential coupled with superior financial characteristics. IICO may look at a number of factors regarding a company, such as:

  aggressive or creative, yet strong, management
  technological or specialized expertise
  new or unique products or services
  entry into new or emerging industries
  growth in earnings/growth in sales
  security size and liquidity

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. For example, IICO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Small Cap Growth Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected equity securities of small capitalization companies may be subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:
  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry itself to lose favor with the public

Investing a majority of the Fund's holdings in a single asset class such as small cap securities may cause the Fund to experience more volatility than a fund with greater diversification.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Small Cap Growth Fund may be appropriate for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire income and conservation of capital. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Small Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each full calendar year since these shares were first offered and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The information in the bar chart and the performance table is for Class A, since Class E shares have not been in existence for a full calendar year. The returns for Class E shares during these periods would be different from those of Class A shares because of potential variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
for Class A shares[1]
as of December 31 each year

2001	-1.90%
2002	-25.23%
2003	36.46%
2004	13.86%
2005	12.44%
2006	6.32%

In the period shown in the chart, the highest quarterly return was 24.65% (the fourth quarter of 2001) and the lowest quarterly return was -23.73% (the third quarter of 2001). The Class A return for the year through June 30, 2007 was 9.68%.

1 Returns for Class E shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class E and Class A do not have the same expenses.

Average Annual Total Returns

The table below compares the Fund's Class A shares average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's Class A shares returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average annual total return information for Class E shares is not included in this prospectus since Class E shares are a new class and have not been in operation for a full calendar year.

Average Annual Total Returns

as of December 31, 2006

			Life
	1 Year	5 Years	of Class
	--------	---------	----------
Class A (began on 07-03-2000)
Before Taxes	0.21%	5.53%	1.15%
After Taxes on Distributions	-1.80%	5.00%	-0.93%
After Taxes on Distributions
and Sale of Fund Shares	3.54%[1]	4.94%	0.26%
Indexes
Russell 2000 Growth Index[2]	13.34%	6.93%	0.97%[3]
Lipper Small-Cap Growth Funds
Universe Average[4]	10.31%	5.91%	1.01%[3]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on July 31, 2000.

4Net of fees and expenses.

Fees and Expenses

Ivy Small Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold Class E shares of the Fund:

Shareholder Fees*
(fees paid directly from
your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None[1]

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%

Annual Fund Operating Expenses
(expenses that are
deducted from Fund assets)

Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses [3,4]	0.39%
Total Annual Fund Operating Expenses	1.49%

*InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

1A 1% CDSC is imposed on purchases of $1 million or more of Class E shares that are redeemed within 12 months of purchase.

2Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

3The data for Other Expenses is estimated for the initial fiscal year of the class. Actual expenses may be higher or lower.

4Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund's investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the operating expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$738	$1,079	$1,441	$2,452

1InvestEd Plan Accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Additional Information about Principal Investment Strategies, Other Investments and Risks

Ivy Asset Strategy Fund: The Fund seeks to achieve its objective of high total return over the long term by allocating its assets primarily among a diversified portfolio of stocks, bonds, and short-term instruments of both foreign and domestic issuers, as the Fund may invest up to 100% of its assets in foreign securities. The Fund may invest in almost any market that IICO believes offers the greatest probability of return or, alternatively, that provides the highest degree of safety in uncertain times.

Generally, the mix of assets in the Fund will change from time to time depending on IICO's assessment of the market for each investment type. Some types of investments, such as indexed securities, may fall into more than one asset class. Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

IICO regularly reviews the global economic environment to determine asset allocation and security selection and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's objective. Although IICO uses its expertise and resources in choosing investments and in allocating assets, IICO's decisions may not always be beneficial to the Fund, and there is no guarantee that the Fund will achieve its objective.

IICO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock allocation during stock market down cycles and typically increasing the stock allocation during periods of strongly positive market performance. Generally, IICO makes asset shifts gradually over time. IICO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Fund's mix.

The Fund may also seek to reduce or hedge the risks of investing in certain gold-related securities by investing in options on gold or in futures contracts on gold.

As noted, the Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the Fund. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by the third party on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided no event of default has occurred. As the seller, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. The Fund may also purchase credit default swap contracts to hedge against the risk of default of debt securities it holds, in which case, the Fund would function as the counterparty referenced above.

As a temporary defensive measure, the Fund may increase its holdings in bonds or short-term instruments when IICO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value; the Fund may also invest in derivative instruments for both defensive and speculative purposes. IICO may, as a temporary defensive measure, invest up to all of the Fund's assets in:

  money market instruments rated in one of the two highest rating categories by any nationally recognized statistical rating organization (NRSRO), or unrated securities judged by IICO to be of equivalent quality precious metals

Although IICO may seek to preserve appreciation in the Fund by taking a temporary defensive position, doing so may prevent the Fund from achieving its investment objective.

Risks. An investment in Ivy Asset Strategy Fund is subject to various risks, including the following:

  Commodities Risk
  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Low-rated Securities Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Statement of Additional Information (SAI).

Ivy Bond Fund: The Fund seeks to achieve its objective of a high level of current income consistent with prudent investment risk by investing primarily in bonds of domestic and, to a lesser extent, foreign issuers (for this purpose, "bonds" includes any debt security with an initial maturity greater than one year). There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests primarily in a variety of investment-grade debt securities which include:

  investment-grade corporate debt obligations and mortgage-backed securities debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds)
  investment-grade mortgage-backed securities issued by governmental agencies and financial institutions investment grade asset-backed securities
  investment-grade debt securities issued by foreign governments and companies debt obligations of U.S. banks and savings and loan associations

The Fund may invest a portion of its assets in investment-grade debt obligations issued by companies in a variety of industries. The Fund may invest in long-term debt securities (maturities of more than ten years), intermediate debt securities (maturities from three to ten years) and short-term debt securities (maturities of less than three years). However, the Fund expects that under normal market circumstances, the effective duration of its portfolio will range from four to seven years.

In selecting corporate debt securities and their maturities, Advantus Capital seeks to maximize current income by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

The Fund may also invest a portion of its assets in governmental and non-governmental mortgage-related securities, including CMOs, CMBSs, and in stripped mortgage-backed securities and ABSs. CMOs are debt obligations typically issued by either a government agency or a private special-purpose entity that are collateralized by residential or commercial mortgage loans or pools of residential mortgage loans. CMOs allocate the priority of the distribution of principal and interest from the underlying mortgage loans among various series. Each series differs from the other in terms of the priority right to receive cash payments from the underlying mortgage loans.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest-only component allows the security holder to receive the interest portion of cash payments, while the principal-only component allows the security holder to receive the principal portion of cash payments.

Asset-backed securities represent interests in pools of consumer loans (such as credit card, trade or automobile loans). Investors in asset-backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.

In addition, the Fund may invest lesser portions of its assets in interest rate and other bond futures contracts. The Fund may invest up to 20% of its net assets in non-investment grade securities (for example, securities rated BB or Ba by S&P or Moody's, respectively). The Fund may also invest up to 10% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Bond Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Statement of Additional Information (SAI).

Ivy Capital Appreciation Fund: The Fund seeks to achieve its objective of long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of U.S. and, to a lesser extent, foreign companies. IICO searches for high-quality companies characterized by profit growth, increased market share and an ability to exceed earnings expectations for the foreseeable future. It also considers valuation relative to future growth opportunities and operating free cash flow. There is no guarantee, however, that the Fund will achieve its objective.

Although major changes tend to be infrequent, the Board of Directors of the Fund may change the Fund's investment objectives without seeking shareholder approval.

The Fund emphasizes growth stocks; however, it may also invest in value stocks. As well, the Fund may invest in preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Although not a principal strategy, the Fund may invest in derivative instruments for the purpose of hedging its investments, as well as potentially enhancing its performance.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Capital Appreciation Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Core Equity Fund: The Fund seeks to achieve its objectives of capital growth and income by investing, during normal market conditions, in common stocks of large, high-quality U.S. and foreign companies that are globally dominant, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have dominant positions in their industries. There is no guarantee, however, that the Fund will achieve its objectives.

From a top-down perspective, IICO seeks to identify trends which indicate specific industries that have the potential to experience multi-year growth. Once identified, IICO seeks to invest in what it believes to be dominant companies that will benefit from these trends.

When IICO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (typically, investment grade, that is, rated BBB- and higher by S&P or Baa3 and higher by Moody's or, if unrated, deemed by IICO to be of equivalent quality), including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund may also invest in derivative instruments to hedge its current holdings. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy Core Equity Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Cundill Global Value Fund: The Fund seeks to achieve its objective of long-term capital growth by investing primarily in the equity securities of companies throughout the world. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may also invest up to 20% of its total assets in "distressed debt," which are fixed income securities, often non-investment grade, of distressed companies. Distressed debt securities may be issued by companies that are involved in reorganizations, financial restructurings or bankruptcy.

The investment approach of Mackenzie, the Fund's investment subadvisor, is based on a contrarian "value" philosophy. Mackenzie looks for securities that are trading below their estimated intrinsic value. To determine the intrinsic value of a particular company, Mackenzie focuses primarily on the company's financial statements. Mackenzie also considers factors such as earnings, dividends, business prospects, management capabilities and potential catalysts (such as a change in management) to realize shareholder value. A security is purchased when the price reflects a significant discount to Mackenzie's estimate of the company's intrinsic value. Given the bottom-up or company-specific approach, Mackenzie does not forecast economies or corporate earnings.

When deciding to either buy or sell a security, Mackenzie also considers factors such as liquidity, capitalization, competition, management's history, corporate governance, foreign accounting anomalies and industry trends.

The Fund may from time to time take a temporary defensive position, and invest without limit in U.S. government securities, investment-grade debt securities, cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy Cundill Global Value Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Liquidity Risk
  Low-rated Securities Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Dividend Income Fund: The Fund seeks to achieve its objectives of income and long-term capital growth by investing primarily in large cap, high quality companies with established operating records that IICO believes may accelerate their dividend payout ratio. IICO focuses more on dividend growth rather than high-yielding stocks. There is no guarantee, however, that the Fund will achieve its objectives. Although major changes tend to be infrequent, the Board of Trustees of the Fund may change the Fund's investment objectives without seeking shareholder approval.

IICO attempts to select securities by considering a company's ability to sustain, and potentially increase, its dividend payments. It also typically considers other factors, which may include the company's:

  established operating history
  competitive dividend yields
  profitability record
  history of improving sales and profits
  management
  leadership position in its industry
  stock price value

The Fund's emphasis on a steady return through investments in dividend-paying securities may temper its ability to achieve considerable appreciation in value of its holdings.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

For federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders, and "qualified dividend income" received by those shareholders is taxed as long-term capital gain as well, provided that certain holding period requirements are met. IICO believes that the tax treatment of the qualified dividend income may benefit companies that regularly issue dividends.

Although the Fund invests primarily in domestic securities, it may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

While the Fund invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its objectives. To the extent the Fund invests in debt securities, the Fund intends to primarily invest in investment-grade debt securities, that is, bonds rated BBB- and higher by S&P or Baa3 and higher by Moody's or, if unrated, deemed by IICO to be of comparable quality.

At times, when IICO believes that a temporary defensive position is desirable or to achieve income, the Fund may invest up to all of its assets in debt securities including short-term cash equivalent securities. By taking a temporary defensive position, however, the Fund may not achieve its objectives.

Risks. An investment in Ivy Dividend Income Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Global Natural Resources Fund: The Fund seeks to achieve its objective of long-term growth by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or that supply goods and services to such companies. There is no guarantee, however, that the Fund will achieve its objective.

Mackenzie systematically reviews its investment decisions and may allow cash reserves to build up when valuations seem unattractive. Mackenzie attempts to minimize risk through diversifying the Fund's portfolio by commodity, country, issuer, and market capitalization of companies; however, such diversification may not necessarily reduce fund volatility. Mackenzie searches for well-managed companies with strong balance sheets and the technological capability and expertise to grow independently of commodity prices. In addition, Mackenzie seeks to anchor the Fund's holdings with established larger companies that have historically strong producing assets and attractive long-term reinvestment opportunities. From a macro perspective, Mackenzie monitors demand expectations for various commodities and utilizes this information to adjust the level of sector exposure and individual security holdings in the Fund.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements) or to enhance potential gain.

The Fund may also invest in precious metals and other physical commodities.

As a temporary defensive measure, when securities markets or economic conditions are unfavorable or unsettled, the Fund may try to protect its assets by investing up to 100% of its assets in securities that are highly liquid, including high-quality money market instruments such as short-term U.S. government securities, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, and are typically highly liquid or comparatively safe, they tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates its assets in defensive holdings. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Global Natural Resources Fund is subject to various risks, including the following:

  Commodities Risk
  Company Risk
  Concentration Risk
  Derivatives Risk
  Diversification Risk
  Emerging Markets Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy High Income Fund: The Fund seeks to achieve its primary objective of a high level of current income and its secondary objective of capital growth (when consistent with its primary objective) by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of IICO, consistent with the Fund's objectives. There is no guarantee, however, that the Fund will achieve its objectives.

In general, the high level of income that the Fund seeks is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by IICO to be of comparable quality; these include securities rated BBB or lower by S&P, or Baa or lower by Moody's. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Fund primarily owns debt securities and may own bonds with varying maturities; however, it may also own, to a lesser degree, preferred stocks, common stocks and convertible securities. The Fund limits its acquisition of common stocks so that no more than 20% of its total assets will consist of common stocks and no more than 10% of its total assets will consist of non-dividend-paying common stocks.

As noted, the Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the Fund. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by the third party on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided no event of default has occurred. As the seller, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. The Fund may also purchase credit default swap contracts to hedge against the risk of default of debt securities it holds, in which case, the Fund would function as the counterparty referenced above.

The Fund may invest an unlimited amount of its assets in foreign securities. At this time, however, the Fund does not intend to invest a significant amount of its assets in foreign securities. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When IICO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, IICO may take any one or more of the following steps with respect to the Fund's assets:

  shorten the average maturity of the Fund's debt holdings
  hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)
  emphasize investment-grade debt securities

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objectives.

Risks. An investment in Ivy High Income Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Liquidity Risk
  Low-rated Securities Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy International Balanced Fund: The Fund seeks to achieve its objective of a high level of total return by investing in equity and debt securities issued by companies located around the world and of any size, and in investment grade debt securities issued by governmental agencies and corporations. Normally, the Fund invests approximately 50% to 70% of its assets in equity securities and approximately 30% to 50% of its assets in investment-grade debt securities. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests primarily in securities of companies or governments in developed foreign markets. However, the Fund may also invest up to 20% of its total assets in equity securities of companies located in developing or emerging markets. In addition, the Fund may invest up to 10% of its total assets in debt securities of companies or governments located in developing or emerging markets. Under normal circumstances, the Fund will maintain investments in securities of issuers in at least three countries.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stock, preferred stock, warrants or rights to purchase such securities. In selecting these equity securities, Templeton, the Fund's investment subadvisor, conducts a bottom-up, company-by-company analysis, rather than focusing on a specific industry or economic sector. Templeton concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential; that is, Templeton seeks securities that it believes are selling at a discount. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, are also considered.

Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments which are more fully described in the SAI. In selecting debt securities Templeton evaluates current, as well as expected future trends in, interest rates and general economic conditions, and then attempts to identify those securities and issuers which, in its judgment, are likely to perform well in such circumstances. Templeton may rely on active duration management in an effort to add value to the Fund's holdings.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements).

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy International Balanced Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy International Core Equity Fund: The Fund seeks to achieve its primary objective of long-term capital growth by investing primarily in equity securities principally traded in European and Asian/Pacific Basin markets and primarily issued by reasonably valued companies with strong cash flows and exposure to global investment themes. IICO may also employ a growth approach, seeking companies whose earnings it believes will grow faster that the economy. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests in a variety of economic sectors and industry segments to reduce the effects of price volatility in any one area. IICO seeks to identify an investment theme, then determine the most appropriate sectors and geographies to benefit from that theme and finally to find reasonably valued companies with improving returns on capital and solid cash generation.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements).

The Fund may from time to time take a temporary defensive position, and invest without limit in government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy International Core Equity Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Large Cap Growth Fund: The Fund seeks to achieve its objective of appreciation of your investment through a diversified holding of securities, primarily those issued by large cap (at least $8 billion capitalization), higher-quality U.S. and, to a lesser extent, foreign companies that IICO believes have both appreciation possibilities and sustainable competitive advantages, and that IICO believes are of higher quality. There is no guarantee, however, that the Fund will achieve its objective.

In selecting securities for the Fund, IICO looks for companies which serve large markets with a demonstrated ability to sustain unit growth and high profitability, often driven by brand loyalty, cost structure, scale, or distribution advantages. IICO's process to select stocks is primarily a blend of quantitative and fundamental research. From a quantitative standpoint, IICO concentrates on profitability, capital industry, cash flow and calculation measures, as well as earnings growth rates. IICO's fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which enables a company to generate superior levels of profitability and growth for an extended period of time. Additional focus is given to those companies that appear to be well positioned to benefit from secular trends embedded in the marketplace (e.g., demographics, deregulation, capital spending trends, etc.).

The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

Risks. An investment in Ivy Large Cap Growth Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Mid Cap Growth Fund: The Fund seeks to achieve its objective of growth of your investment by investing primarily in a diversified portfolio of domestic and, to a lesser extent, foreign mid cap companies that IICO believes offer above-average growth potential. Mid cap companies are typically companies with market capitalizations that range between $1 billion and $18 billion. For this purpose, IICO considers a company's capitalization at the time the Fund acquires the company's securities. Companies whose capitalization falls outside the mid cap range after purchase continue to be considered mid cap companies for purpose of the Fund's investment policy. There is no guarantee, however, that the Fund will achieve its objective.

As noted, IICO utilizes a bottom-up approach in its selection of securities for the Fund, and focuses on companies with strong growth models, profitability and sound capital structures. Other characteristics include the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to stakeholders, strong financial model and leading market position.

In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade, that is, rated BBB- and higher by S&P or Baa3 and higher by Moody's or, if unrated, deemed by IICO to be of equivalent quality. The Fund may also use options and futures contracts for both temporary defensive purposes and to enhance performance. The Fund may also invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.
When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper, cash and cash equivalents, and short-term securities issued by the U.S. government or its agencies or instrumentalities), preferred stocks or both. As well, the Fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. By taking a temporary defensive position the Fund may not achieve its investment objective.

Risks. An investment in Ivy Mid Cap Growth Fund is subject to various risks, including the following:

  Company Risk
  Derivatives Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Money Market Fund: The Fund seeks to achieve its objective of maximum current income consistent with stability of principal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the 1940 Act (Rule 2a-7). There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

  U.S. government securities (including obligations of U.S. government agencies and instrumentalities)
  bank obligations and instruments secured by bank obligations, such as letters of credit commercial paper (domestic and foreign issuers), including asset-backed commercial paper programs corporate debt obligations, including variable rate master demand notes
  Canadian government obligations
  certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest

The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. government, including foreign branches of these banks, or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

Risks. An investment in Ivy Money Market Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Mortgage Securities Fund: The Fund seeks to achieve its objective of a high level of current income consistent with prudent investment risk by investing primarily in higher-quality mortgage-related securities. The Fund invests a significant portion of its assets in investment-grade securities representing interests in pools of mortgage loans, and in a variety of other mortgage-related securities including CMOs, CMBSs, stripped mortgage-backed securities and ABSs. The Fund seeks to provide investors with exposure to quality and higher yield potential through broad ownership in pools of mortgage loans across all sectors of the market. The Fund expects that under normal circumstances the effective duration of its portfolio will range from one to seven years. The Fund may invest lesser portions of its assets in non-investment grade mortgage-related securities. The Fund may also invest up to 10% of its assets in foreign securities. There is no guarantee, however, that the Fund will achieve its objective.

In selecting mortgage-related securities, Advantus Capital focuses on relative value trading among individual securities in the MBS, ABS and CMBS markets and considers a variety of factors, including prepayment risk, credit quality, liquidity, the collateral securing the underlying loan (for example, residential versus commercial real estate) and the type of underlying mortgage loan (for example, a 30 year fully-amortized loan versus a 15 year fully-amortized loan). Advantus Capital also takes into consideration current and expected trends in economic conditions, interest rates and the mortgage market and selects securities which, in its judgment, are likely to perform well in those circumstances. As well, Advantus Capital attempts to diversify the Fund's holdings among all sectors of the mortgage-related market in an effort to minimize risk.

Interests in pools of mortgage loans provide the security holder the right to receive out of the underlying mortgage loans periodic interest payments at a fixed rate and a full principal payment at a designated maturity or call date. Scheduled principal, interest and other payments on the underlying mortgage loans received by the sponsoring or guarantor entity are then distributed or "passed through" to security holders net of any service fees retained by the sponsor or guarantor. Additional payments passed through to security holders could arise from the prepayment of principal resulting from the sale of residential property, the refinancing of underlying mortgages, or the foreclosure of residential property. In "pass through" mortgage loan pools, payments to security holders will depend on whether mortgagors make payments to the pooling entity on the underlying mortgage loans. To avoid this non-payment risk, the Fund may also invest in "modified pass through" mortgage loan pools which provide that the security holder will receive interest and principal payments regardless of whether mortgagors make payments on the underlying mortgage loans.

The Fund may invest in government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal government-related guarantors of mortgage-related securities are Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (i.e., savings and loan institutions, commercial banks and mortgage bankers). However, securities issued by Fannie Mae, Freddie Mac and FHLB are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer. In addition, the Fund purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

The Fund may also invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions. Mortgage pools created by these non-governmental entities offer a higher rate of interest than government or government related securities. Unlike certain U.S. government agency sponsored mortgage loan pools, payment of interest and payment to investors is not guaranteed.

The Fund may also invest a major portion of its assets in CMOs and stripped mortgage-backed securities. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest-only component allows the security holder to receive the interest portion of cash payments, while the principal-only component allows the security holder to receive the principal portion of cash payments.

The market for mortgage-related securities is generally liquid, but individual mortgage-related securities purchased by the Fund may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular mortgage-related securities or the broader mortgage securities market as a whole. Investments in illiquid and restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or the Fund may bear the costs of registering such securities. The Fund may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but liquid or unrestricted securities. Advantus Capital continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid.

Investing in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy Mortgage Securities Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Liquidity Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Real Estate Securities Fund: The Fund seeks to achieve its objective of total return through a combination of capital appreciation and current income by investing primarily in real estate securities and real estate-related securities. The Fund does not invest directly in real estate. There is no guarantee, however, that the Fund will achieve its objective.

"Real estate securities" include securities offered by issuers that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include REITs, REOCs, real estate brokers and developers, real estate managers, hotel franchisers, real estate holding companies and publicly traded limited partnerships.

"Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, brokers, financial institutions that issue or service mortgages and resort companies.

In its analysis of issuers, Advantus Capital, the Fund's investment subadvisor, has built a network of industry contacts through which it is able to enhance its knowledge of a company's underlying assets. Advantus Capital utilizes this knowledge and its diligent focus on company fundamentals in selecting securities for the Fund. Advantus Capital believes that the core operating performance of an issuer is a key determinant in its stock performance.

Most of the Fund's real estate securities portfolio consists of securities issued by REITs and REOCs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. REITs may be characterized as equity REITs (that is, REITs that primarily invest in fee ownership and leasehold ownership of land and improvements thereon), mortgage REITs (that is, REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. The Fund mostly invests in shares of equity REITs but also invests lesser portions of its assets in shares of mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986, as amended (Code), may deduct dividends paid to shareholders, effectively eliminating any entity-level federal income tax. As a result, REITs distribute a larger portion of their earnings to investors than other corporate entities subject to federal income tax. A REOC is typically structured as a "C" corporation under the Code and does not have the favorable tax treatment that is accorded a REIT.

The Fund may invest up to 10% of its total assets in foreign securities and may invest up to 20% of its assets in securities issued by companies outside of the real estate industry. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

An investment in the Fund may encounter the risk of greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in a portfolio of securities selected from a greater number of issuers. As well, the value of the Fund's investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, changes in the Code or failure to meet Code requirements, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy Real Estate Securities Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  REIT-Related Risk
  REOC-Related Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Science and Technology Fund: The Fund seeks to achieve its objective of long-term capital growth by investing primarily in the equity securities of domestic and foreign science and technology companies. Science and technology companies are companies whose products, processes or services, in IICO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business, itself, is not within the science and technology industries. There is no guarantee, however, that the Fund will achieve its objective.

In its selection of securities for investment by the Fund, IICO aims to identify stocks that it believes to be benefiting from the world's strongest secular economic trends, and then applies its bottom-up research to identify the best holdings for the Fund.

The Fund may invest in, but is not limited to, areas such as:

  aerospace and defense electronics
  biotechnology
  business machines
  cable and broadband access
  communications equipment and software
  computer software and services
  computer systems
  electronics and energy
  electronic media
  genomics
  internet and internet-related services
  medical devices and drugs
  medical and hospital supplies and services
  office equipment, supplies and services (including transaction processing services)

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Fund may, but is not required to, use a range of derivative investment techniques, typically options on common stocks, to hedge various market risks as well as a supplement in pursuit of its investment objective.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. government securities or other debt securities, mostly of investment grade. By taking a temporary defensive position the Fund may not achieve its investment objective.

Risks. An investment in Ivy Science and Technology Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Small Cap Growth Fund: The Fund seeks to achieve its objective of growth of capital by investing primarily in common stocks of small cap companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother, more consistent pattern of portfolio returns over the long term. There is no guarantee, however, that the Fund will achieve its objective.

IICO focuses on long-term growth and superior financial characteristics in its search for companies, thereby focusing on higher quality companies. IICO seeks companies with defensible market positions that are strong niche players that feature the involvement of the founder and demonstrate a strong commitment to shareholders. IICO believes that such companies generally have a replicable business model that allows for sustained growth. The focus on holding an investment is intermediate to long-term. IICO considers selling a holding if its analysis reveals evidence of a meaningful deterioration in operating trends, it anticipates a decrease in the company's ability to grow and gain market shares and/or the company's founder departs.

Small cap companies are typically companies with market capitalizations below $3.5 billion. Some companies may outgrow the definition of small cap after the Fund has purchased their securities. These companies continue to be considered small cap for purposes of the Fund's minimum 80% allocation to small cap companies. From time to time, the Fund will also invest a lesser portion of its assets in securities of mid and large cap companies (that is, companies with market capitalizations larger than that defined above) that, in IICO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth.

In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade. The Fund may invest up to 20% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper, short-term U.S. government securities, and/or preferred stocks. The Fund may also invest in more established companies, such as those with longer operating histories than many small cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the Fund's position size in any particular security. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Small Cap Growth Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

All Funds

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in market conditions, interest rates and other company and economic news. Performance will also depend on the skill of IICO or an investment subadvisor in selecting investments.

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its objective(s). For example, each Fund (other than Ivy Money Market Fund) is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund's authorized investments and strategies, such as derivative instruments, foreign securities and junk bonds, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant.

Each Fund may actively trade securities in seeking to achieve its objectives. Actively trading securities may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which would increase your taxable income. Factors that can lead to active trading for any fund include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a fund's market capitalization target, and the need to sell a security to meet redemption activity.

Each Fund generally seeks to be fully invested, except to the extent it takes a temporary defensive position. In addition, at times, IICO or an investment subadvisor may invest a portion of the Fund's assets in cash or cash equivalents if IICO or the subadvisor is unable to identify and acquire a sufficient number of securities that meet IICO's or an investment subadvisor's selection criteria for implementing the Fund's investment objectives, strategies and policies.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its SAI.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' securities holdings is available in the SAI.

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Ivy Funds' website at www.ivyfunds.com

Defining Risks

  Commodities Risk -- Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Fund's investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. A Fund may also pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.
  Company Risk -- An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.
  Concentration Risk -- If a Fund invests more than 25% of its total assets in a particular industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.
  Credit Risk -- An issuer of a debt security (including mortgage-backed securities) or a Real Estate Investment Trust (REIT) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and therefore in the NAV of a Fund. Also, a change in the quality rating of a debt security or a REIT security can affect the security's liquidity and make it more difficult to sell. If a Fund purchases unrated securities and obligations, it will depend on IICO's or an investment subadvisor's analysis of credit risk more heavily than usual.
  Derivatives Risk -- A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of IICO or an investment subadvisor as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used. Also, derivatives are subject to counterparty risk. Counterparty risk is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

Options, futures and swaps are common types of derivatives that a Fund may occasionally use. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Other types of derivatives include caps, floors and collars.

  Diversification Risk -- A Fund is subject to diversification risk if the Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio (a Fund is considered diversified, as defined in the 1940 Act, if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio). The Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund with a more diversified investment portfolio.

  Emerging Market Risk -- Each Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

  Extension Risk -- Rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.
  Foreign Currency Risk -- Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk -- The Funds may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent a Fund's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Funds from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.
  Foreign Securities Risk -- Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

  Growth Stock Risk -- Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.
  Income Risk -- A Fund may experience a decline in its income due to falling interest rates.
  Initial Public Offering Risk -- Investments in IPOs can have a significant positive impact on the Fund's performance in the near term; however, the positive effect of investments in IPOs may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. FACE="Berkeley-Book"> The relative performance impact of IPOs is also likely to decline as the Fund grows.
  Interest Rate Risk -- The value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation (including shares of mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

  Large Company Risk -- A Fund with a portfolio of large capitalization company securities may underperform the market as a whole.
  Liquidity Risk -- Generally, a security is liquid if a Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity.
  Low-rated Securities Risk -- In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.
  Market Risk -- All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.
  Mid Size Company Risk -- Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.
  Prepayment Risk -- Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate. As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline of the Fund's investment income.
  REIT-Related Risk -- The value of a Fund's REIT securities may be adversely affected by changes in the value of the underlying property. In addition, the value of a REIT could be adversely affected if the REIT fails to qualify for tax-free pass through income treatment under the Code, or maintain its exemption from registration under the 1940 Act.
  REOC-Related Risk -- A REOC is similar to a REIT in that it is a company that owns and operates commercial real estate, but unlike a REIT it has the freedom to reinvest all its funds from operations back into the company, and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as dividends, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of a Fund's REOC securities may be adversely affected by the same factors that adversely affect REITs. In addition, REOCs do not have the favorable tax treatment that is accorded a REIT.
  Small Company Risk -- Equity securities of small capitalization companies (including small capitalization REITs) are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.
  Value Stock Risk -- Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO or an investment subadvisor, undervalued. The value of a security believed by IICO or an investment subadvisor, as applicable, to be undervalued may never reach what is believed to be is its full value, or such security's value FACE="Berkeley-Book"> may decrease.

The Management of the Funds

Investment Advisor

The Funds are managed by Ivy Investment Management Company (IICO), subject to the authority of the Board of Trustees of Ivy Funds (Board of Trustees) and the Board of Directors of Ivy Funds, Inc. (Board of Directors). IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO is an SEC-registered investment advisor with approximately $14.9 billion in assets under management as of March 31, 2007 and serves as the investment manager for each of the Funds within the Ivy Family of Funds. IICO has served as investment manager to the Ivy Funds (Trust) since December 31, 2002,1 and to Ivy Funds, Inc. since June 30, 2003. Prior to June 30, 2003, Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO, served as the investment manager for each of the Funds within Ivy Funds, Inc. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. (formerly W&R Funds, Inc.) to IICO. IICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

1Until December 31, 2002, Ivy Management, Inc. (IMI) provided business management services and investment advisory services to the Ivy Funds. On December 31, 2002, IMI, an indirect wholly owned subsidiary of Waddell & Reed Financial, Inc. (WDR) and a wholly owned subsidiary of Ivy Acquisition Corporation (IAC), merged with and into IAC, a wholly owned subsidiary of WDR. Upon effectiveness of the merger, IAC changed its name to Waddell and Reed Ivy Investment Company (WRIICO), and WRIICO assumed all of IMI's duties with respect to the Ivy Funds. Effective March 7, 2005, WRIICO changed its name to Ivy Investment Management Company (IICO).

Investment Subadvisors

Advantus Capital Management, Inc. (Advantus Capital), an SEC-registered investment advisor located at 400 Robert Street North, St. Paul, Minnesota 55101, serves as investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Real Estate Securities Fund, Ivy Mortgage Securities Fund and Ivy Bond Fund under an agreement with IICO. Since its inception in 1985, Advantus Capital and its predecessor have provided investment advisory services for mutual funds and have managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of Minnesota Mutual Companies, Inc., a mutual insurance holding company. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. Advantus Capital had approximately $16.5 billion in assets under management as of March 31, 2007.

Mackenzie Financial Corporation (Mackenzie), 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S 3B5, serves as the investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Cundill Global Value Fund and Ivy Global Natural Resources Fund pursuant to an agreement with IICO. Mackenzie has been an investment counsel and mutual fund manager in Toronto for more than 35 years, and as of March 31, 2007, had over $63.7 billion Canadian in assets under management.

Templeton Investment Counsel, LLC (Templeton), an SEC-registered investment advisor located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, serves as investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy International Balanced Fund pursuant to an agreement with IICO. Templeton and the direct and indirect subsidiaries of Templeton Worldwide, Inc. had approximately $212 billion in assets under management as of March 31, 2007.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to IICO for providing investment advice and supervising its investments. IICO uses a portion of the applicable fee to pay a Fund's subadvisor, if any. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

  Ivy Money Market Fund: 0.40% of net assets
  Ivy Mortgage Securities Fund: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion
  Ivy Bond Fund: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion
  Ivy High Income Fund: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion
  Ivy Capital Appreciation Fund: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion
  Ivy Asset Strategy Fund, Ivy Core Equity Fund, Ivy Dividend Income Fund, Ivy International Balanced Fund, Ivy Large Cap Growth Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.
  Ivy Mid Cap Growth Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion
  Ivy Real Estate Securities Fund: 0.90% of net assets up to $1 billion, 0.87% of net assets over $1 billion and up to $2 billion, 0.84% of net assets over $2 billion and up to $3 billion, and 0.80% of net assets over $3 billion
  Ivy International Core Equity Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.70% of net assets over $3 billion
  Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund: 1.00% of net assets up to $500 million, 0.85% of net assets over $500 million and up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

Management fees for the following Funds as a percent of the Fund's net assets for its fiscal year ended March 31, 2007 were:

Fund	Management Fees Paid
Ivy Asset Strategy Fund	0.67%
Ivy Bond Fund	0.53%
Ivy Capital Appreciation Fund	0.60%
Ivy Core Equity Fund	0.70%
Ivy Cundill Global Value Fund	0.93%
Ivy Dividend Income Fund	0.70%
Ivy Global Natural Resources Fund	0.83%
Ivy High Income Fund	0.62%
Ivy International Balanced Fund	0.70%
Ivy International Core Equity Fund	0.85%
Ivy Large Cap Growth Fund	0.70%
Ivy Mid Cap Growth Fund	0.85%
Ivy Money Market Fund	0.40%
Ivy Mortgage Securities Fund	0.50%
Ivy Real Estate Securities Fund	0.90%
Ivy Science and Technology Fund	0.85%
Ivy Small Cap Growth Fund	0.85%

A discussion regarding the basis for the approval by the Board of Directors or Board of Trustees of the advisory contract for each of the Funds is available in each Fund's Semiannual Report to Shareholders dated September 30, 2006.

Portfolio Management

Ivy Asset Strategy Fund: Michael L. Avery, Daniel J. Vrabac and Ryan F. Caldwell are primarily responsible for the day-to-day management of the Ivy Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. In June 2005 he was named Chief Investment Officer and Executive Vice President of IICO and WRIMCO. Mr. Avery is Vice President of Ivy Funds, Inc. and Vice President of other investment companies for which WRIMCO serves as investment manager, and has served as portfolio manager for investment companies managed by WRIMCO since February 1994. From August 1987 until June 2005, Mr. Avery had served as the Director of Research for IICO and for WRIMCO and its predecessor. He holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Mr. Vrabac has held his Fund responsibilities for Ivy Asset Strategy Fund since January 1997. He is Senior Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc. and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Vrabac has been an employee of WRIMCO since May 1994. He earned a BA degree in economics from Duquesne University, and holds an MBA with emphasis in Investments and Finance from Indiana University.

Mr. Caldwell has held his Ivy Asset Strategy Fund responsibilities since January, 2007. His investment research responsibilities are concentrated in asset managers and brokers, and transaction processors. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst, and in June 2005 was named assistant portfolio manager for the Fund, as well as two other funds managed by WRIMCO or IICO. Mr. Caldwell is Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc. and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University, and an MBA with an emphasis in finance from the University of Kansas. He is currently pursuing the Chartered Financial Analyst designation.

Ivy Bond Fund: Christopher R. Sebald, Thomas B. Houghton and David W. Land are primarily responsible for the day-to-day management of the Ivy Bond Fund. Mr. Sebald has held his Fund responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund, Advantus Bond Fund, Inc., since August 2003. He has served as Senior Vice President and Lead Portfolio Manager, Total Return Fixed Income, Advantus Capital, since August 2003. Mr. Sebald had served as Senior Vice President and Portfolio Manager for AEGON USA Investment Management from July 2000 through July 2003. He earned a BS degree in Economics from the University of Minnesota and a MBA from the University of Minnesota. He is a Chartered Financial Analyst.

Mr. Land has held his responsibilities for Ivy Bond Fund since April 2005. He has served as Vice President and Portfolio Manager, Total Return, Advantus Capital, since April 2004. Mr. Land was Senior Analyst at AXA Investment Managers North America, Inc. from August 2003 to April 2004. He served as Senior Investment Officer of Advantus Capital from July 2000 to July 2003. Mr. Land earned a BA from Thomas More College and a MBA from the University of Cincinnati. He is a Chartered Financial Analyst.

Mr. Houghton has held his fund responsibilities for Ivy Bond Fund since April 2005. He has served as Vice President and Portfolio Manager, Total Return Fixed Income, Advantus Capital, since August 2003. Mr. Houghton had served as Senior Investment Officer with Advantus Capital from April 2002 to August 2003. Previously, Mr. Houghton was a Senior Securities Analyst, Public Corporate Bonds, with American Express from July 2001 through March 2002.

Ivy Capital Appreciation Fund: Barry M. Ogden is primarily responsible for the day-to-day management of Ivy Capital Appreciation Fund, and has held his Fund responsibilities since January 2002. He is Senior Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc. and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Ogden has served as assistant portfolio manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1994. He graduated from the University of Kansas with a BS degree in accounting, and has earned the designation of Certified Public Accountant. Mr. Ogden is a Chartered Financial Analyst.

Ivy Core Equity Fund: Erik R. Becker and Gustav C. Zinn are primarily responsible for the day-to-day management of Ivy Core Equity Fund. Mr. Becker has held his Fund responsibilities since February 2006. Mr. Becker joined WRIMCO in 1999 as an investment analyst and had served as an assistant portfolio manager for Ivy Core Equity Fund since 2003, in addition to his duties as a research analyst. He is Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc., and a portfolio manager for Waddell & Reed Advisors Core Investment Fund and W&R Target Core Equity Portfolio, both managed by WRIMCO. Mr. Becker earned a BBA degree in finance, investment and banking and an MS in finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

Mr. Zinn has held his responsibilities for Ivy Core Equity Fund since February 2006. He has been an employee of WRIMCO since 1998 and had served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003, in addition to his duties as a research analyst. Mr. Zinn is Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc., and a portfolio manager for Waddell & Reed Advisors Core Investment Fund and W&R Target Core Equity Portfolio, both managed by WRIMCO. He earned a BBA degree and a Masters of Finance from the University of Wisconsin-Madison. Mr. Zinn is a Chartered Financial Analyst.

Ivy Cundill Global Value Fund: Peter Cundill and Hiok Hhu Ng are primarily responsible for the day-to-day management of Ivy Cundill Global Value Fund. Mr. Cundill has held his responsibilities for Ivy Cundill Global Value Fund since the Fund's inception. He founded Peter Cundill & Associates in 1976. Mr. Cundill earned a Bachelor of Commerce degree from McGill University, Montreal. He holds the designations of Chartered Business Valuator (CBV), Chartered Financial Analyst (CFA), and Fellow Chartered Accountant (FCA).

Hiok Hhu Ng has held his responsibilities for Ivy Cundill Global Value Fund as Portfolio Manager since 2004. Hhu joined the Cundill Group as a research analyst, and became an Assistant Portfolio Manager for Ivy Cundill Global Value Fund in 2001. He holds a Bachelor of Finance degree from the University of British Columbia. He is a Chartered Financial Analyst, and has completed the Canadian Securities Course, Canadian Securities Institute.

Ivy Dividend Income Fund: David P. Ginther is primarily responsible for the day-to-day management of Ivy Dividend Income Fund. He has held his responsibilities for Ivy Dividend Income Fund since its inception in June 2003. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Ivy Funds, Inc., and portfolio manager for other investment companies for which WRIMCO serves as investment manager, and has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

Ivy Global Natural Resources Fund: Frederick Sturm, a Senior Vice President of Mackenzie, is primarily responsible for the day-to-day management of Ivy Global Natural Resources Fund. He has managed the Fund since its inception. Mr. Sturm joined Mackenzie in 1983. He holds a degree in commerce from the University of Toronto. Mr. Sturm is a CFA charterholder.

Ivy High Income Fund: Bryan C. Krug is primarily responsible for the day-to-day management of Ivy High Income Fund, and has held his Fund responsibilities since February 2006. He joined WRIMCO in 2001 as a high yield investment analyst and will continue to support the high-yield investment team. He is Vice President of IICO and WRIMCO and Vice President of Ivy Funds, Inc. Mr. Krug earned a BS in finance from Miami University, Richard T. Farmer School of Business.

Ivy International Balanced Fund: Edgerton Tucker Scott III and Michael Hasenstab, Ph.D. are primarily responsible for the day-to-day management of Ivy International Balanced Fund. Mr. Scott has held his responsibilities since the inception of the Fund in December 2003, and was the portfolio manager for the predecessor fund since June 2000. He is Senior Vice President of Templeton Investment Counsel, LLC. Mr. Scott earned a BA from the University of Virginia and a MBA from Amos Tuck School of Business at Dartmouth College. He is a Chartered Financial Analyst.

Dr. Hasenstab has held his Fund responsibilities since March 2006. He joined Franklin Templeton Investments in July 1995, and, after taking a leave of absence to obtain his Ph.D., rejoined the company in April 2001. Dr. Hasenstab is Vice President, Co-Director of International Fixed Income, and portfolio manager for Franklin Templeton Investments' International Bond Department. Dr. Hasenstab earned a Ph.D. in economics from the Asia Pacific School of Economics and Management at Australian National University, a master's degree in economics of development from the Australian National University, and a B.A. in international relations/political economy from Carleton College in the United States.

Ivy International Core Equity Fund: Thomas A. Mengel and John C. Maxwell are primarily responsible for the day-to-day management of Ivy International Core Equity Fund. Mr. Mengel has held his Fund responsibilities since December 2002. Mr. Mengel is Senior Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc. and of the Trust, and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Mengel has been a portfolio manager for, and employee of, WRIMCO since May 1996. He is a graduate of the University of Berlin with a degree in Business, Finance and Economics.

Mr. Maxwell has held his Fund responsibilities for Ivy International Core Equity Fund since February 2006. He joined WRIMCO in 1998 as an investment analyst and had served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003. In 2004, Mr. Maxwell began assisting the international group as an investment analyst. He has been appointed Vice President of IICO and WRIMCO. Mr. Maxwell earned a BS degree from the University of Kentucky, and an MBA from the Johnson Graduate School of Management, Cornell University. He is a Chartered Financial Analyst.

Ivy Large Cap Growth Fund: Daniel P. Becker and Philip J. Sanders are primarily responsible for the day-to-day management of Ivy Large Cap Growth Fund. Mr. Becker has held his Fund responsibilities since the inception of the Fund in June 2000. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of, and co-portfolio manager for, Waddell & Reed Advisors Vanguard Fund, Inc. and W&R Target Growth Portfolio, for which WRIMCO serves as investment manager. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.

Mr. Sanders has held his Fund responsibilities for Ivy Large Cap Growth Fund since June 2006. He joined WRIMCO in 1998, and has served as a portfolio manager for funds managed by WRIMCO since that time. He is Senior Vice President of WRIMCO and IICO, and Vice President of, and co-portfolio manager for, W&R Target Growth Portfolio and Waddell & Reed Advisors Vanguard Fund, Inc., for which WRIMCO serves as investment manager. Mr. Sanders earned a BA in economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte. He is a Chartered Financial Analyst.

Ivy Mid Cap Growth Fund: Kimberly A. Scott is primarily responsible for the day-to-day management of Ivy Mid Cap Growth Fund, and has held her Fund responsibilities since February 2001. She is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies managed by WRIMCO. Ms. Scott served as an investment analyst with WRIMCO from April 1999 to February 2001. She earned a BS in microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. Ms. Scott is a Chartered Financial Analyst.

Ivy Money Market Fund: Mira Stevovich is primarily responsible for the day-to-day management of the Ivy Money Market Fund, and has held her Fund responsibilities since the inception of the Fund. She is Vice President of IICO and WRIMCO, Vice President and Assistant Treasurer of Ivy Funds, Inc. and of the Trust, and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich has served as the Portfolio Manager for investment companies managed by WRIMCO since May 1998 and has been an employee of WRIMCO and its predecessor since March 1987. Ms. Stevovich earned a BA degree from Colorado Womens College. She holds an MA degree in Soviet and East European Studies and an MBA degree from the University of Kansas. Ms. Stevovich is a Chartered Financial Analyst.

Ivy Mortgage Securities Fund: Christopher R. Sebald and David W. Land are primarily responsible for the day-to-day management of Ivy Mortgage Securities Fund. Mr. Sebald has held his responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund, Advantus Mortgage Securities Fund, Inc., since August 2003. He is also portfolio manager for Ivy Bond Fund, and his biographical information is listed in the disclosure for Ivy Bond Fund.

Mr. Land has held his responsibilities for Ivy Mortgage Securities Fund since April 2004. He is also portfolio manager for Ivy Bond Fund, and his biographical information is listed in the disclosure for Ivy Bond Fund.

Ivy Real Estate Securities Fund: Joseph R. Betlej and Lowell R. Bolken are primarily responsible for the day-to-day management of Ivy Real Estate Securities Fund. Mr. Betlej has held his responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund since February 1999. Mr. Betlej is Vice President and Investment Officer of Advantus Capital. He has been in the real estate industry since 1984 and has been with Advantus Capital since 1987. Mr. Betlej earned a BA in Architecture from the University of Minnesota and a MS in Real Estate Appraisal and Investment Analysis from the University of Wisconsin at Madison. He is a Chartered Financial Analyst.

Mr. Bolken has held his Fund responsibilities since April 2006. He has been an Associate Portfolio Manager with Advantus Capital since September 2005. From April 2001 to September 2005, he was Managing Director and Manager, Corporate Bond Research, RBC Dain Rauscher, Inc.

Ivy Science and Technology Fund: Zachary H. Shafran is primarily responsible for the day-to-day management of Ivy Science and Technology Fund, and has held his Fund responsibilities since February 2001. He is Senior Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc. and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Shafran has served as a portfolio manager for investment companies managed by WRIMCO since January 1996. Mr. Shafran earned a BSBA degree in Business and an MBA with an emphasis in Finance from the University of Missouri at Kansas City.

Ivy Small Cap Growth Fund: Gilbert C. Scott is primarily responsible for the day-to-day management of Ivy Small Cap Growth Fund, and has held his Fund responsibilities since August 2003. He is Senior Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc. and Vice President of other investment companies for which WRIMCO serves as investment manager. He joined Waddell & Reed in 1997 and has been assistant portfolio manager of small cap institutional accounts since September 2000. Mr. Scott earned a BBA degree in finance from the University of Massachusetts and an MBA from the University of Texas. He is a Chartered Financial Analyst.

Additional information regarding portfolio managers, including information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities, is included in the SAI.

Other members of IICO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Your Account

InvestEd 529 Plan

The InvestEd Plan (InvestEd Plan) was established under the Arizona Family College Savings Program (the Program). The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended (Code). Waddell & Reed, Inc. (Waddell & Reed), the program manager for the InvestEd Plan, is offering the InvestEd Plan to Arizona residents as well as to residents of other states.

Contributions to InvestEd Plan accounts may be invested in shares of the Funds, which are held in the name and for the benefit of the Arizona Commission for Postsecondary Education in its capacity as Trustee of the Program. Class E shares purchased with contributions for a particular InvestEd Plan account are allocable to that account and will be redeemed to effect withdrawals requested by the InvestEd Plan account owner, as further described in this prospectus. Accounts opened through the InvestEd Plan are not insured by the State of Arizona, and neither the principal invested nor the investment return is guaranteed by the State of Arizona. InvestEd Plan accounts are subject to applicable Federal, state and local tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the InvestEd Plan. The InvestEd Plan may be modified in response to any such changes.

Please read the Program Overview and InvestEd Account Application carefully before investing.

Class E shares

This Prospectus offers one class of shares, Class E shares. Class E shares are only available for investment through a qualified state tuition program in accordance with Section 529 of the Code (529 Plan).

Each Fund (other than Ivy Money Market Fund) has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for its Class E shares. Such Plans permit the Funds to pay marketing and other fees to support both the sale and distribution of Class E shares as well as the services provided to shareholders by their financial advisor or financial intermediary. Under the Class E Plan, a Fund may pay IFDI, the Funds' distributor, a fee of 0.25%, on an annual basis, of the average daily net assets of the Class E shares. This fee is to compensate IFDI for, either directly or through third parties, distributing the Fund's Class E shares, providing personal service to Class E shareholders and/or maintaining Class E shareholder accounts. The amounts shall be payable to IFDI daily or at such other intervals as the Board of Trustees or Board of Directors may determine.

Because these fees are paid out of a Fund's assets or income on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. All or a portion of these fees may be paid to your financial advisor or a financial intermediary.

Other share classes of the Funds may be offered in separate prospectuses. Since each class of shares of a Fund has its own expense structure, the NAV per share for each class may differ.

Class E shares are subject to an initial sales charge (other than Ivy Money Market Fund) when purchased for your InvestEd Plan account COLOR="#0000ff">, based on the amount of your investment, according to the tables below. As noted, Class E shares that have a Plan pay an annual 12b-1 fee of 0.25% of average Class E net assets.

Calculation of Sales Charges on Class E Shares

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
--------	-----------	----------	-----------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of a fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

IFDI may pay dealers up to 1.00% on investments made in Class E shares with no initial sales charge.

IFDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see "Additional Compensation to Intermediaries" for more information.

Sales Charge Reductions

For purposes of the following disclosure regarding Rights of Accumulation, Letter of Intent and Account Grouping, Class E shares held in your InvestEd Plan are treated as shares held by you directly.

Lower sales charges on the purchase of Class E shares are available by:

  Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in the Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc. with the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform IFDI that you are entitled to a reduced sales charge and provide IFDI with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account.
  Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from IFDI, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included.
  Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class E shares in any account that you own may be grouped with the current account value of purchased Class E, Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner. For purposes of account grouping, an individual's domestic partner may be treated as his or her spouse.

In order for an eligible purchase to be grouped, you must advise IFDI at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Ivy Money Market Fund are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A or Class E shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class E shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed and Legend Equities Corporation (Legend), the grouping privileges described above also apply to the corresponding classes of shares of funds in the Waddell & Reed Advisors Family of Funds.

Sales Charge Waivers for Certain Investors

Class E shares may be purchased at NAV by:

  Shareholders investing through certain investment advisors and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees
  The Trustees and officers of Ivy Funds, the Directors and officers of Ivy Funds, Inc. or of any affiliated entity of IICO, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed
  Sales representatives, and their immediate family members (spouse, children, parents, children's spouses and spouse's parents), associated with unaffiliated third party broker/dealers with which IFDI has entered into selling agreements

For purposes of determining sales at NAV, an individual's domestic partner may be treated as his or her spouse.

Sales Charge Waivers for Certain Transactions

Class E shares may be purchased at NAV through:

  Exchange of Class E shares of any fund in the Ivy Family of Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares
  One-Time Reinvestment of all or part of the proceeds of redemption of your Class E shares of a Fund in Class E shares of the Fund, if the reinvestment is made within 60 days of the Fund's receipt of your redemption request

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers is also available, free of charge, at www.ivyfunds.com, including hyperlinks to facilitate access to this information. You will find more information in the Fund's SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of certain Class E shares and paid to IFDI, as further described below. The purpose of the CDSC is to compensate IFDI for the costs incurred by it in connection with the sale of certain of the Fund's Class E shares.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

The CDSC for Class E shares that are subject to a CDSC will not apply in the following circumstances:

  redemptions of shares requested within one year of the InvestEd Plan account holder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to IFDI redemptions of shares purchased for InvestEd Plan accounts held by current or retired Trustees or Directors of the Funds, Directors of affiliated companies, current or retired officers of the Funds, employees of IFDI and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons redemptions of shares for the purpose of complying with the excess contribution limitations prescribed by the Program if the excess contributions are rolled over to another InvestEd Plan account for a different Designated Beneficiary redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed redemptions made by shareholders that have purchased shares of the Fund through certain group plans that have selling agreements with IFDI and that are administered by a third party and/or for which brokers not affiliated with IFDI provide administrative or recordkeeping services redemptions of Fund shares, the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or W&R Target Funds, Inc., as directed by the redeeming shareholder, through a retirement plan product or savings plan product offered by the insurance company the exercise of certain exchange privileges
  redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than $500, or less than $250 for Ivy Money Market Fund

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which may require certain notice.

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor and/or the 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own. As well, IFDI may have selling agreements with financial intermediaries which provide for IFDI to pay fees to such intermediaries based on a percentage of assets and/or a fixed amount per shareholder account. IFDI makes payments to such intermediaries from its own resources and from amounts reimbursed by WRIMCO and IICO. These reimbursements to IFDI are funded out of WRIMCO's and IICO's net income, respectively.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and may also be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and other services provided by the intermediary, and may be required by the intermediary in order for the Ivy Family of Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary's established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from IFDI or its affiliates for providing related client-level recordkeeping and other services.

IFDI may also compensate an intermediary and/or financial advisor for IFDI's participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. IFDI may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary's established policies.

Compensation arrangements such as those described above are undertaken to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult the SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

The Distributor of the Funds, IFDI, is a corporate affiliate of Waddell & Reed. Waddell & Reed offers shares of the Funds through a distribution agreement with IFDI. The following paragraphs disclose certain potential conflicts of interest in connection with the offering of the Funds by Waddell & Reed.

Waddell & Reed financial advisors sell primarily shares of the Funds and the Waddell & Reed Advisors Funds, a separate mutual fund family for which Waddell & Reed serves as principal underwriter and distributor (Fund Families). Either IICO or WRIMCO (Manager) is the investment manager for each fund in the respective Fund Families. The Managers are affiliates of Waddell & Reed.

Waddell & Reed financial advisors are not required to sell only shares of the funds in the Fund Families, have no sales quotas with respect to the Funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Fund Families. It is possible, however, for Waddell & Reed, and/or its affiliated companies, to receive more total revenue from the sale of shares of the funds in the Fund Families than from the sale of shares of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). This is because the Managers earn investment advisory fees for providing investment management services to the funds in the Fund Families. These fees are assessed daily against the assets held by the funds in the Fund Families and are paid to the Managers out of fund assets.

Increased sales of shares of the Fund Families generally result in greater revenues, and greater profits, to Waddell & Reed and the Managers, since payments to Waddell & Reed and the Managers increase as more assets are invested in the Fund Families. Waddell & Reed employee compensation (including management and certain sales force leader compensation) and operating goals at all levels are tied to Waddell & Reed's overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the funds in the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the funds in the Fund Families. Ultimately, this will typically influence the financial advisor's decision to recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance and/or lower fund expenses than the funds in the Fund Families.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of funds in the Fund Families, though the client is not obligated to purchase such shares through Waddell & Reed. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed, and read, a copy of Waddell & Reed's Form ADV Disclosure Brochure.

Portability

The Funds' shares may be purchased and serviced only through broker-dealers and other financial intermediaries (Financial Intermediaries) that have entered into selling agreements with IFDI. Waddell & Reed, an affiliate of IFDI, is one such Financial Intermediary that is authorized to sell the Funds and service Fund accounts. If you elect to work with a Waddell & Reed financial advisor it is likely that the financial advisor will recommend the purchase of shares of the Funds. If you decide to terminate your relationship with your Waddell & Reed financial advisor or if they decide to transfer their license to another Financial Intermediary, you should consider that you will only be able to transfer your Fund shares to another Financial Intermediary if that Financial Intermediary has a selling agreement with IFDI. Not all Financial Intermediaries have such selling agreements and the selling agreements may typically be terminated without notice to you. If you select a Financial Intermediary that has no selling agreement with IFDI or whose selling agreement is terminated after you transfer your shares, you will either have to hold your shares directly with the Funds or sell your shares and transfer the proceeds to another Financial Intermediary, which may cause you to experience adverse tax consequences.

Account Registration

Pursuant to Arizona requirements, InvestEd Plan accounts generally may only be registered in the name of an individual who is the Account Owner. The Account Owner is the one who has the authority to designate the Designated Beneficiary, make withdrawals, select the Funds in which to invest and otherwise control the account. The Account Owner may be anyone--a parent, grandparent, friend or self. Joint owners, or joint accounts, are not permitted. Although only one person may be listed as the Account Owner, you should designate a successor Account Owner on the InvestEd Plan Account Application in the event of the Account Owner's death.

An account may also be opened by a state or local government or a 501(c)(3) organization as the Account Owner, if the account will be used to fund scholarships for persons whose identity will be determined after the account is opened.

Although these registrations are the only way an account can be set up, anyone may contribute to an InvestEd Plan account once it is established. See the section entitled Additional Investments.

The Account Owner will identify, on the InvestEd Plan Account Application, a Designated Beneficiary. A Designated Beneficiary can be any person interested in pursuing post high school training and educational opportunities at an accredited institution, including the Account Owner.

The Designated Beneficiary can be changed to a family member, as defined by current tax laws, of the original beneficiary.

There is a one-time $10 application fee per InvestEd Plan account, paid by Waddell & Reed at the time of the initial investment and forwarded to the Arizona Commission for Postsecondary Education (Commission), under whose authority the InvestEd Plan is made available, to help defray its administrative costs. Shares of a Fund held in your InvestEd Plan account are held in the name of the Commission, as Trustee of the Program.

InvestEd Plan accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This fee will be waived for Arizona residents.

Pricing of Fund Shares

The price to buy a share of a Fund, called the offering price, is calculated every business day. Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund's shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge.

In the calculation of a Fund's NAV:

  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable or are unreliable are valued at their fair value by or at the direction of the Board of Trustees or Board of Directors, as discussed below.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board of Trustees or Board of Directors. A Fund may also use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund's NAV is calculated.

A Fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some funds, such as Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund, Ivy International Balanced Fund and Ivy International Core Equity Fund, which may invest a significant portion of their assets in foreign securities, may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments may be valued at their fair values as determined according to the procedures approved by the Fund's Board of Trustees or Board of Directors. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuations. The Funds have retained a third-party pricing service (the Service) to assist in valuing foreign securities, if any, held in the Funds' portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WRSCO, the Funds' transfer agent, in accordance with guidelines adopted by each of the Fund's Board of Trustees or Board of Directors, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Boards regularly review, and WRSCO regularly monitors and reports to the Boards, the Service's pricing of the Funds' foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event -- thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund's NAV will be subject, in part, to the judgment of the Board of Trustees or Board of Directors or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing may also affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see "Market Timing Policy."

Buying Shares

When you place an order to buy shares for your InvestEd Plan account, your order will be processed at the next NAV calculated after your order, in proper form, is received and accepted. Proper form includes receipt by Waddell & Reed, in the home office, of a completed InvestEd Plan Account Application and additional required documentation, if applicable. Please note that all of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

Shares of a Fund may be purchased for your InvestEd Plan account through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. Your order will receive the offering price next calculated after the order has been received in proper form by Waddell & Reed. Therefore, if your order is received in proper form by Waddell & Reed before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by Waddell & Reed after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day.

Broker-dealers that perform account transactions for their clients by participating in networking through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients for whose account shares of a Fund are purchased if the broker-dealer performs any transaction erroneously or improperly.

When you sign your Account Application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed generally will not accept new Account Applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable) or for a non-resident alien.

To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase. Mail to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

By Automatic Investment Service: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the Automatic Investment Service (AIS).

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Ivy Family of Funds, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.

IFDI reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

To Open an Account	$500 (per Fund)
For certain exchanges	$100 (per Fund)
For accounts opened with AIS	$50 (per Fund)*
For accounts established through payroll deductions	Any amount

To Add to an Account	Any amount
For certain exchanges	$100 (per Fund)
For AIS	$25 (per Fund)

*An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

Additional Investments

Subject to the minimums disclosed for the Automatic Investment Service above, you, or anyone, can make additional investments of any amount at any time; however, with respect to Class E shares, all or a portion of the amount invested will not be accepted to the extent that such contributions would cause the total maximum account value or balance for a Designated Beneficiary for all InvestEd Plans to exceed limits imposed by the InvestEd Plan. For the 2006-2007 academic year, the maximum account balance at the time of a contribution is, in the aggregate per beneficiary, $304,000, as determined by the Arizona Commission for Postsecondary Education. Maximum account balance amounts will be adjusted each year based upon a formula developed by The College Board that estimates the average cost of attending a private 4-year college. Under current law, any excess contribution with respect to a Designated Beneficiary must be promptly withdrawn as a non-qualified withdrawal or rolled over into an account for a different Designated Beneficiary.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any applicable CDSC and/or redemption fee.

Selling your InvestEd Plan Class E shares

Only the Account Owner may request withdrawals from an InvestEd Plan account, which will be accomplished by selling (redeeming), at any time, some or all of the account's shares, subject to a penalty if applicable.

When you place an order for a withdrawal from your InvestEd Plan account, that order will be treated as an order to sell shares, and the shares will be sold at the next NAV calculated, subject to any applicable CDSC and/or redemption fee, after your order, in proper form, is received and accepted. Proper form includes receipt by your financial advisor or IFDI of a completed InvestEd Plan Withdrawal Form. Withdrawals will be classified as either Qualified or Non-Qualified for Federal, state and local income tax purposes.

Generally. each withdrawal from an InvestEd Plan account comprises two pro rata components: (1) a return of principal and (2) earnings. The return of principal portion of any withdrawal, whether Qualified or Non-Qualified, is not taxable. As explained in more detail below, the earnings portion of a withdrawal may be subject to taxation, and possibly penalties, depending on whether a withdrawal is Qualified or Non-Qualified. The Account Owner is responsible for determining whether a withdrawal is Qualified or Non-Qualified and whether a penalty applies.

Qualified Withdrawals. A Qualified withdrawal is a withdrawal used for Qualified Higher Education Expenses, which may include tuition, fees, books, supplies and equipment required for the enrollment or attendance of a Designated Beneficiary at an eligible educational institution and/or qualified room and board expenses for students who attend an eligible educational institution at least half-time.

Non-Qualified Withdrawals. A Non-Qualified withdrawal is a withdrawal that is not used for Qualified Higher Education Expenses, as defined above. Non-Qualified withdrawals are generally subject to income taxes and penalties, if applicable, on the earnings portion of the withdrawal, as described below. Penalty-free withdrawals may be made in the event the Designated Beneficiary receives a scholarship (not to exceed the amount of the scholarship award), dies or becomes permanently disabled, although the earnings portion of the withdrawal will be subject to tax.

If you choose to withdraw the money you have accumulated in your InvestEd Plan account for non-qualified expenses, taxes and penalties will apply. The earnings portion of the Non-Qualified withdrawal generally will be subject to income tax at the tax rate of the person for whose benefit the withdrawal is made. In addition, the earnings portion of any Non-Qualified withdrawals will also be subject to a Federal tax penalty in the form of an additional 10% tax on the earnings portion of the non-qualified withdrawal.

At the request of the Account Owner, the withdrawal proceeds may be made payable to an eligible educational institution on behalf of the Designated Beneficiary.

Currently, when shares are redeemed in a Qualified withdrawal, the withdrawals are Federal income tax-free (such withdrawals may still be subject to state and/or local taxes). Please consult your tax advisor regarding the current tax consequences of withdrawals from your InvestEd Plan account. The Account Owner or the Beneficiary is responsible for retaining the appropriate documentation for the tax treatment of Qualified Withdrawals. The Account Owner or the Beneficiary is responsible for determining whether a withdrawal is Non-Qualified, making the appropriate filings with the IRS and paying the 10% federal tax penalty on earnings.

When you make a withdrawal from your InvestEd Plan account by placing an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC and/or redemption fee, after receipt of a request for redemption in good order by Ivy Client Services (on behalf of Waddell & Reed Services Company) or other authorized Fund agent. Note the following:

  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC).
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Trustees or Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC and/or redemption fee, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Dealers that perform account transactions for their clients through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

You may reinvest, without a sales charge, all or part of the amount of Class E shares you redeemed by sending to the applicable Fund the amount you want to reinvest for your InvestEd Plan account. The reinvested amounts must be received by the Fund within 60 days after the date of your redemption. You may do this only once with respect to shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders

The CDSC, if applicable, will not apply to the proceeds of Class E shares of a Fund which are redeemed and then reinvested in Class E shares of the same Fund within 60 days after such redemption. IFDI will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once with respect to Class E shares of a Fund. The reinvestment must be made into the same fund, account, and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Funds' transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

If you are investing through certain third-party broker dealers, contact your plan administrator or other recordkeeper for information about your account.

If you have established an account that is maintained on our shareholder servicing system, we provide a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800.777.6472, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:

  obtain information about your accounts
  obtain price information about other funds in the Ivy Family of Funds obtain a Fund's current prospectus, SAI, annual report or other information about each Fund request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on our shareholder servicing system; otherwise, you should contact the introducing broker.

Internet Service

Our web site, www.ivyfunds.com, is also available. If you do not have an account established that is maintained on our shareholder servicing system, you may use the web site to obtain information about the Funds in the Ivy Family of Funds, including accessing a Fund's current prospectus, SAI, annual report or other information. If you have an account set up that is maintained on our shareholder servicing system, you may also use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares, if you have established Express Transactions for your account.

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange and after every transfer or redemption)
  quarter-to-date statements (quarterly)
  year-to-date statements (after the end of the fourth calendar quarter)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of a Fund's most recent prospectus and annual and semiannual reports to shareholders may be mailed to shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.ivyfunds.com to view and/or download these documents, as well as other information about each Fund.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the "Access Your Account" feature available via www.ivyfunds.com.

Exchange Privileges

Except as otherwise noted, you may sell (redeem) your Class E shares and buy Class E shares of another Fund in the Ivy Family of Funds without the payment of an additional sales charge. For Class E shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class E shares from Ivy Money Market Fund are subject to any sales charge applicable to the Fund being exchanged into, unless the Ivy Money Market Fund shares were previously acquired by an exchange from Class E shares of another Fund in the Ivy Family of Funds for which a sales charge was paid (or represent reinvestment of dividends and distributions paid on such shares).

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each fund within the Ivy Family of Funds may only be sold within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands. Before exchanging into a Fund, read its prospectus.

How to Exchange

Please note the InvestEd Plan accounts may have special restrictions on exchanges.

If you are investing through certain third-party broker dealers, contact your plan administrator or other recordkeeper for information about how to exchange.

If you have an account set up that is maintained on our shareholder servicing system, the following applies:

By mail: Send your written exchange request to Ivy Client Services at the address listed under "Selling Shares."

By telephone: Call IFDI at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. IFDI employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IFDI may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

Market Timing Policy

The Class E shares of the Funds are intended for long-term investment purposes to save for post-secondary education. Because Class E shares are an investment vehicle for your InvestEd Plan, investor-initiated exchanges among the Funds are limited by the terms of your InvestEd Plan. In addition, tax regulations impose penalties on redemptions of Class E shares that are Non-Qualified Withdrawals. As a result, it is unlikely that investments in Class E shares would be used to engage in market-timing activity. While IFDI and WRSCO recognize that investments in Class E shares do not likely present the same opportunity for market-timing activity that may be present for other funds, WRSCO monitors for such activity, as described below. As well, the Funds will take steps to seek to deter frequent purchases and redemptions in other classes of Fund shares (market timing activities). Market timing activities in any class of shares of the Funds, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or IFDI, thereby indirectly affecting each Fund's shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund, such as Ivy Asset Strategy Fund, Ivy Cundill Global Value Fund, Ivy International Balanced Fund and Ivy International Core Equity Fund, invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in high-yield fixed income securities, such as Ivy High Income Fund or in a Fund that invests a significant portion of its assets in small cap companies, such as Ivy Small Cap Growth Fund.

To discourage market timing activities by investors, the Funds' Board of Directors/Board of Trustees has adopted a market timing policy and has approved the procedures of the Funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WRSCO will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Fund shares.

As an additional step, WRSCO reviews Fund redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities in an account held directly on the Funds' records that has not previously exceeded WRSCO's thresholds, WRSCO will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If an account exceeds WRSCO's thresholds a second time within a twelve (12) month period, exchange privileges will be suspended indefinitely for all accounts owned by that shareholder whose account exceeded the pre-determined thresholds. For trading in omnibus accounts, WRSCO will, if possible, place a trading block at a tax ID number level or, if that cannot be accomplished, will contact the associated intermediary and request that the broker-dealer implement trading restrictions. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of a Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

In addition, IFDI and/or its affiliate, Waddell & Reed, Inc. (collectively, "W&R"), have entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by W&R, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders' Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary's account by any shareholder identified by W&R as having engaged in Fund share transactions that violate a Fund's market timing policy. W&R's procedures seek to monitor transactions in omnibus accounts so that W&R may make such further inquiries and take such other actions as it deems appropriate or necessary to enforce the Funds' market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, IFDI and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds, IFDI or WRSCO may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account.

The Funds' ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Fund's and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Funds' market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or IFDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Redemption Fee/Exchange Fee

To further discourage the use of the Funds as a vehicle for excessive short-term trading, each of the international funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class E shares of that Fund after holding the shares fewer than 30 days. Each of the non-international funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares of that Fund after holding the shares fewer than five days. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

A Fund's redemption fee will not be assessed against:

1.

certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts

2.

(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

3.

shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Funds' behalf.

Additionally, a Fund's redemption fee will not be assessed for any transaction (redemption or exchange) of less than $5,000 (that correspondingly would result in an assessment of a redemption fee less than $100.00).

In addition to these waivers, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Automatic Transactions

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account
Minimum Amount	Frequency
$25 (per Fund)	Monthly

Funds Plus Service
To move money from Ivy Money Market Fund to a Fund whether in the same or a different class
Minimum Amount	Frequency
$100 (per Fund)	Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Usually, a Fund distributes net investment income at the following times:

Annually in December: Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund

Quarterly in March, June, September and December: Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Dividend Income Fund, Ivy International Balanced Fund and Ivy Real Estate Securities Fund

Declared daily and paid monthly: Ivy Bond Fund, Ivy High Income Fund, Ivy Money Market Fund and Ivy Mortgage Securities Fund.

Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

All distributions in respect of Class E shares are automatically paid in additional shares.

Taxes

Class E shares

In general, your investment in Class E shares of a Fund is part of the Program. The Program has received a ruling from the Internal Revenue Service stating that, in general, the Program qualifies under Section 529 of the Code so that earnings on Program investments are not subject to Federal income tax (with respect to either a contributor to the Program or a Designated Beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay the "qualified higher education expenses" of your Designated Beneficiary are tax-free for Federal income tax purposes. State and local taxes may still apply.

Withdrawals of earnings that are not used for the Designated Beneficiary's qualified higher education expenses generally are subject not only to Federal income tax but also to a Federal penalty in the form of an additional 10% tax on the earnings portion of any non-qualified withdrawal (unless such amounts are transferred within sixty (60) days to another qualified tuition program for the same Designated Beneficiary as under the Program). Withdrawals attributable to contributions to the Program (including the portion of any rollover from another state's qualified tuition plan that is attributable to contributions to that plan) are not subject to tax.

In general, Qualified Higher Education Expenses include the costs of tuition, fees, books, supplies and equipment for the Designated Beneficiary's attendance at an "eligible educational institution" as well as qualified room and board if the Designated Beneficiary attends such institution at least half-time. The terms "qualified higher education expenses," "Designated Beneficiary," and "eligible educational institution" are as defined in the Code and as described in the Program Overview.

The foregoing is only a brief summary of some of the important Federal income tax considerations relating to investments in the Fund under the Program; you will find more information in the SAI and the Program Overview. You are urged to consult your own tax advisor for information about the state and local tax consequences of, and the impact of your personal financial situation on, an investment in your InvestEd Plan. In addition, please note that if you are a resident of a state other than Arizona, there may be state tax benefits available to you from an investment in a 529 Plan offered by your state.

IVY FUNDS

Custodian	Distributor
UMB Bank, n.a.	Ivy Funds Distributor, Inc.
928 Grand Boulevard	6300 Lamar Avenue
Kansas City, Missouri 64106	P. O. Box 29217
Shawnee Mission, Kansas
Legal Counsel	66201-9217
Bell, Boyd & Lloyd LLP	913.236.2000
Three First National Plaza	800.777.6472
70 West Madison Street
Suite 3100
Chicago, Illinois 60602-4207

Independent Registered
Public Accounting Firm	Transfer Agent
Deloitte & Touche LLP	Waddell & Reed
1100 Walnut, Suite 3300	Services Company
Kansas City, Missouri 64106	6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
Investment Manager	66201-9217
Ivy Investment	913.236.2000
Management Company	800.777.6472
6300 Lamar Avenue
P. O. Box 29217	Accounting Services Agent
Shawnee Mission, Kansas	Waddell & Reed
66201-9217	Services Company
913.236.2000	6300 Lamar Avenue
800.777.6472	P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913.236.2000
800.777.6472

IVY FUNDS

You can get more information about each Fund in the--

  Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
  Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of the Funds' current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Ivy Funds Distributor, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com and are available at www.ivyfunds.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 800.SEC.0330.

IVY FUNDS DISTRIBUTOR, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
800.777.6472

WRP3310 (07/07)

Ivy Funds, Inc. 811-06569
Ivy Funds: 811-01028